Exhibit 10.1

EXECUTION VERSION

CREDIT AGREEMENT

dated as of

August 20, 2013,

among

SPORTSMAN’S WAREHOUSE, INC.,

as Borrower,

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,

as Holdings,

THE LENDERS PARTY HERETO

and

CREDIT SUISSE AG,

as Administrative Agent and Collateral Agent

CREDIT SUISSE SECURITIES (USA) LLC,

as Bookrunner and Lead Arranger

i

Table of Contents

Page

SCHEDULES

Schedule 1.01(a)	-	Subsidiary Guarantors
Schedule 1.01(b)	-	Mortgaged Property
Schedule 2.01	-	Lenders and Commitments
Schedule 3.08	-	Subsidiaries
Schedule 3.09	-	Litigation
Schedule 3.17	-	Environmental Matters
Schedule 3.18	-	Insurance
Schedule 3.19(a)	-	UCC Filing Offices
Schedule 3.20(a)	-	Owned Real Property
Schedule 3.20(b)	-	Leased Real Property
Schedule 4.02(a)	-	Local Counsel
Schedule 5.14	-	Post-Closing Actions
Schedule 6.01	-	Existing Indebtedness
Schedule 6.02	-	Existing Liens

EXHIBITS

Exhibit A	-	Form of Administrative Questionnaire
Exhibit B-1	-	Form of Non-Affiliated Lender Assignment and Acceptance
Exhibit B-2	-	Form of Affiliated Lender Assignment and Acceptance
Exhibit C	-	Form of Borrowing Request
Exhibit D	-	Form of Guarantee and Collateral Agreement
Exhibit E	-	Intercreditor Agreement
Exhibit F	-	Form of Affiliate Subordination Agreement
Exhibit G	-	Form of Compliance Certificate
Exhibit H-1	-	Form of U.S. Tax Compliance Certificate (Foreign Lenders That Are Not Partnerships)
Exhibit H-2	-	Form of U.S. Tax Compliance Certificate (Foreign Participants That Are Not Partnerships)
Exhibit H-3	-	Form of U.S. Tax Compliance Certificate (Foreign Participants That Are Partnerships)
Exhibit H-4	-	Form of U.S. Tax Compliance Certificate (Foreign Lenders That Are Partnerships)

CREDIT AGREEMENT dated as of August 20, 2013, among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (“Holdings”), the Lenders (such term and each other capitalized term used but not defined in this introductory statement having the meaning given it in Article I) from time to time party hereto, and CREDIT SUISSE AG, as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Lenders.

The Borrower has requested the Lenders to extend credit in the form of (a) First Out Term Loans on the Closing Date, in an aggregate principal amount of $185,000,000 and (b) Last Out Term Loans on the Closing Date, in an aggregate principal amount of $50,000,000. The proceeds of the Term Loans are to be used solely to (i) consummate the Closing Date Dividend, (ii) repay all amounts outstanding under the Existing Credit Agreement, (iii) to pay the certain fees and expenses related to the Transactions and (iv) for general corporate purposes of the Borrower and its Subsidiaries.

The Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings specified below:

“ABL Agent” means Wells Fargo Bank, N.A., as administrative agent and collateral agent under the ABL Documents or any future administrative agent or collateral agent under the ABL Documents and party to the Intercreditor Agreement.

“ABL Credit Agreement” shall mean that certain Credit Agreement, dated as of May 28, 2010 (as amended, amended and restated, supplemented, extended or otherwise modified from time to time), among the Borrower, as the lead borrower, the borrowers named therein, the ABL Agent and the other lenders party thereto, and any replacement credit agreement entered into pursuant to any Permitted Refinancing Indebtedness in respect thereof.

“ABL Documents” shall mean the ABL Credit Agreement and all other Loan Documents (as defined in the ABL Credit Agreement).

“ABL Facility Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of the date hereof, among the Borrower, as the lead borrower, the borrowers named therein, the ABL Agent and the other lenders party thereto.

“ABL Loans” shall mean the loans made pursuant to the ABL Credit Agreement.

“ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement as in effect as of the Closing Date.

“ABL Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement as in effect as of the Closing Date.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Acceptable Price” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Acquired Entity” shall have the meaning assigned to such term in Section 6.04(g).

“Additional Lender” shall mean, at any time, any bank or other financial institution that agrees to provide any portion of any Incremental Term Loans or Other Term Loans pursuant to an Incremental Amendment in accordance with Section 2.22; provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld or delayed) to such bank or other financial institution making such Incremental Term Loans or Other Term Loans if such consent would be required under Section 9.04 for an assignment of Loans to such bank or other financial institution.

“Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to (a) the greater of 1.25% per annum and (b) the product of (i) the LIBO Rate in effect for such Interest Period and (ii) Statutory Reserves.

“Administrative Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Administrative Agent Fees” shall have the meaning assigned to such term in Section 2.05(c).

“Administrative Questionnaire” shall mean an Administrative Questionnaire in the form of Exhibit A, or such other form as may be supplied from time to time by the Administrative Agent.

“Affected Class” shall have the meaning assigned to such term in Section 2.23(a).

“Affiliate” shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided, however, that, for purposes of the definition of “Eligible Assignee” and Section 6.07 the term “Affiliate” shall also include any Person that directly or indirectly owns 5.0% or more of any class of Equity Interests of the Person specified or that is an officer or director of the Person specified.

“Affiliate Subordination Agreement” shall mean an Affiliate Subordination Agreement in the form of Exhibit F pursuant to which intercompany obligations and advances owed by any Loan Party are subordinated to the Obligations.

“Affiliated Lender” shall mean, at any time, any Lender that is the Sponsor or an Affiliate of the Sponsor (other than Holdings, the Borrower or any of their respective Subsidiaries) at such time.

“Affiliated Lender Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an Affiliated Lender and accepted by the Administrative Agent, in the form of Exhibit B-2 or such other form as shall be approved by the Administrative Agent.

“Agents” shall have the meaning assigned to such term in Article VIII.

“Agreement Value” shall mean, for each Hedging Agreement, on any date of determination, the maximum aggregate amount (giving effect to any netting agreements) that Holdings, the Borrower or any of their Subsidiaries would be required to pay if such Hedging Agreement were terminated on such date.

“Agreement Among Lenders” shall mean that certain Agreement Among Lenders, dated as of the date hereof, by and among the Lenders from time to time party hereto and thereto, as amended, restated, amended and restated, supplemented and otherwise modified from time to time in accordance with the terms thereof.

“Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.0% and (c) the Adjusted LIBO Rate applicable for an Interest Period of one month commencing on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%; provided that, solely for purposes of determining the Adjusted LIBO Rate for purposes of the foregoing, the LIBO Rate for any day shall be based on the rate set forth on such day at approximately 11:00 a.m. (London time) by reference to the British Bankers’ Association Interest Settlement Rates for deposits in dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association (or the successor thereto if the British Bankers’ Association is no longer making a LIBO Rate available) as an authorized vendor for the purpose of displaying such rates). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations or offers in accordance with the terms of the respective definitions thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), as applicable, of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, as the case may be. If at any time the Alternate Base Rate as calculated pursuant to the foregoing would otherwise be lower than 2.25% per annum, the Alternate Base Rate shall be deemed to be 2.25% per annum at such time.

“Applicable Margin” shall mean, for any day (a) with respect to any Eurodollar First Out Term Loan, 6.00% per annum, (b) with respect to any ABR First Out Term Loan, 5.00% per annum, (c) with respect to any Eurodollar Last Out Term Loan, 10.75% per annum and (d) with respect to any ABR Last Out Term Loan, 9.75% per annum.

“Applicable Discount” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Asset Sale” shall mean the sale, transfer or other disposition (by way of merger, casualty, condemnation or otherwise) by Holdings or any of the Subsidiaries of Holdings to any Person other than the Borrower or any Subsidiary Guarantor of (a) any Equity Interests of any of the Subsidiaries of Holdings (other than directors’ qualifying shares and other than issuances of Qualified Capital Stock of the Borrower or Minnesota Merchandising to Holdings) or (b) any other assets of Holdings, the Borrower or any of the Subsidiaries of Holdings (other than (i) inventory, damaged, obsolete or worn out assets, scrap and Permitted Investments, in each case disposed of in the ordinary course of business, and (ii) any sale, transfer or other disposition or series of related sales, transfers or other dispositions having a value not in excess of $500,000).

“Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender (other than an Affiliated Lender) and an Eligible Assignee, and accepted by the Administrative Agent, in the form of Exhibit B-1 or such other form as shall be approved by the Administrative Agent.

“ATF” shall mean the federal Bureau of Alcohol, Tobacco and Firearms and any comparable state agency or regulatory body.

“Available Amount” shall mean, as of any date of determination, an amount (if positive) equal to (a) the aggregate cumulative amount of Excess Cash Flow that is Not Otherwise Applied for all fiscal years (commencing with and including the first full fiscal year commencing after the Closing Date) ending on or prior to such date for which financial statements have been delivered pursuant to Section 5.04(a), plus (b) the amount of any Net Cash Proceeds from capital contributions received by Holdings or Net Cash Proceeds of Equity Issuances of Qualified Capital Stock by Holdings, in each case, to the extent not resulting in a Change of Control (other than in connection with Cure Amounts) to the extent contributed by Holdings as a capital contribution to the Borrower after the Closing Date and prior to such date of determination.

“Availability” shall mean, as of any date of determination, the amount available to be drawn under the ABL Credit Agreement as in effect on the date hereof and as amended in accordance with the terms of this Agreement (including, without limitation, Section 6.09) and the Intercreditor Agreement.

“Board” shall mean the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Borrower Materials” shall have the meaning assigned to such term in Section 9.01.

“Borrowing” shall mean Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Request” shall mean a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C, or such other form as shall be approved by the Administrative Agent.

“Breakage Event” shall have the meaning assigned to such term in Section 2.16.

“Business Day” shall mean any day other than a Saturday, Sunday or day on which banks in New York City are authorized or required by law to close; provided, however, that when used in connection with a Eurodollar Loan or an ABR Loan based on the Adjusted LIBO Rate, the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market.

“Calculation Period” shall mean the four fiscal quarters of Holdings.

“Capital Expenditures” shall mean, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of Holdings and its consolidated Subsidiaries for such period prepared in accordance with GAAP and (b) Capital Lease Obligations or Synthetic Lease Obligations incurred by the Borrower and its consolidated Subsidiaries during such period, but excluding in each case any such expenditure (w) made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such damage, loss, destruction or condemnation, (x) financed with the proceeds of asset sales, sales or issuances of Equity Interests, capital contributions, insurance (other than business interruption insurance to the extent included in Consolidated Net Income) or Indebtedness (other than ABL Loans), (y) made as tenant in leasehold improvements to the extent reimbursed by landlords or (z) related to sale-leaseback transactions.

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. Whether a lease constitutes a Capital Lease Obligation shall be determined in accordance with GAAP and policies in conformity with those used to prepare the financial statements of Holdings and its Subsidiaries for the fiscal year ended February 2, 2013.

“CFC” shall mean any Subsidiary that is a controlled foreign corporation under Section 957 of the Code.

A “Change in Control” shall be deemed to have occurred if (a) prior to a Qualified Public Offering, the Permitted Investors shall fail to own, directly or indirectly, beneficially and of record, shares representing at least 51.0% of each of the economic interests in, or the aggregate ordinary voting power represented by, the issued and outstanding Equity Interests of Holdings, (b) after a Qualified Public Offering, any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the date hereof), other than the Permitted Investors, shall own, directly or indirectly, beneficially or of record, shares representing more than 35.0% of the aggregate economic interests in, or the ordinary voting power represented by, the issued and outstanding capital stock of Holdings, (c) a majority of the seats (other than vacant seats) on the board of directors of Holdings shall at any time be occupied by persons who were neither (i) nominated by the board of directors of Holdings nor (ii) appointed by directors so nominated, (d) any change in control (or similar event, however denominated) with respect to Holdings or any Subsidiary of Holdings shall occur under and as defined in any indenture or agreement in respect of Material Indebtedness to which Holdings or any Subsidiary of Holdings is a party, or (e) Holdings shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Equity Interests of the Borrower.

“Change in Law” shall mean the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority; (c) compliance by any Lender (or, for purposes of Section 2.14, by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; or (d) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Charges” shall have the meaning assigned to such term in Section 9.09.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are First Out Term Loans, Last Out Term Loans or a particular tranche of First Out Term Loans or Last Out Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Commitment with respect to First Out Term Loans, Last Out Term Loans or a particular tranche of First Out Term Loans or Last Out Term Loans.

“Closing Date” shall mean August 20, 2013.

“Closing Date Dividend” shall mean a cash dividend in an amount not to exceed $101,100,000 paid by the Borrower to Holdings, and by Holdings to the equity holders of Holdings, in each case, not later than August 22, 2013.

“Closing Date First Out Term Loans” shall mean the Term Loans made on the Closing Date pursuant to Section 2.01(a), without giving effect to any amendment pursuant to Section 2.23. For the avoidance of doubt, Incremental Term Loans and Extended Term Loans shall not constitute Closing Date Term Loans.

“Closing Date Last Out Term Loans” shall mean the Term Loans made on the Closing Date pursuant to Section 2.01(b), without giving effect to any amendment pursuant to Section 2.23. For the avoidance of doubt, Incremental Term Loans and Extended Term Loans shall not constitute Closing Date Term Loans.

“Closing Date Term Loans” shall mean the Closing Date First Out Term Loans and the Closing Date Last Out Term Loans.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” shall mean all the “Collateral” as defined in any Security Document and shall also include the Mortgaged Properties but shall exclude all Excluded Assets.

“Collateral Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Commitment” shall mean, with respect to any Lender, such Lender’s commitment to make Term Loans of any Class.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Communications” shall have the meaning assigned to such term in Section 9.01.

“Compliance Certificate” shall mean a certificate of a Financial Officer substantially in the form of Exhibit G or such other form as is acceptable to the Administrative Agent.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” shall mean, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any non-cash charges (other than the write-down of current assets and non-cash charges representing an accrual or reserve with respect to an item paid or expected to be paid in cash) for such period (including non-cash compensation expense and amounts representing non-cash adjustments for application arising by reason of the application of ASC No. 805 (relating to changes in accounting for the amortization of goodwill and certain other intangibles), ASC No. 350 and ASC No. 360 (relating to the write-down of long-lived assets) and ASC No. 805 (including in connection with “earn outs” incurred as deferred consideration pursuant to a Permitted Acquisition), (v) to the extent paid in accordance with Section 6.07, any management, monitoring, consulting and advisory costs and expenses paid in cash to the Sponsor during such period, (vi) costs and expenses incurred in connection with (x) the Transactions or (y) the incurrence of any Incremental Term Loans, (vii) costs and expenses incurred in connection with Permitted Acquisitions, (viii) pre-opening and development costs and expenses incurred in connection with the opening of new Stores after the Closing Date, (ix) any unusual or non-recurring charges, expenses or losses (including, without limitation, for litigation) for such period in an amount not to exceed $2,500,000; and minus (b) without duplication (i) all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clause (a)(iv) above in a previous period, (ii) any net after tax gain or income from the early extinguishment of Indebtedness, Hedge Agreements or other derivative investments (including as a result of an assignment of Term Loans to a Purchasing Borrower Party as permitted pursuant to Section 9.04(c) or to an Affiliated Lender as permitted pursuant to Section 9.04(d)) and (iii) to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP. For purposes of the determination of the Interest Coverage Ratio, the Total Net Leverage Ratio and the Total Secured Leverage Ratio at any time, Consolidated EBITDA shall be calculated on a Pro Forma Adjusted basis.

“Consolidated Interest Expense” shall mean, for any period, the sum of (a) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations) of Holdings, the Borrower and the Subsidiaries of Holdings for such period, determined on a consolidated basis in accordance with GAAP, plus (b) any interest accrued during such period in respect of Indebtedness of Holdings, the Borrower or any Subsidiary of Holdings that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP. Consolidated Interest Expense shall not include costs in connection with the issuance of Indebtedness, debt discount or premium or other financing fees and expenses, in each case, to the extent directly and exclusively related to the consummation of the Transactions. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by Holdings, the Borrower or any Subsidiary of Holdings with respect to interest rate Hedging Agreements.

“Consolidated Net Income” shall mean, for any period, the net income or loss of Holdings, the Borrower and the Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, statute, rule or governmental regulation applicable to such Subsidiary, (b) the income or loss of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary or the date that such Person’s assets are acquired by the Borrower or any Subsidiary, (c) the income of any Person in which any other Person (other than the Borrower or a Wholly Owned Subsidiary or any director holding qualifying shares in accordance with applicable law) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or a Wholly Owned Subsidiary by such Person during such period and (d) any gains attributable to sales of assets out of the ordinary course of business.

“Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its assets or properties is bound.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Credit Event” shall have the meaning assigned to such term in Section 4.01.

“Current Assets” shall mean, on any date of determination, the consolidated current assets (other than cash and Permitted Investments) of Holdings, the Borrower and the Subsidiaries of Holdings. For purposes of calculating Current Assets for any period in which a Permitted Acquisition occurs, the “consolidated current assets” of any Acquired Entity (determined on a basis consistent with the corresponding definitions herein, with appropriate reference changes) as of the date such Permitted Acquisition is consummated shall be added to Current Assets as of the first day of the applicable period.

“Current Liabilities” shall mean, on any date of determination, the consolidated current liabilities of Holdings, the Borrower and the Subsidiaries of Holdings at such time, but excluding, without duplication, the current portion of any long-term Indebtedness and outstanding ABL Loans. For purposes of calculating Current Assets for any period in which a Permitted Acquisition occurs, the “consolidated current liabilities” of any Acquired Entity (determined on a basis consistent with the corresponding definitions herein, with appropriate reference changes) as of the date such Permitted Acquisition is consummated shall be added to Current Liabilities as of the first day of the applicable period.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Default” shall mean any event or condition which upon notice, lapse of time or both would constitute an Event of Default.

“Defaulting Lender” shall mean, subject to Section 2.24(c), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has,

(i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or Federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to 2.24(c)) upon delivery of written notice of such determination to the Borrower and each Lender.

“Disqualified Stock” shall mean any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, or requires the payment of any cash dividend or any other scheduled payment constituting a return of capital, in each case at any time on or prior to the first anniversary of the Latest Maturity Date (as of the date of issuance of such Equity Interests), (b) is convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest referred to in clause (a) above, in each case at any time prior to the first anniversary of the Latest Maturity Date (as of the date of issuance of such Equity Interests) or (c) has the benefit of any covenants that restrict the payment of the Term Loans or that are EBITDA or debt multiple based (i.e,. financial covenants) (it being understood that this clause (c) shall not apply to Equity Interests issued to management of the Loan Parties that matures or is redeemable upon termination of employment with respect to which the redemption price is calculated with respect to EBITDA or a debt multiple).

“Dollars” or “$” shall mean lawful money of the United States of America.

“Domestic Subsidiaries” shall mean all Subsidiaries incorporated or organized under the laws of the United States of America, any State thereof or the District of Columbia.

“Dutch Auction” shall mean one or more purchases (each, a “Purchase”) by an Affiliated Lender or a Permitted Auction Purchaser (in either case, a “Purchaser”) of Term Loans; provided that, each such Purchase is made on the following basis:

(a) (i) the Purchaser will notify the Administrative Agent in writing (a “Purchase Notice”) (and the Administrative Agent will deliver such Purchase Notice to each relevant Lender) that such Purchaser wishes to make an offer to purchase from each Lender and/or each Lender with respect to any Class of Term Loans in an aggregate principal amount as is specified by such Purchaser (the “Purchase Amount”) with respect to each applicable Class (provided that offers shall be made on a pro rata basis with respect to each outstanding Class of Term Loans), subject to a range or minimum discount to par expressed as a price at which range or price such Purchaser would consummate the Purchase (the “Offer Price”) of such Class of Term Loans to be purchased (it being understood that different Offer Prices and/or Purchase Amounts, as applicable, may be offered with respect to different Classes of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this definition of “Dutch Auction”); provided that the Purchase Notice shall specify that each Return Bid (as defined below) must be submitted by a date and time to be specified in the Purchase Notice, which date shall be no earlier than the second Business Day following the date of the Purchase Notice and no later than the fifth Business Day following the date of the Purchase Notice; (ii) at the time of delivery of the Purchase Notice to the Administrative Agent, no Default or Event of Default shall have occurred and be continuing or would result therefrom (which condition shall be certified as being satisfied in such Purchase Notice) and (iii) the Purchase Amount specified in each Purchase Notice delivered by such Purchaser to the Administrative Agent shall not be less than $10,000,000 in the aggregate;

(b) such Purchaser will allow each Lender holding the Class of Term Loans subject to the Purchase Notice to submit a notice of participation (each, a “Return Bid”) which shall specify (i) one or more discounts to par of such Lender’s Class or Classes of Term Loans subject to the Purchase Notice expressed as a price (each, an “Acceptable Price”) (but in no event will any such Acceptable Price be greater than the highest Offer Price for the Purchase subject to such Purchase Notice) and (ii) the principal amount of such Lender’s Class or Classes of Term Loans at which such Lender is willing to permit a purchase of all or a portion of its Term Loans to occur at each such Acceptable Price (the “Reply Amount”);

(c) based on the Acceptable Prices and Reply Amounts of the respective Classes of Term Loans as are specified by the Lenders, the Administrative Agent in consultation with such Purchaser, will determine the applicable discount (the “Applicable Discount”) which will be the lower of (i) the lowest Acceptable Price at which such Purchaser can complete the Purchase for the entire Purchase Amount, and (ii) in the event that the aggregate Reply Amounts relating to such Purchase Notice are insufficient to allow such Purchaser to complete a purchase of the entire Purchase Amount the highest Acceptable Price that is less than or equal to the Offer Price (it being understood that different Applicable Discounts may be applicable to different Classes of Term Loans and, in such an event, each such offer will be treated as a separate offer pursuant to the terms of this Section);

(d) such Purchaser shall purchase Term Loans of the applicable Class from each Lender holding such Class of Term Loans with one or more Acceptable Prices that are equal to or less than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount (such Term Loans being referred to as “Qualifying Loans” and such Lenders being referred to as “Qualifying Lenders”) with respect to such Class, subject to clauses (e), (f) and (g) below;

(e) such Purchaser shall purchase the Qualifying Loans offered by the Qualifying Lenders at the Applicable Discount; provided that if the aggregate principal amount required to purchase the Qualifying Loans would exceed the Purchase Amount, such Purchaser shall purchase Qualifying Loans ratably based on the aggregate principal amounts of all such Qualifying Loans tendered by each such Qualifying Lender;

(f) the Purchase shall be consummated pursuant to and in accordance with Section 9.04, as applicable, and, to the extent not otherwise provided herein, shall otherwise be consummated pursuant to procedures (including as to timing, rounding and minimum amounts, Interest Periods, and other notices by such Purchaser) reasonably acceptable to the Administrative Agent (provided that, subject to the proviso of subsection (g) of this definition, such Purchase shall be required to be consummated no later than five Business Days after the time that Return Bids are required to be submitted by Lenders pursuant to the applicable Purchase Notice); and

(g) upon submission by a Lender of a Return Bid, subject to the foregoing clause (f), such Lender will be irrevocably obligated to sell the entirety or its pro rata portion (as applicable pursuant to clause (e) above) of the Reply Amount at the Applicable Discount plus accrued and unpaid interest through the date of Purchase to such Purchaser pursuant to Section 9.04 and as otherwise provided herein; provided that as long as no Return Bids have been submitted each Purchaser may rescind its Purchase Notice by notice to the Administrative Agent.

“Eligible Assignee” means in the case of Term Loans, (a) a Lender, (b) an Affiliate of a Lender, (c) a Related Fund of a Lender and (d) any other Person (other than a natural person) approved by the Administrative Agent and, except with respect to assignments (i) while an Event of Default has occurred and is continuing under clause (b), (c), (g) or (h) of Section 7.01, (ii) to a Lender, an Affiliate of a Lender or a Related Fund of a Lender or (iii) during the primary syndication of the Commitments or Loans to Persons identified to the Borrower prior to the Closing Date, the Borrower (each such approval not to be unreasonably withheld or delayed); provided that the Borrower shall be deemed to have consented to any proposed Eligible Assignee unless it shall object thereto by written notice to the Administrative Agent within five Business Days after having received notice thereof; provided, further, that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrower or any of the Borrower’s Affiliates other than with respect to assignments to (x) Purchasing Borrower Parties to the extent expressly provided for under Section 9.04(c) and (y) Affiliated Lenders to the extent expressly provided for under Section 9.04(d) (which, in each case, shall be permitted if in compliance with Section 9.04(c) or 9.04(d), as applicable, regardless of whether such person otherwise satisfies the criteria of Eligible Assignee).

“Engagement Letter” shall mean the Engagement Letter dated August 8, 2013, between the Borrower and the Administrative Agent.

“Environmental Laws” shall mean all former, current and future Federal, state, local and foreign laws (including common law), treaties, regulations, rules, ordinances, codes, decrees, judgments, directives, orders (including consent orders), and agreements in each case, relating to protection of the environment, natural resources, human health and safety or the presence, Release of, or exposure to, Hazardous Materials, or the generation, manufacture, processing, distribution, use, treatment, storage, transport, recycling or handling of, or the arrangement for such activities with respect to, Hazardous Materials.

“Environmental Liability” shall mean all liabilities, obligations, damages, losses, claims, actions, suits, judgments, orders, fines, penalties, fees, expenses and costs (including administrative oversight costs, natural resource damages and remediation costs), whether contingent or otherwise, arising out of or relating to (a) compliance or non-compliance with any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” shall mean shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity interests in any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interest.

“Equity Issuance” shall mean any issuance or sale by Holdings of any Equity Interests of Holdings, as applicable, except in each case for (a) any issuance of directors’ qualifying shares and (b) sales or issuances of common stock of Holdings to management or employees of Holdings, the Borrower or any Subsidiary under any employee stock option or stock purchase plan or employee benefit plan in existence from time to time.

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived), (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived, (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan, (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan or the withdrawal or partial withdrawal of the Borrower or any of its ERISA Affiliates from any Plan or Multiemployer Plan, (e) the receipt by the Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to the intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan, (f) the adoption of any amendment to a Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, (g) the receipt by the Borrower or any of its ERISA Affiliates of any notice, or the receipt by any Multiemployer Plan from the Borrower or any of its ERISA Affiliates of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA, (h) the occurrence of a “prohibited transaction” with respect to which Holdings, the Borrower or any of the Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code) or with respect to which Holdings, the Borrower or any such Subsidiary could otherwise be liable, (i) any Foreign Benefit Event or (j) any other event or condition with respect to a Plan or Multiemployer Plan that could result in liability of Holdings, the Borrower or any Subsidiary.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Events of Default” shall have the meaning assigned to such term in Section 7.01.

“Excess Cash Flow” shall mean, for any fiscal year of Holdings (commencing with the first such fiscal year that begins after the Closing Date), the excess of (a) the sum, without duplication, of (i) Consolidated EBITDA for such fiscal year and (ii) reductions to non-cash working capital of Holdings, the Borrower and the Subsidiaries for such fiscal year (i.e., the decrease, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year) minus (b) the sum, without duplication, of (i) the amount of any Taxes payable in cash by Holdings, the Borrower and the Subsidiaries with respect to such fiscal year, (ii) Consolidated Interest Expense for such fiscal year paid in cash, (iii) Capital Expenditures made in cash during such fiscal year, except to the extent financed with the proceeds of Indebtedness, equity issuances, casualty proceeds, condemnation proceeds or other proceeds that would not be included in Consolidated EBITDA, (iv) permanent repayments of Indebtedness (other than (w) mandatory prepayments of Loans under Section 2.13, (x) purchases and cancellations of Loans or Commitments by Purchasing Borrower Parties pursuant to Section 9.04(c) or by Affiliated Lenders pursuant to Section 9.04(d), (y) voluntary prepayments of Term Loans that reduce scheduled amortization during the applicable fiscal year or (z) payments of ABL Loans to the extent not accompanied by a commitment reduction)) made in cash by Holdings, the Borrower and the Subsidiaries during such fiscal year, but only to the extent that the Indebtedness so paid by its terms cannot be reborrowed or redrawn and such payments do not occur in connection with a refinancing of the Indebtedness so paid and are not made with the proceeds of other Indebtedness or from the issuance of

Equity Interests, (v) additions to noncash working capital for such fiscal year (i.e., the increase, if any, in Current Assets minus Current Liabilities from the beginning to the end of such fiscal year), (vi) to the extent paid in accordance with Section 6.07, any management, monitoring, consulting and advisory costs and expenses paid in cash to the Sponsor during such period and (vii) costs and expenses incurred in connection with Permitted Acquisitions. For the avoidance of doubt, for purposes of calculating Excess Cash Flow, Consolidated EBITDA shall not be calculated on a Pro Forma Basis.

“Excess Cash Flow Percentage” shall mean 50.0%; provided, that, the Excess Cash Flow Percentage shall be reduced to (i) 25.0% if the Total Net Leverage Ratio as of the last day of the applicable fiscal year to which the Excess Cash Flow prepayment relates is greater than 1.50 to 1.00 but is not greater than 2.50 to 1.00 and (ii) 0% if the Total Net Leverage Ratio as of the last day of such fiscal year is not greater than 1.50 to 1.00.

“Excluded Assets” shall mean (a) any fee-owned real property that is not Material Real Property and any leasehold interests in real property, (b) motor vehicles and other assets subject to certificates of title or ownership, (c) letter of credit rights, except to the extent that the filing of UCC financing statements is sufficient for perfection of security interests in such letter of credit rights, subject to all other clauses of this definition, (d) Equity Interests in any Person (other than any Wholly Owned Subsidiaries) to the extent the pledge thereof is not permitted by the terms of such Person’s existing organizational or joint venture documents (without giving effect to any amendment or modification thereto made in contemplation of or in connection with such pledge or the Transactions), (e) any lease, license or other agreement with any Person (but not any proceeds or receivables thereof) if, to the extent and for so long as, the grant of a Lien thereon to secure the Obligations constitutes a breach of or a default under, or creates a right of termination in favor of any party (other than Holdings or any of its Subsidiaries) with respect to, such lease, license or other agreement (but only to the extent any of the foregoing is not rendered ineffective by, or is otherwise unenforceable under, the Uniform Commercial Code or any Requirements of Law, including any Debtor Relief Law), (f) any asset if, to the extent and for so long as the grant of a Lien thereon to secure the Obligations is prohibited by any Requirements of Law (other than to the extent that any such prohibition would be rendered ineffective pursuant to the Uniform Commercial Code or any other applicable Requirements of Law), (g) those assets as to which the Administrative Agent (in consultation with the Borrower) reasonably determines that the costs (including any adverse tax consequences or other liabilities reasonably expected to be incurred by Holdings, the Borrower or any Subsidiary) of obtaining, perfecting or maintaining a Lien on such assets exceed the fair market value thereof or the practical benefit to the Secured Parties afforded thereby, (h) any governmental licenses or state or local franchises, charters and authorizations, to the extent security interests in such licenses, franchises, charters or authorizations are prohibited or restricted by the terms thereof and (i) any “intent-to-use” application for registration of a Trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, but only if and to the extent that the granting of a security interest in such application would result in the invalidation of such application or any resulting registration; provided that, notwithstanding anything to the contrary herein, the Excluded Assets shall not include any asset which constitutes collateral for any obligations under or in respect of the ABL Documents; provided, further, that all Proceeds (as defined in the Uniform Commercial Code) substitutions or replacements of any “Excluded Assets” described in clauses (a) through (i) (unless such Proceeds (as defined in the Uniform Commercial Code), substitutions or replacements would constitute “Excluded Assets”) shall constitute Collateral.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading

Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guarantee of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.21(a)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.20, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.20(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Class” shall mean, at any time, a Class of Term Loans existing at such time (not including any Class of Term Loans being made or established at such time).

“Existing Credit Agreement” shall mean that certain Credit Agreement, dated as of November 13, 2012, among the Borrower, Holdings, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent and collateral agent.

“Extended First Out Term Loans” shall mean First Out Term Loans converted by one or more Lenders pursuant to Section 2.23(a).

“Extended Last Out Term Loans” shall mean Last Out Term Loans converted by one or more Lenders pursuant to Section 2.23(a).

“Extended Term Loan Agreement” shall mean an Extended Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more Lenders providing such Extended Term Loans.

“Extended Term Loans” shall mean, collectively, Extended First Out Term Loans and Extended Last Out Term Loans.

“Extension Offer” shall have the meaning assigned to such term in Section 2.23(a).

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA” shall have the meaning assigned to such term in Section 3.25.

“Federal Funds Effective Rate” shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Fees” shall mean the First Out Funding Fee, the Last Out Funding Fee and the Administrative Agent Fees.

“Financial Covenants” shall mean the covenants set forth in Section 6.10 and 6.11.

“Financial Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such Person.

“First Out Funding Fee” shall have the meaning assigned to such term in Section 2.05(a).

“First Out Lender” shall mean a Lender with an outstanding First Out Term Loan Commitment or an outstanding First Out Term Loan.

“First Out Obligations” shall mean all Obligations other than the Last Out Obligations, including, without limitation, any obligations in respect of a Specified Hedge Agreement.

“First Out Term Loans” shall mean (i) the Closing Date First Out Term Loans made pursuant to Section 2.01(a) and (ii) the Incremental First Out Term Loans made pursuant to Section 2.22 Unless the context shall otherwise require, the term “First Out Term Loans” shall include all Classes of First Out Term Loans.

“First Out Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make First Out Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance or Affiliated Lender Assignment and Acceptance pursuant to which such Lender assumed its First Out Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, the term “First Out Term Loan Commitments” shall include the Incremental First Out Term Loan Commitments.

“First Out Yield Differential” shall have the meaning assigned to such term in Section 2.22(b).

“Flood Insurance Laws” shall mean, together, (a) the National Flood Insurance Act of 1968 and (b) the Flood Disaster Protection Act of 1973, each as amended and together with any successor law of such type.

“Foreign Benefit Event” shall mean, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan, (d) the incurrence of any liability in excess of $1,000,000 by Holdings, the Borrower or any Subsidiary

under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or (e) the occurrence of any transaction that is prohibited under any applicable law and that could reasonably be expected to result in the incurrence of any liability by Holdings, the Borrower or any of the Subsidiaries, or the imposition on Holdings, the Borrower or any of the Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $1,000,000.

“Foreign Lender” shall mean any Lender that is not a U.S. Person.

“Foreign Pension Plan” shall mean any benefit plan that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority.

“GAAP” shall mean United States generally accepted accounting principles applied on a consistent basis but subject to Section 1.02.

“Governmental Authority” shall mean the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local or foreign, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). For the avoidance of doubt “Governmental Authority” shall include Bureau of Alcohol, Tobacco and Firearms and any state agency, authority, instrumentality, regulatory body or other entity having a similar purview.

“Government Official” shall mean (a) an executive, official, employee or agent of a governmental department, agency or instrumentality, (b) a director, officer, employee or agent of a wholly or partially government -owned or -controlled company or business, (c) a political party or official thereof, or candidate for political office or (d) an executive, official, employee or agent of a public international organization (e.g., the International Monetary Fund or the World Bank).

“Granting Lender” shall have the meaning assigned to such term in Section 9.04(k).

“Guarantee” of or by any Person shall mean any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee and Collateral Agreement” shall mean the Guarantee and Collateral Agreement, substantially in the form of Exhibit D, among the Borrower, Holdings, the Subsidiaries party thereto and the Collateral Agent for the benefit of the Secured Parties.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Hazardous Materials” shall mean (a) any petroleum products or byproducts and all other hydrocarbons, coal ash, radon gas, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, chlorofluorocarbons and all other ozone-depleting substances and (b) any chemical, material, substance or waste that is prohibited, limited or regulated by or pursuant to any Environmental Law.

“Hedging Agreement” shall mean any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

“Holdings” shall have the meaning assigned to such term in the introductory statement to this Credit Agreement.

“Incremental First Out Term Loan Commitment” shall mean the Commitment of any Lender, established pursuant to Section 2.22, to make Incremental First Out Term Loans to the Borrower.

“Incremental First Out Term Loans” shall mean First Out Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c). Incremental First Out Term Loans may be made in the form of additional First Out Term Loans or, to the extent permitted by Section 2.22 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other First Out Term Loans.

“Incremental Last Out Term Loan Commitment” shall mean the Commitment of any Lender, established pursuant to Section 2.22, to make Incremental Last Out Term Loans to the Borrower.

“Incremental Last Out Term Loans” shall mean Last Out Term Loans made by one or more Lenders to the Borrower pursuant to Section 2.01(c). Incremental Last Out Term Loans may be made in the form of additional Last Out Term Loans or, to the extent permitted by Section 2.22 and provided for in the relevant Incremental Term Loan Assumption Agreement, Other Last Out Term Loans.

“Incremental Term Borrowing” shall mean a Borrowing comprised of Incremental Term Loans.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Amount” shall mean, at any time, the excess, if any, of (a) $30,000,000 minus (b) the aggregate amount of all Incremental Term Loan Commitments established prior to such time pursuant to Section 2.22.

“Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Administrative Agent and one or more Incremental Term Lenders.

“Incremental Term Loan Commitments” shall mean, collectively, the Incremental First Out Term Loan Commitments and the Incremental Last Out Term Loan Commitments.

“Incremental Term Loan Repayment Dates” shall mean the dates scheduled for the repayment of principal of any Incremental First Out Term Loan or any Incremental Last Out Term Loan, as the case may be, as set forth in the applicable Incremental Term Loan Assumption Agreement.

“Incremental Term Loans” shall mean, collectively, the Incremental First Out Term Loans and the Incremental Last Out Term Loans.

“Indebtedness” of any Person shall mean, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all Synthetic Lease Obligations of such Person, (j) net obligations of such Person under any Hedging Agreements, valued at the Agreement Value thereof, (k) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interests of such Person or any other Person or any warrants, rights or options to acquire such equity interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (l) all obligations of such Person as an account party in respect of letters of credit, (m) all obligations of such Person in respect of bankers’ acceptances, (n) the liquidation value of all Disqualified Stock of such Person and (o) all obligations of such Person in respect of earn-out or similar performance-based deferred purchase price arrangements if such obligations are required by GAAP to be reflected on the balance sheet of such Person. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

“Indemnified Taxes” shall mean (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee” shall have the meaning assigned to such term in Section 9.05(b).

“Information” shall have the meaning assigned to such term in Section 9.16.

“Initial Yield” means, with respect to any Indebtedness, the amount (as determined by the Administrative Agent) to be equal to the sum of (i) the one-month Adjusted LIBO Rate (giving effect to any “floor” or minimum rate) plus (ii) the margin above the Adjusted LIBO Rate on such Term Loans plus (i) if applicable, the amount of any OID paid with respect to such Indebtedness divided by the lesser of (x) the Weighted Average Life to Maturity of such Indebtedness and (y) four.

“Intellectual Property” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Intercreditor Agreement” shall mean that certain Intercreditor Agreement, dated as of the date hereof, among Holdings, the Borrower, Credit Suisse AG, as Administrative Agent and Collateral Agent, and Wells Fargo Bank N.A., as ABL Agent, substantially in the form of Exhibit E, as amended, restated, supplemented, modified, extended or replaced from time to time to the extent not prohibited by this Agreement or the Intercreditor Agreement.

“Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) (x) Consolidated Interest Expense for such period to the extent such Consolidated Interest Expense has been paid in cash or is required to be paid in cash (and is not capitalized, paid in kind or accreted or amortized) minus (y) the aggregate amount of (i) interest income of Holdings, the Borrower and the Subsidiaries for such period, (ii) amortization of deferred financing costs, debt issuance costs, commissions, discounts, fees and expenses, pay-in-kind interest expense and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting) and (iii) debt discount or premium and financing fees and expenses, including underwriting and arrangement fees and prepayment or redemption premiums.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing.

“Interest Period” shall mean, with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is 1, 2, 3 or 6 months (or, if available to all relevant Lenders, 9 or 12 months) thereafter, as the Borrower may elect; provided, however, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or indebtedness or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

“IRS” means the United States Internal Revenue Service.

“Junior Indebtedness” shall mean any Indebtedness that is unsecured or contractually subordinated or secured on a junior basis to the Obligations or any Permitted Refinancing Indebtedness in respect thereof. The ABL Credit Agreement and the ABL Loans (and any Permitted Refinancing Indebtedness in respect of the ABL Credit Agreement and the ABL Loans) shall not be considered to be “Junior Financing”.

“Last Out Funding Fee” shall have the meaning assigned to such term in Section 2.05(b).

“Last Out Lender” shall mean a Lender with a Last Out Term Loan Commitment or an outstanding Last Out Term Loan.

“Last Out Obligations” shall mean all Obligations of the Borrower and the other Loan Parties in respect of the Last Out Term Loans.

“Last Out Term Loan Commitment” shall mean, with respect to each Lender, the commitment of such Lender to make Last Out Term Loans hereunder as set forth on Schedule 2.01, or in the Assignment and Acceptance or Affiliated Lender Assignment and Acceptance pursuant to which such Lender assumed its Last Out Term Loan Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. Unless the context shall otherwise require, the term “Last Out Term Loan Commitments” shall include the Incremental Last Out Term Loan Commitments.

“Last Out Term Loans” shall mean (i) the Closing Date Last Out Term Loans made pursuant to Section 2.01(b) and (ii) the Incremental Last Out Term Loans made pursuant to Section 2.22 Unless the context shall otherwise require, the term “Last Out Term Loans” shall include all Classes of Last Out Term Loans.

“Last Out Yield Differential” shall have the meaning assigned to such term in Section 2.22(b).

“Latest Maturity Date” shall mean, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Term Loans, Extended Term Loans or Other Term Loans.

“Lead Arranger” shall mean Credit Suisse Securities (USA) LLC.

“Lenders” shall mean (a) the Persons listed on Schedule 2.01 and (b) any Person that has become a party hereto pursuant to an Assignment and Acceptance or an Affiliated Lender Assignment and Acceptance (in each case, except with respect to Section 9.05, other than any such Person that has ceased to be a party hereto pursuant to an Assignment and Acceptance or an Affiliated Lender Assignment and Acceptance).

“LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the commencement of such Interest Period by reference to the British Bankers’ Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Bankers’ Association (or the successor thereto if the British Bankers’ Association is no longer making a LIBO Rate available) as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the “LIBO Rate” shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Administrative Agent at approximately 11:00 a.m. (London time) on the date that is two Business Days prior to the beginning of such Interest Period.

“Lien” shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Loan Documents” shall mean this Agreement, the Security Documents, each Incremental Term Loan Assumption Agreement, the Agreement Among Lenders, each Loan Modification Offer, the promissory notes, if any, executed and delivered pursuant to Section 2.04(e) and any other document executed in connection with the foregoing.

“Loan Parties” shall mean Holdings, the Borrower and the Subsidiary Guarantors.

“Loans” or “Term Loans” shall mean the shall mean (i) the Closing Date Term Loans made pursuant to Sections 2.01(a) and (b) and (ii) the Incremental Term Loans made pursuant to Section 2.22 Unless the context shall otherwise require, the terms “Loans” and “Term Loans” shall include all Classes of Term Loans.

“Margin Stock” shall have the meaning assigned to such term in Regulation U.

“Material Adverse Effect” shall mean (a) a materially adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise), operating results of Holdings, the Borrower and their Subsidiaries, taken as a whole, (b) a material impairment of the ability of Holdings, the Borrower or any other Loan Party to perform any of its obligations under any Loan Document to which it is or will be a party (c) a material impairment of the rights and remedies of or benefits available to the Lenders under any Loan Document or (d) a material adverse effect on the Collateral or on the validity, perfection or priority of any Lien granted by any Loan Party in favor of the Collateral Agent for the benefit of the Secured Parties on any material portion of the Collateral.

“Material Indebtedness” shall mean Indebtedness (other than the Loans), or obligations in respect of one or more Hedging Agreements, of any one or more of Holdings, the Borrower or any Subsidiary in an aggregate principal amount exceeding $5,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings, the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the Agreement Value of such Hedging Agreement at such time.

“Material Real Property” shall mean any real property (including fixtures) that, individually, has a fair market value greater than or equal to $1,000,000, including, without limitation, any real property listed on Schedule 1.01(b).

“Maximum Rate” shall have the meaning assigned to such term in Section 9.09.

“Minnesota Merchandising” shall mean Minnesota Merchandising Corp., a Minnesota corporation.

“Moody’s” shall mean Moody’s Investors Service, Inc., or any successor thereto.

“Mortgaged Properties” shall mean, initially, the owned real properties of the Loan Parties specified on Schedule 1.01(b), and shall include each other parcel of real property and improvements thereto with respect to which a Mortgage is granted pursuant to Section 5.12.

“Mortgages” shall mean the mortgages, deeds of trust, leasehold mortgages, assignments of leases and rents, modifications and other security documents delivered pursuant to Section 5.12, each in favor of the Collateral Agent (or any other Person designated by the Collateral Agent) and in form and substance reasonably acceptable to the Collateral Agent, as modified and supplemented and in effect from time to time.

“Multiemployer Plan” shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds” shall mean (a) with respect to any Asset Sale or Recovery Event, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including reasonable broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrower’s good faith estimate of income taxes paid or payable in connection with such sale) or expenses relating to settlement of the underlying insurance claim or taking associated with such Recovery Event paid to Persons that are not Affiliates of any Loan Party, (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds), (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than (I) any such Indebtedness assumed by the purchaser of such asset and (II) Indebtedness under the ABL Documents) and (iv) to the extent such cash proceeds are received from Asset Sales of, or Recovery Events with respect to, ABL Priority Collateral, so long as any ABL Obligations (other than contingent indemnification obligations for which no claim has then been asserted) remain outstanding, the principal amount, premium or penalty, if any, interest and other ABL Obligations, in each case, which are required to be repaid or cash collateralized with any such proceeds; provided, however, that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof setting forth the Borrower’s intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and its Subsidiaries within 180 days of receipt of such proceeds and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 180-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds; and (b) with respect to any issuance or incurrence of Indebtedness or Equity Issuance, the cash proceeds thereof, net of all taxes and customary fees, commissions, costs and other expenses incurred in connection therewith (limited, in the case of expenses, to those expenses paid to Persons that are not Affiliates of any Loan Party).

“Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.21(a).

“Non-Defaulting Lender” shall mean, at any time, each Lender that is not a Defaulting Lender at such time.

“Not Otherwise Applied” shall mean, as of any date of determination, the aggregate amount of Excess Cash Flow for all fiscal years (commencing with the first full fiscal year commencing after the Closing Date) ending on or prior to such date minus (i) all prepayments made (or to be made) by the Borrower in accordance with Section 2.13(b) and voluntary prepayments that reduce the amount of the prepayment required under Section 2.13(b), (ii) all Investments made in reliance on Section 6.04(i)), (ii) all Restricted Payments made in reliance on Section 6.06(c) or (iv) prepayments, redemptions, repurchases or retirements of Indebtedness made in reliance on 6.09(c).

“Obligations” shall mean (i) the principal of and interest (including interest accruing (or that would accrue but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding) after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Holdings, the Borrower or any Subsidiary Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the Loans and (ii) all other obligations and liabilities of the Borrower or any other Loan Party (including with respect to Guarantees) to any Agent, any Lender or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement or any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent, the Collateral Agent, or to any Lender that are required to be paid by the Borrower or any Guarantor pursuant to any Loan Document), Guarantee obligations, obligations arising under Hedging Agreements or otherwise; provided, however, that the definition of “Obligations” shall not include or create any guarantee by any Loan Party of (or grant of security interest by any Loan Party to support, as applicable) any Excluded Swap Obligations of such Loan Party for purposes of determining any obligations of any Loan Party.

“OFAC” shall have the meaning assigned to such term in Section 3.24.

“Offer Price” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“OID” shall mean, with respect to any Indebtedness, the amount of any discount at which such Indebtedness is incurred or fee received by the lenders providing such Indebtedness (other than any customary arrangement or commitment fees payable in connection therewith to, and retained by, the arranger with respect to such Indebtedness (and not paid to all lenders generally with respect to such Indebtedness), expressed as a percentage of such Indebtedness.

“Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and, if applicable, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” shall mean all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.21).

“Other First Out Term Loans” shall have the meaning assigned to such term in Section 2.22(a).

“Other Last Out Term Loans” shall have the meaning assigned to such term in Section 2.22(a).

“Other Term Loans” shall have the meaning assigned to such term in Section 2.22(a).

“Parent Company” shall mean a Person whose sole assets (directly or indirectly) consist of 100% of the Equity Interests of Holdings.

“Participant” has the meaning assigned to such term in Section 9.04(h).

“Participant Register” has the meaning specified in of Section 9.04(h)

“PBGC” shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA.

“Perfection Certificate” shall mean the Perfection Certificate substantially in the form of Exhibit B to the Guarantee and Collateral Agreement.

“Permitted Acquisition” shall have the meaning assigned to such term in Section 6.04(g).

“Permitted Amendments” shall have the meaning assigned to such term in Section 2.23(b).

“Permitted Investments” shall mean:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of issuance thereof;

(b) investments in commercial paper maturing within 270 days from the date of issuance thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;

(c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within one year from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, the Administrative Agent or any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and that issues (or the parent of which issues) commercial paper rated at least “Prime-1” (or the then equivalent grade) by Moody’s or “A-1” (or the then equivalent grade) by S&P;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria of clause (c) above; and

(e) investments in “money market funds” within the meaning of Rule 2a-7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments of the type described in clauses (a) through (d) above;

“Permitted Investors” shall mean the Sponsor.

“Permitted Refinancing Indebtedness” shall mean, with respect to any Indebtedness (the “Refinanced Indebtedness”), any Indebtedness issued in exchange for, or the net proceeds of which are used to modify, refinance, refund, renew or extend such Refinanced Indebtedness; provided that (a) the aggregate principal amount (or accreted value, if applicable) thereof does not exceed the aggregate principal amount (or accreted value, if applicable) of the Refinanced Indebtedness outstanding immediately prior to such exchange, modification, refinancing, refunding, renewal or extension, except by an amount equal to the unpaid accrued interest and premium thereon plus other reasonable and customary amounts paid, and reasonable and customary fees and expenses incurred, in connection with such exchange, modification, refinancing, refunding, renewal or extension; and provided, further, that, in the case of Permitted Refinancing Indebtedness incurred in respect of the ABL Credit Agreement, the aggregate commitments for loans and letters of credit thereunder may not exceed the principal amount permitted to be incurred pursuant to Section 6.01(g), (b) any Permitted Refinancing Indebtedness has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Refinanced Indebtedness, (c) immediately before and after giving effect thereto, no Event of Default shall have occurred and be continuing, (d) if the Refinanced Indebtedness is subordinated in right of payment to the Obligations, any Permitted Refinancing Indebtedness is subordinated in right of payment to the Obligations on terms at least as favorable to the Administrative Agent and the Lenders as those contained in the documentation governing the Refinanced Indebtedness, (e) the primary obligor(s) in respect of any Permitted Refinancing Indebtedness are the primary obligor(s) in respect of the applicable Refinanced Indebtedness, and each Person (if any) that Guarantees, any Permitted Refinancing Indebtedness is a Person (if any) that Guaranteed (or would have been obligated to Guarantee) the applicable Refinanced Indebtedness, (f) to the extent the Permitted Refinanced Indebtedness is secured, any such Permitted Refinancing Indebtedness shall be secured by no additional assets of Holdings, the Borrower and its Restricted Subsidiaries than the assets securing such Refinanced Indebtedness (except to the extent of after-acquired assets or proceeds of assets that would have secured such Refinanced Indebtedness) and (g) in the case of Permitted Refinancing Indebtedness incurred in respect of the ABL Credit Agreement, if such Permitted Refinancing Indebtedness is secured, such Permitted Refinancing Indebtedness and the Liens securing such Permitted Refinancing Indebtedness, shall be subject to the Intercreditor Agreement.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Plan” shall mean any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 307 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Platform” shall have the meaning assigned to such term in Section 9.01.

“Pledged Collateral” shall have the meaning assigned to such term in the Guarantee and Collateral Agreement

“Prime Rate” shall mean the rate of interest per annum determined from time to time by Credit Suisse AG as its prime rate in effect at its principal office in New York City and notified to the Borrower. The prime rate is a rate set by Credit Suisse AG based upon various factors including Credit Suisse AG’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such rate.

“Pro Forma Basis” shall mean, with respect to compliance with any test or covenant hereunder, that all Specified Transactions and the following transactions in connection therewith (if any) shall be deemed to have occurred as of the first day of the applicable Calculation Period in such test or covenant: (a) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (i) in the case of an Asset Sale of all or substantially all Equity Interests in or assets of any Subsidiary of Holdings or any division, business unit, line of business or facility used for operations of Holdings or any of its Subsidiaries, shall be excluded, and (ii) in the case of a Permitted

Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (b) any retirement of Indebtedness and (c) any Indebtedness incurred or assumed by Holdings or any of its Subsidiaries in connection therewith, and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that the foregoing pro forma adjustments may be applied to any such test or covenant solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events that are (x) directly attributable to such transaction, (y) reasonably expected to have a continuing impact on Holdings and its Subsidiaries and (z) factually supportable.

“Public Lender” shall have the meaning assigned to such term in Section 9.01.

“Purchase” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Purchase Amount” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Purchaser” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Purchasing Borrower Parties” shall mean Holdings, the Borrower and their Subsidiaries.

“Qualified Capital Stock” of any Person shall mean any Equity Interest of such Person that is not Disqualified Stock.

“Qualified Counterparty” shall mean, with respect to any Specified Hedge Agreement, any counterparty thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an Agent or an Affiliate of a Lender or an Agent; provided that such Person executes and delivers to Administrative Agent a letter agreement in form and substance reasonably acceptable to Administrative Agent pursuant to which such person (a) appoints the Administrative Agent and the Collateral Agent as its agent under the applicable Loan Documents and (b) agrees to be bound by the provisions of Article VIII.

“Qualified Public Offering” shall mean the initial underwritten public offering of common Equity Interests of Holdings pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended, that results in at least $40,000,000 of Net Cash Proceeds to Holdings.

“Qualifying Lenders” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Qualifying Loans” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Recipient” means (a) the Administrative Agent and (b) any Lender, as applicable.

“Recovery Event” shall mean any settlement of or payment in respect of any property or casualty insurance claim or any taking under power of eminent domain or by condemnation or similar proceeding of or relating to any property or asset of Holdings, the Borrower or any Subsidiary, in each case, having a value in excess of $500,000 individually or $1,000,000 in the aggregate in any fiscal year.

“Register” shall have the meaning assigned to such term in Section 9.04(f).

“Regulation T” shall mean Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation U” shall mean Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Regulation X” shall mean Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Fund” shall mean, with respect to any Lender that is a fund or commingled investment vehicle that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, partners, officers, employees, agents, administrators, managers, representatives, legal counsel and advisors of such Person and such Person’s Affiliates.

“Release” shall mean any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into or through the environment or within or upon any building, structure, facility or fixture.

“Repayment Date” shall have the meaning given such term in Section 2.11(a).

“Reply Amount” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“Required Lenders” shall mean, at any time, Lenders having Loans, and unused Commitments representing more than 50% of the sum of all Loans outstanding and unused Commitments at such time; provided that the Commitments and Loans of any Defaulting Lender shall be disregarded in the determination of the Required Lenders at any time.

“Requirement of Law” shall mean, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its assets or property or to which such Person or any of its assets or property is subject.

“Responsible Officer” of any Person shall mean any executive officer or Financial Officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Indebtedness” shall mean Indebtedness of Holdings, the Borrower or any Subsidiary, the payment, prepayment, repurchase or defeasance of which is restricted under Section 6.09(b).

“Restricted Payment” shall mean any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings, the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in Holdings, the Borrower or any Subsidiary.

“Return Bid” shall have the meaning assigned to such term in the definition of “Dutch Auction”.

“S&P” shall mean Standard & Poor’s Ratings Service, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

“Section 5.04 Financials” means, as applicable, (i) the financial statements delivered, or required to be delivered, pursuant to Section 5.04(a) or (b), together with the accompanying Compliance Certificate delivered, or required to be delivered, pursuant to Section 5.04(c) or (ii) with respect to periods prior to periods covered by such Section 5.04 Financials (and prior to the Closing Date), the financial statements provided to the Administrative Agent with respect to such period with an accompanying officer’s certificate certifying as to the accuracy thereof.

“Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each Qualified Counterparty and (e) the successors and assigns of each of the foregoing.

“Security Documents” shall mean the Mortgages, the Guarantee and Collateral Agreement, the Intercreditor Agreement and each of the security agreements, mortgages and other instruments and documents executed and delivered pursuant to any of the foregoing or pursuant to Section 5.12.

“Solvent” shall mean, with respect to any Person, that, as of the date of determination, (a) the amount of the “fair value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the “present fair saleable value” of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Specified First Out Class” shall have the meaning assigned to such term in Section 2.22(b).

“Specified Last Out Class” shall have the meaning assigned to such term in Section 2.22(b).

“Specified Hedge Agreement” shall mean any Hedging Agreement permitted under Section 6.01(i) that is entered into by the Borrower and any Person who was a Qualified Counterparty as of the date such Hedge Agreement was entered into.

“Specified Transaction” means, with respect to any period, any Permitted Acquisition or other Investment consisting of an acquisition of 100% of the Equity Interests of a Person, or all or substantially all of the assets of a Person, or a division or line of business of a Person, any sale or disposition of all or substantially all of the Equity Interests in or assets of any Subsidiary of Holdings or any division, business unit, line of business or facility used for the operations of Holdings or any of its Subsidiaries, any incurrence or repayment of Indebtedness, any Restricted Payment under Section 6.06(c) any incurrence of Incremental Term Loans and any incurrence or permanent repayment of Indebtedness (which, in the case of revolving Indebtedness, is accompanied by a commitment reduction) in connection with any of the foregoing.

“Sponsor” shall mean Seidler Equity Partners and its Affiliates that are under the Control of Seidler Equity Partners and formed for the purpose of holding Investments or Equity Interests (other than Holdings, the Borrower and the Subsidiaries).

“SPV” shall have the meaning assigned to such term in Section 9.04(k).

“Statutory Reserves” shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which the Administrative Agent or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Administrative Agent or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Stores” shall mean any retail store operated by any Loan Party.

“Subordinated Indebtedness” shall mean, with respect to the Obligations, any Indebtedness of the Borrower or any Guarantor which is by its terms subordinated in right of payment to the Obligations (including, in the case of a Guarantor, Obligations of such Guarantor under its Guaranty).

“Subsidiary” or “subsidiary” shall mean, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, limited liability company, association or other business entity (a) of which securities or other ownership interests representing more than 50.0% of the equity or more than 50.0% of the ordinary voting power or more than 50.0% of the general partnership interests are, at the time any determination is being made, owned, Controlled or held, or (b) that is, at the time any determination is made, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Unless otherwise specified, “Subsidiary” and “subsidiary” shall refer to the Subsidiaries of Holdings.

“Subsidiary Guarantor” shall mean each Subsidiary listed on Schedule 1.01(a), and each other Subsidiary that is or becomes a party to the Guarantee and Collateral Agreement, in each case, other than any such Person that has ceased to be a Subsidiary Guarantor as a result of a transaction not prohibited by this Agreement.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Synthetic Lease” shall mean, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capital Lease Obligations.

“Synthetic Purchase Agreement” shall mean any swap, derivative or other agreement or combination of agreements pursuant to which Holdings, the Borrower or any Subsidiary is or may become obligated to make (a) any payment in connection with a purchase by any third party from a Person other than Holdings, the Borrower or any Subsidiary of any Equity Interest or Restricted Indebtedness or (b) any payment (other than on account of a permitted purchase by it of any Equity Interest or Restricted Indebtedness) the amount of which is determined by reference to the price or value at any time of any Equity Interest or Restricted Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of Holdings, the Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

“Taxes” shall mean any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Term Borrowing” shall mean a Borrowing comprised of Term Loans.

“Term Facility” shall mean the term loan facility provided for by this Agreement.

“Term Loan Commitment” shall mean, collectively, the First Out Term Loan Commitments and the Last Out Term Loan Commitments.

“Term Loan Maturity Date” shall mean August 20, 2019.

“Term Loan Ratio” shall mean 3.70 to 1.00.

“Term Loan Repayment Dates” shall mean the Repayment Dates, the Extended Repayment Dates and the Incremental Term Loan Repayment Dates.

“Total Debt” shall mean, on any date of determination, the total Indebtedness of Holdings, the Borrower and the Subsidiaries at such time (excluding Indebtedness of the type described in clause (i), clause (j), clause (k) and clause (l) of the definition of such term, except, in the case of such clause (l), to the extent of any unreimbursed drawings thereunder).

“Total Net Debt” shall mean, on any date of determination, (a) Total Debt minus (b) Unrestricted Cash; provided that the aggregated amount of cash and Permitted Investments permitted to reduce Total Net Debt pursuant to this clause (b) shall not exceed $7,500,000.

“Total Net Leverage Ratio” shall mean, on any date of determination, the ratio of Total Net Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Total Secured Debt” shall mean, on any date of determination, the Total Debt that consists of Indebtedness that is then secured by Liens on property or assets of Holdings or any of its Subsidiaries.

“Total Secured Leverage Ratio” shall mean, on any date of determination, the ratio of Total Secured Debt on such date to Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date.

“Transactions” shall mean, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the making of the Borrowings hereunder, (c) the consummation of the Closing Date Dividend, (c) the repayment of all amounts outstanding under or in respect of the Existing Credit Agreement and the termination of the commitments thereunder, (d) the execution, delivery and performance by the Loan Parties party thereto of amendments to, and/or amendments and restatements of, certain of the ABL Documents and (e) the payment of related fees and expenses.

“Type”, when used in respect of any Loan or Borrowing, shall refer to the Rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined. For purposes hereof, the term “Rate” shall mean the Adjusted LIBO Rate and the Alternate Base Rate.

“Uniform Commercial Code” or “UCC” shall mean, unless otherwise specified, the Uniform Commercial Code as from time to time in effect in the State of New York or to the extent it may be required to apply to any item of Collateral, the Uniform Commercial Code (or similar code or statute) of any applicable jurisdiction.

“United States” and “U.S.” shall each mean the United States of America.

“Unrestricted Cash” shall mean the aggregate amount of unrestricted cash and Permitted Investments of Holdings and its Subsidiaries which is subject to a valid and perfected Lien in favor of the Collateral Agent, excluding cash and Permitted Investments which are (or are required to be) listed as “restricted” on the consolidated balance sheet of Holdings, the Borrower and the Subsidiaries as of such date (other than to the extent the restricted nature of such cash and Permitted Investments is solely due to the Liens under the Loan Documents or the ABL Documents).

“U.S. Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.20(g)(i)(b)(iii).

“USA PATRIOT Act” shall mean The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)), as amended from time to time.

“USCO” shall mean the United States Copyright Office.

“USPTO” shall mean the United States Patent and Trademark Office.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“Wholly Owned Subsidiary” of any Person shall mean a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such

Person or one or more wholly owned Subsidiaries of such Person or by such Person and one or more wholly owned Subsidiaries of such Person.

“Withdrawal Liability” shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Withholding Agent” means the Borrower and the Administrative Agent.

SECTION 1.02. Terms Generally. (a) The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The words “hereof”, “herein”, “hereunder” and “hereby” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document or any other contract or agreement shall mean such document, contract or agreement as amended, restated, supplemented or otherwise modified from time to time, in each case, in accordance with or as permitted under the express terms of this Agreement, and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower wishes to amend any covenant in Article VI or any related definition to eliminate the effect of any change in GAAP occurring after the date of this Agreement on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Article VI or any related definition for such purpose), then the Borrower’s compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

(b) For purposes of determining compliance with the Financial Covenants contained in this Agreement and for any determinations of the Total Net Leverage Ratio, the Total Secured Leverage Ratio, the Interest Coverage Ratio and any other financial ratio (whether for purposes of any incurrence test or otherwise), any election by any Person to measure any portion of a non-derivative financial liability included in the definition of Indebtedness at fair value (as permitted by Financial Accounting Standards Board No. 159 or any similar accounting standard) other than to reflect a hedge of such non-derivative financial liability (including without limitation, both interest rate and foreign currency hedges) shall be disregarded and such determination shall be made instead using the outstanding amount of such Indebtedness.

SECTION 1.03. Pro Forma Calculations. All calculations permitted or required to be made on a Pro Forma Basis by Holdings, the Borrower or any Subsidiary pursuant to this Agreement shall include only those adjustments that (a) would be permitted or required by Regulation S-X under the Securities Act of 1933, as amended, or (b) have been certified by a Financial Officer of the Borrower as having been prepared in good faith based upon reasonable assumptions, which assumptions are written in a reasonably detailed manner and are reasonably acceptable to the Administrative Agent. Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this

Agreement with respect to any period during which any Specified Transaction occurs, the Total Net Leverage Ratio, the Total Secured Leverage Ratio, the Interest Coverage Ratio and the ratio set forth in Section 2.22(c) shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis. For the avoidance of doubt, (i) in the case of any test other than compliance with the Financial Covenants and the Total Net Leverage Ratio used in determining the applicable Excess Cash Flow Percentage, such test shall be calculated on a Pro Forma Basis taking into account all Specified Transactions that have occurred from the beginning of the most recently completed Calculation Period through the date of such test, and (ii) in the case of the Financial Covenants and the Total Net Leverage Ratio used in determining the applicable Excess Cash Flow Percentage, such test shall be calculated on a Pro Forma Basis taking into account all Specified Transactions that have occurred during the applicable Calculation Period. Any reference to compliance on a Pro Forma Basis with the Financial Covenants as of any date prior to the last day of the initial Calculation Period with respect to which the Financial Covenants are applicable shall refer to the covenant levels applicable for the first period specified in Sections 6.10 and 6.11, as applicable.

SECTION 1.04. Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Commitments may be classified and referred to by Class (e.g., a “First Out Term Loan”) or by Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar First Out Term Loan”). Borrowings also may be classified and referred to by Class (e.g., a “First Out Term Loan Borrowing”) or by Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar First Out Term Loan Borrowing”).

ARTICLE II

The Credits

SECTION 2.01. Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each First Out Lender agrees, severally and not jointly, to make a Closing Date First Out Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its First Out Term Loan Commitment set forth on Schedule 2.01. Amounts paid or prepaid in respect of First Out Term Loans may not be reborrowed.

(b) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Last Out Lender agrees, severally and not jointly, to make a Closing Date Last Out Term Loan to the Borrower on the Closing Date in a principal amount not to exceed its Last Out Term Loan Commitment set forth on Schedule 2.01. Amounts paid or prepaid in respect of Last Out Term Loans may not be reborrowed.

(c) Each First Out Lender having an Incremental First Out Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental First Out Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental First Out Term Loan Commitment. Each Last Out Lender having an Incremental Last Out Term Loan Commitment, severally and not jointly, hereby agrees, subject to the terms and conditions and relying upon the representations and warranties set forth herein and in the applicable Incremental Term Loan Assumption Agreement, to make Incremental Last Out Term Loans to the Borrower, in an aggregate principal amount not to exceed its Incremental Last Out Term Loan Commitment. Amounts paid or prepaid in respect of Incremental Term Loans may not be reborrowed.

SECTION 2.02. Loans. (a) Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their applicable Commitments; provided, however,

that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans comprising any Borrowing shall be in an aggregate principal amount that is (i) an integral multiple of $1,000,000 and not less than $5,000,000 (except, with respect to any Incremental Term Borrowing, to the extent otherwise provided in the related Incremental Term Loan Assumption Agreement) or (ii) equal to the remaining available balance of the applicable Commitments.

(b) Subject to Sections 2.08 and 2.15, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request pursuant to Section 2.03. Each Lender may at its option make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Borrowing that, if made, would result in more than five Eurodollar Borrowings outstanding hereunder at any time. For purposes of the foregoing, Borrowings having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Borrowings.

(c) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 1:00 p.m., New York City time, and the Administrative Agent shall promptly credit the amounts so received to an account designated by the Borrower in the applicable Borrowing Request or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (c) above and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower to but excluding the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, a rate determined by the Administrative Agent to represent its cost of overnight or short-term funds (which determination shall be conclusive absent manifest error). If such Lender shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement.

SECTION 2.03. Borrowing Procedure. In order to request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 (noon)., New York City time, three Business Days (or such shorter period as permitted by the Administrative Agent in its sole discretion) before a proposed Borrowing, and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day (or such shorter period as permitted by the Administrative Agent in its sole discretion) before a proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable, and shall be confirmed promptly by hand delivery or fax to the Administrative Agent of a written Borrowing Request and shall specify the following information: (i) whether the Borrowing then being requested is to be a First Out

Term Borrowing, a Last Out Term Borrowing, an Incremental Last Out Term Borrowing or an Incremental Last Out Term Borrowing, and whether such Borrowing is to be a Eurodollar Borrowing or an ABR Borrowing (provided that, until the Administrative Agent shall have notified the Borrower that the primary syndication of the Commitments has been completed (which notice shall be given as promptly as practicable and, in any event, within 30 days after the Closing Date), the Borrower shall not be permitted to request a Eurodollar Borrowing with an Interest Period in excess of one month); (ii) the date of such Borrowing (which shall be a Business Day); (iii) the number and location of the account to which funds are to be disbursed; (iv) the amount of such Borrowing; and (v) if such Borrowing is to be a Eurodollar Borrowing, the Interest Period with respect thereto; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested Borrowing shall comply with the requirements set forth in Section 2.02. If no election as to the Type of Borrowing is specified in any such notice, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period with respect to any Eurodollar Borrowing is specified in any such notice, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall promptly advise the applicable Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Borrowing.

SECTION 2.04. Evidence of Debt; Repayment of Loans. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each (i) First Out Lender the principal amount of each Closing Date First Out Term Loan of such Lender as provided in Section 2.11 (as may be amended in accordance with Section 2.23 with respect to any incurrence of Extended First Out Term Loans), (ii) Last Out Lender the principal amount of each Closing Date Last Out Term Loan of such Lender as provided in Section 2.11 (as may be amended in accordance with Section 2.23 with respect to any incurrence of Extended Last Out Term Loans) and (iii) Incremental Term Lender the principal amount of each Incremental Term Loan of such Lender as provided in the applicable Incremental Term Loan Assumption Agreement.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, the Class and Type thereof and, if applicable, the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower or any Guarantor and each Lender’s share thereof.

(d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with their terms.

(e) Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.04)

be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

SECTION 2.05. Fees. (a) The Borrower agrees to pay, on the Closing Date, to each First Out Lender funding Closing Date First Out Term Loans a funding fee (a “First Out Funding Fee”) equal to 1.00% of the stated principal amount of such Lender’s Closing Date First Out Term Loans.

(b) The Borrower agrees to pay, on the Closing Date, to each Last Out Lender funding Closing Date Last Out Term Loans a funding fee (a “Last Out Funding Fee”) equal to 2.175% of the stated principal amount of such Lender’s Closing Date Last Out Term Loans.

(c) The Borrower agrees to pay to the Administrative Agent, for its own account, the administrative fees set forth in the Engagement Letter at the times and in the amounts specified therein (the “Administrative Agent Fees”).

(d) All Fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, if and as appropriate, among the applicable Lenders. Once paid, none of the Fees shall be refundable under any circumstances.

SECTION 2.06. Interest on Loans. (a) Subject to the provisions of Section 2.07, the Loans comprising each ABR Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days) at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(b) Subject to the provisions of Section 2.07, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin.

(c) Interest on each Loan shall be payable on the Interest Payment Dates applicable to such Loan except as otherwise provided in this Agreement. The applicable Alternate Base Rate or Adjusted LIBO Rate for each Interest Period or day within an Interest Period, as the case may be, shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.07. Default Interest. If the Borrower shall default in the payment of any principal of or interest on any Loan or any other amount due hereunder or under any other Loan Document, by acceleration or otherwise, all overdue amounts outstanding under this Agreement and the other Loan Documents shall bear interest (after as well as before judgment), payable on demand, (a) in the case of overdue principal, at the rate otherwise applicable to such Loan pursuant to Section 2.06 plus 2.0% per annum and (b) with respect to all other overdue amounts, at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 days) equal to the rate that would be applicable to an ABR Loan plus 2.0% per annum.

SECTION 2.08. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Borrowing the Administrative Agent shall have determined that Dollar deposits in the principal amounts of the Loans comprising such Borrowing are not generally available in the London interbank market, or that the rates at which such Dollar deposits are being offered will not adequately and fairly reflect the cost to the majority of Lenders of making or maintaining Eurodollar Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Administrative Agent shall, as soon as practicable thereafter, give written or fax notice of such determination to the Borrower and the

Lenders. In the event of any such determination, until the Administrative Agent shall have advised the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, any request by the Borrower for a Eurodollar Borrowing pursuant to Section 2.03 or 2.10 shall be deemed to be a request for an ABR Borrowing. Each determination by the Administrative Agent under this Section 2.08 shall be conclusive absent manifest error.

SECTION 2.09. Termination and Reduction of Commitments. (a) The Term Loan Commitments (other than any Incremental Term Loan Commitments, which shall terminate as provided in the related Incremental Term Loan Assumption Agreement) shall automatically terminate upon the making of the Term Loans on the Closing Date. Notwithstanding the foregoing, all the Commitments shall automatically terminate at 5:00 p.m., New York City time, on August 20, 2013, if the initial Credit Event shall not have occurred by such time.

(b) Upon at least three Business Days’ prior irrevocable written or fax notice to the Administrative Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the unused Commitments; provided, however, that each partial reduction of unused Commitments shall be in an integral multiple of $1,000,000 and in a minimum amount of $5,000,000.

(c) Each reduction in the unused Commitments shall be made ratably among the Lenders in accordance with their respective applicable Commitments.

SECTION 2.10. Conversion and Continuation of Borrowings. The Borrower shall have the right at any time upon prior irrevocable notice to the Administrative Agent (a) not later than 10:00 a.m., New York City time, on any Business Day, to convert any Eurodollar Borrowing into an ABR Borrowing as of such day, (b) not later than 12:00 (noon), New York City time, three Business Days prior to conversion or continuation, to convert any ABR Borrowing into a Eurodollar Borrowing or to continue any Eurodollar Borrowing as a Eurodollar Borrowing for an additional Interest Period, and (c) not later than 12:00 (noon), New York City time, three Business Days prior to conversion, to convert the Interest Period with respect to any Eurodollar Borrowing to another permissible Interest Period, subject in each case to the following:

(i) until the Administrative Agent shall have notified the Borrower that the primary syndication of the Term Loans has been completed (which notice shall be given as promptly as practicable and, in any event, within 30 days after the Closing Date), no ABR Borrowing may be converted into a Eurodollar Borrowing with an Interest Period in excess of one month;

(ii) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the converted or continued Borrowing;

(iii) if less than all the outstanding principal amount of any Borrowing shall be converted or continued, then each resulting Borrowing shall satisfy the limitations specified in Sections 2.02(a) and 2.02(b) regarding the principal amount and maximum number of Borrowings of the relevant Type;

(iv) each conversion shall be effected by each Lender and the Administrative Agent by recording for the account of such Lender the new Loan of such Lender resulting from such conversion and reducing the Loan (or portion thereof) of such Lender being converted by an equivalent principal amount; accrued interest on any Eurodollar Loan (or portion thereof) being converted shall be paid by the Borrower at the time of conversion;

(v) if any Eurodollar Borrowing is converted at a time other than the end of the Interest Period applicable thereto, the Borrower shall pay, upon demand, any amounts due to the Lenders pursuant to Section 2.16;

(vi) any portion of a Borrowing maturing or required to be repaid in less than one month may not be converted into or continued as a Eurodollar Borrowing;

(vii) any portion of a Eurodollar Borrowing that cannot be converted into or continued as a Eurodollar Borrowing by reason of the immediately preceding clause shall be automatically converted at the end of the Interest Period in effect for such Borrowing into an ABR Borrowing;

(viii) no Interest Period may be selected for any Eurodollar Term Borrowing that would end later than a Term Loan Repayment Date occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (A) the Eurodollar Term Borrowings comprised of Closing Date Term Loans or Incremental Term Loans, as applicable, with Interest Periods ending on or prior to such Term Loan Repayment Date and (B) the ABR Term Borrowings comprised of Closing Date Term Loans or Incremental Term Loans, as applicable, would not be at least equal to the principal amount of Term Borrowings to be paid on such Term Loan Repayment Date; and

(ix) upon notice to the Borrower from the Administrative Agent given at the request of the Required Lenders, after the occurrence and during the continuance of a Default or Event of Default, no outstanding Loan may be converted into, or continued as, a Eurodollar Loan.

Each notice pursuant to this Section 2.10 shall be irrevocable and shall refer to this Agreement and specify (i) the identity and amount of the Borrowing that the Borrower requests be converted or continued, (ii) whether such Borrowing is to be converted to or continued as a Eurodollar Borrowing or an ABR Borrowing, (iii) if such notice requests a conversion, the date of such conversion (which shall be a Business Day) and (iv) if such Borrowing is to be converted to or continued as a Eurodollar Borrowing, the Interest Period with respect thereto. If no Interest Period is specified in any such notice with respect to any conversion to or continuation as a Eurodollar Borrowing, the Borrower shall be deemed to have selected an Interest Period of one month’s duration. The Administrative Agent shall advise the Lenders of any notice given pursuant to this Section 2.10 and of each Lender’s portion of any converted or continued Borrowing. If the Borrower shall not have given notice in accordance with this Section 2.10 to continue any Borrowing into a subsequent Interest Period (and shall not otherwise have given notice in accordance with this Section 2.10 to convert such Borrowing), such Borrowing shall, at the end of the Interest Period applicable thereto (unless repaid pursuant to the terms hereof), automatically be continued as or converted into, as applicable, an ABR Borrowing.

SECTION 2.11. Repayment of Term Borrowings. (a) The Borrower shall pay to the Administrative Agent, for the account of the Lenders, (x) on November 1, 2013, and on the last Business Day of each subsequent fiscal quarter (each such date, together with the Term Loan Maturity Date, being called a “Repayment Date”), a principal amount of the Term Loans (other than Other Term Loans and Extended Term Loans) equal to 0.25% of the aggregate principal amount of the Term Loans outstanding on the Closing Date (as such payments are adjusted from time to time pursuant to Sections 2.12(b), 2.13(e), 2.22(d), 2.23(b) and 9.04(c) or (d)) and (y) on the Term Loan Maturity Date, the unpaid outstanding balance of the Term Loans (other than Other Term Loans and Extended Term Loans), in each case, together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. Such repayments of Term Loans shall be allocated pro rata to the First Out Term Loans then outstanding and the Last Out Term Loans then outstanding (in each case, other than Other Term Loans and Extended Term Loans).

(b) To the extent not previously paid (and except as may be otherwise expressly provided in any amendment to this Agreement with respect to Extended Term Loans or Other Term Loans), all Term Loans shall be due and payable on the Term Loan Maturity Date together with accrued and unpaid interest on the principal amount to be paid to but excluding the date of payment.

(c) All repayments pursuant to this Section 2.11 shall be subject to Section 2.16, but shall otherwise be without premium or penalty.

SECTION 2.12. Voluntary Prepayment. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing, in whole or in part, upon at least three Business Days’ prior written or fax notice (or telephone notice promptly confirmed by written or fax notice) in the case of Eurodollar Loans, or written or fax notice (or telephone notice promptly confirmed by written or fax notice) at least one Business Day prior to the date of prepayment in the case of ABR Loans, to the Administrative Agent before 12:00 (noon), New York City time; provided, however, that each partial prepayment (but not a prepayment in full) shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000.

(b) Voluntary prepayments of Term Loans shall be allocated pro rata to the First Out Term Loans then outstanding and the Last Out Term Loans then outstanding; provided that (i) voluntary prepayments of First Out Term Loans shall be applied pro rata to all Classes of First Out Term Loans then outstanding, and (b) voluntary prepayments of Last Out Term Loans shall be applied pro rata to all Classes of Last Out Term Loans then outstanding; provided, further, that any such prepayments shall be applied to each such Class of First Out Term Loans or Last Out Term Loans, as the case may be, as directed by the Borrower against the remaining scheduled installments of principal due in respect of each such Class, so long as the Borrower directs such prepayments to be applied to each Class in the same manner (by way of illustration, if such prepayments are applied pro rata to the remaining amortization payments of the First Out Term Loans, they shall also be applied pro rata to the remaining amortization payments of the Last Out Term Loans).

(c) Each notice of prepayment shall specify the prepayment date and the principal amount of each Borrowing (or portion thereof) to be prepaid, shall be irrevocable and shall commit the Borrower to prepay such Borrowing by the amount stated therein on the date stated therein; provided, however, that if such prepayment is for all of the then outstanding Loans, then the Borrower may revoke such notice and/or extend the prepayment date by not more than five Business Days; provided further, however, that the provisions of Section 2.16 shall apply with respect to any such revocation or extension. All prepayments under this Section 2.12 shall be subject to Sections 2.16 and 2.25 but shall otherwise be without premium or penalty. All prepayments under this Section 2.12 shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.13. Mandatory Prepayments. (a) Not later than the third Business Day following the receipt of Net Cash Proceeds in respect of any Asset Sale or Recovery Event, the Borrower shall apply 100% of the Net Cash Proceeds received with respect thereto to prepay outstanding Term Loans in accordance with Section 2.13(e).

(b) Commencing with the first fiscal year commencing after the Closing Date, no later than the fifth Business Day following the date on which the financial statements of the Borrower with respect to each such fiscal year are required to be delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Term Loans in accordance with Section 2.13(e) in an aggregate principal amount equal to (x) (i) the Excess Cash Flow Percentage for such fiscal year then ended multiplied by (ii) the Excess Cash Flow for such fiscal year then ended minus (y) voluntary prepayments of Term Loans during such fiscal year (other than any such voluntary prepayments that reduce scheduled amortization during the applicable fiscal year) (it being agreed that purchases pursuant to a Dutch Auction or any purchase or acquisition by any Affiliated Lender, even if subsequently cancelled, shall not be a voluntary prepayment) but only to the extent that such prepayments are not funded with Indebtedness and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness.

(c) In the event that any Loan Party or any subsidiary of a Loan Party shall receive Net Cash Proceeds from the issuance or incurrence of Indebtedness for money borrowed of any Loan Party or any subsidiary of a Loan Party (other than any cash proceeds from the issuance of Indebtedness for money borrowed permitted pursuant to Section 6.01), the Borrower shall, substantially simultaneously with (and in any event not later than the third Business Day next following) the receipt of such Net Cash Proceeds by such Loan Party or such subsidiary, apply an amount equal to 100% of such Net Cash Proceeds to prepay outstanding Term Loans in accordance with Section 2.13(e).

(d) In the event that Holdings or the Borrower receives any Cure Amount, the Borrower shall, substantially simultaneously with (and in any event within one Business Day following) the receipt of such Cure Amount by Holdings or the Borrower, apply an amount equal to 100% of such Cure Amount to prepay outstanding Term Loans in accordance with Section 2.13(e).

(e) Unless any applicable Incremental Term Loan Assumption Agreement or Extended Term Loan Agreement specifies that the applicable Class (or Classes) of Term Loans participates on a less than pro rata basis in any mandatory prepayments hereunder (it being understood and agreed that no such agreement may specify that any Class of Term Loans participates on greater than a pro rata basis), in each case solely with respect to the Closing Date Term Loans, each mandatory prepayment of outstanding Term Loans under this Agreement shall be allocated pro rata among each Class of the Term Loans then outstanding and, with respect to each Class, applied, first, against any scheduled amortization payments that would otherwise be due in the succeeding 12-month period, in direct order of maturity, and, second, against the remaining scheduled amortization payments due in respect thereof pro rata; provided that, subject to the foregoing, mandatory prepayments of outstanding Term Loans shall be applied, first, against ABR Loans, and, second, against LIBO Rate Loans.

(f) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.13, (i) a certificate signed by a Financial Officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and (ii) to the extent practicable, at least three days prior written notice of such prepayment. Each notice of prepayment shall specify the prepayment date, the Type of each Loan being prepaid and the principal amount of each Loan (or portion thereof) to be prepaid. All prepayments of Borrowings under this Section 2.13 shall be subject to Sections 2.16 and 2.25, but shall otherwise be without premium or penalty, and shall be accompanied by accrued and unpaid interest on the principal amount to be prepaid to but excluding the date of payment.

SECTION 2.14. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Lender (except any such reserve requirement which is reflected in the Adjusted LIBO Rate); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on such Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or to reduce the amount of any sum received or receivable by such

Lender hereunder (whether of principal, interest or otherwise) by an amount deemed by such Lender to be material, then the Borrower will pay to such Lender, upon demand, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b) If any Lender shall have determined that any Change in Law regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time the Borrower shall pay to such Lender, upon demand, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in paragraph (a) or (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

(d) Failure or delay on the part of any Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be under any obligation to compensate any Lender under paragraph (a) or (b) above with respect to increased costs or reductions with respect to any period prior to the date that is 120 days prior to such request if such Lender knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided further that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any Change in Law within such 120-day period. The protection of this Section shall be available to each Lender regardless of any possible contention of the invalidity or inapplicability of the Change in Law that shall have occurred or been imposed.

SECTION 2.15. Change in Legality. (a) Notwithstanding any other provision of this Agreement, if any Change in Law shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to any Eurodollar Loan, then, by written notice to the Borrower and to the Administrative Agent:

(i) such Lender may declare that Eurodollar Loans will not thereafter (for the duration of such unlawfulness) be made by such Lender hereunder (or be continued for additional Interest Periods) and ABR Loans will not thereafter (for such duration) be converted into Eurodollar Loans, whereupon any request for a Eurodollar Borrowing (or to convert an ABR Borrowing to a Eurodollar Borrowing or to continue a Eurodollar Borrowing for an additional Interest Period) shall, as to such Lender only, be deemed a request for an ABR Loan (or a request to continue an ABR Loan as such for an additional Interest Period or to convert a Eurodollar Loan into an ABR Loan, as the case may be), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Eurodollar Loans made by it be converted to ABR Loans, in which event all such Eurodollar Loans shall be automatically converted to ABR Loans as of the effective date of such notice as provided in paragraph (b) below.

In the event any Lender shall exercise its rights under (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Eurodollar Loans that would have been made by such Lender or the converted Eurodollar Loans of such Lender shall instead be applied to repay the ABR Loans made by such Lender in lieu of, or resulting from the conversion of, such Eurodollar Loans.

(b) For purposes of this Section 2.15, a notice to the Borrower by any Lender shall be effective as to each Eurodollar Loan made by such Lender, if lawful, on the last day of the Interest Period then applicable to such Eurodollar Loan; in all other cases such notice shall be effective on the date of receipt by the Borrower.

SECTION 2.16. Breakage. The Borrower shall indemnify each Lender against any loss or expense that such Lender may sustain or incur as a consequence of (a) any event, other than a default by such Lender in the performance of its obligations hereunder, which results in (i) such Lender receiving or being deemed to receive any amount on account of the principal of any Eurodollar Loan prior to the end of the Interest Period in effect therefor, (ii) the conversion of any Eurodollar Loan to an ABR Loan, or the conversion of the Interest Period with respect to any Eurodollar Loan, in each case other than on the last day of the Interest Period in effect therefor, or (iii) any Eurodollar Loan to be made by such Lender (including any Eurodollar Loan to be made pursuant to a conversion or continuation under Section 2.10) not being made after notice of such Loan shall have been given by the Borrower hereunder (any of the events referred to in this clause (a) being called a “Breakage Event”) or (b) any default in the making of any payment or prepayment required to be made hereunder. In the case of any Breakage Event, such loss shall include an amount equal to the excess, as reasonably determined by such Lender, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan minus (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts which such Lender is entitled to receive pursuant to this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error.

SECTION 2.17. Pro Rata Treatment. Subject to any express provisions of this Agreement to the contrary (including, without limitation, any such provisions added pursuant to any Extended Term Loan Agreement or any Incremental Term Loan Assignment Agreement) with respect to any Class of Loans or Commitments, as applicable, each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans, each reduction of the Commitments and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type shall be allocated pro rata among the Lenders with Loans or Commitments, as applicable, of such Class in accordance with their respective applicable Commitments (or, if such Commitments shall have expired or been terminated, in accordance with the respective principal amounts of their outstanding Loans). Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round each Lender’s percentage of such Borrowing to the next higher or lower whole Dollar amount.

SECTION 2.18. Sharing of Setoffs. Subject to any express provisions of this Agreement to the contrary (including, without limitation, any such provisions added pursuant to any Extended Term Loan Agreement or any Incremental Term Loan Assignment Agreement) each Lender agrees that if it shall, through the exercise of a right of banker’s lien, setoff or counterclaim against the Borrower or any other Loan Party, or pursuant to a secured claim under Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, obtain payment (voluntary or involuntary) in respect of any Loan as a result of which the unpaid principal portion of its Loans shall be proportionately less than the unpaid principal portion of the Loans of any other Lender, it shall be deemed simultaneously to have purchased from such other Lender at face value, and shall promptly pay to such other Lender the purchase price for, a participation in the Loans of such other Lender, so that the aggregate unpaid principal amount of the Loans held by each Lender shall be in the same proportion to the aggregate unpaid principal amount of all Loans then outstanding as the principal amount of its Loans prior to such exercise of banker’s lien, setoff or counterclaim or other event was to the principal amount of all Loans outstanding prior to such exercise of banker’s lien, setoff or counterclaim or other event; provided, however, that (i) if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.18 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest, and (ii) the provisions of this Section 2.18 shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Holdings or any of its Affiliates (as to which the provisions of this Section 2.18 shall apply). The Borrower and Holdings expressly consent to the foregoing arrangements and agree that any Lender holding a participation in a Loan deemed to have been so purchased may exercise any and all rights of banker’s lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower and Holdings to such Lender by reason thereof as fully as if such Lender had made a Loan directly to the Borrower in the amount of such participation.

SECTION 2.19. Payments. (a) The Borrower shall make each payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder and under any other Loan Document not later than 12:00 (noon), New York City time, on the date when due in immediately available Dollars, without setoff, defense or counterclaim. Any amounts received after 12:00 (noon), New York City time, on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. Each such payment shall be made to the Administrative Agent at its offices at Eleven Madison Avenue, New York, NY 10010. The Administrative Agent shall promptly distribute to each Lender any payments received by the Administrative Agent on behalf of such Lender.

(b) Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Borrowing or any Fees or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Fees, if applicable.

SECTION 2.20. Taxes. (a) Defined Terms. For purposes of this Section 2.20, the term “applicable law” includes FATCA.

(b) Any and all payments by or on account of any obligation of the Borrower or any other Loan Party hereunder or under any other Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrower shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) In addition, the Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law, or, at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(d) The Borrower shall indemnify the Administrative Agent and each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own or on behalf of a Lender shall be conclusive absent manifest error.

(e) Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(h) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (e).

(f) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.20, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(g) Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent or as otherwise prescribed by applicable law, such properly completed and executed documentation as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.20(g) (i)(a), (i)(b) and (i)(d) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(i) Without limiting the generality of the foregoing,

(a) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(b) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(i) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii) executed originals of IRS Form W-8ECI;

(iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(iv) to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(c) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(d) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(h) If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.20 (including by the payment of additional amounts pursuant to this Section 2.20), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

SECTION 2.21. Assignment of Commitments Under Certain Circumstances; Duty to Mitigate. (a) In the event (i) any Lender delivers a certificate requesting compensation pursuant to Section 2.14, (ii) any Lender delivers a notice described in Section 2.15, (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender pursuant to Section 2.20, (iv) any Lender (such Lender, a “Non-Consenting Lender”) refuses to consent to any amendment, waiver or other modification of any Loan Document requested by the Borrower that requires the consent of a greater percentage of the Lenders than the Required Lenders and such amendment, waiver or other modification is consented to by the Required Lenders, or (v) any Lender is a Defaulting Lender, then, in each case, the Borrower may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 9.04(b)), upon notice to such Lender and the Administrative Agent, require such Lender to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights and obligations under this Agreement (or, in the case of clause (iv) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, amendment, waiver or other modification) to an Eligible Assignee that shall assume such assigned obligations and, with respect to clause (iv) above, shall consent to such requested amendment, waiver or other modification of any Loan Documents (which assignee may be another Lender, if a Lender accepts such assignment); provided that (x) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (y) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, and (z) the Borrower or such assignee shall have paid to the affected Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to the date of such payment on the outstanding Loans of such Lender, plus all Fees and other amounts accrued for the account of such Lender hereunder with respect thereto (including any amounts under Sections 2.14, 2.16 and 2.25); provided further that, if prior to any such transfer and assignment the circumstances or event that resulted in such Lender’s claim for compensation under Section 2.14, notice under Section 2.15 or the amounts paid pursuant to Section 2.20, as the case may be, cease to cause such Lender to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 2.15, or cease to result in amounts being payable under Section 2.20, as the case may be (including as a result of any action taken by such Lender pursuant to paragraph (b) below), or if such Lender shall waive its right to claim further compensation under Section 2.14 in respect of such circumstances or event or shall withdraw its notice under Section 2.15 or shall waive its right to further payments under Section 2.20 in respect of such circumstances or event or shall consent to the proposed amendment, waiver, consent or other modification or shall cease to be a Defaulting Lender, as the case may be, then such Lender shall not thereafter be required to make any such transfer and assignment hereunder. Each Lender hereby grants to the Administrative Agent and the Borrower an irrevocable power of attorney (which power is coupled with an interest) to execute and deliver, on behalf of such Lender, as the case may be, as assignor, any Assignment and Acceptance necessary to effectuate any assignment of such Lender’s interests hereunder in the circumstances contemplated by this Section 2.21(a).

(b) If (i) any Lender shall request compensation under Section 2.14, (ii) any Lender delivers a notice described in Section 2.15 or (iii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority on account of any Lender, pursuant to Section 2.20, then such Lender shall use reasonable efforts (which shall not require such Lender to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden deemed by it to be significant) (x) to file any certificate or document reasonably requested in writing by the Borrower or (y) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would reduce its claims for compensation under Section 2.14 or enable it to withdraw its notice pursuant to Section 2.15 or would reduce amounts payable pursuant to Section 2.20, as the case may be, in the future. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such filing or assignment, delegation and transfer.

SECTION 2.22. Incremental Term Loans. (a) The Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from one or more Lenders or Additional Lenders, all of which must be Eligible Assignees; provided that the aggregate amount of Incremental Term Loan Commitments hereunder shall not exceed the Incremental Term Loan Amount; provided, further, that, unless the Total Secured Leverage Ratio does not exceed 2.50 to 1.00, calculated on a Pro Forma Basis as of the last day of the most recent Calculation Period for which Section 5.04 Financials have been delivered after giving effect to any additional Term Loans that would be made under any additional Incremental Term Loan Commitments, the ratio of Incremental First Out Term Loan Commitments to Incremental Last Out Term Loan Commitments then incurred shall not exceed the Term Loan Ratio. Such notice shall set forth (i) the amount of the Incremental First Out Term Loan Commitments and/or Incremental Last Out Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $10,000,000 or such lesser amount equal to the remaining Incremental Term Loan Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than 10 Business Days nor more than 60 days after the date of such notice) (or such shorter or longer period as may be acceptable to the Administrative Agent), (iii) whether such Incremental Term Loan Commitments are commitments (w) to make additional First Out Term Loans on terms identical to the First Out Term Loans then outstanding, (x) to make additional Last Out Term Loans on terms identical to the Last Out Term Loans then outstanding, (y) commitments to make First Out Term Loans with terms different from the First Out Term Loans then outstanding (“Other First Out Term Loans”) or (z) commitments to make Last Out Term Loans with terms different from the Last Out Term Loans then outstanding (“Other Last Out Term Loans” and, together with any Other First Out Term Loans, “Other Term Loans”), and (iv) the Total Secured Leverage Ratio, calculated on a Pro Forma Basis as of the last day of the most recent Calculation Period for which Section 5.04 Financials have been delivered after giving effect to any additional Term Loans that would be made under any additional Incremental Term Loan Commitments.

(b) The Borrower may seek Incremental Term Loan Commitments from existing Lenders and/or Additional Lenders (each of which shall be entitled to agree or decline to participate in its sole discretion). The Borrower and each Incremental Term Lender shall execute and deliver to the Administrative Agent an Incremental Term Loan Assumption Agreement reasonably acceptable to the Administrative Agent and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental First Out Term Loan Commitment and/or Incremental Last Out Term Loan Commitment of each Incremental Term Lender. The terms and provisions of the Incremental Term Loans shall be identical to those of the Term Loans except as otherwise set forth herein or in the Incremental Term Loan Assumption Agreement. Without the prior written consent of the Required Lenders, (i) the final maturity date of any Incremental Term Loans shall be no earlier than the Latest Maturity Date, (ii) the Weighted Average Life to Maturity of the Incremental Term Loans shall be no shorter than the longest Weighted Average Life to Maturity of any Existing Class of Term Loans (except to the extent of nominal amortization for periods where amortization has been eliminated as a result of prepayment of the applicable Loans), (iii) if the Initial Yield on any such Incremental First Out Term Loans exceeds the Initial Yield then in effect for any then-outstanding Class of Eurodollar First Out Term Loans (based, in each case, on Eurodollar Loans having a one-month Interest Period, regardless of the then-existing Interest Period or Type of Term Loan) by more than 50 basis points (each such class, a “Specified First Out Class” and the amount of such excess above 50 basis points being referred to herein as the “First Out Yield Differential”), then the Applicable Margin then in effect for all First Out Term Loans of each Specified First Out Class shall automatically be increased by the applicable First Out Yield Differential with respect to such Class, effective upon the making of the Incremental First Out Term Loans and (iv) if the Initial Yield on any such Incremental Last Out Term Loans exceeds the Initial Yield then in effect for any then-outstanding Class of Eurodollar Last Out Term Loans (based, in each case, on Eurodollar Loans having a one-month Interest Period, regardless of the then-existing Interest Period or Type of Term Loan) by more than 50 basis points (each such class, a “Specified Last Out Class” and the amount of such excess above 50 basis points being referred to herein as the “Last Out Yield Differential”), then the Applicable Margin then in effect for all Last Out Term Loans of each Specified Last Out Class shall automatically be increased by the applicable Last Out Yield Differential with respect to such Class, effective upon the making of the Incremental Last Out Term Loans. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the Incremental Term Loans evidenced thereby, and the Administrative Agent and the Borrower may revise this Agreement to evidence such amendments.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.22 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (b) and (c) of Section 4.01 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Borrower, (ii) as of the date of incurrence of such Incremental Term Loan Commitment and as of the last day of the most recent Calculation Period for which Section 5.04 Financials have been delivered, (x) the Borrower shall be in compliance with the Financial Covenants, and (y) the Total Secured Leverage Ratio shall not exceed 3.25 to 1.00, in each case, calculated on a Pro Forma Basis as of the last day of the most recent Calculation Period for which Section 5.04 Financials have been delivered after giving effect to any additional Term Loans or Other Term Loans, (iii) the Administrative Agent shall have received from the Borrower all fees and other amounts due and payable in respect of the Incremental Term Loan Commitments, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document, and (iv) except as otherwise specified in the applicable Incremental Term Loan Assumption Agreement, the Administrative Agent shall have received (for distribution to the Lenders) legal opinions, board resolutions and other closing certificates reasonably requested by the Administrative Agent and consistent with those delivered on the Closing Date under Section 4.02.

(d) Each of the parties hereto hereby agrees that the Administrative Agent may, in consultation with the Borrower, take any and all action as may be reasonably necessary to ensure that, if applicable, (i) all Incremental First Out Term Loans, when originally made, are included in each Borrowing of outstanding Closing Date First Out Term Loans on a pro rata basis, and (ii) all Incremental Last Out Term Loans, when originally made, are included in each Borrowing of outstanding Closing Date Last Out Term Loans on a pro rata basis. This may be accomplished by requiring each applicable outstanding Eurodollar Term Borrowing to be converted into an ABR Term Borrowing on the date of each such Incremental Term Loan, or by allocating a portion of each such applicable Incremental Term Loan to each applicable outstanding Eurodollar Term Borrowing on a pro rata basis. Any conversion of Eurodollar Term Loans to ABR Term Loans required by the preceding sentence shall be subject to Section 2.16. If any Incremental Term Loan is to be allocated to an existing Interest Period for a Eurodollar Term Borrowing, then the interest rate thereon for such Interest Period and the other economic consequences thereof shall be as set forth in the applicable Incremental Term Loan Assumption Agreement. In addition, to the extent any Incremental Term Loans are not Other Term Loans, the scheduled amortization payments under Section 2.11(a)(i) required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans and shall be further increased for all Lenders on a pro rata basis to the extent necessary to avoid any reduction in the amortization payments to which the Lenders were entitled before such recalculation.

(e) This Section 2.22 shall supersede any provisions of Section 2.17, 2.18 or 9.08 to the contrary.

SECTION 2.23. Extended Term Loans. (a) The Borrower may, by written notice to the Administrative Agent (which notice shall be provided to all Lenders with respect to the Affected Class) from time to time, make one or more offers (each, an “Extension Offer”) to all Lenders of one or more Classes of Loans and/or Commitments (each Class subject to such an Extension Offer, an “Affected Class”) to convert the First Out Term Loans or Last Out Term Loans of such Affected Class to Extended First Out Term Loans or Extended Last Out Term Loans, respectively to extend the scheduled date(s) of any payments of principal (including, without limitation, at final maturity) with respect to such Term Loans, pursuant to procedures reasonably specified by the Administrative Agent and reasonably acceptable to the Borrower. Such notice shall set forth (x) the terms and conditions of the Extended First Out Term Loans or Extended Last Out Term Loans, as applicable, to be established (which shall be identical in all material respects to the Term Loans of such Affected Class except for any Permitted Amendments) and (y) the date on which such Permitted Amendment is requested to become effective (which shall not be less than 10 Business Days nor more than 30 Business Days after the date of such notice) (or such other periods as are acceptable to the Administrative Agent in its sole discretion). Permitted Amendments shall become effective only with respect to the Loans and Commitments of the Lenders of the Affected Class that accept the applicable Extension Offer (such Lenders, the “Accepting Lenders”) and, in the case of any Accepting Lender, only with respect to such Lender’s Loans and Commitments of such Affected Class as to which such Lender’s acceptance has been made. In the event that the aggregate amount of Term Loans of the Affected Class subject to acceptances exceeds the amount of Extended Term Loans permitted pursuant to an Extension Offer, Term Loans subject to such Extension Offer shall be converted to Extended Term Loans on a pro rata basis based on the amount of Term Loans included in each Accepting Lender’s acceptance of the Loan Modification Offer or as may be otherwise agreed to in the applicable Extended Term Loan Agreement.

(b) “Permitted Amendments” shall mean (i) all or any of the scheduled payments of principal (including payment at maturity) of the Extended Term Loans may be reduced, eliminated or delayed to dates later than the scheduled payments of principal of the Term Loans of such Affected Class to the extent provided in such Extension Offer, (ii) the Applicable Margin, the Adjusted LIBO Rate “floor” set forth in clause (a) of the definition of “Adjusted LIBO Rate” and/or fees payable with respect to the Extended Term Loans may be different from the same provisions for the Term Loans of such Affected Class, in each case, to the extent provided in the Extension Offer, (iii) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory prepayments hereunder, in each case, as specified in the respective Extension Offer, (iv) the Extension Offer may provide for other covenants and terms (x) that apply solely to any period after the then-existing Latest Maturity Date or after approval thereof by the Required Lenders or (y) that are less favorable to the investors providing the Extended Term Loans than the covenants and terms applicable to the Affected Class from which they were converted and (v) any amendment to any Loan Documents required to give effect to the Permitted Amendments described in clauses (i) to (iv) of this Section 2.23(b).

(c) This Section 2.23 shall supersede any provisions of Section 2.17, 2.18 or 9.08 to the contrary.

SECTION 2.24. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law:

(a Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders.

(b) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 9.06 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under any outstanding Commitments under this Agreement; fourth, to the payment of any amounts owing to the

Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made at a time when the conditions set forth in Section 4.01 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans are held by the Lenders pro rata in accordance with the Commitments with respect to the applicable Class of Loans hereunder at the time of funding thereunder. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.24(b) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(c If the Borrower and the Administrative Agent agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans to be held pro rata by the Lenders in accordance with the Commitments with respect to the applicable Class of Loans hereunder at the time of funding thereunder, whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 2.25. Prepayment Premium. If, on or prior to the date that is two years after the Closing Date, (a) there shall occur any amendment, amendment and restatement or other modification of this Agreement that has the effect of reducing the Applicable Margin with respect to any Term Loans (including any reduction or elimination of any “LIBOR floor”) or (b) all or any portion of any Term Loans (including any Other Term Loans unless otherwise expressly provided in the applicable Incremental Term Loan Assumption Agreement) are repaid, prepaid (including in connection with any mandatory prepayment of the Loans pursuant to Section 2.13(c)) or refinanced substantially concurrently with or using the proceeds from, the issuance or incurrence of Indebtedness having an Initial Yield lower than the applicable total yield of the Class or Classes of Term Loans so prepaid or refinanced (as determined by the Administrative Agent to be equal to (i) the sum of (x) the Applicable Margin then in effect for such Class or Classes of Eurodollar Loans (based, in each case, on Eurodollar Loans having a one-month Interest Period, regardless of the then-existing Interest Period or Type of Term Loan) plus the one-month Adjusted LIBO Rate applicable to such Class or Classes of Term Loans, plus (y) the First Out Funding Fee or Last Out Funding Fee, as applicable, paid with respect to such Term Loans on the Closing Date, divided by (i) four, then each such amendment, amendment and restatement, modification, repayment, prepayment or refinancing, as the case may be, shall be accompanied by a fee or prepayment premium, as applicable, equal to (A) 2.00% of the outstanding principal amount of the Term Loans affected by such amendment, amendment and restatement or modification, or subject to such repayment, prepayment or refinancing if such amendment, amendment and restatement, modification, repayment, prepayment or refinancing occurs on or prior to the date that is one year after the Closing Date or (B) 1.00% of the outstanding principal amount of the Term Loans affected by such amendment, amendment and restatement or modification, or subject to such repayment, prepayment or refinancing if such amendment, amendment and restatement, modification, repayment, prepayment or refinancing occurs after the date that is one year after the Closing Date but on or prior to the date that is two years after the Closing Date. As a condition to effectiveness of any required assignment by any Non-Consenting Lender of its Term Loans (including any Other Term Loans unless otherwise expressly provided in the applicable Incremental Term Loan Assumption Agreement) pursuant to Section 2.21(a) or otherwise in respect of any amendment, amendment and restatement or modification to this Agreement effective prior to the date that is two years after the Closing Date that has the effect of reducing the applicable total yield (as determined by the Administrative Agent on the same basis) for any Term Loans, the Borrower shall pay to such Non-Consenting Lender of Term Loans a premium or fee equal to the premium or fee that would apply pursuant to the preceding sentence if such Non-Consenting Lender’s Term Loans being assigned were being prepaid and subject to the premium or fee set forth in the immediately preceding sentence.

ARTICLE III

Representations and Warranties

Each of Holdings and the Borrower represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders on the Closing Date and on the date of any other Credit Event that:

SECTION 3.01. Organization; Powers. Holdings, the Borrower and each of the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where the failure so to qualify, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is or will be a party and, in the case of the Borrower, to borrow hereunder.

SECTION 3.02. Authorization. The Transactions (a) have been duly authorized by all requisite corporate (or other organizational) and, if required, stockholder (or other equityholder) action and (b) will not (i) violate (A) any provision of material law, statute, rule or regulation, or of the Organizational Documents of Holdings, the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such material indenture, agreement or other instrument, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents).

SECTION 3.03. Enforceability. This Agreement has been duly executed and delivered by Holdings and the Borrower and constitutes, and each other Loan Document when executed and delivered by the each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by any Debtor Relief Law and by general principles of equity, regardless of whether considered in a proceeding in equity or in law.

SECTION 3.04. Governmental Approvals. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the Transactions, except for (a) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office, (b) recordation of the Mortgages and (c) such as have been made or obtained and are in full force and effect

SECTION 3.05. Financial Statements. The Borrower has heretofore furnished to the Lenders Holdings’s consolidated balance sheets and related consolidated statements of income, stockholder’s equity and cash flows (i) as of and for the fiscal years ended February 2, 2013, January 28, 2012 and January 29, 2011, in each case, audited by and accompanied by the opinion of KPMG LLC, independent public accountants, and (ii) as of and for the fiscal quarter ended May 4, 2013, certified by its chief financial officer. Such financial statements present fairly in all material respects the financial condition and results of operations and cash flows of Holdings and its consolidated Subsidiaries as of such dates and for such periods. Such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of Holdings and its consolidated Subsidiaries as of the dates thereof. Such financial statements were prepared in accordance with GAAP applied on a consistent basis, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes. The Borrower has heretofore delivered to the Lenders its unaudited pro forma consolidated balance sheet and related pro forma statements of income, stockholder’s equity and cash flows as of and for the period ended June 29, 2013, prepared giving effect to the Transactions as if they had occurred, with respect to such balance sheet, on such date and, with respect to such income statements, on the first day of the 12-month period ending on such date. Such pro forma financial statements have been prepared in good faith by the Borrower, based on the assumptions that are believed by the Borrower on the Closing Date to be reasonable), accurately reflect all adjustments required to be made to give effect to the Transactions and present fairly in all material respects on a pro forma basis the estimated consolidated financial position of Holdings and its consolidated Subsidiaries as of such date and for such period, assuming that the Transactions had actually occurred at such date or at the beginning of such period, as the case may be.

SECTION 3.06. No Material Adverse Change. No event, change or condition has occurred that has had, or could reasonably be expected to have, a material adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise), operating results or prospects of Holdings, the Borrower and the Subsidiaries, taken as a whole, since February 2, 2013.

SECTION 3.07. Title to Properties; Possession Under Leases. Each of Holdings, the Borrower and the Subsidiaries has good and marketable title to, or valid leasehold interests in, all its material properties and assets (including all Mortgaged Property), except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties and assets for their intended purposes. All such material properties and assets are free and clear of Liens, other than Liens expressly permitted by Section 6.02. Each of Holdings, the Borrower and the Subsidiaries has complied with all obligations under all material leases to which it is a party and all such leases are in full force and effect. Each of Holdings, the Borrower and the Subsidiaries enjoys peaceful and undisturbed possession under all such material leases.

SECTION 3.08. Subsidiaries. Schedule 3.08 sets forth, as of the Closing Date, a list of all Subsidiaries of Holdings and the percentage ownership interest of Holdings, the Borrower or the applicable Subsidiary therein. The Equity Interests so indicated on Schedule 3.08 are fully paid and non-assessable and are owned by Holdings, the Borrower, or the applicable Subsidiary directly or indirectly, free and clear of all Liens (other than Liens created under the Security Documents and Liens created under the ABL Documents). All Equity Interests of the Borrower are owned by Holdings.

SECTION 3.09. Litigation; Compliance with Laws. (a) Except as set forth on Schedule 3.09, there are no investigations, actions, suits or proceedings at law or in equity or by or before any Governmental Authority now pending or, to the knowledge of Holdings or the Borrower, threatened in writing against or affecting Holdings or the Borrower or any Subsidiary or any business, property or rights of any such Person (i) that involve any Loan Document or the Transactions or (ii) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined could reasonably be expected, individually or in the aggregate, to result in, a Material Adverse Effect.

(b) None of Holdings, the Borrower or any of the Subsidiaries or any of their respective material properties or assets is in violation of, nor will the continued operation of their material properties and assets as currently conducted violate, any law, rule or regulation (including any ATF law, rule or regulation or any zoning, building, Environmental Law, ordinance, code or approval or any building permits) or any restrictions of record or agreements affecting the Mortgaged Property, or is in default with respect to any judgment, writ, injunction, decree or order of any Governmental Authority, where such violation or default (individually or in the aggregate with each other violation or default) could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Agreements. (a) None of Holdings, the Borrower or any of the Subsidiaries is a party to any agreement or instrument or subject to any corporate restriction that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(b) None of Holdings, the Borrower or any of the Subsidiaries is in default in any manner under any provision of any indenture or other agreement or instrument evidencing Indebtedness, or any other material agreement or instrument to which it is a party or by which it or any of its properties or assets are or may be bound, where such default has result or could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11. Federal Reserve Regulations. (a) None of Holdings, the Borrower or any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(b) No part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the regulations of the Board, including Regulation T, Regulation U or Regulation X.

SECTION 3.12. Investment Company Act. None of Holdings, the Borrower or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended.

SECTION 3.13. Use of Proceeds. The Borrower will (a) use the proceeds of the Loans (other than any Incremental Term Loans) only for the purposes specified in the introductory statement to this Agreement and (b) use the proceeds of Incremental Term Loans only for general corporate purposes, including Permitted Acquisitions.

SECTION 3.14. Tax Returns. Each of Holdings, the Borrower and the Subsidiaries has filed or caused to be filed all U.S. federal, state, local and foreign Tax returns or materials required by it with any Governmental Authority to have been filed by it and has paid or caused to be paid all material taxes and assessments due and payable by it, except Taxes that are being contested in good faith by appropriate proceedings and for which Holdings, the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves.

SECTION 3.15. No Material Misstatements. No written information, report, financial statement, exhibit or schedule furnished by or on behalf of Holdings or the Borrower to the Administrative Agent or any Lender in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading; provided that to the extent any such information, report, financial statement, exhibit or schedule was based upon or constitutes a forecast or projection or other forward-looking information, each of Holdings and the Borrower represents only that it acted in good faith and utilized reasonable assumptions (based upon accounting principles consistent with the historical audited financial statements of Holdings) in the preparation of such information, report, financial statement, exhibit or schedule.

SECTION 3.16. Employee Benefit Plans. (a) Each of the Borrower and its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events, could reasonably be expected to result in material liability of the Borrower or any of its ERISA Affiliates. The aggregate “amount of unfunded benefit liabilities” (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, does not exceed $1,000,000. As of the most recent valuation date for each Multiemployer Plan, the potential Withdrawal Liability of the Borrower and its ERISA Affiliates for a complete or partial withdrawal from such Multiemployer Plan is zero.

(b) As of the Closing Date, Holdings, the Borrower and each their respective Subsidiaries do not have any Foreign Pension Plans.

SECTION 3.17. Environmental Matters. Except as set forth in Schedule 3.17 and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Holdings, the Borrower or any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

SECTION 3.18. Insurance. Schedule 3.18 sets forth a true, complete and correct description of all insurance maintained by each of Holdings or the Borrower for itself or for the Subsidiaries as of the date hereof. As of the date hereof, such insurance is in full force and effect and all premiums have been duly paid. Holdings, the Borrower and the Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with the requirements set forth in Section 5.02(b).

SECTION 3.19. Security Documents. (a) The Guarantee and Collateral Agreement, upon execution and delivery thereof by the parties thereto, will create in favor of the Collateral Agent, for the ratable benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) and the proceeds thereof and (i) when the Pledged Collateral (as defined in the Guarantee and Collateral Agreement) is delivered to the Collateral Agent, the Lien created under Guarantee and Collateral Agreement shall constitute a fully perfected first priority (subject to the Intercreditor Agreement) Lien on, and security interest in, all right, title and interest of the Loan Parties in such Pledged Collateral, in each case prior and superior in right to any other Person, and

(ii) control agreements are entered into with respect to any deposit account constituting Collateral, the Lien created under Guarantee and Collateral Agreement shall constitute a fully perfected first priority (subject to the Intercreditor Agreement) Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral, in each case prior and superior in right to any other Person, and (iii) when financing statements in appropriate form are filed in the offices specified on Schedule 3.19(a), the Lien created under the Guarantee and Collateral Agreement will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral in which a security interest may be perfected by filing such a financing statement, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 6.02.

(b) Upon the recordation of the Guarantee and Collateral Agreement (or a short-form security agreement in form and substance reasonably satisfactory to the Borrower and the Collateral Agent) with the USPTO or the USCO, as applicable, together with the financing statements in appropriate form filed in the offices specified on Schedule 3.19(a), the Lien created under the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Intellectual Property (as defined in the Guarantee and Collateral Agreement) in which a security interest may be perfected by filing in the United States and its territories and possessions, in each case prior and superior in right to any other Person (it being understood that subsequent recordings in the USPTO and the USCO, as applicable, may be necessary to perfect a Lien on registered trademarks and patents, trademark and patent applications and registered copyrights acquired by the Loan Parties after the date hereof).

SECTION 3.20. Location of Real Property and Leased Premises. (a) Schedule 3.20(a) lists completely and correctly as of the Closing Date all real property owned by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries own in fee all the real property set forth on Schedule 3.20(a). Holdings does not own any real property.

(b) Schedule 3.20(b) lists completely and correctly as of the Closing Date all real property leased by the Borrower and the Subsidiaries and the addresses thereof. The Borrower and the Subsidiaries have valid leases in all the real property set forth on Schedule 3.20(b). Holdings does not lease any real property.

SECTION 3.21. Labor Matters. There are no strikes, lockouts or slowdowns against Holdings, the Borrower or any Subsidiary pending or, to the knowledge of Holdings or the Borrower, threatened. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Holdings, the Borrower or any Subsidiary is bound.

SECTION 3.22. Solvency. Holdings and its Subsidiaries, on a consolidated basis, are and immediately after giving effect to the consummation of the Transactions, including the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith and the other transactions contemplated hereby and thereby, and after giving effect to the application of the proceeds of such Indebtedness, including the consummation of the Closing Date Dividend, will be Solvent,

SECTION 3.23. Transaction Documents. Holdings and the Borrower have delivered to the Administrative Agent a complete and correct copy of the ABL Credit Agreement, the ABL Facility Amendment and all other material ABL Documents (in each case, including all schedules, exhibits, amendments, supplements and modifications thereto, but excluding letters under which no material obligations exist other than the payment of fees). As of the Closing Date and after giving effect to the Transactions, no “Default” or “Event of Default” (each as defined in the ABL Credit Agreement) shall have occurred and be continuing.

SECTION 3.24. Sanctioned Persons. Neither Holdings, the Borrower nor any of their respective Subsidiaries (i) is a Person whose property or interest in property is blocked or that has been determined to be subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) does knowingly engage in any dealings or transactions prohibited by Section 2 of such executive order, or otherwise knowingly associate with any such person in any manner violative of Section 2, and (iii) is a Person on the list of Specially Designated Nationals and Blocked Persons published by the Office of Foreign Assets Control of the United States Department of the Treasury on June 24, 2003, as updated from time to time, or the subject of the limitations or prohibitions under any other United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) regulation or executive order.

SECTION 3.25. Foreign Corrupt Practices Act. Each of Holdings, the Borrower and the Subsidiaries and their respective directors, officers, agents, employees and any Person acting for or on behalf of Holdings, the Borrower or any Subsidiary, has complied with, and will comply with, the U.S. Foreign Corrupt Practices Act, as amended from time to time (the “FCPA”), or any other applicable anti-bribery or anti-corruption law, and they have not made, offered, promised or authorized, and will not make, offer, promise or authorize, whether directly or indirectly, any payment of anything of value to a Government Official while knowing or having a reasonable belief that all or some portion will be used for the purpose of: (a) influencing any act, decision or failure to act by a Government Official in his or her official capacity, (b) inducing a Government Official to use his or her influence with a government or instrumentality to affect any act or decision of such government or entity or (c) securing an improper advantage, in each case in order to obtain, retain or direct business.

SECTION 3.26. USA PATRIOT Act. Each of Holdings, the Borrower and each Subsidiary is in compliance with the USA PATRIOT Act.

ARTICLE IV

Conditions of Lending

The obligations of the Lenders to make Loans are subject to the satisfaction of the following conditions:

SECTION 4.01. All Credit Events. On the date of each Borrowing (other than a conversion or a continuation of a Borrowing), including each Borrowing of Incremental Term Loans (each such event being called a “Credit Event”):

(a) The Administrative Agent shall have received a notice of such Borrowing as required by Section 2.03 (or such notice shall have been deemed given in accordance with Section 2.02).

(b) The representations and warranties set forth in Article III and in each other Loan Document shall (i) with respect to representations and warranties that are qualified by materiality or “Material Adverse Effect”, be true and correct and (ii) with respect to representations and warranties that are not qualified by materiality or “Material Adverse Effect”, be true and correct in all material respects, in each case, on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall (i) with respect to representations and warranties that are qualified by materiality or “Material Adverse Effect”, be true and correct and (ii) with respect to representations and warranties that are not qualified by materiality or “Material Adverse Effect”, be true and correct in all material respects, in each case, on as of such earlier date.

(c) At the time of and immediately after such Credit Event, no Default or Event of Default shall have occurred and be continuing.

Each Credit Event shall be deemed to constitute a representation and warranty by the Borrower and Holdings on the date of such Credit Event as to the matters specified in paragraphs (b) and (c) of this Section 4.01.

SECTION 4.02. Additional Conditions Precedent. On the Closing Date:

(a) The Administrative Agent shall have received, on behalf of itself and the Lenders, a favorable written opinion of (i) Winston & Strawn LLP, counsel for Holdings and the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, and (ii) each local counsel listed on Schedule 4.02(a), in form and substance reasonably satisfactory to the Administrative Agent, in each case (A) dated the Closing Date, (B) addressed to the Administrative Agent and the Lenders and (C) covering such matters relating to the Loan Documents and the Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrower hereby request such counsel to deliver such opinions.

(b) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State; (ii) a certificate of the secretary or assistant secretary of each Loan Party dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of the Organizational Documents of such Loan Party as in effect on the Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another Responsible Officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders or the Administrative Agent may reasonably request.

(c) The Administrative Agent shall have received a certificate, dated the Closing Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 and paragraphs (m) and (n) of Section 4.02.

(d) The Administrative Agent and the Lenders shall have received (or shall receive substantially concurrently with the funding of the Closing Date Term Loans) all Fees and other amounts due and payable on or prior to the Closing Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(e) The Security Documents (other than the Mortgages) shall have been duly executed by each Loan Party that is to be a party thereto and shall be in full force and effect on the Closing Date. The Collateral Agent on behalf of the Secured Parties shall have a security interest in the Collateral of the type and priority described in each Security Document. The Collateral Agent shall have received all certificates evidencing any certificated Equity Interests pledged to the Collateral Agent pursuant to the Guarantee and Collateral Agreement, together with undated stock powers, duly executed in blank.

(f) The Collateral Agent shall have received a Perfection Certificate with respect to the Loan Parties dated the Closing Date and duly executed by a Responsible Officer of Holdings and the Borrower, and shall have received (i) the results of Uniform Commercial Code filing (or equivalent filing) searches, tax and judgment lien searches, bankruptcy and pending lawsuit searches or equivalent reports or searches made with respect to the Loan Parties in the states (or other jurisdictions) of formation of such Persons in each case as indicated on such Perfection Certificate, together with copies of the financing statements (or similar documents) disclosed by such searches, and (ii) evidence reasonably satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 or have been or will be contemporaneously released or terminated.

(g) The Administrative Agent shall have received (i) a public corporate credit rating from S&P and a public corporate family rating from Moody’s, in each case, in respect of the Borrower and (ii) a public rating of the Term Facility by each of S&P and Moody’s.

(h) The Administrative Agent shall have received a copy of, or a certificate as to coverage under, the insurance policies required by Section 5.02.

(i) The Administrative Agent shall have received, on behalf of itself, a favorable written opinion of Sanli Pastore & Hill, advisors to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, (A) dated the Closing Date, (B) addressed to the Administrative Agent and permitting the Lenders to receive such solvency opinion on an information basis and (C) opining that Holdings and its Subsidiaries, on a consolidated basis, and immediately after giving effect to the consummation of the Transactions, including the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith and the other transactions contemplated hereby and thereby, and after giving effect to the application of the proceeds of such Indebtedness, including the consummation of the Closing Date Dividend, will be Solvent.

(j) (i) The ABL Facility Amendment shall have been duly executed and delivered by each party thereto and shall be in full force and effect, and ABL Credit Agreement and the other ABL Loan Documents, in each case, as amended by the ABL Facility Amendment, shall be in full force and effect, and (ii) the aggregate amount of Commitments under the ABL Credit Agreement shall not exceed $75,000,000 on the Closing Date.

(k) The Intercreditor Agreement shall have been duly executed by each Loan Party that is to be a party thereto and the ABL Agent and shall be in full force and effect on the Closing Date.

(l) Immediately after giving effect to the Transactions and the other transactions contemplated hereby, Holdings, the Borrower and the Subsidiaries shall have outstanding no Indebtedness or preferred stock, in each case, other than (a) Indebtedness outstanding under this Agreement and the other Loan Documents, (b) Indebtedness outstanding under the ABL Loan Documents and (c) Indebtedness set forth on Schedule 6.01.

(m) The Lenders shall have received the financial statements and opinion referred to in Section 3.05, none of which shall demonstrate a material adverse change in the financial condition of the Borrower from (and shall not otherwise be materially inconsistent with) the financial statements or forecasts previously provided to the Lenders. Since February 2, 2013, there shall not have been any Material Adverse Effect that has occurred and is continuing.

(n) The Administrative Agent shall have received a certificate from the chief financial officer of Holdings and the Borrower certifying that Holdings and its Subsidiaries, on a consolidated basis, are, and immediately after giving effect to the consummation of the Transactions, including the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith and the other transactions contemplated hereby and thereby, and after giving effect to the application of the proceeds of such Indebtedness, including the consummation of the Closing Date Dividend, will be Solvent.

(o) The Lenders shall be reasonably satisfied in all respects with any tax sharing arrangements among Holdings and its Subsidiaries after giving effect to the Transactions.

(p) All requisite Governmental Authorities and third parties shall have approved or consented to the Transactions and the other transactions contemplated hereby to the extent required (and all such approvals and consents shall be in full force and effect), all applicable appeal periods shall have expired and there shall not be any pending or threatened litigation, governmental, administrative or judicial action that could reasonably be expected to restrain, prevent or impose burdensome conditions on the Transactions or the other transactions contemplated hereby.

(q) The Lenders shall have received, at least five days prior to the Closing Date (or such later date as may be acceptable to the Administrative Agent in its sole discretion), to the extent requested, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.

(r) The Agreement Among Lenders shall have been duly executed by each Lender that is to be a party thereto and shall be in full force and effect on the Closing Date.

(s) All obligations and indebtedness in respect of the Existing Credit Agreement shall be repaid and satisfied in full (or shall be repaid and satisfied in full on the Closing Date), including, without limitation, the termination of all outstanding commitments in effect under the Existing Credit Agreement, on terms and conditions and pursuant to documentation reasonably satisfactory to the Administrative Agent. All Liens and guarantees in respect of such obligations shall have been terminated and released (or will, on the Closing Date, be terminated and released), and the Administrative Agent shall have received evidence thereof reasonably satisfactory to the Administrative Agent and a “pay-off” letter reasonably satisfactory to the Administrative Agent with respect to such obligations and such UCC termination statements, control agreement terminations and other instruments and documents, in each case in proper form for recording, as the Administrative Agent shall have reasonably requested to release and terminate of record the Liens securing such obligations (or arrangements for such release and termination reasonably satisfactory to the Administrative Agent shall have been made).

ARTICLE V

Affirmative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full, each of Holdings and the Borrower will, and will cause each of the Subsidiaries to:

SECTION 5.01. Existence; Compliance with Laws; Businesses and Properties. (a) Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, except as otherwise expressly permitted under Section 6.05.

(b) Do or cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses (including any ATF licenses), permits, franchises, authorizations, patents, copyrights, trademarks and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all respects with all applicable laws, rules, regulations and decrees and orders of any Governmental Authority, whether now in effect or hereafter enacted except to the extent failure to comply could not reasonably be expect to result in a Material Adverse Effect; and at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition.

(c) Comply with all Contractual Obligations and Requirements of Law (including, without limitation, ERISA, the USA PATRIOT Act, the FCPA, ATF rules and regulations, OFAC regulations and executive orders and all applicable Environmental Laws), except to the extent that failure to comply therewith (other than in the case of the USA PATRIOT Act or the FCPA, ATF rules and regulations or OFAC regulations or executive orders) could not, in the aggregate, reasonably be expected to result in a Material Adverse Effect

SECTION 5.02. Insurance. (a) Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar industry and engaged in the same or similar business activities in the same or similar locations, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it; and maintain such other insurance as may be required by law. The Borrower will furnish to the Lenders, upon the reasonable request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

(b) Cause all such policies covering any Collateral to be endorsed or otherwise amended to include a customary lender’s loss payable endorsement and/or naming the Collateral Agent as additional insured, in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent, which endorsement shall provide that, from and after the Closing Date, if the insurance carrier shall have received written notice from the Administrative Agent or the Collateral Agent of the occurrence of an Event of Default, the insurance carrier shall pay all proceeds otherwise payable to the Borrower or the Loan Parties under such policies directly to the Collateral Agent (provided that, for so long as the ABL Credit Agreement is in effect, such endorsement will be subject to the rights of the lenders under the ABL Credit Agreement with respect to Collateral other than Term Priority Collateral (as defined in the Intercreditor Agreement); cause all such policies to provide that neither the Borrower, the Administrative Agent, the Collateral Agent nor any other party shall be a coinsurer thereunder and to contain a “Replacement Cost Endorsement”, without any deduction for depreciation, and such other provisions as the Administrative Agent or the Collateral Agent may reasonably require from time to time to protect their interests; deliver copies of all such endorsements or amendments (or other evidence thereof as may be reasonably satisfactory to the Collateral Agent) (together with certificates evidencing such policies) to the Collateral Agent; to the extent available on commercially reasonably terms, cause each such policy to provide that it shall not be canceled, modified or not renewed (i) by reason of nonpayment of premium upon not less than 10 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent (giving the Administrative Agent and the Collateral Agent the right to cure defaults in the payment of premiums) or (ii) for any other reason upon not less than 30 days’ prior written notice thereof by the insurer to the Administrative Agent and the Collateral Agent; deliver to the Administrative Agent and the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Administrative Agent and the Collateral Agent)

together with evidence reasonably satisfactory to the Administrative Agent and the Collateral Agent of payment of the premium therefor.

(c) If at any time the area in which any portion of the Mortgaged Properties is located in an area designated as (i) a “flood hazard area” by the Federal Emergency Management Agency (or any successor agency) and for which flood insurance has been made available under the National Flood Insurance Act of 1968 (or any amendment or successor act thereto, obtain and maintain flood insurance in such total amount sufficient to comply with the National Flood Insurance Act of 1968, as amended, or (ii) a “Zone 1” area, obtain earthquake insurance in such total amount as the Administrative Agent, the Collateral Agent or the Required Lenders may from time to time require.

(d) With respect to any Mortgaged Property, carry and maintain comprehensive general liability insurance including the “broad form CGL endorsement” and coverage on an occurrence basis against claims made for personal injury (including bodily injury, death and property damage) and umbrella liability insurance against any and all claims, in no event for a combined single limit of less than that which is customary for companies in the same or similar businesses operating in the same or similar locations, naming the Collateral Agent as an additional insured, on forms reasonably satisfactory to the Collateral Agent.

(e) Notify the Administrative Agent and the Collateral Agent promptly whenever any separate insurance concurrent in form or contributing in the event of loss with that required to be maintained under this Section 5.02 is taken out by any Loan Party; and promptly deliver to the Administrative Agent and the Collateral Agent a copy of such policy or policies (or other evidence thereof as may be reasonably satisfactory to the Collateral Agent) (together with a certificate or certificates evidencing the same).

SECTION 5.03. Obligations and Taxes. Pay its Material Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become delinquent or in default; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Holdings, the Borrower or such Subsidiary, as applicable, shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP and such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien and, in the case of a Mortgaged Property, there is no risk of forfeiture of such property.

SECTION 5.04. Financial Statements, Reports, etc. Furnish to the Administrative Agent for distribution to each Lender:

(a) within 90 days after the end of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated Subsidiaries as of the close of such fiscal year and the results of its operations and the operations of such Subsidiaries during such year, together with comparative figures for the immediately preceding fiscal year, all audited by KPMG LLP or other independent public accountants of recognized national standing and accompanied by an opinion of such accountants (which opinion shall not include (i) an explanatory paragraph expressing substantial doubt about the ability of Holdings and its consolidated Subsidiaries to continue as a “going concern” or (ii) any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements fairly present in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, together with a customary “management discussion and analysis” report;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated Subsidiaries as of the close of such fiscal quarter and the results of its operations and the operations of such Subsidiaries during such fiscal quarter and the then elapsed portion of the fiscal year, comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes, together with a customary “management discussion and analysis” report;

(c) within 30 days after the end of each of the first two fiscal months of each fiscal quarter, its consolidated balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of Holdings and its consolidated Subsidiaries as of the close of such fiscal month and the results of its operations and the operations of such Subsidiaries during such fiscal month and the then elapsed portion of the fiscal year, comparative figures for the same periods in the immediately preceding fiscal year, all certified by one of its Financial Officers as fairly presenting in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(d) concurrently with any delivery of financial statements under paragraph (a) or (b) above, a Compliance Certificate (i) certifying that no Event of Default or Default has occurred or, if such an Event of Default or Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the Financial Covenants and, in the case of a Compliance Certificate delivered with the financial statements required by paragraph (a) above (commencing with the financial statements for the first full fiscal year commencing after the Closing Date), setting forth the Borrower’s calculation of Excess Cash Flow and the Available Amount for the fiscal year covered by such statements;

(e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such statements (which certificate may be limited to accounting matters and disclaim responsibility for legal interpretations) certifying that as of the last day of the immediately preceding fiscal year no Event of Default or Default has occurred with respect to the Financial Covenants or, if such an Event of Default or Default has occurred, specifying the extent thereof.

(f) not later than the date that is 30 days prior to the last day of each fiscal year of Holdings, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flows as of the end of and for the immediately following fiscal year on a monthly basis and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(g) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials, if any, filed by Holdings, the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of the Securities and Exchange Commission, or with any national securities exchange, as the case may be;

(h) promptly after the receipt thereof by Holdings or the Borrower or any of their respective Subsidiaries, a copy of any “management letter” received by any such Person from its certified public accountants and the management’s response thereto;

(i) promptly after the request by any Lender, all documentation and other information that such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;

(j) promptly after the delivery thereof to the administrative agent and/or the collateral agent under the ABL Credit Agreement, copies of each Borrowing Base Certificate (as defined in the ABL Credit Agreement) with respect to each fiscal month of Holdings;

(k) on a weekly basis, a comparison of same-store sales results (on an aggregate basis) for Stores that have been open for at least one year;

(l) promptly after the receipt thereof by Holdings or the Borrower or any of their respective Subsidiaries, a copy of any material notices received with respect to the ABL Credit Agreement; and

(m) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of Holdings, the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

SECTION 5.05. Litigation and Other Notices. Furnish to the Administrative Agent for distribution to each Lender prompt written notice of the following:

(a) any Event of Default or Default, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto;

(b) the filing or commencement of or any threat or notice of intention of any Person to file or commence, any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority, against the Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $2,500,000, together with a description of such ERISA Event and the actions (if any) the Borrower or such Subsidiary proposes to take with respect thereto;

(d) any development that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect

(e) any “Event of Default” or “Default” under and as defined in the ABL Credit Agreement, specifying the nature and extent thereof and the corrective action (if any) taken or proposed to be taken with respect thereto; and

(f) any downward change in the Borrower’s corporate credit rating by S&P, in the Borrower’s corporate family rating by Moody’s or in the ratings of the Term Facility by S&P or Moody’s, or any notice from either such agency indicating its intent to effect such a change or to place the Borrower or the Term Facility on a “CreditWatch” or “WatchList” or any similar list, in each case with negative implications, or its cessation of, or its intent to cease, rating the Borrower or the Term Facility.

SECTION 5.06. Information Regarding Collateral. (a) Furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name, (ii) in the jurisdiction of organization or formation of any Loan Party, (iii) in any Loan Party’s identity or type of organization or organizational structure or (iv) in any Loan Party’s Federal Taxpayer Identification Number or organizational identification number. Holdings and the Borrower agree not to effect or permit any change referred to in the preceding sentence unless all filings have been delivered to the Collateral Agent (and Collateral Agent has confirmed receipt thereof) or made, under the Uniform Commercial Code or otherwise, that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. If requested by the Administrative Agent, Holdings and the Borrower agree to promptly provide the Collateral Agent with certified copies of organizational documents reflecting any of the changes described in the preceding sentence. Holdings and the Borrower also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b) In the case of the Borrower, each year, at the time of delivery of the annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a), deliver to the Administrative Agent a certificate of a Financial Officer setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of the Perfection Certificate delivered on the Closing Date or the date of the most recent certificate delivered pursuant to this Section 5.06(b).

SECTION 5.07. Maintaining Records; Access to Properties and Inspections; Maintenance of Ratings; Lender Meetings. (a) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of law are made of all dealings and transactions in relation to its business and assets. Each Loan Party will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent (for itself and on behalf of the Lenders) or any Lender to visit and inspect the financial records and the properties of such Person at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances and condition of such Person with the officers thereof and independent accountants therefor; provided that, excluding any such visits while an Event of Default has occurred and is continuing, such visits and inspections by the Administrative Agent or any Lender shall not exceed two times per fiscal year (in the aggregate for the Administrative Agent and the Lenders) and shall be made during normal business hours and upon reasonable prior notice; provided, further, that upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or any Lender may do any of the foregoing at the expense of the Borrower at any time without advance notice.

(b) In the case of Holdings and the Borrower, use commercially reasonable efforts to cause the Term Facility to be continuously publicly rated by S&P and Moody’s, and in the case of the Borrower, use commercially reasonable efforts to maintain a public corporate credit rating from S&P and a public corporate family rating from Moody’s, in each case in respect of the Borrower.

(c) Within (i) 125 days after the end of each fiscal year of Holdings and (ii) within 60 days after the end of each fiscal quarter of Holdings (other than the fourth fiscal quarter of a fiscal year), at the request of the Administrative Agent or the Required Lenders, hold a meeting (by conference call, unless otherwise requested by the Administrative Agent, in which case it will be held at a mutually agreeable location, venue and time, the costs of such venue or call to be paid by the Borrower) with all Lenders who choose to attend such meeting, at which meeting shall be reviewed the financial results of the previous fiscal year and the financial condition of Holdings and its Subsidiaries and the budgets presented for the current fiscal year of Holdings and its Subsidiaries.

SECTION 5.08. Use of Proceeds. (a) Use the proceeds of the Loans (other than Incremental Term Loans) only for the purposes specified in the introductory statement to this Agreement, and use the proceeds of Incremental Term Loans only for general corporate purposes, including Permitted Acquisitions, and (b) ensure that no part of the proceeds of any Loan will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that entails a violation of, or that is inconsistent with, the provisions of the Regulations of the Board, including Regulation T, Regulation U or Regulation X.

SECTION 5.09. Employee Benefits. (a) Comply in all material respects with the applicable provisions of ERISA and the Code and the laws applicable to any Foreign Pension Plan and (b) furnish to the Administrative Agent as soon as possible after, and in any event within ten days after any responsible officer of Holdings, the Borrower or any ERISA Affiliate knows or has reason to know that, any ERISA Event has occurred that, alone or together with any other ERISA Event could reasonably be expected to result in liability of Holdings, the Borrower or any ERISA Affiliate in an aggregate amount exceeding $2,500,000, a statement of a Financial Officer of Holdings or the Borrower setting forth details as to such ERISA Event and the action, if any, that Holdings or the Borrower proposes to take with respect thereto.

SECTION 5.10. Compliance with Environmental Laws. Comply, and cause all lessees, sublessees and other Persons occupying its properties to comply, in all material respects with all Environmental Laws applicable to its operations and properties; obtain and renew all environmental permits necessary for its operations and properties, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect; and conduct any remedial action required in accordance with Environmental Laws; provided, however, that none of Holdings, the Borrower or any Subsidiary shall be required to undertake any remedial action required by Environmental Laws to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

SECTION 5.11. Preparation of Environmental Reports. If a Default caused by reason of a breach of Section 3.17 or Section 5.10 shall have occurred and be continuing for more than 20 days without Holdings, the Borrower or any Subsidiary commencing activities reasonably likely to cure such Default, at the written request of the Required Lenders through the Administrative Agent, provide to the Lenders within 45 days (or such longer period as permitted by the Administrative Agent in its sole discretion) after receipt of such request, at the expense of the Loan Parties, an environmental site assessment report regarding the matters which are the subject of such Default prepared by an environmental consulting firm reasonably acceptable to the Administrative Agent and indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance or remedial action in connection with such Default.

SECTION 5.12. Further Assurances. Execute any and all further documents, financing statements, agreements and instruments, and take all further action (including filing Uniform Commercial Code and other financing statements, mortgages and deeds of trust) that may be required under applicable law, or that the Required Lenders, the Administrative Agent or the Collateral Agent may reasonably request, in order to effectuate the transactions contemplated by the Loan Documents and in order to grant, preserve, protect and perfect the validity and priority of the security interests created or intended to be created by the Security Documents and the Intercreditor Agreement; provided that (a) with respect to any CFC, 100% of the non-voting Equity Interests (if any) shall be required to be pledged by the Loan Parties (or such lesser amount that is owned by any Loan Party) and 65% of the voting Equity Interests of such CFC (to the extent owned directly by any Loan Party) shall be required to be pledged, (b) leasehold mortgages shall not be required to be delivered with respect to any leasehold interests of the Loan Parties and (c) Mortgages shall not be required to be delivered with respect to any fee interest in real property having a fair market value not exceeding $1,000,000 (or if the subject property is already mortgaged to a third party to the extent permitted by Section 6.02, in which case such Mortgage shall be required within 30 days after such third party’s mortgage is terminated). If the ABL Agent or any lender under the ABL Credit Agreement receives any additional collateral, guaranty or other credit enhancement of any type after the date hereof, the Borrower will cause the same to be granted to the Collateral Agent for the benefit of the Secured Parties (in accordance with the Intercreditor Agreement). The Borrower will cause any subsequently acquired or organized Subsidiary (other than a CFC) that is a Wholly Owned Subsidiary to become a Loan Party by executing the Guarantee and Collateral Agreement and each applicable Security Document in favor of the Collateral Agent within 10 Business Days of such acquisition or organization (or such longer period as the Administrative Agent shall agree). In addition, from time to time, but subject to the limitations set forth in the Security Documents, the Borrower will, at its cost and expense, promptly secure the Obligations by pledging or creating, or causing to be pledged or created, perfected security interests with respect to such of its assets and properties (other than Excluded Assets) as the Administrative Agent or the Required Lenders shall designate (it being understood that it is the intent of the parties that the Obligations shall be secured by substantially all the assets of Holdings, the Borrower and the Domestic Subsidiaries, in each case, other than Excluded Assets). Such security interests and Liens will be created under the Security Documents and other security agreements, mortgages, deeds of trust and other instruments and documents in form and substance reasonably satisfactory to the Collateral Agent, and the Borrower shall deliver or cause to be delivered to the Lenders all such instruments and documents (including legal opinions, title insurance policies and lien searches) as the Collateral Agent shall reasonably request to evidence compliance with this Section 5.12, including with respect to real property, Mortgages, legal opinions, title insurance policies, surveys, and any other items required to be delivered with respect to the Mortgaged Properties pursuant to Section 5.13. The Borrower agrees to provide such evidence as the Collateral Agent shall reasonably request as to the perfection and priority status of each such security interest and Lien. In furtherance of the foregoing, the Borrower will give prompt notice to the Administrative Agent of the acquisition by it or any of the Subsidiaries of any fee interest in real property having a value in excess of $1,000,000.

SECTION 5.13. Real Property Collateral. As promptly as practicable, and in any event, not later than 30 days after the date of acquisition (or such later date as the Administrative Agent shall agree) of any fee interest in real property having a value (together with improvements thereof) in excess of $1,000,000 (unless, in each case, the subject property is already mortgaged to a third party to the extent permitted by Section 6.02, in which case compliance with the provisions of this Section 5.13 with respect to such real property shall be required within 30 days after such third party’s mortgage is terminated), (i) execute and deliver a Mortgage, in favor of the Administrative Agent, for the benefit of the Secured Parties, covering such real property, which Mortgage shall be first priority subject to any prior Liens permitted under Section 6.02, (ii) if requested by the Administrative Agent, provide the Lenders with (x) title and extended coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor’s certificate, and (y) any consents or estoppels reasonably deemed necessary or advisable by the Administrative Agent in connection with such Mortgage, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (iii) if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent and (iv) if any improvement on such real property is in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then (x) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (y) deliver to the Administrative

Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

SECTION 5.14. Post-Closing Actions. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the parties hereto acknowledge and agree that the Borrower and Holdings shall take, or cause their respective Subsidiaries to take, as applicable, the actions specified in Schedule 5.14 attached hereto within the time periods set forth in Schedule 5.14. The provisions of Schedule 5.14 shall be deemed incorporated by reference herein as fully as if set forth herein in its entirety.

ARTICLE VI

Negative Covenants

Each of Holdings and the Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan and all Fees and all other expenses or amounts payable under any Loan Document have been paid in full (other than contingent obligations that survive termination of the Loan Documents for which no claim has been made) neither Holdings nor the Borrower will, nor will they cause or permit any of the Subsidiaries to:

SECTION 6.01. Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except:

(a) Indebtedness existing on the date hereof and set forth in Schedule 6.01 (and Permitted Refinancing Indebtedness in respect thereof);

(b) Indebtedness created hereunder and under the other Loan Documents;

(c) (x) intercompany Indebtedness of the Borrower and the Subsidiaries to the extent permitted by Section 6.04(c), so long as any such Indebtedness constituting an obligation of a Loan Party is subordinated to the Obligations pursuant to an Affiliate Subordination Agreement and (y) Guarantees by a Loan Party of Indebtedness of another Loan Party;

(d) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, and Permitted Refinancing Indebtedness in respect thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this Section 6.01(d), when combined with the aggregate principal amount of all Capital Lease Obligations incurred pursuant to Section 6.01(e) shall not exceed $15,000,000 at any time outstanding;

(e) Capital Lease Obligations (and any Permitted Refinancings thereof) in an aggregate principal amount, when combined with the aggregate principal amount of all Indebtedness incurred pursuant to Section 6.01(d), not in excess of $5,000,000 at any time outstanding;

(f) Indebtedness under performance bonds or with respect to workers’ compensation claims, in each case incurred in the ordinary course of business;

(g) Indebtedness of Holdings and its Subsidiaries incurred under the ABL Documents (and Permitted Refinancing Indebtedness in respect thereof) in an aggregate principal amount, with respect to loans, advances and outstanding letters of credit, not to exceed $75,000,000 at any time outstanding; provided that, after the Closing Date, Holdings and its Subsidiaries shall be permitted to incur additional Indebtedness under the ABL Documents in an aggregate principal amount, with respect to loans, advances and outstanding letters of credit, not to exceed $30,000,000, so long as, both before and immediately after giving effect to any increase in the commitments under the ABL Facilities such that the aggregate principal amount of commitments under the ABL Facility exceeds $105,000,000 (and assuming any such additional commitments or loans made thereunder are fully funded on such date), the Borrower would be in compliance with Section 6.11 on a Pro Forma Basis (assuming that the maximum Total Net Leverage Ratio permitted at the time by Section 6.11 was in fact 15.0% less than the ratio actually provided for in such Section at such time as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which Section 5.04 Financials have been delivered (by way of illustration, if the Total Net Leverage Ratio permitted at such time by Section 6.11 is 2.50 : 1.00, Holdings and its Subsidiaries shall be permitted to incur such additional Indebtedness so long as the Total Net Leverage Ratio does not exceed 2.125 : 1.00 on a Pro Forma Basis both before and immediately after giving effect to such increase (and assuming any such additional commitments or loans are fully funded on such date)); and

(h) (i) Indebtedness of any Person that becomes a Subsidiary after the date hereof); provided that (x) such Indebtedness exists at the time such Persons becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (y) immediately before and after such Person becomes a Subsidiary, no Default or Event of Default shall have occurred and be continuing and (iii) Permitted Refinancing Indebtedness in respect thereof;

(i) Indebtedness in respect of those Hedging Agreements incurred in the ordinary course of business, consistent with prudent business practice and not for speculative purposes;

(j) other Indebtedness of the Borrower or the Subsidiaries in an aggregate principal amount not exceeding $10,000,000 at any time outstanding;

(k) Indebtedness arising in connection with endorsement of instruments for deposit in the ordinary course of business;

(l) Indebtedness incurred in the ordinary course of business in connection with the financing of insurance premiums;

(m) Indebtedness consisting of promissory notes issued by any Loan Party to current or former officers, directors and employees (or their estates, spouses or former spouses) of any Loan Party or any Subsidiary to purchase or redeem Equity Interests of Holdings purchased or redeemed pursuant to Section 6.06(a);

(n) Indebtedness incurred in the ordinary course of business in connection with cash pooling arrangements, cash management and other similar arrangements consisting of netting arrangements and overdraft protections incurred in the ordinary course of business;

(o) Indebtedness consisting of debt owing to a seller incurred in connection with a Permitted Acquisition (whether in the form of an “earn out” or otherwise); provided that such Indebtedness is subordinated to the Obligations in a manner reasonably satisfactory to the Administrative Agent;

(p) Indebtedness representing any taxes, assessments or governmental charges so long as (x) the validity or amount thereof shall be contested in good faith by appropriate proceedings, (y) the Borrower shall have set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (x) such contest operates to suspend collection of the contested obligation, tax, assessment or charge and enforcement of a Lien; and

(q) Contingent liabilities under surety bonds or similar instruments incurred in the ordinary course of business in connection with the construction or improvement of Stores.

SECTION 6.02. Liens. Create, incur, assume or permit to exist any Lien on any property or assets (including Equity Interests or other securities of any Person, including the Borrower or any Subsidiary) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, except:

(a) Liens on property or assets of the Borrower and its Subsidiaries existing on the date hereof and set forth in Schedule 6.02; provided that such Liens shall secure only those obligations which they secure on the date hereof and any Permitted Refinancing Indebtedness in respect thereof;

(b) any Lien created under the Loan Documents;

(c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or assets of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, as the case may be; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, (ii) such Lien does not apply to any other property or assets of Holdings, the Borrower or any Subsidiary and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be (or Permitted Refinancing Indebtedness in respect thereof;

(d) Liens for taxes, assessments or governmental charges or levies not yet due or which are being contested in compliance with Section 5.03;

(e) carriers’, warehousemen’s, landlord’s, supplier’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in compliance with Section 5.03;

(f) pledges and deposits made in the ordinary course of business in compliance with workmen’s compensation, unemployment insurance and other social security laws or regulations;

(g) deposits to secure the performance of bids, trade contracts (other than for Indebtedness), leases (other than Capital Lease Obligations), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(h) zoning restrictions, easements, rights-of-way, restrictions on use of real property and other similar minor title encumbrances incurred in the ordinary course of business which are non-monetary Liens and, in the aggregate, do not materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(i) purchase money security interests in real property, improvements thereto or equipment hereafter acquired (or, in the case of improvements, constructed) by the Borrower or any Subsidiary; provided that (i) such security interests secure Indebtedness permitted by clause (d) or (e) of Section 6.01, (ii) such security interests are incurred, and the Indebtedness secured thereby is created, within 90 days after such acquisition (or construction), (iii) the Indebtedness secured thereby does not exceed the lesser of the cost or the fair market value of such real property, improvements or equipment at the time of such acquisition (or construction) and (iv) such security interests do not apply to any other property or assets of Holdings, the Borrower or any Subsidiary;

(j) judgment Liens securing judgments not constituting an Event of Default under Section 7.01;

(k) other Liens securing liabilities otherwise permitted hereunder in an aggregate amount not to exceed $10,000,000 at any time outstanding; and

(l) Liens on Collateral securing Indebtedness permitted under clause (g) of Section 6.01, to the extent such Liens comply with the Intercreditor Agreement; provided that any such Liens on any Term Priority Collateral (as defined in the Intercreditor Agreement) are junior to the Liens on the Term Priority Collateral (as defined in the Intercreditor Agreement) securing the Obligations;

(m) Liens securing Indebtedness under Section 6.01(h); provided that such Liens exist at the time the Person that is the obligor thereof became a Subsidiary and were not incurred in contemplation of or in connection with such Person becoming a Subsidiary and relate solely to the assets of such Person that has become a Subsidiary;

(n) Liens arising by virtue of deposits made in the ordinary course of business to secure liability for premiums to insurance carriers;

(o) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Permitted Investments on deposit in one or more accounts, in each case, granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements;

(p) licenses and sublicenses of Intellectual Property granted in the ordinary course of business and not interfering in any material respect with the ordinary conduct of business of the Loan Parties;

(q) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; and

(r) Liens arising from precautionary Uniform Commercial Code financing statements filed under any lease or consignment of goods and not otherwise prohibited by this Agreement.

SECTION 6.03. Anti-Layering. Create or incur any Indebtedness (other than the Obligations) that is subordinated or junior in right of payment to any other Indebtedness of the Loan Parties, unless such Indebtedness is also subordinated or junior in right of payment, in the same manner and to the same extent, to the Obligations.

SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Investment, except:

(a) (i) Investments by Holdings, the Borrower and the Subsidiaries existing on the date hereof in the Equity Interests of the Borrower and the Subsidiaries and (ii) additional Investments by Holdings, the Borrower and the Subsidiaries in the Equity Interests of the Borrower and the Subsidiary Guarantors; provided that any such Equity Interests held by a Loan Party shall be pledged pursuant to the Guarantee and Collateral Agreement (subject to the limitations applicable to voting stock of CFCs and Excluded Assets referred to therein);

(b) cash and Permitted Investments;

(c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to Holdings, the Borrower or any other Subsidiary; provided that (i) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to the Guarantee and Collateral Agreement, (ii) such loans and advances shall be unsecured and subordinated to the Obligations (to the extent constituting an obligation of a Loan Party) pursuant to an Affiliate Subordination Agreement, and (iii) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties shall be subject to the limitation set forth in clause (a) above;

(d) Investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(e) the Borrower and the Subsidiaries may make loans and advances in the ordinary course of business to their respective directors, officers and employees so long as the aggregate principal amount thereof at any time outstanding (determined without regard to any write-downs or write-offs of such loans and advances) shall not exceed $2,000,000;

(f) the Borrower and the Subsidiaries may enter into Hedging Agreements permitted by Section 6.01(i);

(g) the Borrower or any Subsidiary may acquire all or substantially all the assets of a Person or line of business of such Person, or not less than 100% of the Equity Interests (other than directors’ qualifying shares) of a Person (referred to herein as the “Acquired Entity”); provided that (i) such acquisition was not preceded by an unsolicited tender offer for such Equity Interests by, or proxy contest initiated by, Holdings, the Borrower or any Subsidiary, and the board of directors (or similar governing body) of such Person shall not have indicated publicly its opposition to the consummation of such proposed acquisition; (ii) the Acquired Entity shall be in a line of business permitted under Section 6.08; and (iii) at the time of such transaction (A) both before and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing; (B) both before and immediately after giving effect thereto, the Borrower would be in compliance with the Financial Covenants on a Pro Forma Basis (assuming, for purposes of compliance with Section 6.11, that the maximum Total Net Leverage Ratio permitted at the time by such Section was in fact 0.25 to 1.00 less than the ratio actually provided for in such Section at such time) as of the most recently completed period of four consecutive fiscal quarters ending prior to such transaction for which Section 5.04 Financials have been delivered; (C) the total consideration paid in connection with such acquisition and any other acquisitions pursuant to this Section 6.04(g) (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition and any payments following such acquisition pursuant to earn-out provisions or similar obligations) shall not in the aggregate exceed (i) (x) $100,000,000 or (y) $10,000,000 with respect to any such acquisition where any of the Persons acquired (directly or indirectly) are not required to become Guarantors under Section 5.12 or where substantially all of the assets acquired (in the case of a purchase of assets other than Equity Interests), directly or indirectly, are not pledged as Collateral pursuant to Section 5.12; (E) at least 2 Business Days prior to such acquisition (or such later date as permitted by the Administrative Agent), the Borrower shall have delivered a certificate of a Financial Officer, certifying as to compliance with the foregoing clauses (A) through (D) and containing reasonably detailed calculations in support thereof, in form and substance satisfactory to the Administrative Agent, and, if the total consideration paid in connection with such acquisition (including any Indebtedness of the Acquired Entity that is assumed by the Borrower or any Subsidiary following such acquisition and any payments following such acquisition pursuant to earn-out provisions or similar obligations) exceeds $10,000,000, attaching a copy of the applicable acquisition agreement and (F) the Borrower shall comply, and shall cause the Acquired Entity to comply, with the applicable provisions of Section 5.12 and the Security Documents (any acquisition of an Acquired Entity meeting all the criteria of this Section 6.04(g) being referred to herein as a “Permitted Acquisition”);

(h) Investments by the Borrower in Hedging Agreements permitted under Section 6.01(i);

(i) to the extent constituting Investments, transactions permitted under Section 6.05(a) among the Loan Parties and their Subsidiaries; and

(j) in addition to Investments permitted by paragraphs (a) through (g) above, additional Investments by the Borrower and the Subsidiaries so long as the aggregate amount of such Investments (calculated based on the fair market value of each such Investment as of the date of the making of such Investment) pursuant to this paragraph (h) (determined without regard to any write-downs or write-offs of such Investments) does not exceed (x) $15,000,000 plus (v) the Available Amount at such time, in the aggregate; provided that (x) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (y) both before and immediately after giving effect thereto, the Borrower would be in compliance with the Financial Covenants on a Pro Forma Basis for the most recent Calculation Period for which Section 5.04 Financials have been delivered and (z) with respect to any Investment in an amount in excess of $10,000,000, at least 2 Business Days prior to the making of such Investment (or such later date as permitted by the Administrative Agent), the Borrower shall have delivered a certificate of a Financial Officer, certifying as to compliance with this paragraph (i) and as to the Available Amount and containing reasonably detailed calculations in support thereof, in form and substance satisfactory to the Administrative Agent.

SECTION 6.05. Mergers, Consolidations, Sales of Assets and Acquisitions. (a) Merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all the assets (whether now owned or hereafter acquired) of the Borrower or less than all the Equity Interests of any Subsidiary, or purchase, lease or otherwise acquire (in one transaction or a series of transactions) all or substantially all of the assets of any other Person, except that (i) the Borrower and any Subsidiary may purchase and sell inventory and grant licenses and sublicenses of Intellectual Property that do not interfere in any material respect with the ordinary conduct of business of the Loan Parties and their Subsidiaries, in each case, in the ordinary course of business, (ii) if at the time thereof and immediately after giving effect thereto no Event of Default or Default shall have occurred and be continuing (x) any Wholly Owned Subsidiary may merge into the Borrower in a transaction in which the

Borrower is the surviving corporation, (y) any Wholly Owned Subsidiary (other than the Borrower) may merge into or consolidate with any other Wholly Owned Subsidiary (other than the Borrower) in a transaction in which the surviving entity is a Wholly Owned Subsidiary and no Person other than the Borrower or a Wholly Owned Subsidiary receives any consideration (provided that if any party to any such transaction is a Loan Party, the surviving entity of such transaction shall be a Loan Party) and (z) the Borrower and the Subsidiaries may make Permitted Acquisitions, (iii) any Subsidiary (other than the Borrower) may dissolve, liquidate or wind up its affairs at any time if the assets of such Subsidiary are transferred to a Loan Party or, in the case of the dissolution, liquidation or winding up of a Subsidiary that is not a Loan Party, to a Loan Party or any other Subsidiary and (iv) the Borrower or any of its Subsidiaries may sell, transfer, lease or otherwise dispose of all or substantially all of their assets to the Borrower or a Subsidiary thereof; provided that in the case of any such sale, transfer, lease or other disposition by a Loan Party, the Person to which such sale, transfer, lease or other disposition is made shall be the Borrower or a Wholly Owned Subsidiary of the Borrower that is a Loan Party.

(b) Make any Asset Sale otherwise permitted under paragraph (a) above unless (i) such Asset Sale is for consideration at least 85% of which is cash, (ii) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (iii) the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b) shall not exceed (i) $20,000,000 in any fiscal year or (ii) $80,000,000 in the aggregate.

SECTION 6.06. Restricted Payments; Restrictive Agreements. (a) Declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment (including pursuant to any Synthetic Purchase Agreement), or incur any obligation (contingent or otherwise) to do so; provided, however, that (i) Holdings and the Borrower may declare and pay the Closing Date Dividend, (ii) the Borrower or any Subsidiary may declare and pay dividends or make other distributions ratably to its equity holders, (iii) so long as no Event of Default or Default shall have occurred and be continuing or would result therefrom, the Borrower may, or the Borrower may make distributions to Holdings so that Holdings may (and Holdings may) repurchase its Equity Interests owned by employees of Holdings, the Borrower or the Subsidiaries or make payments to employees of Holdings, the Borrower or the Subsidiaries upon termination of employment in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death or disability of such employees in an aggregate amount not to exceed $2,000,000 in any fiscal year with unused amounts in any fiscal year being carried over to the immediately succeeding fiscal year; provided that in determining whether any amount is available for carry-over, the amount expended in any fiscal year shall first be deemed to be from the amount allocated to such fiscal year (before giving effect to any carryover)) and (iv) the Borrower may make Restricted Payments to Holdings (and Holdings may make Restricted Payments to any Parent Company with amounts so paid to Holdings by the Borrower) (x) in an amount not to exceed $250,000 in any fiscal year, to the extent necessary to pay general corporate and overhead expenses incurred by Holdings (or such Parent Company) in the ordinary course of business and (y) in an amount necessary to pay the Tax liabilities of Holdings (or such Parent Company) directly attributable to (or arising as a result of) the operations of the Borrower and the Subsidiaries; provided, however, that (A) the amount of such dividends shall not exceed the amount that the Borrower and the Subsidiaries would be required to pay in respect of Federal, State and local taxes were the Borrower and the Subsidiaries to pay such taxes as stand-alone taxpayers and (B) all Restricted Payments made to Holdings (or such Parent Company) pursuant to this clause (iii) are used by Holdings (or such Parent Company) for the purposes specified herein within 20 days of the receipt thereof.

(b) Enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (i) the ability of Holdings, the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets for the benefit of the Secured

Parties, or (ii) the ability of any Subsidiary of the Borrower to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary of the Borrower or to Guarantee Indebtedness of the Borrower or any Subsidiary of the Borrower; provided that (A) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document or any ABL Document, (B) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary of the Borrower pending such sale, provided that such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (C) clause (i) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (D) clause (i) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

(c) The Borrower may make Restricted Payments, in an aggregate amount not to exceed the Available Amount as of the time such Restricted Payment is made; provided that (x) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (y) both before and immediately after giving effect thereto, the Total Net Leverage Ratio for the most recent Calculation Period for which Section 5.04 Financials have been delivered would not exceed 2.50 to 1.00 on a Pro Forma Basis and (z) with respect to any Restricted Payment in an amount in excess of $10,000,000, at least 2 Business Days prior to the making of such Restricted Payment (or such later date as permitted by the Administrative Agent), the Borrower shall have delivered a certificate of a Financial Officer, certifying as to compliance with this paragraph (c) and as to the Available Amount and containing reasonably detailed calculations in support thereof, in form and substance satisfactory to the Administrative Agent.

SECTION 6.07. Transactions with Affiliates. Except for transactions between or among the Loan Parties, sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, or for the benefit of, any of its Affiliates, except that (a) the Borrower or any Subsidiary may engage in any of the foregoing transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) to pay or reimburse the Sponsor for reasonable out-of-pocket costs and expenses related to management, monitoring consulting and advisory services provided to Holdings and its Subsidiaries, (c) enter into transactions with Affiliated Lenders pursuant to Section 9.04 of this Agreement and in accordance with the terms thereof, (d) make Restricted Payments permitted under Section 6.06, (e) enter into and pay customary compensation and indemnity arrangements for officers, directors and other employees of Holdings and its Subsidiaries entered into in the ordinary course of business, (f) incur and, to the extent permitted hereby, perform its obligations under, Indebtedness permitted under Section 6.01(m) and (v) make the investments permitted under Section 6.04(e).

SECTION 6.08. Business of Holdings, Borrower and Subsidiaries. (a) With respect to Holdings, engage in any business activities or have any assets or liabilities (i) other than its ownership of the Equity Interests of the Borrower and Minnesota Merchandising and liabilities incidental thereto, including its liabilities pursuant to the Guarantee and Collateral Agreement and its guarantee of the Borrower’s indebtedness under the ABL Credit Agreement, pursuant to the ABL Documents, (ii) distribution of any Restricted Payments permitted by Section 6.06 and (iii) activities incidental to the business or activities described in clauses (i)-(ii) above.

(b) With respect to Minnesota Merchandising, engage in any business activities or have any assets or liabilities (i) other than engaging in business activities and incurring liabilities to purchasers of gift card at the Stores related to or incidental to such gift card business, (ii) incur its liabilities pursuant to the Guarantee and Collateral Agreement and the ABL Documents and (iii) activities incidental to the business or activities described in clauses (i)-(ii) above.

(c) With respect to the Borrower and its Subsidiaries, engage at any time in any business or business activity other than the business currently conducted by it and business activities reasonably incidental thereto.

SECTION 6.09. Other Indebtedness and Agreements. (a) Permit any waiver, supplement, modification, amendment, termination or release of (x) any ABL Document or agreement in respect of any refinancing of any Indebtedness under the ABL Documents, in each case except as permitted by the Intercreditor Agreement, or (y) any indenture, instrument or agreement (other than the ABL Documents) pursuant to which any Material Indebtedness of Holdings, the Borrower or any of the Subsidiaries is outstanding if the effect of such waiver, supplement, modification, amendment, termination or release would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Holdings, the Borrower, any of the Subsidiaries or the Lenders or (ii) any waiver, supplement, modification or amendment of its certificate of incorporation, by-laws, operating, management or partnership agreement or other organizational documents, to the extent any such waiver, supplement, modification or amendment would be adverse to the Lenders in any material respect (including reorganization of the Borrower or any other Loan Party in a non-U.S. jurisdiction).

(b) (i) With respect to any Subordinated Indebtedness or Junior Indebtedness, make any distribution, whether in cash, property, securities or a combination thereof, other than regular scheduled payments of principal and interest as and when due (to the extent not prohibited by applicable subordination provisions or subordination agreements), in respect of, or pay or directly or indirectly (including pursuant to any Synthetic Purchase Agreement) redeem, repurchase, retire or otherwise acquire for consideration such Indebtedness except (A) Permitted Refinancing Indebtedness incurred pursuant to Section 6.01 and (B) unless an Event of Default has occurred and is continuing, payments in respect of such Indebtedness owing to the Borrower or any Subsidiary of the Borrower to the extent not otherwise prohibited hereunder, or (ii) pay in cash any amount in respect of any Indebtedness or preferred Equity Interests that may at the obligor’s option be paid in kind or in other securities (other than Indebtedness or preferred Equity Interests held by the Borrower or a Loan Party that is a Subsidiary of the Borrower).

(c) Notwithstanding the foregoing, the Borrower and its Subsidiaries may pay, redeem, purchase, retire or otherwise acquire for value Indebtedness in transactions that would otherwise be prohibited by paragraph (b) above in an amount not to exceed the Available Amount at such time; provided that (x) both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, (y) both before and immediately after giving effect thereto, the Total Net Leverage Ratio would not exceed 2.50 to 1.00 on a Pro Forma Basis for the most recent Calculation Period for which Section 5.04 Financials have been delivered and (z) with respect to any such payment, redemption, purchase, retirement or acquisition in an amount in excess of $10,000,000, at least 2 Business Days prior to the making of such payment, redemption, purchase, retirement or acquisition (or such later date as permitted by the Administrative Agent), the Borrower shall have delivered a certificate of a Financial Officer, certifying as to compliance with this paragraph (c) and as to the Available Amount and containing reasonably detailed calculations in support thereof, in form and substance satisfactory to the Administrative Agent.

SECTION 6.10. Interest Coverage Ratio. Permit the Interest Coverage Ratio for any Calculation Period ending during any period set forth below (inclusive of the dates set forth below) to be less than the ratio set forth opposite such date or period below:

Date or Period	Ratio

Closing Date through February 5, 2014	2.85 to 1.00
February 6, 2014 through May 5, 2014	2.85 to 1.00
May 6, 2014 through August 5, 2014	2.85 to 1.00
August 6, 2014 through November 5, 2014	3.00 to 1.00
November 6, 2014 through February 5, 2015	3.10 to 1.00
February 6, 2015 through May 5, 2015	3.15 to 1.00
May 6, 2015 through August 5, 2015	3.15 to 1.00
August 6, 2015 through November 5, 2015	3.20 to 1.00
November 6, 2015 through February 5, 2016	3.30 to 1.00
February 6, 2016 through the Maturity Date	3.50 to 1.00

SECTION 6.11. Maximum Total Net Leverage Ratio. Permit the Total Net Leverage Ratio as of the last day of any Calculation Period ending during a period set forth below (inclusive of the dates set forth below) to be greater than the ratio set forth opposite such period below:

Date or Period	Ratio

Closing Date through February 5, 2014	4.18 to 1.00
February 6, 2014 through May 5, 2014	4.67 to 1.00
May 6, 2014 through August 5, 2014	5.13 to 1.00
August 6, 2014 through November 5, 2014	4.75 to 1.00
November 6, 2014 through February 5, 2015	3.85 to 1.00
February 6, 2015 through May 5, 2015	4.28 to 1.00
May 6, 2015 through August 5, 2015	4.34 to 1.00
August 6, 2015 through November 5, 2015	4.32 to 1.00
November 6, 2015 through February 5, 2016	3.28 to 1.00
February 6, 2016 through May 5, 2016	3.96 to 1.00
May 6, 2015 through August 5, 2016	4.02 to 1.00
August 6, 2016 through November 5, 2016	4.00 to 1.00
November 6, 2016 through February 5, 2017	2.90 to 1.00
February 6, 2017 through May 5, 2017	3.58 to 1.00
May 6, 2017 through August 5, 2017	3.63 to 1.00
August 6, 2017 through November 5, 2017	3.61 to 1.00
November 6, 2017 through the Maturity Date	2.75 to 1.00

SECTION 6.12. Fiscal Year. With respect to Holdings and the Borrower, change their fiscal year-end to a date other than the Saturday closest to January 31 of each calendar year.

SECTION 6.13. Certain Equity Securities. Issue any Equity Interest that is not Qualified Capital Stock.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. In case of the happening of any of the following events (“Events of Default”):

(a) any representation or warranty made or deemed made by any Loan Party in or in connection with any Loan Document or any Credit Event hereunder, or any representation, warranty, statement or information contained in any report, certificate, financial statement or other instrument furnished by or on behalf of any Loan Party in connection with or pursuant to any Loan Document, shall prove to have been false or misleading in any material respect when so made, deemed made or furnished or, with respect to any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language, shall prove to have been false or misleading in any respect when so made, deemed made or furnished;

(b) default shall be made in the payment of any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

(c) default shall be made in the payment of any interest on any Loan or any Fee or any other amount (other than an amount referred to in (b) above) due under any Loan Document, when and as the same shall become due and payable, and such default shall continue unremedied for a period of three Business Days;

(d) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in Section 5.01(a), 5.02, 5.04(a), 5.04(b), 5.04(d), 5.05, 5.08 or 5.14 or in Article VI;

(e) default shall be made in the due observance or performance by Holdings, the Borrower or any Subsidiary of any covenant, condition or agreement contained in any Loan Document (other than those specified in (b), (c) or (d) above) and such default shall continue unremedied for a period of 30 days after the earlier of (i) notice thereof from the Administrative Agent to the Borrower (which notice shall also be given at the request of any Lender) or (ii) knowledge thereof of Holdings or the Borrower;

(f) (x) (i) Holdings, the Borrower or any Subsidiary shall fail to pay any principal, interest or other amounts, regardless of amount, due in respect of any Material Indebtedness, when and as the same shall become due and payable, or (ii) any other event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof (or to require an offer to be made in respect of the prepayment, repurchase or redemption thereof), prior to its scheduled maturity; provided that this clause (ii) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; or (y) Holdings, the Borrower or any Subsidiary shall (A) fail to pay any principal, interest or other amounts, regardless of amount, due in respect of any Indebtedness under the ABL Documents when and as the same shall become due and payable or (B) any other event or condition occurs that results in any Indebtedness under the ABL Documents becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause such Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof (or to require an offer to be made in respect of the prepayment, repurchase or redemption thereof), prior to its scheduled maturity;

(g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of Holdings, the Borrower or any Subsidiary, or of a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or a Subsidiary or (iii) the winding-up or liquidation of Holdings, the Borrower or any Subsidiary (except with respect to a Subsidiary of the Borrower, as permitted under Section 6.05(a)); and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h) Holdings, the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in (g) above, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Subsidiary or for a substantial part of the property or assets of Holdings, the Borrower or any Subsidiary, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take any action for the purpose of effecting any of the foregoing;

(i) one or more judgments shall be rendered against Holdings, the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Holdings, the Borrower or any Subsidiary to enforce any such judgment and such judgment either (i) is for the payment of money in an aggregate amount in excess of $5,000,000 (to the extent not covered by any third party insurance as to which the insurer has acknowledged coverage) or (ii) is for injunctive relief and could reasonably be expected to result in a Material Adverse Effect;

(j) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other such ERISA Events, could reasonably be expected to result in liability of the Borrower and its ERISA Affiliates in an aggregate amount exceeding $5,000,000;

(k) any Guarantee under the Guarantee and Collateral Agreement or any other Security Document for any reason shall cease to be in full force and effect (other than in accordance with its terms), or any Guarantor shall deny in writing that it has any further liability under the Guarantee and Collateral Agreement or any other Security Document (in each case, other than as a result of the discharge of such Guarantor in accordance with the terms of the Loan Documents);

(l) any security interest purported to be created by any Security Document shall cease to be, or shall be asserted by the Borrower or any other Loan Party not to be, a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Document) security interest in any material portion of the assets covered thereby;

(m) the Intercreditor Agreement or any provision of any thereof shall cease to be in full force or effect (except in accordance with its terms) or any Loan Party or lender under the ABL Credit Agreement shall deny or disaffirm in writing its obligations thereunder; or

(n) there shall have occurred a Change in Control;

then, and in every such event (other than an event with respect to Holdings or the Borrower described in paragraph (g) or (h) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders, the Required First Out Lenders (as defined in the Agreement Among Lenders) or the Required Last Out Lenders (as defined in the Agreement Among Lenders) shall, in each case, to the extent permitted in accordance with the Agreement Among Lenders, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate forthwith the Commitments and (ii) declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; and in any event with respect to Holdings or the Borrower described in paragraph (g) or (h) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Fees and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

SECTION 7.02. Right to Cure. (a) Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of any of the Financial Covenants with respect to any Calculation Period, at any time after the last day of the relevant Calculation Period until the expiration of the tenth Business Day subsequent to the date on which a Compliance Certificate with respect to such Calculation Period is required to be delivered in accordance with Section 5.04(c) (such period commencing after the Calculation Period and ending prior to the expiration of such tenth Business Day, the “Cure Period”), Holdings shall have the right to receive cash capital contributions or issue Qualified Capital Stock in the form of common stock for cash (which cash Holdings shall promptly contribute to the Borrower as cash common equity) (collectively, the “Cure Right”), and upon the receipt by the Borrower of such cash (the “Cure Amount”) the Financial Covenants shall be recalculated giving effect to the following pro forma adjustment:

(i) Consolidated EBITDA shall be increased, solely for the purpose of measuring the Financial Covenants with respect to such Calculation Period (the “Initial Calculation Period”) and any subsequent Calculation Period that contains the last fiscal quarter of the Initial Calculation Period, and not for any other purpose under this Agreement, by an amount equal to the Cure Amount; and

(ii) if, after giving effect to the foregoing recalculations, the Borrower shall then be in compliance with the requirements of the Financial Covenants, the Borrower shall be deemed to have satisfied the requirements of the Financial Covenants as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the Financial Covenants that had occurred shall be deemed cured for the purposes of this Agreement;

provided that (x) the Borrower shall have notified the Administrative Agent of the exercise of such Cure Right prior to the issuance of the relevant Equity Interests for cash or the receipt of the cash contributions by Holdings and (y) such cash is actually received by the Borrower (including through capital contribution of such cash by Holdings to the Borrower) during the Cure Period.

(b) Notwithstanding anything herein to the contrary, (i) in each four consecutive fiscal quarter period of Holdings there shall be at least two fiscal quarters in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than four times, (iii) for purposes of this Section 7.02, the Cure Amount shall be no greater than the minimum amount required for purposes of complying with the Financial Covenants for the relevant period, and any amounts in excess thereof shall not be deemed to be a Cure Amount, (iv) the Cure Amount received pursuant to any exercise of the Cure Right shall be disregarded for purposes of determining any financial ratio-based terms, the Available Amount and any available basket hereunder, and (v) the Cure Amount shall not result in any (x) reduction in Indebtedness for purposes of calculating compliance with any of the financial covenants hereunder or (y) increase in the amount of cash and Cash Equivalents that would otherwise be included in the calculation of Total Net Debt.

SECTION 7.03. Application of Proceeds. All amounts received by or on behalf of the Collateral Agent or any other Secured Party (i) pursuant to Section 2.05 of the Security Agreement, (ii) consisting of the proceeds of any collection, sale, foreclosure or other realization (in connection with the exercise of remedies or following an Event of Default under Section 7.01 (g) or (h)) upon any Collateral, including any Collateral consisting of cash, or following the acceleration or maturity of the Obligations and (iii) following an Event of Default under Section (g) or (h), shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, by the Collateral Agent as follows:

(a) First, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel (subject to the limitations set forth in Section 9.05), the repayment of all advances made by the Administrative Agent and/or the Collateral Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and all indemnification and reimbursement obligations owing to the Administrative Agent or the Collateral Agent under any Loan Document;

(b) Second, to the payment in full of all other First Out Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the First Out Obligations owed to them on the date of any such distribution);

(c) Third, to the payment in full of all other Last Out Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Last Out Obligations owed to them on the date of any such distribution); and

(d) Fourth, to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement and the other Loan Documents. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

Notwithstanding the foregoing, upon delivery by the Required First Out Lenders (as defined in the Agreement Among Lenders) of written notice to Administrative Agent and Last Out Lender Representative (as defined in the Agreement Among Lenders) of their election to modify the above application of payments and proceeds of Collateral, all payments and all proceeds of Collateral received by Administrative Agent or any other Secured Party (at such time as such Collateral has been monetized) shall be applied as follows:

(a First, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel (subject to the limitations set forth in Section 9.05), the repayment of all advances made by the Administrative Agent and/or the Collateral Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document and all indemnification and reimbursement obligations owing to the Administrative Agent or the Collateral Agent under any Loan Document;

(b) Second, ratably, to pay Obligations in respect of any cost or expense reimbursements, fees (other than the Prepayment Premium) or indemnities (other than contingent indemnity obligations for which no claim has been asserted) then due to any of the First Out Lenders under the Loan Documents, until paid in full;

(c) Third, ratably, to pay interest (other than default interest) then due and payable in respect of the First Out Obligations under the Loan Documents, until paid in full;

(d) Fourth, to pay the outstanding principal balance of the First Out Term Loan (in the inverse order of the maturity of the installments due thereunder), until the First Out Term Loan is paid in full;

(e) Fifth, to pay any other amounts in respect of any other First Out Obligations (including, without limitation, any Obligations in respect of Specified Hedge Agreements) other than any Prepayment Premium or default interest, until paid in full;

(f) Sixth, to pay Obligations in respect of any cost or expense reimbursements, fees (other than the Prepayment Premium) or indemnities (other than contingent indemnity obligations for which no claim has been asserted) then due to the Last Out Lender Representative, until paid in full;

(g) Seventh, ratably, to pay Obligations in respect of any cost or expense reimbursements, fees or indemnities (other than contingent indemnity obligations for which no claim has been asserted) then due to any of the Last Out Lenders under the Loan Documents, until paid in full;

(h) Eighth, ratably, to pay interest (other than default interest) then due and payable in respect of the Last Out Term Loan under the Loan Documents, until paid in full;

(i) Ninth, ratably, to pay the outstanding principal balance of the Last Out Term Loan (in the inverse order of the maturity of the installments due thereunder), until paid in full;

(j) Tenth, to pay any Obligations in respect of any Prepayment Premium and default interest then due to any of the First Out Lenders under the Loan Documents, until paid in full;

(k) Eleventh, to pay any Obligations in respect of any Prepayment Premium and default interest then due to any of the Last Out Lenders under the Loan Documents, until paid in full;

(l) Twelfth, to pay any Obligations owing to any Defaulting Lenders under the Loan Documents, until paid in full (it being agreed that the payment of such Obligations pursuant to this clause shall be in lieu of payment of any amounts to which any Defaulting Lender would be otherwise be entitled under the preceding clauses hereof); and

(m) Thirteenth, to the Loan Parties, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

ARTICLE VIII

The Administrative Agent and the Collateral Agent; Etc.

SECTION 8.01. Appointment and Authority. Each Lender hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to (i) execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents and (ii) negotiate, enforce or the settle any claim, action or proceeding affecting the Lenders in their capacity as such, at the direction of the Required Lenders, which negotiation, enforcement or settlement will be binding upon each Lender.

SECTION 8.02. Rights as a Lender. The Person serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Holdings, the Borrower or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

SECTION 8.03. Exculpatory Provisions. Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08); provided that neither Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose either Agent to liability or that is contrary to any Loan Document or Requirement of Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law, and (c) except as expressly set forth in the Loan

Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to Holdings, the Borrower or any of the Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.08) or in the absence of its own gross negligence or willful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by Holdings, the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

SECTION 8.04. Reliance by Agents. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower or the Sponsor), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 8.05. Delegation of Duties. Each Agent may perform any and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Term Facility as well as activities as Agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that such Agent acted with gross negligence or willful misconduct in the selection of such sub agents.

SECTION 8.06. Resignation of Agents. Either Agent may resign at any time by notifying the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. If no successor Agent has been appointed pursuant to the immediately preceding sentence by the 30th day after the date such notice of resignation was given by such Agent, such Agent’s resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent and/or Collateral Agent, as the case may be.

If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

If the Administrative Agent, the Collateral Agent and their respective Affiliates no longer hold any First Out Obligations, Last Out Obligations or Commitments and have been paid all principal, interest, fees and other amounts then outstanding under this Agreement and the other Loan Agreements and, in connection therewith, the Last Out Loan Holders (as defined in the Agreement Among Lenders) exercise their right to require the Administrative Agent and the Collateral Agent to resign pursuant to Section 2(e) of the Agreement Among Lenders, the resignations of the Administrative Agent and the Collateral Agent shall become effective immediately.

With effect from an Agent’s resignation or removal hereunder, (1) such retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring or removed Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed; provided that in the event such resignation is required by the Last Out Loan Holders (as defined in the Agreement Among Lenders) pursuant to Section 2(e) of the Agreement Among Lenders, the resigning Collateral Agent shall deliver such collateral security to the Last Out Loan Holders (as defined in the Agreement Among Lenders) in accordance therewith) and (2) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.05 shall continue in effect for the benefit of such retiring or removed Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Agent acted as Agent.

SECTION 8.07. Non-Reliance on Agents and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 8.08. No Other Duties. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, the Lead Arranger is named as such for recognition purposes only, and in its capacity as such shall have no duties, responsibilities or liabilities with respect to this Agreement or any other Loan Document; it being understood and agreed that the Lead Arranger shall be entitled to all indemnification and reimbursement rights in favor of the Agents provided herein and in the other Loan Documents. Without limitation of the foregoing, the Lead Arranger, in its capacity as such, shall not, by reason of this Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.

SECTION 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.05, 2.22 or 9.05) allowed in such judicial proceeding and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.05 and 9.05.

SECTION 8.10. Collateral and Guaranty Matters. (a) The Secured Parties irrevocably authorize the Collateral Agent, at its option and in its discretion,

(i) to release any Lien on any property granted to or held by the Collateral Agent under any Loan Document (x) upon termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (y) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition to a Person other than a Loan Party not prohibited by the Loan Documents, or (z) subject to Section 9.08, if approved, authorized or ratified in writing by the Required Lenders; and

(ii) to release any Subsidiary Guarantor from its obligations under the Guaranty and Collateral Agreement if such Person ceases to be a Subsidiary as a result of a transaction not otherwise prohibited under the Loan Documents.

(b) Upon request by the Collateral Agent at any time, the Required Lenders will confirm in writing the Collateral Agent’s authority to release its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty and Collateral Agreement pursuant to this Section 8.10.

(c) The Agents shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Collateral Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Agents be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices; Electronic Communications. Except in the case of notices and other communications expressly permitted hereby to be given by telephone, notices and other communications provided for herein shall be in writing and, except as otherwise provided in this Section 9.01, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, and all notices, demands, requests and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable number, as follows:

(a) if to the Borrower or Holdings, to it at Sportsman’s Warehouse, 7035 S. High Tech Drive, Midvale, UT 84047, Attention Chief Financial Officer, Fax No. 801-304-4388, Phone 801-304-4321, Email: ktalbot@sportsmanswarehouse.com;

(b) if to the Administrative Agent, to Credit Suisse AG, Attention: Sean Portrait – Agency Manager, Eleven Madison Avenue, New York, NY 10010, Fax No. 212-322-2291, Phone: 919-994-6369, Email: agency.loanops@credit-suisse.com; and

(c) if to a Lender, to it at its address (or fax number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Lender shall have become a party hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or other electronic image scan transmission (except that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient) or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to among Holdings, the Borrower, the Administrative Agent and the applicable Lenders from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

Loan Documents may be transmitted and/or signed by facsimile or other electronic image transmission (e.g., “PDF” or “TIF” via electronic mail). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on the Loan Parties party thereto, the Administrative Agent and the Lenders.

The Borrower hereby agrees, unless directed otherwise by the Administrative Agent or unless the electronic mail address referred to below has not been provided by the Administrative Agent to the Borrower, that it will, or will cause its Subsidiaries to, provide to the Administrative Agent all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to the Loan Documents or to the Lenders under Article V, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (i) is or relates to a Borrowing Request or a notice pursuant to Section 2.10, (ii) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, (iii) provides notice of any Default or Event of Default under this

Agreement or any other Loan Document or (iv) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any Borrowing or other extension of credit hereunder (all such non-excluded communications being referred to herein collectively as “Communications”), by transmitting the Communications in an electronic/soft medium that is properly identified in a format acceptable to the Administrative Agent to an electronic mail address as directed by the Administrative Agent. In addition, the Borrower agrees, and agrees to cause its Subsidiaries, to continue to provide the Communications to the Administrative Agent or the Lenders, as the case may be, in the manner specified in the Loan Documents but only to the extent requested by the Administrative Agent.

The Borrower hereby acknowledges that (a) the Administrative Agent may, but shall not be obligated to, make available to the Lenders (and prospective Lenders, assignees and participants) materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks, SyndTrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (and prospective Lenders, assignees and participants) may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 9.16); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor;” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor.” Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (1) the Loan Documents and (2) notification of changes in the terms of the Loan Documents.

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States Federal and state securities laws, to make reference to Communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws.

THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE”. NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANTS THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS OR THE ADEQUACY OF THE PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS IS MADE BY THE ADMINISTRATIVE AGENT OR ANY OF ITS RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT OR ANY OF ITS

RELATED PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, WHETHER OR NOT BASED ON STRICT LIABILITY AND INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE PLATFORM, EXCEPT TO THE EXTENT THE LIABILITY OF ANY SUCH PERSON IS FOUND IN A FINAL RULING BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH PERSON’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

The Administrative Agent agrees that the receipt of the Communications by the Administrative Agent at its e-mail address set forth above shall constitute effective delivery of the Communications to the Administrative Agent for purposes of the Loan Documents. Each Lender agrees that receipt of notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and that the foregoing notice may be sent to such e-mail address.

Nothing herein shall prejudice the right of the Administrative Agent or any Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 9.02. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or Holdings herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any Fee or any other amount payable under this Agreement or any other Loan Document is outstanding and unpaid and so long as the Commitments have not been terminated. The provisions of Sections 2.14, 2.16, 2.20, 2.25, 9.05, 9.06 and 9.11 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender.

SECTION 9.03. Binding Effect. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto.

SECTION 9.04. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower, Holdings, the Administrative Agent, the Collateral Agent or the Lenders that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

(b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed) (provided that the consent of the Administrative Agent shall not be required for assignments of Term Loans to existing Term Lenders); provided, however, that (i) the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required for any assignment unless (1) an Event of Default has occurred and is continuing under clause (b), (c), (g) or (h) of Section 7.01, (2) such assignment is to a Lender, an Affiliate of a Lender or a Related Fund of a Lender or (3) such assignment is consummated on or prior to the date of completion of the primary syndication of the Term Facility (as determined by the Administrative Agent); provided that the Borrower shall be deemed to have consented to any proposed assignee unless it shall object thereto by written notice to the Administrative Agent within ten Business Days after having received notice thereof, (ii) the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in an integral multiple of, and not less than, $1,000,000 (or, if less, the entire remaining amount of such Lender’s Commitment or Loans of the relevant Class); provided that simultaneous assignments by two or more Related Funds shall be combined for purposes of determining whether the minimum assignment requirement is met (iii) the parties to each assignment shall (A) execute and deliver to the Administrative Agent an Assignment and Acceptance via an electronic settlement system reasonably acceptable to the Administrative Agent or (B) if previously agreed with the Administrative Agent, manually execute and deliver to the Administrative Agent an Assignment and Acceptance, and, in each case, shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent), and (iv) the assignee, if it shall not be a Lender immediately prior to such assignment, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws) and all applicable tax forms. Upon acceptance and recording pursuant to paragraph (g) of this Section 9.04, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and (B) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.16, 2.20 and 9.05, as well as to any Fees accrued for its account and not yet paid); provided that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. No assignment shall be made to any Defaulting Lender or any of its subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or one of its subsidiaries.

(c) Assignments to Purchasing Borrower Parties. Each Lender acknowledges that each Purchasing Borrower Party may purchase or acquire Term Loans hereunder from Lenders from time to time pursuant to a Dutch Auction open to all Lenders of a particular Class of Term Loans subject to such Dutch Auction on a pro rata basis and conducted in accordance with the terms of this Agreement (including, without limitation, this Section 9.04), subject to the restrictions set forth in the definition of “Dutch Auction” and subject to the following limitations:

(i) Purchasing Borrower Parties shall not receive information provided solely to Lenders or the Administrative Agent or their respective advisors by the Administrative Agent or any Lender or their respective advisors and shall not be permitted to attend or participate in meetings attended solely by Lenders and the Administrative Agent and their advisors;

(ii) (A) no Purchasing Borrower Party shall be permitted to purchase Term Loans if, as of the date of each Purchase Notice or the effective date of any Auction Purchase, such Purchasing Borrower Party is in possession of any information with respect to any Loan Party or any of their Subsidiaries that (x) has not been disclosed by or on behalf of the Loan Parties or any of their Subsidiaries either (1) publicly, (2) to Lenders generally or (3) otherwise been posted to that portion of the Platform for the Loans that has been designated for “private-side” Lenders and (y) in the Purchasing Borrower Party’s good faith determination would reasonably be expected to have a material effect on the market price of the Loans or otherwise be material with respect to any Loan Party or any of their Subsidiaries or any their respective securities for purposes of United States federal and state securities laws, and (B) each Purchase Notice and each Purchase shall constitute a representation and warranty by such Purchasing Borrower Party as of the date of such Purchase Notice or such Auction Purchase, as applicable, that it is not in possession of any information described in the foregoing clause (A);

(iii) notwithstanding anything herein or in any of the other Credit Documents to the contrary, with respect to any Auction Purchase or other assignment to a Purchasing Borrower Party (or contribution from an Affiliate of the Borrower), under no circumstances, whether or not any Credit Party is subject to a bankruptcy or other insolvency proceeding, shall any Purchasing Borrower Party be permitted to exercise any voting rights or other privileges with respect to any Loans or Commitments, and any Term Loans that are assigned to a Purchasing Borrower Party, shall have no voting rights or other privileges under this Agreement and the other Loan Documents and shall not be taken into account in determining any required vote or consent;

(iv) at the time any Purchasing Borrower Party is making purchases of Loans or Commitments, it shall enter into an Affiliated Lender Assignment and Acceptance Agreement;

(v) at the time of any Purchase Notice and any Auction Purchase, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(vi) (x) the Borrower shall have Availability or Unrestricted Cash of at least $15,000,000 at the time of any Purchase Notice and any Auction Purchase (and on a pro forma basis after giving effect to such Auction Purchase), and (y) no proceeds of ABL Loans may be used to fund any Auction Purchase; and

(vii) immediately upon the effectiveness of each Auction Purchase or assignment to a Purchasing Borrower Party or a contribution of Term Loans from an Affiliate of the Borrower, a Cancellation (it being understood that such Cancellation shall not constitute a voluntary repayment of Loans for purposes of this Agreement) shall be automatically and irrevocably effected with respect to all of the Loans and related Obligations subject to such Auction Purchase or assignment for no consideration, with the effect that such Loans and related Obligations shall for all purposes of this Agreement and the other Loan Documents no longer be outstanding, and the Loan Parties shall no longer have any Obligations relating thereto; it being understood and agreed that such forgiveness and cancellation shall result in the Loan Parties being irrevocably and unconditionally released from all claims and liabilities relating to such Obligations which have been so cancelled and forgiven, and the Collateral shall cease to secure any such Obligations which have been so cancelled and forgiven.

Notwithstanding anything to the contrary herein, this Section 9.04(c) shall supersede any provisions in Sections 2.13 or 9.06 to the contrary.

(d) Assignments to Affiliated Lenders. Each Lender acknowledges that each Affiliated Lender may purchase or acquire Term Loans hereunder from Lenders from time to time pursuant to (x) a Dutch Auction open to all Lenders of a particular Class of Term Loans subject to such Dutch Auction on a pro rata basis and conducted in accordance with the terms of this Agreement (including, without limitation, this Section 9.04), subject to the restrictions set forth in the definition of “Dutch Auction” and (y) open market purchases, in each case, and subject to the following limitations:

(i) Affiliated Lenders shall not receive information provided solely to Lenders or the Administrative Agent or their respective advisors by the Administrative Agent or any Lender or their respective advisors and shall not be permitted to attend or participate in meetings attended solely by Lenders and the Administrative Agent and their advisors;

(ii) (A) no Affiliated Lender shall be permitted to purchase Term Loans if, as of the date of each Purchase Notice or the effective date of any Auction Purchase, such Affiliated Lender is in possession of any information with respect to any Loan Party or any of their Subsidiaries that (x) has not been disclosed by or on behalf of the Loan Parties or any of their Subsidiaries either (1) publicly, (2) to Lenders generally or (3) otherwise been posted to that portion of the Platform for the Loans that has been designated for “private-side” Lenders and (y) in the Affiliated Lender’s good faith determination would reasonably be expected to have a material effect on the market price of the Loans or otherwise be material with respect to any Loan Party or any of their Subsidiaries or any their respective securities for purposes of United States federal and state securities laws, and (B) each Purchase Notice and each Purchase shall constitute a representation and warranty by such Affiliated Lender as of the date of such Purchase Notice or such Auction Purchase, as applicable, that it is not in possession of any information described in the foregoing clause (A);

(iii) (1) notwithstanding anything in Section 9.08 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Lenders have (1) consented to any amendment, waiver or modification of any Loan Document (including such modifications pursuant to Section 9.08), (2) otherwise acted on any matter related to any Loan Document, (3) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, or (4) voted on any plan of reorganization pursuant to Title 11 of the United States Code, that in any case does not require the consent of each Lender or each affected Lender or does not adversely affect such Affiliated Lender disproportionately in any material respect as compared to other Lenders, Affiliated Lenders will be deemed to have voted in the same proportion as Lenders that are not Affiliated Lenders voting on such matter; and each Affiliated Lender hereby acknowledges, agrees and consents that if, for any reason, its vote to accept or reject any plan pursuant to Title 11 of the United States Code) is not deemed to have been so voted, then such vote will be (x) deemed not to be in good faith and (y) “designated” pursuant to Section 1126(e) of Title 11 of the United States Code such that the vote is not counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of Title 11 of the United States Code;

(iv) at the time any Affiliated Lender is making purchases of Loans or Commitments, it shall enter into an Affiliated Lender Assignment and Acceptance Agreement;

(v) the aggregate principal amount of all First Out Term Loans which may be purchased by Affiliated Lenders shall in no event exceed 20% of the outstanding principal amount of the First Out Term Loans; and

(vi) the aggregate principal amount of all Last Out Term Loans which may be purchased by Affiliated Lenders shall in no event exceed 20% of the outstanding principal amount of the Last Out Term Loans.

Notwithstanding anything to the contrary herein, this Section 9.04(d) shall supersede any provisions in Sections 2.13 or 9.06 to the contrary.

(e) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Term Loan Commitment and the outstanding balances of its Term Loans and Revolving Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Borrower or any Subsidiary or the performance or observance by the Borrower or any Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is an Eligible Assignee legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in Section 3.05 or delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender; and (viii) such assignee agrees that it is bound by and party to the Agreement Among Lenders in its capacity as a First Out Lender or Last Out Lender, as applicable, and shall perform its obligations under the Agreement Among Lenders as required thereunder.

(f) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender (in the case of any Lender, with respect to any entry relating to such Lender’s Loans), at any reasonable time and from time to time upon reasonable prior notice. Failure to make any such recordation, or any error in such recordation, shall not affect the Borrower’s obligations in respect of such Commitment. With respect to any Lender, the transfer of an Obligation of such Lender pursuant to Sections 9.04 or 2.21 and the rights to the principal of, and interest on, any Obligation made pursuant to such obligation shall not be effective until such transfer is recorded on the Register maintained by the Administrative Agent with respect to ownership of such Obligation and prior to such recordation all amounts owing to the transferor with respect to such Obligation shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Obligations shall be recorded by the Administrative Agent on the Register upon and only upon the acceptance by the Administrative Agent of a properly executed and delivered Assignment and Assumption pursuant to Section 9.04, the appropriate IRS Forms, if applicable, the processing and recordation fee referred to in Section 9.04, if applicable, and the consent of the Administrative Agent and, if required, the Borrower.

(g) Upon its receipt of, and consent to, a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, an Administrative Questionnaire completed in respect of the assignee (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent and, if required, the Borrower (in each case, not to be unreasonably withheld or delayed), to such assignment and any applicable tax forms, the Administrative Agent shall (i) accept such Assignment and Acceptance and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (g).

(h) Each Lender may without the consent of the Borrower or the Administrative Agent sell participations to one or more banks or other Persons (other than a natural person or Holdings, the Borrower or any of their respective Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Participants or other Persons shall be entitled to the benefit of the cost protection provisions contained in Sections 2.14, 2.16 and 2.20 to the same extent as if they were Lenders (but, with respect to any particular Participant, to no greater extent than the Lender that sold the participation to such Participant (except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the date the Participant acquired the applicable participation)); and provided that such Participant provides the applicable Lender and the Borrower the forms described in Section 2.20 as though it was a Lender providing such forms to the Borrower or the Administrative Agent and (iv) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to the Loans and to approve any amendment, modification or waiver of any provision of this Agreement (except that the applicable selling Lender may be required to obtain prior consent of a Participant for amendments, modifications or waivers decreasing any fees payable to such Participant hereunder or the amount of principal of or the rate at which interest is payable on the Loans in which such Participant has an interest, extending any scheduled principal payment date or date fixed for the payment of interest on the Loans in which such Participant has an interest, increasing or extending the Commitments in which such Participant has an interest or releasing all or substantially all of the value of the Guarantors’ Guarantees of the Obligations) or all or substantially all of the Collateral). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender; provided such Participant agrees to be subject to Section 2.18 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(i) Any Lender or Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or Participant or proposed assignee or Participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or Participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 9.16.

(j) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgor or assignee for such Lender as a party hereto.

(k) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other Person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity and/or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV.

(l) Neither Holdings nor the Borrower shall assign or delegate any of its rights or duties hereunder without the prior written consent of the Administrative Agent and each Lender, and any attempted assignment without such consent shall be null and void.

(m) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all applicable Loans hereunder. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

SECTION 9.05. Expenses; Indemnity. (a) The Borrower and Holdings agree, jointly and severally, to pay (or reimburse, as applicable) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and the Collateral Agent in connection with the syndication of the Term Facility and the preparation and administration of this Agreement and the other Loan Documents or in connection with any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions hereby or thereby contemplated shall be consummated) or incurred by the Administrative Agent, the Collateral Agent or any Lender in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents or in connection with the Loans made hereunder (including any documentary taxes), including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans and including, in each case, the reasonable and documented fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Administrative Agent and the Collateral Agent, and, in connection with any such enforcement or protection, the fees, charges and disbursements of each for the Administrative Agent, the Collateral Agent or any Lender; provided that the Loan Parties shall not be responsible for such fees, charges and disbursements of more than one separate law firm (in addition to one local counsel per relevant jurisdiction and, in the case of a reasonably perceived or actual conflict of interest where the Indemnitee affected by such conflict retains its own counsel, of another firm of counsel for such affected Indemnitee).

(b) The Borrower and Holdings agree, jointly and severally, to indemnify the Administrative Agent, the Collateral Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any other Loan Document or the Agreement Among Lenders or any agreement or instrument contemplated thereby, the performance by the parties thereto of their respective obligations thereunder or the consummation of the Transactions and the other transactions contemplated by this Agreement, any other Loan Document or the Agreement Among Lenders (including the syndication of the Term Facility), (ii) the use of the proceeds of the Loans, (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee or (y) arise from any dispute among Lenders or their Related Parties (other than any losses, claims, damages, liabilities and related expenses (A) arising out of any act or omission of the Borrower, Holdings or any of their respective subsidiaries or Affiliates or (B) against the Administrative Agent, the Collateral Agent, the Lead Arranger or any other agent or arranger in its capacity as such).

(c) To the extent that Holdings and the Borrower fail to pay any amount required to be paid by them to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the outstanding Term Loans and unused Commitments at the time (in each case, determined as if no Lender were a Defaulting Lender).

(d) To the extent permitted by applicable law, neither Holdings nor the Borrower shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions and the other transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it using customary industry practices through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) The provisions of this Section 9.05 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the expiration of the Commitments the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Collateral Agent or any Lender. All amounts due under this Section 9.05 shall be payable on written demand therefor.

SECTION 9.06. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized, after obtaining the prior written consent of the Administrative Agent, at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower or Holdings against any of and all the obligations of the Borrower or Holdings now or hereafter existing under this Agreement and other Loan Documents held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.24 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such

Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 9.08. Waivers; Amendment. (a) No failure or delay of the Administrative Agent, the Collateral Agent or any Lender in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower or any other Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Borrower or Holdings in any case shall entitle the Borrower or Holdings to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower, Holdings and the Required Lenders; provided, however, that no such agreement shall (i) decrease the principal amount of, or extend the maturity of or any scheduled principal payment date or date for the payment of any interest on any Loan or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, without the prior written consent of each Lender directly adversely affected thereby, (ii) increase or extend the Commitment or decrease or extend the date for payment of any fees of any Lender without the prior written consent of such Lender, (iii) amend or modify the provisions of Section 2.25 without the prior written consent of each Lender affected thereby, (iv) amend or modify the pro rata requirements of Section 2.17, the provisions of Section 9.04(l) or the provisions of this Section or release all or substantially all the value of the Guarantors’ Guarantees of the Obligations or all or substantially all of the Collateral, without the prior written consent of each Lender, (v) change the provisions of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders holding Loans of one Class differently from the rights of Lenders holding Loans of any other Class without the prior written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class, (vi) modify the protections afforded to an SPV pursuant to the provisions of Section 9.04(k) without the written consent of such SPV or (vii) reduce the percentage contained in the definition of the term “Required Lenders” without the prior written consent of each Lender (it being understood that with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the Term Loan Commitments); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, the Collateral

Agent or any other agent named on the cover page hereto hereunder or under any other Loan Document without the prior written consent of the Administrative Agent, the Collateral Agent or such other agent, as applicable.

(c) The Administrative Agent and the Borrower may amend any Loan Document to correct administrative errors or omissions, or to effect administrative changes that are not adverse to any Lender. Notwithstanding anything to the contrary contained herein, such amendment shall become effective without any further consent of any other party to such Loan Document.

(d) Notwithstanding anything to the contrary contained herein, the Administrative Agent, the Collateral Agent (as appropriate) and the Borrower may, without any further consent of any other party to such Loan Document being required, amend any Loan Document (including the Intercreditor Agreement and the Agreement Among Lenders) to the extent (but only to the extent) necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to reflect the incurrence, existence and/or terms of Other Term Loans or Extended Term Loans, and to establish new Classes in respect of the Other Term Loans and Extended Term Loans, and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes, in each case on terms consistent with Sections 2.22 and 2.23, as applicable.

(e) Notwithstanding anything to the contrary contained herein, the Agreement Among Lenders may be modified or amended in accordance with the terms thereof without any further consent of the Borrower or any other Loan Party.

SECTION 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan or participation in such L/C Disbursement under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan or participation in accordance with applicable law, the rate of interest payable in respect of such Loan or participation hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan or participation but were not payable as a result of the operation of this Section 9.09 shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or participations or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.10. Entire Agreement. This Agreement, the Engagement Letter and the other Loan Documents constitute the entire contract between the parties relative to the subject matter hereof. Any other previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or in the other Loan Documents, expressed or implied, is intended to confer upon any Person (other than the parties hereto and thereto, their respective successors and assigns permitted hereunder and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders) any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents.

SECTION 9.11. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY

ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11.

SECTION 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 9.13. Counterparts; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03. Delivery of an executed signature page to this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

(b) The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 9.15. Jurisdiction; Consent to Service of Process. (a) Each of Holdings and the Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Borrower, Holdings or their respective properties in the courts of any jurisdiction.

(b) Each of Holdings and the Borrower hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.16. Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and to its Related Parties and administration, numbering, settlement and other similar service providers (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent (i) required by applicable laws or regulations or by any subpoena or similar legal process or (ii) requested by any regulatory authority or quasi-regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under the other Loan Documents or any suit, action or proceeding relating to the enforcement of its rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 9.16, to (i) any actual or prospective assignee of or participant in any of its rights or obligations under this Agreement and the other Loan Documents or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any Subsidiary or any of their respective obligations, (h) with the consent of the Borrower, (i) on a confidential basis to (i) any rating agency in connection with rating Holdings, the Borrower or their Subsidiaries or the Facilities or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities, (j) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 9.16 or (y) becomes available to the Administrative Agent, the Collateral Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Loan Parties or (k) in connection with: (i) the establishment of any SPV with respect to the Term Loans and (ii) any actual or proposed credit facility for loans, letters of credit or other extensions of credit to or for the account of such Agent or Lender or any of its Affiliates, including to any Person providing or proposing to provide such loan, letter of credit or other extension of credit or any agent, trustee or representative of such Person (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential). In addition, each Agent and each Lender may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar services providers to the lending industry. For the purposes of this Section, “Information” shall mean all information received from any Loan Party or any of their respective Subsidiaries and related to any Loan Party or any of their respective Subsidiaries or their business, other than any such information that was available to the Administrative Agent, the Collateral Agent or any Lender on a nonconfidential basis prior to its disclosure by the Borrower or Holdings; provided that, in the case of Information received from any Loan Party or any of their respective Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 9.16 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord its own confidential information.

SECTION 9.17. Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party or any other obligor under any of the Loan Documents (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, unless expressly provided for herein or in any other Loan Document, without the prior written consent of the Administrative Agent. The provisions of this Section 9.17 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party.

SECTION 9.18. USA PATRIOT Act Notice. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies Holdings and the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies Holdings and the Borrower, which information includes the name and address of Holdings and the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify Holdings and the Borrower in accordance with the USA PATRIOT Act.

SECTION 9.19. No Fiduciary Duty. The Administrative Agent, the Collateral Agent, each Lender and their respective Related Parties (collectively, solely for purposes of this Section 9.19, the “Lenders”), may have economic interests that conflict with those of Holdings, the Borrower and their Subsidiaries and their respective Related Parties (collectively, solely for purposes of this Section 9.19, the “Loan Parties”). Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, on the other. Holdings and the Borrower acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. Holdings and the Borrower acknowledge and agree that each Loan Party has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Holdings and the Borrower agree that the Loan Parties will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to any Loan Party, in connection with such transaction or the process leading thereto.

SECTION 9.20. OTHER LIENS ON COLLATERAL; TERMS OF INTERCREDITOR AGREEMENT; TERMS OF THE AGREEMENT AMONG LENDERS, ETC. (a) EACH LENDER UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT LIENS SHALL BE CREATED ON THE COLLATERAL PURSUANT TO THE ABL DOCUMENTS, WHICH LIENS SHALL BE SUBJECT TO TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT. PURSUANT TO THE EXPRESS TERMS OF THE INTERCREDITOR AGREEMENT, IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND ANY OF THE LOAN DOCUMENTS, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

(b) EACH LENDER AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT ON BEHALF OF THE LENDERS, AND TO TAKE ALL ACTIONS (AND EXECUTE ALL DOCUMENTS) REQUIRED (OR DEEMED ADVISABLE) BY IT IN ACCORDANCE WITH THE TERMS OF THE INTERCREDITOR AGREEMENT.

(c) THE PROVISIONS OF THIS SECTION 9.20 ARE NOT INTENDED TO SUMMARIZE ALL RELEVANT PROVISIONS OF THE INTERCREDITOR AGREEMENT, THE FORM OF WHICH IS ATTACHED AS AN EXHIBIT TO THIS AGREEMENT. REFERENCE MUST BE MADE TO THE INTERCREDITOR AGREEMENT ITSELF TO UNDERSTAND ALL TERMS AND CONDITIONS THEREOF. EACH LENDER IS RESPONSIBLE FOR MAKING ITS OWN ANALYSIS AND REVIEW OF THE INTERCREDITOR AGREEMENT AND THE TERMS AND PROVISIONS THEREOF, AND NONE OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION TO ANY LENDER AS TO THE SUFFICIENCY OR ADVISABILITY OF THE PROVISIONS CONTAINED IN THE INTERCREDITOR AGREEMENT.

(d) EACH LENDER ACKNOWLEDGES THAT IT IS A PARTY TO AND BOUND BY THE AGREEMENT AMONG LENDERS. EACH LENDER AGREES THAT CERTAIN OF ITS RIGHTS HEREUNDER MAY BE LIMITED BY OR SUBJECT TO ADDITIONAL REQUIREMENTS CONTAINED IN THE AGREEMENT AMONG LENDERS, AND THE BORROWER ACKNOWLEDGES THE AGREEMENT AMONG LENDERS MAY LIMIT OR IMPOSE ADDITIONAL REQUIREMENTS ON LENDERS RIGHTS HEREUNDER, AND THAT THE AGREEMENT AMONG LENDERS MAY BE MODIFIED FROM AMENDED FROM TIME TO TIME IN ACCORDANCE WITH THE TERMS THEREOF, WITHOUT THE CONSENT OF THE BORROWER OR ANY OTHER LOAN PARTY.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SPORTSMAN’S WAREHOUSE, INC.

by:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

by:	/s/ Kevan Talbot
	Name:	Kevan Talbot
	Title:	Chief Financial Officer

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

by:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

by:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a First Out Lender

by:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

by:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[Signature Page to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Last Out Lender

by:	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

by:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[Signature Page to Credit Agreement]

Schedule 1.01(a)

Subsidiary Guarantors

Sportsman’s Warehouse Southwest, Inc., a California corporation

Minnesota Merchandising Corp., a Minnesota corporation

Pacific Flyway Wholesale, LLC, a Delaware limited liability company

Schedule 1.01(b)

Mortgaged Property

None.

Schedule 2.01

Lenders and Commitments

Lender	Class	Amount

Credit Suisse AG	First Out Term Loans	$185,000,000

Credit Suisse AG	Last Out Term Loans	$50,000,000

Schedule 3.08

Subsidiaries

Subsidiaries of Holdings and the percentage ownership interest of Holdings, the Borrower or the applicable Subsidiary therein:

Name of Shareholder	Name of Subsidiaries the Equity Interest of Which Are Held by Stockholder	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Shareholder Percentage Ownership

Sportsman’s Warehouse Holdings, Inc.	Sportsman’s Warehouse, Inc.	1,000 shares of common stock, $0.01 par value	100 shares of common stock	100%

	Minnesota Merchandising Corp.	1,000 shares of common stock, $0.01 par value	100 shares of common stock	100%

Sportsman’s Warehouse, Inc. (Borrower)	Sportsman’s Warehouse Southwest, Inc.	1,000 shares of common stock, $0.01 par value	100 shares of common stock	100%

	Pacific Flyway Wholesale LLC	Percentage Interests	100% of the Percentage Interests	100%

Minnesota Merchandising Corp.	None.	N/A	N/A	N/A

Sportsman’s Warehouse Southwest, Inc.	None.	N/A	N/A	N/A

Pacific Flyway Wholesale LLC	None.	N/A	N/A	N/A

Schedule 3.09

Litigation

None.

Schedule 3.17

Environmental Matters

None.

Schedule 3.18

Insurance

Type	Policy #/Period	Limits	Deductible	Premiums
National Union Fire Insurance Co.	***	Agent: Diversified Insurance / Carpenter Moore
Directors & Officers	4/1/13 - 4/1/14	***	***
Employment Practices	4/1/13 - 4/1/14	***	***
Third Party Discrimination	4/1/13 - 4/1/14	***	***
Fiduciary	4/1/13 - 4/1/14	***	***	$***

Federal Insurance Company	***	Agent: Diversified Insurance / Carpenter Moore
D&O EPLI - Excess	4/1/13 - 4/1/14	***	N/A	$***

Worker’s Comp		Agent: Lockton Companies
All other Locations - Berkshire Hathaway	***		Varies	$***
CA Locations - Cypress Ins. Co.	***		Varies	$***
OR Locations - Continental Divide Ins Co.	***		Varies	$***
	11/1/12 - 11/1/13	(A) ***

(A) ***

GL, Property, Umbrella		Agent: Lockton Companies
General Liability
All other locations	***			$***
California/Nevada Stores	***			$***
Kentucky/Mississippi Stores	***			$***
Alaska Stores	***		***	$***
	11/1/12 - 11/1/13	***

***
Property - Affiliated FM	11/1/12 - 11/1/13	***	***	$***
(Other Deductibles: ***)
***
Umbrella - National Union Fire Ins of PA	11/1/12 - 11/1/13	***	***	$***

XS Quake - QBE	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	***		$***

Auto - Depositors Ins Co	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	***	***	$***

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Type	Policy #/Period	Limits		Deductible		Premiums

Ocean Cargo - Lloyds of London	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

Crime - National Union Fire of PA	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

Network Security - Network Security	***	Agent: Lockton Companies
	11/1/12 - 11/1/13	*	**	*	**	*	**

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 3.19(a)

UCC Filing Offices

Loan Party	UCC Filing Office	Address

Sportsman’s Warehouse Holdings, Inc. Sportsman’s Warehouse, Inc.	Utah Department of Commerce, Division of Corporations and Commercial Code	160 E. 300 S. 2nd Floor Salt Lake City, UT 84111

Minnesota Merchandising Corp.	Minnesota Secretary of State	60 Empire Dr. Suite 100 Saint Paul, MN 55103

Sportsman’s Warehouse Southwest, Inc.	California Secretary of State	Uniform Commercial Code P.O. Box 942835 Sacramento, CA 94235-0001

Pacific Flyway Wholesale, LLC	Delaware Secretary of State	Secretary of State’s Office- Dover 401 Federal Street Dover, DE 19901

Schedule 3.20(a)

Owned Real Property

1. Sportsman’s Warehouse, Inc. owns a small outparcel located at 41 W. 84th Avenue, Thornton, Colorado 80260. The estimated market value of the property is $376,768 and it is not a Material Real Property.

Schedule 3.20(b)

Leased Real Property

1.	Mesa, Arizona

Address:	1750 South Greenfield Rd., Mesa, AZ 85206-3481

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

2.	Phoenix, Arizona

Address:	19205 North 27th Ave., Phoenix, AZ 85027

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

3.	Loveland, Colorado

Address:	1675 Rocky Mountain Ave., Loveland, CO 80538

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

4.	Thornton, Colorado

Address:	11 West 84th Ave, Thornton, CO 80260

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

5.	Ankeny, Iowa

Address:	921 SE Oralabor Rd., Ankeny, IA 50021

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

6.	Midvale, Utah

Address:	165 West 7200 South, Midvale, UT 84047

Lease:	Lease dated October 15, 2012 between Spirit SPE Portfolio 2012-4, LLC and

Sportsman’s Warehouse, Inc.

Guaranty:	Guaranty of Lease dated October 15, 2012 by Sportsman’s Warehouse Holdings, Inc. in favor of Spirit SPE Portfolio 2012-4, LLC.

7.	Anchorage, Alaska

Address:	8681 Old Seward Highway, Anchorage, AK 99515

Lease:	Lease dated July 30, 2003 between ANC Hawkins (as assignee of Gary R. Hawkins and Hawkins Companies) and ANC Dimond LLC, and Sports Warehouse, Inc.

Guaranty:	Guaranty of Lease dated November 23, 2003 by Sportsman’s Warehouse Holdings, Inc. in favor of ANC Dimond LLC.

8.	Fairbanks, Alaska

Address:	423 Merhar Avenue, Fairbanks, AK 99701-3166

Lease:	Lease dated December 28, 2004 between Aurora Center LLC, Cascade I, LLC and Cornell III, LLC (as assignees of P.O’B. Montgomery & Company) and Sportsman’s Warehouse, Inc., as amended by that Amendment dated April 1, 2009.

9.	Soldotna, Alaska

Address:	44402 Sterling Highway, Soldotna, AK 9969-8033

Lease:	Lease dated November 18, 2010 between SXQ Company LLC and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated December 8, 2010.

10.	Wasilla, Alaska

Address:	1901 East Parks Highway, Wasilla, AK 99654

Lease:	Lease dated February 27, 2007 between G&M Wasilla LLC (as assignee to GRH Jenks LLC, MRH Venture Capital LLC) and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated March 1, 2009.

Guaranty:	Guarantee of Lease dated February 23, 2007 by Sportsman’s Warehouse Holdings, Inc. in favor of G&M Wasilla LLC (as assignee to GRH Jenks LLC, MRH Venture Capital LLC).

11.	Tucson, Arizona

Address:	3945 West Costco Drive, Marana (Tucson), AZ 85741

Lease:	Lease dated November 11, 2004 between HCo Marana LLC, Gary R. Hawkins and Sportsman’s Warehouse, Inc., as amended by that Amendment dated March 1, 2009.

Guaranty:	Guaranty of Lease dated November 11, 2004 by Sportsman’s Warehouse Holdings, Inc., in favor of HCo Marana LLC and Gary R. Hawkins.

12.	Redding, California

Address:	1659 Hilltop Drive, Redding, CA 96002-0240

Lease:	Lease dated March 31 2011 between GRH California LLC, GP Hilltop LLC (as assignee to 7% of GRH California LLC’s interest), MRH Redding LLC and Sportsman’s Warehouse Southwest, Inc., as amended by that First Amendment dated August 8, 2011, as amended by that Second Amendment dated May 18, 2012, and as amended by that Third Amendment dated November 1, 2012.

Guaranty:	Guarantee of Lease dated April 20, 2011 by Sportsman’s Warehouse Holdings, Inc. in favor of GRH California LLC, GP Hilltop LLC (as assignee to 7% of GRH California LLC’s interest) and MRH Redding LLC.

13.	Rocklin, California

Address:	6640 Lonetree Blvd., Rocklin, CA 95765

Lease:	Lease dated June 1, 2005 between MGP X Properties LLC (as assignee of Rocklin Retail LLC) and Sportsman’s Warehouse Southwest, Inc. (as assignee of Sportsman’s Warehouse, Inc.), as amended by that First Amendment dated May 11, 2006, as amended by that Second Amendment dated October 31, 2007, as amended by that Third Amendment dated May 7, 2009.

14.	Colorado Springs, Colorado

Address:	555 North Chelton Road, Colorado Springs, CO 80909-5217

Lease:	Lease dated June 27, 2005 between MMP Citadel LLC (as assigned of Macerich Citadel Limited Partnership) and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated May 1, 2009.

15.	Grand Junction, Colorado

Address	2464 US Highway 6 & 50, Suite A, Grand Junction, CO 81505

Lease:	Lease dated July 25, 2001 between AIG Baker Grand Junction, LLC and Sports Warehouse, Inc., as amended by that First Amendment dated June 30, 2002.

16.	Idaho Falls, Idaho

Address:	2909 South 25th East, Idaho Falls, ID 83405

Lease:	Lease dated June 15, 2000 between William H Ziering (as assignee of Teton Spectrum LLC) and Sports Warehouse, Inc., as amended by that First Amendment dated May 31, 2002, as further amended by that Amendment to Lease dated March 1, 2009.

17.	Lewiston, Idaho

Address:	2002 Thain Grade, Lewiston, ID, 83501-4105

Lease:	Lease dated June 20, 2012 between McCann Ranch & Livestock Co. and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated September 6, 2012.

18.	Meridian, Idaho

Address:	3797 East Fairview Avenue, Meridian, ID 83642

Lease:	Lease dated November 15, 1999 between TFCM Associates LLC and Sports Warehouse, Inc., as amended by that First Amendment dated April 6, 2000.

19.	Nampa, Idaho

Address:	16865 North Market Place Blvd., Nampa, ID 83687

Lease:	Lease dated May 30, 2012 between Trade Zone Associates and Mabury Village and Sportsman’s Warehouse, Inc.

20.	Twin Falls, Idaho

Address:	1940 Bridgeview Blvd., Twin Falls, ID 83301

Lease:	Lease dated April 17, 2003 between Canyon Park LLC and Sports Warehouse, Inc., as amended by that Amendment dated March 1, 2009.

21.	Lexington, Kentucky

Address:	2200 War Admiral Way, Suite 140, Lexington, KY 40509

Lease:	Lease dated March 25, 2010 between War Admiral Place, LLC and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated January 30, 2012.

22.	Southaven, Mississippi

Address:	130 Marathon Way, Southaven, MS 38671

Lease:	Lease dated November 17, 2010 between Lucknow, LLC, Nolin SW, LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guarantee of Lease dated November 12, 2010 by Sportsman’s Warehouse Holdings, Inc. in favor of Lucknow, LLC and Nolin SW, LLC.

23.	Las Vegas, Nevada

Address:	5647 Centennial Center Boulevard, Las Vegas, NV 89149-7104

Lease:	Lease dated June 27, 2011 between Centennial Gateway, LLC and Sportsman’s Warehouse, Inc., as amended by that First Amendment to Lease dated March 23, 2012.

24.	Reno, Nevada

Address:	3306 Kietzke Lane, Reno, NV 89502

Lease:	Lease dated September 18, 2003 between Kietzke Plaza LLC and Sports Warehouse, Inc., as amended by that Amendment dated April 15, 2004, as amended by that Second Amendment dated August 1, 2004.

25.	Albuquerque, New Mexico

Address:	1450 Renaissance Blvd. NE, Albuquerque, NM 87107

Lease:	Lease dated March 18, 2004 between Kenneth D. Knievel, Marjorie A. Knievel, Kenneth Donald Knievel, Karen M. Knievel, Kenneth Donald Knievel, Karen Louise Knievel, David Alan Knievel, Marbery Ann Knievel, Charles E Scheid, Pauline Scheid, Arthur T. Koldeway and Agnes R. Koldeway (as assignees of TMRED 10, LLC) and Sportsman’s Warehouse, Inc., as amended by that Amendment dated April 14, 2005, as amended by that Second Amendment dated March 1, 2009.

26.	Farmington, New Mexico

Address:	4905 E. Main St., Farmington NM 87402-8657

Lease:	Lease dated August 28, 2012 between Farmington SWH LLC (as assignees of Hawkins-Smith & Christensen LLC) and Sportsman’s Warehouse, Inc.

27.	Medford, Oregon

Address:	1710 Delta Waters Road, Medford, OR 97504

Lease:	Lease dated May 15, 2007 between Crater Lake Venture, LLC and Sportsman’s Warehouse, Inc., as amended by that Fourth Amendment dated March 1, 2009. Note that the Fourth Amendment is the only amendment to this agreement.

28.	Columbia, South Carolina

Address:	476 Piney Grove Road, Columbia, SC 29210

Lease:	Lease dated September 30, 2005 between Boise Spectrum LLC, GRH Kaysville LLC and MRH Venture Capital LLC and Sportsman’s Warehouse, Inc., as amended by that Second Amendment, dated March 15, 2006, that Third Amendment dated July 15, 2008, and that Fourth Amendment dated March 1, 2009.

Guaranty:	Guarantee of Lease dated September 27, 2005 by Sportsman’s Warehouse Holdings, Inc. in favor of Boise Spectrum LLC, GRH Kaysville LLC and MRH Venture Capital LLC.

29.	Chattanooga, Tennessee

Address:	6241 Perimeter Drive, Suite 101, Chattanooga, TN 37421

Lease:	Lease dated July 28, 2005 between G&M Chattanooga, Slovis Chattanooga LLC (as assignee of Boise Spectrum LLC, 5-Mile Plaza, MRK Venture Capital LLC, Slovis & Associates, LLC) and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated November 30, 2005, that Second Amendment dated February 22, 2006, that Third Amendment dated March 15, 2006, and that Fourth Amendment dated January 1, 2007.

Guaranty:	Guarantee of Lease dated July 25, 2005 by Sportsman’s Warehouse Holdings, Inc. in favor of G&M Chattanooga and Slovis Chattanooga LLC (as assignee of Boise Spectrum LLC, 5-Mile Plaza, MRK Venture Capital LLC, Slovis & Associates, LLC).

30.	Provo, Utah

Address:	1075 South University Avenue, Provo, UT 84601

Lease:	Lease Agreement dated November 1, 1997 between East Bay Center LLC (as assignee of East Bay Development Company Inc.) and Sports Warehouse, Inc., as amended by that First Amendment dated May 29, 2002, as amended by that Second Amendment dated May 2004, as amended by that Third Amendment dated March 1, 2009.

31.	Midvale, Utah

Address:	7035 S. High Tech Drive, Suite 200, Midvale, UT 84047

Lease:	Lease dated May 31, 2002 by and between Scott Nielsen dba 7037 South Warehouse LLC and Pacific Flyway Wholesale, Inc., as amended by that Amendment to Lease dated January 24, 2003, that Second Amendment to Lease dated February 2004, that Third Amendment to Lease dated March 19, 2007, that Fourth Amendment to Lease dated March 1, 2009, that Fifth Amendment to Lease dated February 23, 2012, and that Lease Confirmation Memorandum dated November 17, 2011.

32.	Riverdale, Utah

Address:	1137 West Riverdale Road, Riverdale, UT 84405

Lease:	Commercial Lease dated March 24, 1998 between DDR Riverdale South LLC (as assignee of Riverdale Retail Associates, LC, DDR Riverdale Associates LLC, DDR Family Centers, LP, Rocky Mountain Real Estate, LLC) and Sports Warehouse, Inc., as amended by that Lease Amendment dated July 30, 1998, that Second Lease Amendment dated October 21, 1998, that Third Lease Amendment dated March 23, 1999, and that Lease Renewal Notice Letter dated March 11, 2009.

33.	St. George, Utah

Address:	2957 East 850 North, St. George, UT 84790

Lease:	Lease dated June 30, 2005 between Miller Properties St. George, LLC (as assignee to MRH Venture Capital LLC, GRH St. George LLC, GRH South Ogden LLC) and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated December 30, 2005, that Second Amendment dated March 15, 2006, that Third Amendment dated December 12, 2006 and that Fourth Amendment dated March 16, 2009.

Guaranty:	Guarantee of Lease dated June 28, 2005 by Sportsman’s Warehouse Holdings, Inc. in favor of Miller Properties St. George, LLC (as assignee to MRH Venture Capital LLC, GRH St. George LLC, GRH South Ogden LLC).

34.	West Jordan, Utah

Address:	9669 South Prosperity Road, West Jordan, UT 84081

Lease:	Lease Agreement for Sportsman’s Warehouse Building dated January 13, 2010 between KPFN Properties, LLC, and Sportsman’s Warehouse, Inc., as amended by that Amendment to Lease dated February 23, 2010, that Second Amendment to Lease dated March 15, 2010, and that Third Amendment to Lease dated December 2010; Sublease dated September 12, 2012 between Sportsman’s Warehouse, Inc. and Integracore, LLC.

35.	Roanoke, Virginia

Address:	3550 Ferncliff Avenue N.W., Roanoke, VA 24107

Lease:	Lease dated November 28, 2011 between G&M Fargo LLC, MRH Venture Capital LLC and Sportsman’s Warehouse, Inc.

Guaranty:	Guarantee of Lease dated November 28, 2011 by Sportsman’s Warehouse Holdings, Inc. in favor of G&M Fargo LLC and MRH Venture Capital LLC.

36.	Puyallup, Washington

Address:	120 31st Avenue SE, Suite G, Puyallup, WA 98374

Lease:	Lease dated May 13, 2011 between South Hill Village Limited Partnership and Sportsman’s Warehouse, Inc.

37.	Casper, Wyoming

Address:	4120 East 2nd Street, Casper, WY 82609-2319

Lease:	Lease dated January 25, 2005 between GRH Casper LLC, MKJ Casper LLC (as assignee of Boise Surplus 2002 LLC, MKJ Casper LLC, GRH Kaysville LLC) and Sportsman’s Warehouse, Inc.

Guaranty:	Guarantee of Lease dated January 25, 2005 by Sportsman’s Warehouse Holdings, Inc. in favor of GRH Casper LLC and MKJ Casper LLC (as assignee of Boise Surplus 2002 LLC, MKJ Casper LLC, GRH Kaysville LLC).

1.	Cheyenne, Wyoming

Address:	3745 East Lincoln Way, Cheyenne, WY 82001

Lease:	Lease dated October 11, 2012 between SW Cheyenne, LLC and Sportsman’s Warehouse, Inc.

2.	Carson City, Nevada

Address:	1443 South Carson Street, Carson City, NV 89701

Lease:	Lease dated June 10, 2013 between The Carrington Company and Sportsman’s Warehouse, Inc.

3.	Wenatchee, Washington

Address:	611 Valley Mall Parkway, East Wenatchee, WA 98801

Lease:	Lease dated June 20, 2013 between VCG-Wenatchee Valley Mall, LLC and Sportsman’s Warehouse, Inc.

4.	Hillsboro, Oregon

Address:	18645 NW Tanasbourne Drive, Hillsboro, OR 97124-7129

Lease:	Lease dated July 31, 2013 between Tanasbourne Retail Center, LLC and Tanasbourne Robinson & Sons, LLC and Sportsman’s Warheouse, Inc.

5.	Logan, Utah

Address:	91 E 1400 N, Logan, Utah 84341

Lease:	Lease dated January 10, 2013 between Black Sheep Land Company, LLC and Sportsman’s Warehouse, Inc., as amended by that First Amendment dated March 27, 2013.

6.	Salt Lake City, Utah

Address:	1630 South 5070 West, Salt Lake City, Utah 84104; 1730 South 5200 West, Salt Lake City, UT 84104[1]

Lease:	Lease dated September 12, 2012 between Natomas Meadows, LLC and Pacific Flyway Wholesale, LLC, as amended by that First Amendment dated April 2013, and as amended by that Second Amendment dated June 12, 2013.

[1]	This location is for a powder bunker at the facility, which is part of the lease.

7.	Bozeman, Montana

Address:	2214 Tschache Lane, Bozeman, Montana 59715

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated June 26, 2006, as amended by amendments dated August 17, 2006 and March 11, 2013.

8.	Helena, Montana

Address:	2990 N. Sanders Road, Helena, Montana 59601

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated May 24, 2007, as amended by amendment dated March 11, 2013.

9.	Missoula, Montana

Address:	2323 North Reserve Street, Missoula, Montana 59808

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated September 17, 2002, as amended by amendments dated September 1, 2011 and March 11, 2013.

10.	Bend, Oregon

Address:	63492 Hunnell Road, Bend, Oregon 97701

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated January 19, 2005, as amended by amendments dated May 2009 and March 11, 2013.

11.	Portland, Oregon

Address:	9401 East 82nd Avenue, Portland (Clackamas), Oregon 97222

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated February 11, 2003, as amended by instruments dated July 9, 2004, July 10, 2009, and June 8, 2010.

12.	Salem, Oregon

Address:	1260 Lancaster Drive SE, Salem, Oregon 97317

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated March 11, 2002, as amended by amendments dated March 15, 2002, May 9, 2002, May 19, 2005, August 8, 2005 and March 11, 2013.

13.	Federal Way, Washington

Address:	1405 S. 348th Street, Federal Way, Washington 98003

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated December 5, 2003.

14.	Kennewick, Washington

Address:	6603 West Canal Drive, Kennewick, Washington 99336

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated April 15, 2002, as amended by amendments dated September 7, 2003 and March 11, 2013.

15.	Silverdale, Washington

Address:	9577 Ridgetop Blvd., N.W., Suite 150, Silverdale, Washington 98383

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated January 29, 2004, as amended by amendments dated December 7, 2011 and March 11, 2013.

16.	Vancouver, Washington

Address:	11505 NE Fourth Plan Road, Vancouver, Washington 98662

Lease:	Lease Assignment and Assumption Agreement dated March 11, 2013 between Wholesale Sports USA, Inc. and Sportsman’s Warehouse, Inc. with respect to the Lease dated February 28, 2006, as amended by the First Amendment to Lease dated June 5, 2006.

17.	South Jordan, Utah

Address:	***

Lease:	Residential Rental Agreement dated June 20, 2013 between *** and Sportsman’s Warehouse, Inc.[2]

[2]	Apartment lease for CEO.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 4.02(a)

Local Counsel

Utah:

Ray Quinney & Nebeker P.C.

36 South State Street, Suite 1400

Salt Lake City, Utah 84111

Minnesota:

Lindquist & Vennum

4200 IDS Center

80 South 8th Street

Minneapolis, MN 55402 US

Schedule 5.14

Post-Closing Actions

1. On or prior to the 30th day (or such later date as the Collateral Agent may agree in its sole discretion) following the Closing Date, the Collateral Agent shall have received (i) duly executed and delivered Control Agreements (as defined in the Guarantee and Collateral Agreement) with respect to the accounts listed below under the heading “Accounts” of the Grantors, in each case, in form and substance reasonably satisfactory to the Collateral Agent (or shall have provided evidence reasonably satisfactory to the Collateral Agent that such accounts are closed or that Control Agreements are not required to be delivered in accordance with Section 4.04(b) of the Guarantee and Collateral Agreement for any such account), together with (ii) executed and delivered terminations, amendments, and/or replacements of the Control Agreements listed below under the heading “Existing Control Agreements,” in each case, in form and substance reasonably satisfactory to the Collateral Agent:

Accounts

U.S. Bank National Association

One US Bank Plaza

7th & Washington

St. Louis, Missouri 63101

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Concentration Account
	***	Controlled Disbursement
	***	Main Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Loan Party	Account Number	Account Type
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account

Sportsman’s Warehouse Holdings, Inc.	***	Operating Account

Pacific Flyway Wholesale, LLC	***	Collateral (Depository)
	***	Controlled Disbursement
	***	Operating Account

Sportsman’s Warehouse Southwest, Inc.	***	Depository Account

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

Salt Lake City, UT 84111

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Collateral (Depository)
	***	Operating Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Depository Account
	***	Controlled Disbursement

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Loan Party	Account Number	Account Type
Pacific Flyway Wholesale, LLC	***	Controlled Disbursement
	***	Operating Account

Existing Control Agreements

•	U.S. Bank Blocked Account Control Agreement, dated April 5, 2013, by and among Sportsman’s Warehouse, Inc., Pacific Flyway Wholesale, LLC, Wells Fargo Retail Finance, LLC, as collateral agent under the ABL Security Agreement, U.S. Bank National Association, and Credit Suisse AG, as collateral agent under the Term Loan Agreement.

•	U.S. Bank Blocked Account Control Agreement, dated April 5, 2013, by and among Sportsman’s Warehouse, Inc., Pacific Flyway Wholesale, LLC, Sportsman’s Warehouse Southwest, Inc., Wells Fargo Retail Finance, LLC, as collateral agent under the ABL Security Agreement, U.S. Bank National Association, and Credit Suisse AG, as collateral agent under the Term Loan Agreement.

•	Wells Fargo Deposit Account Control Agreement - (Access Restricted Immediately – Two Secured Parties) - Sportsman’s Warehouse, Inc., dated March 26, 2013, by and among Sportsman’s Warehouse, Inc., Wells Fargo Bank, National Association, as collateral agent under the ABL Security Agreement, Credit Suisse AG, as collateral agent under the Term Loan Agreement, and Wells Fargo Bank, National Association.

•	Wells Fargo Deposit Account and Sweep Investment Control Agreement (Access Restricted after Notice – Two Secured Parties) - Sportsman’s Warehouse, Inc., dated March 26, 2013, by and among Sportsman’s Warehouse, Inc., Wells Fargo Bank, National Association, as collateral agent under the ABL Security Agreement, Credit Suisse AG, as collateral agent under the Term Loan Agreement, and Wells Fargo Bank, National Association.

•	Wells Fargo Deposit Account Control Agreement (Access Restricted after Notice – Two Secured Parties) - Pacific Flyway Wholesale, LLC, dated March 26, 2013, by and among Pacific Flyway Wholesale, LLC, Wells Fargo Bank, National Association, as collateral agent under the ABL Security Agreement, Credit Suisse AG, as collateral agent under the Term Loan Agreement, and Wells Fargo Bank, National Association.

2. On or prior to the 30th day (or such later date as the Collateral Agent may agree in its sole discretion) following the Closing Date, the Collateral Agent shall have received satisfactory evidence that the insurance policies required by Section 5.02 have been endorsed as required by Section 5.02(b).

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 6.01

Existing Indebtedness

None.

Schedule 6.02

Existing Liens

None.

EXHIBIT A

[Form of]

ADMINISTRATIVE QUESTIONNAIRE

Sportman’s Warehouse, Inc.

Agent Address:	Credit Suisse AG	Return form to:	Sean Portrait – Agency Manager
	Eleven Madison Avenue	Facsimile:	212-322-2291
	New York, NY 10010	Email:	agency.loanops@credit-suisse.com

It is very important that all of the requested information be completed accurately and that this questionnaire be returned promptly. If your institution is sub-allocating its allocation, please fill out an administrative questionnaire for each legal entity.

Legal Name of Lender to appear in Documentation:

Signature Block Information:

• Signing Credit Agreement	☐ Yes	☐ No

• Coming in via Assignment	☐ Yes	☐ No

• Type of Lender:

(Bank, Asset Manager, Broker/Dealer, CLO/CDO; Finance Company, Hedge Fund, Insurance, Mutual Fund, Pension Fund, Other Regulated Investment Fund, Special Purpose Vehicle, Other - please specify)

Lender Parent:

Domestic Address	Eurodollar Address

Contacts/Notification Methods: Borrowings, Paydowns, Interest, Fees, etc.

	Primary Credit Contact	Secondary Credit Contact

Name:
Company:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

	Primary Operations Contact	Secondary Operations Contact

Name:
Company:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

	Bid Contact	L/C Contact

Name:
Company:
Title:
Address:

Telephone:
Facsimile:
E-Mail Address:

Exhibit A-2

Lender’s Domestic Wire Instructions

Bank Name:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:

Lender’s Foreign Wire Instructions

Currency:
Bank Name:
Swift/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:

Agent’s Wire Instructions

[Bank Name:
ABA/Routing No.:
Account Name:
Account No.:
FFC Account Name:
FFC Account No.:
Attention:
Reference:	]

Exhibit A-3

Tax Documents

NON-U.S. LENDER INSTITUTIONS:

I. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting Form W-8ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

II. Flow-Through Entities:

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non- U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we request that you submit an original Form W-9.

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form(s) for your institution must be completed and returned on or before your institution becomes a party to the Credit Agreement, and at such times as are reasonably requested by Borrower or the Administrative Agent. Failure to provide the proper tax form when requested may subject your institution to U.S. tax withholding.

Exhibit A-4

EXHIBIT B-1

[Form of]

NON-AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE

This Lender Assignment and Acceptance (the “Assignment Agreement”) is dated as of the Assignment Effective Date set forth below and is entered into by and between [the][each]3 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]4 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]5 hereunder are several and not joint.]6 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions, the Credit Agreement and the Agreement Among Lenders, as of the Assignment Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement, the Agreement Among Lenders and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the Agreement Among Lenders, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by [the][any] Assignor.

[3]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[4]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[5]	Select as appropriate.
[6]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

Exhibit B-1-1

1.	Assignor[s]:

2.	Assignee[s]:

3.	Borrower:	Sportsman’s Warehouse, Inc., a Utah corporation

4.	Administrative Agent:	Credit Suisse AG, as the administrative agent under the Credit Agreement.

5.	Credit Agreement:	Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), the Borrower, Sportsman’s Warehouse Holdings, Inc., a Utah corporation, the lenders from time to time party thereto, and the Administrative Agent.

6.	Agreement Among Lenders:	Agreement Among Lenders, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement Among Lenders”), among (a) each of the Lenders listed on the signature pages thereto as “Initial Last Out Lenders”, (b) each of the Lenders listed on the signature pages thereto as “Initial First Out Lenders”, and (c) the Administrative Agent.

7.	Assigned Interest[s]:

Assignor[s][7]	Assignee[s][8]	Class[9]	Aggregate Amount of Class of Commitment/ Loans for all Lenders[10]	Amount of Class of Commitments/ Loans Assigned[11]	Percentage Assigned of Class of Commitments/ Loans[12]	CUSIP Number

[7]	List each Assignor, as appropriate.
[8]	List each Assignee, as appropriate.
[9]	First Out Term Loan or Last Out Term Loan, in each case, noting a particular tranche, if applicable.
[10]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.
[11]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date. The amount of the Commitments/Loans of the Assignor subject to this Assignment Agreement shall be in an integral multiple of, and not less than, $1,000,000 (or, if less, the entire remaining amount of such Assignor’s Commitment/Loans of the relevant Class).
[12]	Set forth, to at least 9 decimals, as a percentage of the applicable Class of Commitments/Loans of

Exhibit B-1-2

$	$	%
$	$	%
$	$	%
$	$	%

[8.	Trade Date:	][13]

9.	Assignment Effective Date:	[ , 201 ][1][4]

[signature pages follow]

all Lenders thereunder.
[13]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.
[14]	To be inserted by the Administrative Agent and which shall be the Assignment Effective Date of Recordation of Transfer in the Register therefore.

Exhibit B-1-3

The terms set forth in this Assignment Agreement are hereby agreed to:

ASSIGNOR[S][15]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][16]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

[15]	Add additional signature blocks as needed.
[16]	Add additional signature blocks as needed.

Exhibit B-1-4

[Consented to and][17] Accepted:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent

By:
Name:
Title:

By
Name:
Title:

[17]	To be added only if the consent of Administrative Agent is required by the terms of the Credit Agreement.

Exhibit B-1-5

[Consented to:

SPORTSMAN’S WAREHOUSE, INC.

By:
Name:
Title:][18]

[18]	To be added only if the consent of Borrower is required by the terms of the Credit Agreement.

Exhibit B-1-6

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

LENDER ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, the Agreement Among Lenders or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant hereto or thereto.

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and an Additional Lender under and as defined in the Agreement Among Lenders, (ii) it meets all the requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement) and an Additional Lender under and as defined in the Agreement Among Lenders, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, and under the Agreement Among Lenders as an Additional Lender (as defined in the Agreement Among Lenders) thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of an Additional Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and the Agreement Among Lenders and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 of the Credit Agreement, as applicable, and has received such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase [the][such] Assigned Interest (vii) if it is a Foreign Lender, attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, (viii) if it is not already a Lender under the Credit Agreement, attached to this Assignment Agreement is an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, and (ix) the

Exhibit B-1-7

Administrative Agent has received a processing and recordation fee of $3,500 as of the Assignment Effective Date; (b) agrees that (i) it will, independently and without reliance on any Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the Agreement Among Lenders as are delegated to the Administrative Agent and Collateral, respectively, by the terms therein, together with such powers as are reasonably incidental thereof.

2. Payments. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Assignment Effective Date.

3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by facsimile transmission or other electronic image transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart of this Assignment Agreement.

4. Governing Law. THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Exhibit B-1-8

EXHIBIT B-2

[Form of]

AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE

This Affiliated Lender Assignment and Acceptance (the “Assignment Agreement”) is dated as of the Assignment Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.

[The Assignor is [an Affiliated Lender].] [The Assignee is [an Affiliated Lender].

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions, the Credit Agreement and the Agreement Among Lenders, as of the Assignment Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement, the Agreement Among Lenders and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including without limitation any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, the Agreement Among Lenders, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein

[1]	For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.
[2]	For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.
[3]	Select as appropriate.
[4]	Include bracketed language if there are either multiple Assignors or multiple Assignees.

Exhibit B-2-1

collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for [each] Assignee, indicate [Affiliated Lender]]

3.	Borrower:	Sportsman’s Warehouse, Inc., a Utah corporation

4.	Administrative Agent:	Credit Suisse AG, as the administrative agent under the Credit Agreement.

5.	Credit Agreement:	Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Sportsman’s Warehouse Holdings, Inc., a Utah corporation, the lenders from time to time party thereto, and the Administrative Agent.

6.	Agreement Among Lenders:	Agreement Among Lenders, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement Among Lenders”), among (a) each of the Lenders listed on the signature pages thereto as “Initial Last Out Lenders”, (b) each of the Lenders listed on the signature pages thereto as “Initial First Out Lenders”, and (c) the Administrative Agent.

Exhibit B-2-2

7.	Assigned Interest[s]:

Assignor[s][1]	Assignee[s][2]	Class[3] Assigned	Aggregate Amount of Class of Commitment/ Loans for all Lenders[4]	Amount of Class of Commitments/ Loans Assigned[5]	Percentage Assigned of Class of Commitments/ Loans[6]		CUSIP Number
			$	$		%
			$	$		%
			$	$		%
			$	$		%
			$	$		%
			$	$		%

[8.	Trade Date:	][7]

9.	Assignment Effective Date:	[ , 201 ][8]

[signature pages follow]

[1]	List each Assignor, as appropriate.
[2]	List each Assignee, as appropriate.
[3]	First Out Term Loan or Last Out Term Loan, in each case, noting a particular tranche, if applicable.
[4]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.
[5]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date. The amount of the Commitments/Loans of the Assignor subject to this Assignment Agreement shall be in an integral multiple of, and not less than, $1,000,000 (or, if less, the entire remaining amount of such Assignor’s Commitment/Loans of the relevant Class).
[6]	Set forth, to at least 9 decimals, as a percentage of the applicable Class of Commitments/Loans of all Lenders thereunder.
[7]	To be completed if the if the Assignor(s) ad the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.
[8]	To be inserted by the Administrative Agent and which shall be the Assignment Effective Date Recordation of Transfer in the Register therefore.

Exhibit B-2-3

The terms set forth in this Assignment Agreement are hereby agreed to:

ASSIGNOR[S][1]
[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][2]
[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

[1]	Add additional signature blocks as needed.
[2]	Add additional signature blocks as needed.

Exhibit B-2-4

Consented to and Accepted:

CREDIT SUISSE AG, as Administrative Agent

By:
Name:
Title:

By
Name:
Title:

Exhibit B-2-5

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE

1. Representations and Warranties.

1.1 Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; [and ](b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement, the Agreement Among Lenders or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any Collateral thereunder, (iii) the financial condition of any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant hereto or thereto[; [and ](c) agrees that if [the][any] Assignee sells and assigns all or a portion of [the][their respective] Assigned Interest to any Person, [the][such] Assignee may, in its sole discretion, disclose to any such Person that [the][such] Assignee acquired [the][such] Assigned Interest from [the][such] Assignor]1[; and [(c)][(d)] acknowledges that [the][each] Assignee is [an Affiliated Lender] and that it has independently and, except as provided below, without reliance on [the][each] Assignee made its own analysis and determined to enter into this Assignment Agreement and to consummate the transactions contemplated hereby notwithstanding that [the][such] Assignee is [an Affiliated Lender]].

1.2. Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement and an Additional Lender under and as defined in the Agreement Among Lenders, (ii) it meets all the requirements of (A) an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), including, for the avoidance of doubt, that after giving effect to the assignment contemplated hereby, the Affiliated Lenders taken together as a whole will not hold (x) more than 20% of the outstanding principal amount of the First Out Term Loans or (y) more than 20% of the outstanding principal amount of the Last out Term Loans and (B) an Additional Lender under and as defined in the Agreement Among Lenders, (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder and under the Agreement Among Lenders as an Additional Lender (as defined in the Agreement Among Lenders) thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of an Additional Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement and the Agreement Among Lenders and has received or has

[1]	Insert only if an Assignor is an Affiliated Lender.

Exhibit B-2-6

been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.04 of the Credit Agreement, as applicable, and has received such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase [the][such] Assigned Interest, (vii) if it is a Foreign Lender, attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee, (viii) if it is not already a Lender under the Credit Agreement, attached to this Assignment Agreement is an Administrative Questionnaire in the form of Exhibit A to the Credit Agreement, [and ](ix) the Administrative Agent has received a processing and recordation fee of $3,500 as of the Assignment Effective Date[, (x) after giving effect to its purchase and acceptance of the Assigned Interest, the aggregate principal amount of all Loans held by the Affiliated Lenders does not exceed 20% of the outstanding aggregate principal amount of all Loans, and (xi) it has not received and shall not receive information provided solely to Lenders or the Administrative Agent or their respective advisors by the Administrative Agent or any Lender or their respective advisors and has not attended and will not attend or participate in meetings attended solely by Lenders and the Administrative Agent and their advisors]1; (b) agrees that (i) it will, independently and without reliance on any Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender[, including without limitation, the conditions and limitations set forth in Section 9.04(d) (including the limitation that the aggregate principal amount of all Loans held by the Affiliated Lenders may not exceed 20% of the outstanding aggregate principal amount of all Loans at any time) of the Credit Agreement with respect to it as a Lender and an Affiliated Lender]2; [and ](c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the Agreement Among Lenders as are delegated to the Administrative Agent and Collateral, respectively, by the terms therein, together with such powers as are reasonably incidental thereof[; and (d) acknowledges that [the][each] Assignor is an Affiliated Lender and that it has independently and, except as provided above, without reliance on [the][any] Assignor made its own analysis and determined to enter into this Assignment Agreement and to consummate the transactions contemplated hereby notwithstanding that the Assignor is an Affiliated Lender]3.

2. Payments. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Assignment Effective Date.

3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of,

[1]	Insert only if an Assignee is an Affiliated Lender.
[2]	Insert only if an Assignee is an Affiliated Lender.
[3]	Insert only if an Assignor is an Affiliated Lender.

Exhibit B-2-7

the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by facsimile transmission or other electronic image transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart of this Assignment Agreement.

4. Governing Law. THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

Exhibit B-2-8

EXHIBIT C

BORROWING REQUEST

[            ], 201[    ]

Credit Suisse AG, as Administrative Agent for

      the Lenders party to the Credit Agreement

      referred to below

Eleven Madison Avenue

New York, NY 10010

Attention: Sean Portrait – Agency Manager

Eleven Madison Avenue

New York, NY 10010, Fax No. 212-322-2291

Phone: 919-994-6369

Email: agency.loanops@credit-suisse.com

Ladies and Gentlemen:

The undersigned, Sportsman’s Warehouse, Inc. (the “Borrower”), refers to the Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the capitalized terms defined therein being used herein as therein defined), among the Borrower, Sportsman’s Warehouse Holdings, Inc., the lenders from time to time party thereto (the “Lenders”), and Credit Suisse AG, as Administrative Agent, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement, that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such borrowing of Loans (the “Credit Event”) as required by Section 2.03 of the Credit Agreement:

1.	The Business Day of the Credit Event is:			[ ], 201[	]

2.	First Out Term Loan Borrowing:

	☐	ABR Loans:	$	[ , ,	]

	☐	Eurodollar Loans, with an Initial Interest Period of Months[*]:	$	[ , ,	]

[*]	Insert: 1, 2, 3, or 6 (or 9 or 12 months if available to all Lenders, or all relevant Lenders); provided that, until the Administrative Agent shall have notified the Borrower that the primary syndication of the Commitments has been completed (which notice shall be given as promptly as practicable and, in any event, within 30 days after the Closing Date), the Borrower shall not be permitted to request a Eurodollar Borrowing with an Interest Period in excess of one month.

Exhibit C-1

3.	Last Out Term Loan Borrowing:

	☐	ABR Loans:	$	[ , ,	]

	☐	Eurodollar Loans, with an Initial Interest Period of Months[*]:	$	[ , ,	]
4.	First Out Incremental Term Loan Borrowing:

	☐	ABR Loans:	$	[ , ,	]

	☐	Eurodollar Loans, with an Initial Interest Period of Month(s)[*]:	$	[ , ,	]
5.	Last Out Incremental Term Loan Borrowing:

	☐	ABR Loans:	$	[ , ,	]

	☐	Eurodollar Loans, with an Initial Interest Period of Month(s)[*]:	$	[ , ,	]

6.	The proceeds of such Loans are to be disbursed to the following account:	Bank: [ ] ABA: [ ] Account No.: [ ]

The Borrower hereby certifies that:

(A) The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall (i) with respect to representations and warranties that are qualified by materiality or “Material Adverse Effect”, be true and correct and (ii) with respect to representations and warranties that are not qualified by materiality or “Material Adverse Effect”, be true and correct in all material respects, in each case, on and as of the date of such Credit Event with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall (i) with respect to representations and warranties that are qualified by materiality or “Material Adverse Effect”, be true and correct and (ii) with respect to representations and warranties that are not qualified by materiality or “Material Adverse Effect”, be true and correct in all material respects, in each case, on as of such earlier date.; and

(B) at the time of and immediately after such Credit Event, no Default or Event of Default has occurred and is continuing.

[signature pages follow]

Exhibit C-2

Very truly yours,

SPORTSMAN’S WAREHOUSE, INC., as Borrower

By:
Name:
Title:

Exhibit C-3

EXHIBIT D

FORM OF GUARANTEE AND COLLATERAL AGREEMENT

See attached.

Exhibit D-1

EXECUTION VERSION

GUARANTEE AND COLLATERAL AGREEMENT

dated as of

August 20, 2013

among

SPORTSMAN’S WAREHOUSE, INC.,

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,

the Subsidiaries of the Borrower

from time to time party hereto

and

CREDIT SUISSE AG,

as Collateral Agent

i

Schedules

Schedule I	Subsidiary Guarantors
Schedule II	Equity Interests; Pledged Debt Securities
Schedule III	Intellectual Property
Schedule IV	Commercial Tort Claims

Exhibits

Exhibit A	Form of Supplement
Exhibit B	Form of Perfection Certificate
Exhibit C-1	Form of Short Form Trademark Security Agreement
Exhibit C-2	Form of Short Form Patent Security Agreement
Exhibit C-3	Form of Short Form Copyright Security Agreement

ii

GUARANTEE AND COLLATERAL AGREEMENT dated as of November 13, 2012 (this “Agreement”), among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (“Holdings”), the Subsidiaries of the Borrower from time to time party hereto and CREDIT SUISSE AG (“Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”).

PRELIMINARY STATEMENT

Reference is made to the Credit Agreement dated as of November 13, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and Collateral Agent.

The Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of this Agreement by the Borrower and each Guarantor (as defined below). Each Guarantor is an affiliate of the Borrower, will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement and is willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit.

The Intercreditor Agreement governs the relative rights and priorities of the Secured Parties in respect of the Term Priority Collateral and the ABL Priority Collateral. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not otherwise defined in this Agreement or in the Credit Agreement have the meanings specified therein. All references to the Uniform Commercial Code shall mean the New York UCC; provided that, if by reason of mandatory provisions of law, any or all of the perfection or priority of the security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the state of New York, the term “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection of priority and for purposes of definitions related to such provisions.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABL Agent” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Documents” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

“ABL Secured Parties” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Accounts Receivable” shall mean all Accounts and all right, title and interest in any returned goods, together with all rights, titles, securities and guarantees with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary, in each case whether now existing or owned or hereafter arising or acquired.

“Administrative Agent” shall have the meaning assigned to such term in the preliminary statement.

“Article 9 Collateral” shall have the meaning assigned to such term in Section 4.01.

“Borrower” shall have the meaning assigned to such term in the preamble.

“Claiming Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Collateral” shall mean the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” shall have the meaning assigned to such term in the preamble.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Commodity Account.

“Contributing Guarantor” shall have the meaning assigned to such term in Section 6.02.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC, (iii) in the case of any Securities Account, “control” as described in Section 9-106 (c) of the UCC and (iv) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

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“Control Agreements” shall mean, collectively, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Commodity Account Control Agreements.

“Copyright License” shall mean any written agreement, now or hereafter in effect, granting any right to any third person under any Copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now or hereafter owned by any third person, and all rights of such Grantor under any such agreement.

“Copyright Security Agreement” means each Copyright Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-3, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Copyrights.

“Copyrights” shall mean all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country).

“Deposit Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Deposit Account.

“Discharge of the Obligations” occurs when the Commitments have terminated or expired and all Obligations (other than indemnification Obligations for which no claims have been made) of all Loan Parties have been paid in full.

“Discharge of the ABL Obligations” shall have the meaning assigned to such term in the Intercreditor Agreement.

“Excluded Assets” shall have the meaning assigned to such term in the Credit Agreement.

“Federal Securities Laws” shall have the meaning assigned to such term in Section 5.04.

“General Intangibles” shall mean all General Intangibles (as defined in the New York UCC), including choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including all rights and interests in partnerships, limited partnerships, limited liability companies and other unincorporated entities, corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security

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interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” shall mean the Borrower and the Guarantors.

“Guarantors” shall mean Holdings and the Subsidiary Guarantors.

“Holdings” shall have the meaning assigned to such term in the preamble.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature, including inventions, designs, Patents, Copyrights, Trademarks, Licenses, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intercreditor Agreement” shall have the meaning assigned to such term in the Credit Agreement.

“License” shall mean any Patent License, Trademark License, Copyright License or other license or sublicense agreement relating to Intellectual Property to which any Grantor is a party, including those listed on Schedule III.

“New York UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notice of Assignment” shall mean a notice of assignment delivered pursuant to the provisions of the Assignment of Claims Act of 1940, 31 U.S.C. § 3727(c), as now and hereafter in effect, or any successor statute.

“Obligations” shall have the meaning assigned to such term in the Credit Agreement

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now or hereafter owned by any third person, is in existence, and all rights of any Grantor under any such agreement.

“Patents” shall mean all of the following: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

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“Patent Security Agreement” means each Patent Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-2, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Patent.

“Perfection Certificate” shall mean a certificate substantially in the form of Exhibit B, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by a Responsible Officer of each of Holdings and the Borrower.

“Pledged Collateral” shall have the meaning assigned to such term in Section 3.01.

“Pledged Debt Securities” shall have the meaning assigned to such term in Section 3.01.

“Pledged Securities” shall mean any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” shall have the meaning assigned to such term in Section 3.01.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“Secured Parties” shall have the meaning assigned to such term in the Credit Agreement.

“Securities Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Securities Account.

“Security Interest” shall have the meaning assigned to such term in Section 4.01(a).

“Subsidiary Guarantor” shall have the meaning assigned to such term in the Credit Agreement.

“Term Priority Collateral” shall have the meaning assigned to such term in the Intercreditor Agreement.

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“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third person any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third person, and all rights of any Grantor under any such agreement.

“Trademark Security Agreement” means each Trademark Security Agreement among the Grantors, or any of them, and the Collateral Agent, for the benefit of the Secured Creditors, in substantially the form of Exhibit C-1, pursuant to which the Grantors have granted to the Security Agent, for the benefit of the Secured Parties, a security interest in all their respective Trademarks.

“Trademarks” shall mean all of the following: (a) all trademarks, service marks, trade names, corporate names, company names, business names trade styles, trade dress, logos, certification marks, fictitious business names, internet domain names and all other source or business identifiers and designs and general intangibles of like nature, whether statutory or common law, whether registered or unregistered, whether now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof and (b) all goodwill associated therewith or symbolized thereby.

“Unfunded Advances/Participations” shall mean with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.02(d) of the Credit Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender.

ARTICLE II

Guarantee

SECTION 2.01. Guarantee. (a) Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the punctual payment and performance of the Obligations (whether at the stated maturity, by acceleration, demand or otherwise). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation. Each Guarantor waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any Obligation, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) If and to the extent required in order for the Obligations of any Guarantor to be enforceable under applicable federal, state and other laws relating to the insolvency of debtors, the maximum liability of such Guarantor hereunder shall be limited to the greatest amount that can lawfully be guaranteed by such Guarantor under such laws, after giving effect to any rights of

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contribution, reimbursement and subrogation arising under Article VI. Each Guarantor acknowledges and agrees that (i) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right under such laws to reduce, or request any judicial relief that has the effect of reducing, the amount of its liability under this Agreement, (ii) such Guarantor (as opposed to its creditors, representatives of creditors or bankruptcy trustee, including such Guarantor in its capacity as debtor in possession exercising any powers of a bankruptcy trustee) has no personal right to enforce the limitation set forth in this Section 2.01(b) or to reduce, or request judicial relief reducing, the amount of its liability under this Agreement, and (iii) the limitation set forth in this Section 2.01(b) may be enforced only to the extent required under such laws in order for the such Guarantor’s Obligations to be enforceable under such laws and only by or for the benefit of a creditor, representative of creditors or bankruptcy trustee of such Guarantor or other Person entitled, under such laws, to enforce the provisions thereof.

(c) Each Guarantor agrees that the Borrower’s Obligations may at any time and from time to time be incurred or permitted in an amount exceeding the maximum liability of such Guarantor under Section 2.01(b) without impairing the validity or enforceability of the guaranty contained in this Article II and without affecting the claims, interests, rights and remedies of any Secured Party hereunder.

(d) The guaranty contained in this Article II shall remain in full force and effect until Discharge of the Obligations, notwithstanding that from time to time during the term of the Credit Agreement, the Borrower may be free from any Obligations.

SECTION 2.02. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any Deposit Account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

SECTION 2.03. No Limitations, Etc. (a) Except for termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, impairment of or failure to perfect, surrender, alteration or compromise, and shall not be subject to any defense (other than a defense of payment or performance) or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise, (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement (other than the termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15), (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them (other than the termination of a Guarantor’s obligations hereunder as expressly provided in Section 7.15 or a release of any such security pursuant to the Loan Documents), (iv) any default, failure or delay, willful or otherwise, in the performance of the Obligations, or (v) any other act or omission that may or might in any manner or to any extent

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vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the Discharge of the Obligations). Each Guarantor expressly authorizes the Collateral Agent to take and hold security for the payment and performance of the Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and, subject to the terms hereof, direct the order and manner of any sale thereof in its sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the Discharge of the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent that the Discharge of the Obligations has occurred. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement To Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, subject to any applicable grace periods set forth in the Credit Agreement, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in accordance with Section 5.02 hereof, in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against the Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

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ARTICLE III

Pledge of Securities

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title, interest in, powers, privileges and preferences pertaining or incidental thereto, to and under (a)(i) the Equity Interests owned by such Grantor on the date hereof (including all such Equity Interests listed on Schedule II), (ii) any other Equity Interests obtained in the future by such Grantor and (iii) the certificates representing all such Equity Interests (all the foregoing collectively referred to herein as the “Pledged Stock”); provided, however, that the Pledged Stock shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary to the extent the pledge of any greater percentage would reasonably be expected to result in adverse tax consequences to the Holdings and its Subsidiaries, taken as a whole, (b)(i) the debt securities held by such Grantor on the date hereof (including all such debt securities listed opposite the name of such Grantor on Schedule II), (ii) any debt securities in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (all the foregoing collectively referred to herein as the “Pledged Debt Securities”), (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 3.01, (d) subject to Section 3.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above, (e) subject to Section 3.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above, and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”). Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and the term “Pledged Collateral” shall not include any, Excluded Assets.

SECTION 3.02. Delivery of the Pledged Collateral. (a) Subject to the limitations set forth below, each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all certificates, instruments or other documents representing or evidencing Pledged Securities; provided that, notwithstanding anything contained in this Section 3.02 or elsewhere in this Agreement, (a) to the extent that the provisions of this Agreement require the delivery of, or granting of control over, or giving notice with respect to any ABL Priority Collateral to the Collateral Agent, then delivery of such Collateral (or control or notice with respect thereto) shall instead be made to the ABL Agent, to be held in accordance with ABL Documents and the Intercreditor Agreement, and any Grantor’s obligations hereunder with respect to such delivery, control or notice shall be deemed satisfied, and (b) at all times prior to the Discharge of ABL Obligations or any Permitted Refinancing Indebtedness in respect of the ABL Credit Agreement, the Collateral Agent is authorized by the parties hereto to effect transfers of such Collateral at any time in its possession (and any “control” or similar agreements with respect to such Collateral) to the ABL Agent.

(b) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Debt Securities with a face value in excess of (i) individually, $250,000 or (ii) in the aggregate, $500,000.

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(c) Upon delivery to the Collateral Agent, (i) any certificate, instrument or document representing or evidencing Pledged Securities required to be delivered pursuant to paragraphs (a) and (b) of this Section 3.02 shall be accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment satisfactory to the Collateral Agent and duly executed by the applicable Grantor. Each delivery of Pledged Securities shall be accompanied by a schedule describing the applicable securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of the pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 3.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) As of the Closing Date, Schedule II (as the same may be amended from time to time) correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder;

(b) the Pledged Stock and Pledged Debt Securities (with respect to any Pledged Stock or Pledged Debt Securities not issued by a Loan Party or a Subsidiary thereof to the best of such Grantor’s knowledge) have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity, regardless of whether considered in a proceeding in equity or at law;

(c) except for the security interests granted hereunder (or the Liens permitted under Section 6.02 of the Credit Agreement), each Grantor (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than any of the foregoing made in compliance with the Credit Agreement, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by such Grantor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

(d) except for restrictions and limitations imposed by the Loan Documents, securities laws generally or except to the extent permitted under Section 6.06(b) of the Credit Agreement, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or any contractual restriction of any nature, that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

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(e) each Grantor (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than any Lien created or permitted by the Loan Documents), however arising, of all persons whomsoever;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than (i) such as have been obtained and are in full force and effect and (ii) filing of Uniform Commercial Code financing statements);

(g) by virtue of the execution and delivery by each Grantor of this Agreement, when any Pledged Securities (accompanied by undated stock powers duly executed in blank or other undated instruments of transfer satisfactory to the Collateral Agent and duly executed in blank) are delivered to the Collateral Agent in accordance with this Agreement and upon completion of the filing of Uniform Commercial Code financing statements in each governmental, municipal or other office specified on Schedule 3.18(a) to the Credit Agreement (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings required by Sections 5.06 or 5.12 of the Credit Agreement), the Collateral Agent will obtain a legal, valid and perfected lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations and, subject to the Intercreditor Agreement, such lien and security interest will be prior to all other Liens on such Pledged Securities except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on such Pledged Securities by operation of law; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the ratable benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein and, subject to Section 5.15 of the Credit Agreement, all action by any Grantor necessary or desirable to perfect the Lien on the Pledged Collateral has been duly taken.

SECTION 3.04. Certification of Limited Liability Company Interests and Limited Partnership Interests. Each interest in any limited liability company or limited partnership which is a Subsidiary of Holdings (including, without limitation, the Borrower) and pledged hereunder is not a security pursuant to Section 8-103 of the UCC, and the applicable Grantor shall not take any action that causes such interest to be a security under such Section or any other Applicable Law unless, substantially concurrently therewith, such Grantor causes the issuer thereof to issue to it certificates or instruments evidencing such interest and taking all actions required by Section 3.02 with respect to such interests, and the applicable Grantor shall cause the issuer of such interest to elect to treat such interests as a “security” within the meaning of Article 8 of the New York UCC (as well as under the UCC of the state of organization of such Subsidiary and any other applicable jurisdiction) and shall be governed by Article 8 of the New York UCC.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, in the name of its nominee (as pledgee or as sub-agent) or in the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Upon request, each Grantor will promptly give to the Collateral Agent copies of any material notices or other communications received by it with

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respect to the Pledged Securities in its capacity as the registered owner thereof. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall at times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 3.06. Voting Rights; Dividends and Interest, Etc. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors of its intent to exercise its rights under this Agreement (which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement):

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to each Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable law; provided, however, that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the ratable benefit of the Secured Parties and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement or instrument of assignment).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have given the Grantors prior written notice which notice shall be deemed to have been given immediately upon the occurrence of an Event of Default under paragraph (g) or (h) of Article VII of the Credit Agreement) of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 3.06 shall be held in trust for the

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benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement or instrument of assignment). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and each applicable Grantor has delivered to the Administrative Agent certificates to that effect, the Collateral Agent shall, promptly after all such Events of Default have been cured or waived, repay to each applicable Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors (or shall be deemed to have given notice pursuant to Section 3.06(a)) of its intent to exercise its rights under this Agreement, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06 shall cease; provided that unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following, and during the continuance of an Event of Default, to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors exercising its rights under paragraph (a) of this Section 3.06 (i) may be given by telephone, if promptly confirmed in writing, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE IV

Security Interests in Personal Property

SECTION 4.01. Security Interest. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”), in all right, title or interest in or to any and all of the property of such Grantor now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”), including:

(i) all Accounts;

(ii) all Chattel Paper;

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(iii) all cash and Deposit Accounts;

(iv) all Documents;

(v) all Equipment;

(vi) all General Intangibles, including all Intellectual Property and Licenses;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all Letter-of-Credit Rights;

(xi) all Commercial Tort Claims described on Schedule IV;

(xii) all books and records pertaining to the Article 9 Collateral; and

(xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any person with respect to any of the foregoing;

provided, however, that notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute, and the term Article 9 Collateral shall not include, a grant of a security interest in any stock excluded from the definition of “Pledged Stock” or Excluded Assets.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as “all assets” of such Grantor or words of similar effect, and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

Each Grantor also ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

Each Grantor hereby further authorizes the Collateral Agent to execute and/or file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor (including without limitation the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement), naming any

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Grantor or the Grantors as debtors and the Collateral Agent as secured party, and each Grantor agrees to execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request for purposes of the foregoing.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything to the contrary contained in this Section 4 or elsewhere in this Agreement, each Grantor and the Collateral Agent (on behalf of the Secured Parties) acknowledges and agrees that:

(a) the Security Interests granted pursuant to this Agreement (including pursuant to this Section 4) to the Collateral Agent for the benefit of the Secured Parties (i) in the Term Priority Collateral, shall be a first priority lien and (ii) in the ABL Priority Collateral, shall be a second priority lien, fully junior, subordinated and subject to the security interest granted to the ABL Agent for the benefit of the ABL Secured Parties in the ABL Priority Collateral on the terms and conditions set forth in the ABL Documents and the Intercreditor Agreement, and all other rights and benefits afforded hereunder to the Secured Parties with respect to the ABL Priority Collateral are expressly subject to the terms and conditions of the Intercreditor Agreement; and

(b) each of the ABL Secured Parties’ security interest in the Collateral constitute security interests separate and apart (and of a different class and claim) from the Secured Parties’ Security Interest in the Collateral.

(e) NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE RELATIVE RIGHTS AND REMEDIES OF THE COLLATERAL AGENT AND THE SECURED PARTIES HEREUNDER SHALL BE SUBJECT TO AND GOVERNED BY THE TERMS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY INCONSISTENCY BETWEEN THE TERMS HEREOF AND THE TERMS OF THE INTERCREDITOR AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL AT ANY TIME THE INTERCREDITOR AGREEMENT IS IN EFFECT.

(f) All rights of the Collateral Agent hereunder, the Security Interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (iii) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than a defense of payment or performance).

(g) Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to, and the term “Article 9 Collateral” shall not include, any Excluded Assets.

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SECTION 4.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest (except for minor irregularities or deficiencies in title that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect) and has full power and authority to grant to the Collateral Agent, for the ratable benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the requisite corporate (or other organizational) and, if required, equity-holder consent or approval of any other person other than any consent or approval that has been obtained and remains in effect.

(b) The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein (including (x) the exact legal name of each Grantor and (y) the jurisdiction of organization of each Grantor) is correct and complete as of the Closing Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Article 9 Collateral have been prepared by the Collateral Agent based upon the information provided to the Administrative Agent and the Secured Parties in the Perfection Certificate for filing in each governmental, municipal or other office specified in Schedule 3.19(a) to the Credit Agreement (or specified by notice from the Borrower to the Administrative Agent after the Closing Date in the case of filings, recordings or registrations required by Sections 5.06 or 5.12 of the Credit Agreement), which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in the Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. Each Grantor represents and warrants that a fully executed short form hereof and/or a fully executed Trademark Security Agreement, Patent Security Agreement or Copyright Security Agreement, in each case, substantially in the form of Exhibit C-1, C-2 or C-3, respectively, or otherwise in form and substance reasonably satisfactory to the Collateral Agent, and containing a description of all Article 9 Collateral consisting of United States Patents and United States registered Trademarks (and Trademarks and Patents for which a United States registration is pending or otherwise applied for) and United States registered Copyrights (and Copyrights for which a United States registration is pending or otherwise applied for), to the extent any such Collateral exists, has been delivered to the Collateral Agent for recording by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 U.S.C. §261, 15 U.S.C. §1060 or 17 U.S.C. §205 and the regulations thereunder, as applicable, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the ratable benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights in which a security

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interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and other than the Uniform Commercial Code financing statements described in the immediately prior sentence of this Section 4.02(b), no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof).

(c) The Security Interest constitutes (i) a legal and valid security interest in all Article 9 Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a fully executed short form agreement substantially in the form of Exhibit C hereto with the United States Patent and Trademark Office and the United States Copyright Office, as applicable. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, subject to the Intercreditor Agreement and other than Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement that have priority as a matter of law; and

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. No Grantor has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office, (iii) any notice under the Assignment of Claims Act or (iv) any assignment or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 6.02 of the Credit Agreement. As of the Closing Date, no Grantor holds any Commercial Tort Claims in an amount reasonably estimated to exceed (i) individually, $250,000 or (ii) in the aggregate, $500,000, other than those listed in Schedule IV hereto.

(e) Additional Representations and Warranties Regarding Patent, Trademark and Copyright Collateral.

(i) Attached hereto as Schedule III is a true and complete schedule of all issued Patents, Patent applications, Trademark applications and Trademark registrations, owned by each Grantor (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), including the name of the registered owner and the application/registration number, as applicable, of each issued Patent, Patent application, Trademark application and Trademark registration owned by any

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Grantor. Schedule III also sets forth a true and complete schedule of all Copyright registrations and applications owned by each Grantor as of the Closing Date (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), including the name of the registered owner and the application/registration number of each such Copyright registration and application owned by any Grantor. Schedule III also sets forth a true and complete schedule of all exclusive Licenses and all Licenses that are material to each Grantor’s business (other than Licenses for generally available off-the-shelf software) as of the Closing Date (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement). Such Grantor is the sole and exclusive beneficial and record owner of the entire right, title, and interest in and to all Intellectual Property listed as owned by such Grantor as of the Closing Date on Schedule III (and, with respect to such Schedule III as it may be amended or supplemented from time to time pursuant to Section 4.03(b), as of the date of delivery of financials pursuant to Section 5.04(a) of the Credit Agreement), and such Grantor owns, is licensed to use, or otherwise has sufficient rights to use all Intellectual Property necessary for the conduct of its business as currently conducted, except for any such failure to own or possess a license or right to use that could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole. On the date hereof, and to the best of such Grantors knowledge, all material registered Intellectual Property owned by such Grantor is valid, subsisting and, to the best of such Grantor’s knowledge, enforceable by and in the name of such Grantor, and has not been abandoned, or allowed to lapse, expire or become dedicated to the public. Such Grantor has performed all necessary acts and has paid all registration, renewal and maintenance fees required to maintain each and every registration and application of material Intellectual Property owned by such Grantor in full force and effect.

(ii) Except as could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, to the best of such Grantor’s knowledge, the use of the Intellectual Property owned by each Grantor and the conduct of such Grantor’s business does not infringe on the Intellectual Property rights of any Person. No written claim has been asserted and is pending or, to the best of such Grantor’s knowledge, has been threatened, by any Person challenging any Grantor’s use of any Intellectual Property, nor does any Grantor know of any valid basis for any such claim, except as could not reasonably be expected to, individually or in the aggregate, impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole.

(iii) Except as set forth in Schedule III, on the date hereof, (a) none of the Intellectual Property owned by any Grantor is the subject of any material licensing agreement pursuant to which such Grantor is the licensor (other than any Intellectual Property license agreements entered into by such Grantor in the ordinary course of business that are not material to such Grantor’s business) and

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(b) no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound adversely affect Grantor’s rights to own or use any material Intellectual Property, and such Grantor has not made a previous assignment, sale, transfer or agreement constituting or contemplating a present or future assignment, sale or transfer of any material Intellectual Property owned by such Grantor that has not been terminated or released.

(iv) No holding, decision or judgment has been rendered by any Governmental Authority which limits the validity of (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property), or such Grantor’s ownership or rights to use, any Intellectual Property, except, in each case, as could not, individually or in the aggregate, reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole.

(v) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, against any Grantor on the date hereof seeking to limit the validity of any Intellectual Property owned by any Grantor or any Grantor’s ownership interest therein or right to register the same (other than office actions issued in the ordinary course of prosecution of any pending applications for Patents or applications for registration of other Intellectual Property), which, if adversely determined, could reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, or result in a Material Adverse Effect.

(vi) To the best of such Grantor’s knowledge, no third party is infringing upon or misappropriating any rights of such Grantor in any material Intellectual Property owned by such Grantor.

SECTION 4.03. Covenants. (a)Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, and, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Article 9 Collateral.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to Section 5.04(a) of the Credit Agreement, the Borrower shall deliver to the Collateral Agent a certificate executed by a Responsible Officer of the Borrower identifying in the format of Schedule III all Intellectual Property registrations or applications of any Grantor in existence on the date thereof and not then listed on such Schedules or previously so identified to the Collateral Agent, which Intellectual Property registrations or applications such Grantor would have been required to list on Schedule III pursuant to Section 4.02(e) hereof if owned on the Closing Date.

(c) Each Grantor shall, at its own cost and expense, take any and all commercially reasonable actions necessary or appropriate to defend title to the Article 9 Collateral against all

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persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Credit Agreement.

(d) Subject to the limitations set forth herein and in the other Loan Documents, each Grantor agrees, at its own expense, promptly to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to obtain, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing or continuation statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable to any Grantor under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument having a value in excess of (i) individually, $250,000 or (ii) in the aggregate, $500,000 and which is required to be pledged to the Collateral Agent hereunder, such note or instrument shall be promptly pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

(e) Each Grantor will permit any representatives designated by the Collateral Agent to, as applicable, visit and inspect the Article 9 Collateral, all records related thereto and the premises upon which any of the Article 9 Collateral is located at reasonable times during normal business hours and upon reasonable prior notice, subject to Section 5.07 of the Credit Agreement, and to make extracts from and copies of such records, and permit any representatives designated by the Collateral Agent to discuss the affairs of such Grantor with the officers thereof and independent accountants therefor; provided that, excluding any such visits and inspections during the continuation of an Event of Default, the Collateral Agent shall not exercise such rights more often than two times during any calendar year, and such exercises shall be at such Grantor’s expense; provided further that upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may do any of the foregoing at the expense of such applicable Grantor at any time without advance notice, and the limitation set forth in the forgoing proviso shall not apply.

(f) At its option, the Collateral Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not expressly permitted pursuant to Section 5.03 or Section 6.02 of the Credit Agreement, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to Taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(g) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent for the ratable benefit of the Secured Parties. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other person granting the security interest.

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(h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(i) No Grantor shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral or permit any notice to be filed under the Assignment of Claims Act, except, in each case, as expressly permitted by Section 6.02 of the Credit Agreement. No Grantor shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession or otherwise in control of the Article 9 Collateral owned by it, except as permitted by the Credit Agreement.

(j) No Grantor will, without the Collateral Agent’s prior written consent, grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises, compoundings or settlements granted or made in the ordinary course of business (x) in connection with the compromise or collection thereof or (y) in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(k) Each Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Section 5.02 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, upon the occurrence and during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or under the Credit Agreement or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of any Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

SECTION 4.04. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest in the Article 9 Collateral, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. As of the date hereof (i) no amount payable under or in connection with any of the Collateral is evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Section 9 of the Perfection Certificate and each such Instrument and each such item of Tangible Chattel

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Paper, to the extent requested by the Collateral Agent, has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by undated instruments of endorsement, transfer or assignment duly executed in blank. If any Grantor shall at any time hold or acquire any Instruments with a value greater than (i) individually, $250,000, or (ii) in the aggregate, $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of endorsement, transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b) Deposit Accounts. As of the, date hereof it has neither opened nor maintains any Deposit Accounts other than the accounts listed in Section 5 of the Perfection Certificate. For each Deposit Account that any Grantor at any time opens or maintains, such Grantor shall, except to the extent otherwise excused by this paragraph (b) or not required under the ABL Documents, upon the Collateral Agent’s request, each Grantor shall obtain an executed and delivered Deposit Account Control Agreement, from each bank maintaining a Deposit Account for such Grantor; provided, however, that the Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any instructions or withhold any withdrawal rights pursuant to any such pursuant to any such Deposit Account Control Agreement from any Grantor unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal, would occur. The provisions of this paragraph shall not apply to any Deposit Account (i) that is used solely to fund payroll and payroll taxes and other employee wage and benefit payments in the ordinary course of business on a current basis, (ii) Deposit Accounts (other than Deposit Accounts referred to in the foregoing clause (i)) that have an account balance of less than $250,000 individually and less than $500,000 in the aggregate for all such Deposit Accounts and (iii) any Deposit Account the balance of which is swept at the end of each Business Day into a Deposit Account subject to a Deposit Account Control Agreement among such Grantor, the depository bank and the Collateral Agent, so long as such daily sweep is not terminated or modified (other than to provide that the balance in such Deposit Account is swept into another Deposit Account subject to a Deposit Account Control Agreement) without the consent of the Collateral Agent.

(c) Investment Property. As of the, date hereof it has neither opened nor maintains any Investment Property other than that listed in Section 8 of the Perfection Certificate. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities with a value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such undated instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree that it will comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other Investment Property now or hereafter acquired by any Grantor are held by such Grantor or its nominee through a Securities Intermediary or Commodity Intermediary, such Grantor shall promptly notify the Collateral Agent thereof and, at the Collateral Agent’s request and option such Grantor shall obtain a Securities Account

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Control Agreement or Commodities Account Control Agreement from each Securities Intermediary or Commodity Intermediary, as applicable. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any such issuer, Securities Intermediary or Commodity Intermediary pursuant to such Securities Account Control Agreement or Commodities Account Control Agreement, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary.

(d) Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any Electronic Chattel Paper or any “transferable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a face value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may request to vest in the Collateral Agent control under New York UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Grantor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter-of-Credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor with a face value greater than (i) individually, $250,000 or (ii) in the aggregate, $500,000, such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) use commercially reasonable efforts to arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

(f) Commercial Tort Claims. If any Grantor shall at any time hold or acquire a Commercial Tort Claim in an amount reasonably estimated by such Grantor to exceed (i) individually, $250,000 or (ii) in the aggregate, $500,000, the Grantor shall promptly notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the

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ratable benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

SECTION 4.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a)Each Grantor (x) agrees that it will not and will not permit any of its licensees to do any act, or omit to do any act, whereby any Patent that is owned by such Grantor and is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public (except as a result of expiration of such patent at the end of its statutory term or abandonment or other disposition of such patent that is in the reasonable judgment of Grantor, no longer economically practicable to maintain or material in the conduct of the business of Grantor taken as a whole), and (y) agrees that it has marked and shall continue to mark any products covered by a Patent with the relevant patent number as necessary or advisable to preserve its rights under applicable patent laws, in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(b) Each Grantor will, for each Trademark that is owned by such Grantor and material to the conduct of such Grantor’s business, (i) maintain the enforceability of such Trademark, (ii) maintain the quality of products and services offered under such Trademark in substantially the same manner as the date hereof, (iii) display such Trademark with notice of Federal or foreign registration to the extent necessary and required to preserve its rights under applicable law and (iv) not knowingly use such Trademark in violation of any third party rights.

(c) Each Grantor will, for each work covered by a material registered Copyright that is owned by such Grantor, use commercially reasonable efforts to continue to publish, reproduce, display, adopt and distribute the work with copyright notices as necessary or advisable to preserve its rights under applicable copyright laws.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows that any Patent, Trademark or Copyright material to the conduct of its business and owned by such Grantor may become abandoned, expired, lapsed, lost or dedicated to the public (other than as a result of abandonment or other disposition that is, in the reasonable judgment of the Grantor, no longer economically practicable to maintain or material in the conduct of the business of the Grantor, taken as a whole), or of any materially adverse determination or development (including the institution of any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

(e) If a Grantor acquires ownership of any Patent, Copyright or Trademark registration or application or files any application to register any Patent, Trademark or Copyright, within the United States or any other country or political subdivision thereof, at any time following the date hereof, such Grantor shall promptly provide the Collateral Agent with written notice of such acquisition, registration or application (and, in any event, within thirty (30) days following the end of each fiscal quarter in which such Grantor acquires such ownership interest (or such longer period as permitted by the Collateral Agent in its sole discretion)), and, upon request of the Collateral Agent, shall execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Security Interest in each such Patent, Copyright or Trademark that is the subject of such subsequent acquisition, registration or application. Each Grantor hereby appoints the Collateral Agent as its attorney in fact to execute

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(solely after the occurrence and during the continuance of an Event of Default) and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed.

(f) Each Grantor will take such steps that are, in the good business judgment of such Grantor, consistent with its past practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with such Grantor’s good business judgment, to initiate opposition, interference and cancellation proceedings against third parties unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Patent, Trademark and/or Copyright is no longer necessary or advisable in the conduct of such Grantor’s business and that the loss thereof could not reasonably be expected to impair or interfere in any material respect with the operation of the business conducted by all such Grantors, taken as a whole, in which case such Grantor will give prompt notice of any such abandonment to the Collateral Agent.

(g) In the event that any Grantor knows or has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been infringed, misappropriated, diluted or otherwise violated by a third person, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with such Grantor’s good business judgment, take such actions as such Grantor deems reasonable and appropriate under the circumstances to protect or enforce such Article 9 Collateral including, without limitation, to sue for infringement, misappropriation, dilution or other violation, to seek an injunction against such infringement, misappropriation, dilution or other violation, and to recover any and all damages for such infringement, misappropriation, dilution or other violation.

(h) Upon the occurrence and during the continuance of an Event of Default, each Grantor shall upon request of the Collateral Agent use its best efforts to obtain all requisite consents or approvals by the licensor of each material Copyright License, material Patent License or material Trademark License, and each other material License, to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent, for the ratable benefit of the Secured Parties, or its designee; provided that, notwithstanding anything to the contrary herein, no Grantor shall be required to make any payments to secure such consent or approval.

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times and that each Grantor will cooperate with the Collateral Agent by undertaking such actions and executing and delivering to the Collateral Agent such agreements, instruments, documents and papers as the Collateral Agent may reasonably request in order to effectuate the following: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become

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an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantor to the Collateral Agent or its designee, or to become a license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, of any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent the waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For the avoidance of doubt, each of the Grantors party hereto and each of the Secured Parties, by their acceptance of the benefits of this Agreement, agree, to the fullest extent permitted by applicable law, that the Collateral Agent shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any sale or foreclosure proceeding in respect of the Collateral, including without limitation, sales occurring pursuant to Section 363 of the Bankruptcy Code or included as part of any plan subject to confirmation under Section 1129(b)(2)(A)(iii) of the Bankruptcy Code, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale or foreclosure proceeding, as applicable.

The Collateral Agent shall give each applicable Grantor 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future

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delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. RESERVED.

SECTION 5.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants (subject to the following sentence) to the Collateral Agent an irrevocable (during the continuance of an Event of Default), worldwide, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors), to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, subject, in the case of Trademarks, to the observance of standards of quality and inspection in connection with the use of such Trademarks as are sufficient to maintain the validity and enforceability of such Trademarks. Such use, license or sublicense by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, however, that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon each Grantor notwithstanding any subsequent cure of an Event of Default.

SECTION 5.04. Securities Act, Etc. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the U.S. Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as

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from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable “blue sky” or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a limited number of potential purchasers (including a single potential purchaser) to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a limited number of purchasers (or a single purchaser) were approached. The provisions of this Section 5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Indemnity, Subrogation and Subordination

SECTION 6.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under this Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation of any Secured Party, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 6.02. Contribution and Subrogation. Each Guarantor (each, a “Contributing Guarantor”) agrees (subject to Section 6.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Obligation, or assets of any other Guarantor shall be sold pursuant to any Security Document to satisfy any Obligation owed to any Secured Party, and such other Guarantor (the “Claiming Guarantor”) shall not have been fully indemnified by the Borrower as provided in Section 6.01, the Contributing Guarantor shall

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indemnify the Claiming Guarantor in an amount equal to (i) the amount of such payment or (ii) the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

SECTION 6.03. Subordination. (a)Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and 6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than indemnification Obligations for which no claims have been made). No failure on the part of the Borrower or any Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of its obligations hereunder.

(b) The Borrower and each Guarantor hereby agree that all Indebtedness and other monetary obligations owed by it to the Borrower or any Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than indemnification Obligations for which no claims have been made).

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or this Agreement (other than the defense of performance or payment in full).

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SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any Lender or on their behalf and notwithstanding that the Collateral Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under any Loan Document is outstanding and unpaid and so long as the Commitments have not expired or terminated.

SECTION 7.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated or permitted by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be amended, modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.06. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder as provided in Section 9.05 of the Credit Agreement.

(b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower, Holdings and each Grantor agree, jointly and severally, to indemnify the the Collateral Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution, delivery or performance of this Agreement or any agreement or instrument contemplated hereby or the performance by the parties hereto of their respective obligations hereunder, (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Borrower, any other Loan Party or any of their respective Affiliates), or (iv) any actual or alleged presence or Release of Hazardous Materials on any property currently or formerly owned or operated by the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Borrower or the Subsidiaries; provided that such indemnity shall not, as to any

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Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted primarily from the gross negligence or willful misconduct of such Indemnitee. To the extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of proceeds thereof. Each Grantor acknowledges and agrees that such Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each material contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor and shall bear interest, on and from the date of demand, at the rate specified in Section 2.06(a) of the Credit Agreement.

SECTION 7.07. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent as the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable upon the occurrence and during the continuance of an Event of Default to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Accounts Receivable to any Account Debtor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent, (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes and (i) upon the occurrence and during the continuance of any Event of Default, to file any Notices of Assignment pursuant to Section 5.01 hereof; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to

31

the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

SECTION 7.08. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.09. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Administrative Agent and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any Lender may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.08 of the Credit Agreement.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

32

SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.12. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic image transmission (e.g., “PDF” or “TIF” via electronic mail) shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 7.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.14. Jurisdiction; Consent to Service of Process. (a) Each of the Grantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the Loan Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Loan Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Collateral Agent, the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(b) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 7.14. Each of the Loan Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.

33

SECTION 7.15. Termination or Release. (a) This Agreement, the guarantees made herein, the Security Interest, the pledge of the Pledged Collateral and all other security interests granted hereby shall automatically terminate upon the Discharge of the Obligations.

(b) A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests created hereunder in the Collateral of such Subsidiary Guarantor shall be automatically released upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subsidiary Guarantor ceases to be a Subsidiary.

(c) Upon any sale or other transfer by any Grantor of any Collateral that is permitted under the Loan Documents to any Person that is not the Borrower or a Guarantor, or, upon the effectiveness of any approval, authorization, consent or ratification by the Required Lenders pursuant to Section 9.08 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

(d) In connection with any termination or release pursuant to paragraph (a), (b) or (c) above, the Collateral Agent shall promptly execute and deliver, as applicable, to any Grantor, at such Grantor’s expense, all Uniform Commercial Code termination statements, all releases in connection with all filings made in the United States Patent and Trademark Office, and in the United States Copyright Office and similar documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or representation or warranty by the Collateral Agent or any Secured Party. Without limiting the provisions of Section 7.06, the Borrower shall reimburse the Collateral Agent upon demand for all costs and out of pocket expenses, including the reasonable fees, charges and expenses of counsel, incurred by it in connection with any action contemplated by this Section 7.15.

SECTION 7.16. Additional Subsidiaries. Any Subsidiary that is required to become a party hereto pursuant to Section 5.12 of the Credit Agreement shall enter into this Agreement as a Subsidiary Guarantor and a Grantor upon becoming such a Subsidiary. Upon execution and delivery by the Collateral Agent and such Subsidiary of a supplement in the form of Exhibit A hereto, such Subsidiary shall become a Subsidiary Guarantor and a Grantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor and a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.17. Right of Setoff. If an Event of Default shall have occurred and is continuing, each Secured Party is hereby authorized with the prior written consent of the Collateral Agent at any time and from time to time, except to the extent prohibited by law, to set off and apply any and all Collateral (including any deposits (general or special, time or demand, provisional or final)) at any time held and other obligations at any time owing by such Secured Party to or for the credit or the account of any Grantor against any and all of the obligations of such Grantor now or hereafter existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Secured Party under this Section 7.17 are in addition to other rights and remedies (including other rights of setoff) which such Secured Party may have.

34

SECTION 7.18. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 7.18 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 7.18, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until a Discharge of the Obligations. Each Qualified ECP Guarantor intends that this Section 7.18 constitute, and this Section 7.18 shall

[Remainder of page intentionally left blank]

35

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SPORTSMAN’S WAREHOUSE, INC.,

By:
Name:
Title:

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.,

By:
Name:
Title:

MINNESOTA MERCHANDISING CORP,

By:
Name:
Title:

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.,

By:
Name:
Title:

PACIFIC FLYWAY WHOLESALE LLC,

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent,

By:
Name:
Title:

By:
Name:
Title:

37

Schedule I to the Guarantee and

Collateral Agreement

SUBSIDIARY GUARANTORS

Sportsman’s Warehouse Southwest, Inc., a California corporation

Minnesota Merchandising Corp., a Minnesota corporation

Pacific Flyway Wholesale, LLC, a Delaware limited liability company

Schedule II to the Guarantee and

Collateral Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

Sportsman’s Warehouse, Inc.	1	Sportsman’s Warehouse Holdings, Inc.	100 shares of Common Stock	100%

Minnesota Merchandising Corp.	1	Sportsman’s Warehouse Holdings, Inc.	100 shares of Common Stock	100%

Sportsman’s Warehouse Southwest, Inc.	1	Sportsman’s Warehouse, Inc.	100 shares of Common Stock	100%

Pacific Flyway Wholesale, LLC	N/A	Sportsman’s Warehouse, Inc.	Percentage Interests	100% of percentage interest

PLEDGED DEBT SECURITIES

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE, INC.

Schedule III to the Guarantee and

Collateral Agreement

U.S. Trademark Registrations

MARK	REG. DATE	REG. NO.	GRANTOR

SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	10/03/2000	2,390,988	Sportsman’s Warehouse, Inc.

VITAL IMPACT	12/14/2004	2,911,265	Sportsman’s Warehouse, Inc.

THE GREAT INDOORS FOR THOSE WHO LOVE THE GREAT OUTDOORS	09/27/2005	3,001,204	Sportsman’s Warehouse, Inc.

SPORTSMAN’S NEWS and design	02/21/2006	3,060,233	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE EST. 1986 OUTFITTER with design	04/03/2007	3,223,766	Sportsman’s Warehouse, Inc.

SPORTSMAN LITE	12/11/2007	3,354,654	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER and design	07/22/2008	3,472,243	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE	09/01/2009	3,675,144	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE and design	12/07/2010	3,886,160	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING · FISHING · CAMPING · RELOADING · OUTERWEAR · FOOTWEAR and design	12/07/2010	3,886,154	Sportsman’s Warehouse, Inc.

LOST RIVER	05/23/2006	3,095,578	Sportsman’s Warehouse, Inc.

ELK HUNTER	11/14/2006	3,172,144	Sportsman’s Warehouse, Inc.

SPORTSMAN’S NEWS THE OFFICIAL	01/01/2013	4,267,214	Sportsman’s

Schedule III to the Guarantee and

Collateral Agreement

MARK	REG. DATE	REG. NO.	GRANTOR

PUBLICATION OF SPORTSMAN’S WAREHOUSE			Warehouse, Inc.

State Trademark Registrations

STATE	MARK	REG. DATE	REG. NO.	GRANTOR

Colorado	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR	02/19/1999	19991032010	Sportsman’s Warehouse, Inc.

Colorado	SPORTS WAREHOUSE INC.	02/19/1999	19991032013	Sportsman’s Warehouse, Inc.

Washington	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	07/23/2007	51,926	Sportsman’s Warehouse, Inc.

Idaho	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	02/08/1999	16237	Sports Warehouse, Inc.

Idaho	SPORTSMAN’S WAREHOUSE	02/08/1999	16236	Sports Warehouse, Inc.

Montana	SPORTSMAN’S WAREHOUSE	05/19/2003	22742	Sports Warehouse, Inc.

Utah	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	01/30/1998 (Renewed 3/19/2008)	UT 37654 2524501- 0190	Sports Warehouse, Inc.

Trade Names

STATE	TRADE NAME	REG. NO.	REG. DATE	GRANTOR

Wyoming	SPORTSMAN’S WAREHOUSE	2000- 000404918	05/25/2000 (Renewed 05/21/2010)	Sports Warehouse, Inc.

Schedule III to the Guarantee and

Collateral Agreement

STATE	TRADE NAME	REG. NO.	REG. DATE	GRANTOR

Colorado	SPORTSMAN’S WAREHOUSE	19991024660	02/09/1999	Sportsman’s Warehouse, Inc.

U.S. Trademark Applications

TRADEMARK	APPLICATION NUMBER	APPLICATION DATE	GRANTOR

TAKE IT OUTSIDE	86/015,232	07/19/2013	Sportsman’s Warehouse, Inc.

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING FISHING CAMPING RELOADING CLOTHING FOOTWEAR TAKE IT OUTSIDE	86/015,241	07/19/2013	Sportsman’s Warehouse, Inc.

SW	86/004,216	07/08/2013	Sportsman’s Warehouse, Inc.

DESIGN (Outline of Mountain Range)	85/727,803	09/13/2012	Sportsman’s Warehouse, Inc.

RUSTIC RIDGE	85/721,995	09/06/2012	Sportsman’s Warehouse, Inc.

Domain Name Registrations

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

BOYDSSPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	08/02/2010	Sportsman’s Warehouse

BOYDSSPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	07/18/2010	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	03/05/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

EMAILSW.COM	Public	GoDaddy.com LLC	10/11/2001	Sportsman’s Warehouse

EMAILSW.NET	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

EMAILSW.US	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/27/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

PACIFICFLYWAY.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

RUSTICRIDGECO.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGEOUTFITTERS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGESPORTS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICSPORTSMANS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTIKRIDGE.COM	Public	GoDaddy.com LLC	09/05/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SMWDEPOT.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWH.NET	Public	GoDaddy.com LLC	05/02/2004	Sportsman’s Warehouse

SMWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWSHOP.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SMWSTORE.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SPORTMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	10/22/2004	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.COM	Public	GoDaddy.com LLC	06/28/2002	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.INFO	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.MOBI	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.NET	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.ORG	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.US	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANS.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANS.ORG	Public	GoDaddy.com LLC	10/25/2001	Sportsman’s Warehouse

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANS.TV	Public	GoDaddy.com LLC	10/08/2007	Sportsman’s Warehouse

SPORTSMANS.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSAVIATION.COM	Public	GoDaddy.com LLC	11/08/2007	Sportsman’s Warehouse

SPORTSMANSFISHINGWAREHOUSE.COM	Public	GoDaddy.com LLC	11/10/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.NET	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTSMANSNATION.COM	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNATION.ORG	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.BIZ	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.COM	Public	GoDaddy.com LLC	03/21/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.INFO	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.MOBI	Public	GoDaddy.com LLC	09/17/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.NET	Public	GoDaddy.com LLC	12/17/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.ORG	Public	GoDaddy.com LLC	06/27/2006	Sportsman’s Warehouse

SPORTSMANSNEWS.WS	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUS.COM	Public	GoDaddy.com LLC	09/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.BIZ	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CC	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	12/21/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANSWAREHOUSE.ORG.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.TV	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.US	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWEARHOUSE.COM	Public	GoDaddy.com LLC	11/27/2005	Sportsman’s Warehouse

SPORTSMANSWH.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANSWHAREHOUSE.COM	Public	GoDaddy.com LLC	10/30/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/25/2008	Sportsman’s Warehouse

SPORTSMANSWHSE.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	06/25/2002	Sportsman’s Warehouse

SWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

THESPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	01/21/2011	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule III to the Guarantee and

Collateral Agreement

Domain Name	Privacy Status	Registrar	Registration Date	OWNER

SPORTSMANSHUNTINGWAREHOUSE.COM	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTMANSWEREHOUSE.COM	Public	GoDaddy.com LLC	12/02/2006	Sportsman’s Warehouse

SPORTSMAN-WAREHOUSE.COM	Public	GoDaddy.com LLC	09/29/2004	Sportsman’s Warehouse

YUKONGOLDOUTFITTERS.COM	Public	GoDaddy.com LLC	09/18/2012	Sportsman’s Warehouse

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

PATENTS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

TRADEMARKS OWNED BY SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

PATENTS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

TRADEMARKS OWNED BY MINNESOTA MERCHANDISING CORP.

None.

Schedule III to the Guarantee and

Collateral Agreement

COPYRIGHTS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

PATENTS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

TRADEMARKS OWNED BY PACIFIC FLYWAY WHOLESALE, LLC

None.

Schedule IV to the Guarantee and

Collateral Agreement

COMMERCIAL TORT CLAIMS

None.

Exhibit A to the Guarantee and

Collateral Agreement

SUPPLEMENT NO. [—] (this “Supplement”) dated as of [—], 20[—] to the Guarantee and Collateral Agreement dated as of November 13, 2012 (the “Guarantee and Collateral Agreement”), among SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (the “Borrower”), SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation (“Holdings”), each Subsidiary of the Borrower from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Borrower and Holdings are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG (together with its affiliates, “Credit Suisse”), as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties (as defined therein).

A. Reference is made to the Credit Agreement dated as of August 20, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (the “Lenders”) and Credit Suisse AG, as administrative agent for the Lenders and as Collateral Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or the Guarantee and Collateral Agreement referred to therein, as applicable.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Subsidiaries may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor and a Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made.

Accordingly, the Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Grantor by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (after giving effect to this Supplement) with the same effect as though made on and as of such date (with all references to “the date hereof” contained in the Guarantee and Collateral Agreement being references to the date of this Supplement with respect to the New Grantor), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); provided that, in each case, where a representation and warranty is qualified as to materiality or by Material Adverse Effect, the applicable materiality qualifier set forth in clause (b) shall be disregarded for purposes of this condition. In furtherance of the foregoing, the New Grantor, as security for the payment or

Exhibit A to the Guarantee and

Collateral Agreement

performance, as the case may be, in full of the Obligations hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a Security Interest, in all right, title or interest in or to any and all of the assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include the New Grantor. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of any and all Equity Interests and Pledged Debt Securities now owned by the New Grantor, (b) set forth on Schedule II attached hereto is a true and correct schedule of any and all Intellectual Property applications or registrations now owned by the New Grantor, (c) set forth on Schedule III attached hereto is a true and correct schedule of any and all Commercial Tort Claims now held by the New Grantor and (d) set forth under its signature hereto, is the true and correct legal name of the New Grantor and its jurisdiction of organization. Such schedules supplement Schedules II, III and IV, respectively, to the Collateral & Guarantee Agreement and shall be deemed a part thereof for all purposes of the Collateral & Guarantee Agreement.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid

Exhibit A to the Guarantee and

Collateral Agreement

provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Borrower as provided in Section 9.01 of the Credit Agreement.

SECTION 9. The New Grantor agrees to reimburse the Collateral Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent (subject to the limitations set forth in Section 9.05 of the Credit Agreement).

Exhibit A to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

[NAME OF NEW SUBSIDIARY],

by

Name:
Title:
Address:
Legal Name:
Jurisdiction of Formation:

CREDIT SUISSE AG, as Collateral Agent,

by

Name:
Title:

by

Name:
Title:

Exhibit A to the Guarantee and

Collateral Agreement

Collateral of the New Grantor

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

PLEDGED DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

INTELLECTUAL PROPERTY

[Follow format of Schedule III to the

Guarantee and Collateral Agreement.]

1

Exhibit B to the Guarantee and

Collateral Agreement

FORM OF PERFECTION CERTIFICATE

[See attached]

2

PERFECTION CERTIFICATE

August 20, 2013

Reference is made to the Credit Agreement (the “Term Credit Agreement”), dated as of August 20, 2013, by and among Sportsman’s Warehouse, Inc., a Utah corporation, as Borrower, Sportsman’s Warehouse Holdings, Inc., a Utah corporation, as Holdings, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Term Administrative Agent”) and as collateral agent (in such capacity, the “Term Collateral Agent”).

Reference is also made to that certain Third Amendment to Credit Agreement (the “ABL Facility Amendment”), dated as of August 20, 2013, by and among the Borrower, as lead borrower, the other Borrowers and Guarantors party thereto, Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “ABL Administrative Agent”), collateral agent (in such capacity, the “ABL Collateral Agent”) and swing line lender, and the other lenders party thereto, with respect to the Credit Agreement, dated as of May 28, 2010, by, among others, Borrower, as lead borrower, the other Borrowers and Guarantors party thereto from time to time, the lenders party thereto from time to time, and the ABL Administrative Agent (as amended, restated, supplemented and otherwise modified and in effect from time to time, the “ABL Credit Agreement”).

Capitalized terms used but not defined herein have the meanings set forth in the Term Credit Agreement, the Guarantee and Collateral Agreement referred to therein (the “Term Guarantee and Collateral Agreement”), the ABL Credit Agreement or the Security Agreement referred to therein (the “ABL Security Agreement”), as applicable.

The undersigned, a Responsible Officer of each of the Loan Parties, hereby certifies solely in its capacity as an officer of such entities and not in an individual capacity, as of the date hereof, to the Term Administrative Agent, Term Collateral Agent and each other Secured Party (as defined in the Term Guarantee and Collateral Agreement), and to the ABL Administrative Agent, ABL Collateral Agent and each other Credit Party (as defined in the ABL Credit Agreement) as follows:

1. Names.

(a)	Legal Names, Types of Organization, Jurisdictions of Organization and Organizational Identification Numbers. The full and exact legal name (as it appears in each respective certificate or articles of incorporation, limited liability membership agreement or similar organizational documents, in each case as amended to date), the type of organization, the jurisdiction of organization, organizational identification number and tax identification number of each Loan Party are set forth in the table below. Each Loan Party is a registered organization in the jurisdiction of organization indicated:

Name of Loan Party	Type of Organization	Jurisdiction of Organization	State Organizational ID Number	Federal Tax ID Number
Sportsman’s Warehouse Holdings, Inc.	Corporation	Utah	1467586-0142	39-1975614

Sportsman’s Warehouse, Inc.	Corporation	Utah	991589-0142	87-0452614

Minnesota Merchandising Corp.	Corporation	Minnesota	678698-2	20-0942908

Sportsman’s Warehouse Southwest, Inc.	Corporation	California	C2888368	20-5218590

Pacific Flyway Wholesale, LLC	Limited Liability Company	Delaware	4739552	27-1088315

(b)	Changes in Names, Jurisdiction of Organization or Corporate Structure. Except as set forth below, no Loan Party has changed its identity or organizational structure in any way within the past five years. Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the legal name or the form, nature or jurisdiction of organization. If any such change has occurred, include below a description of any such changes, the current legal name and any former legal names used by such Loan Party in the past five years as to each acquiree or constituent party to a merger or consolidation.

Name of Loan Party	Description of Change
Sportsman’s Warehouse, Inc.	On October 26, 2009, Pacific Flyway Wholesale, Inc. a Utah corporation, merged with and into Sportsman’s Warehouse, Inc., the “Surviving Corporation”.

(c)	Acquisitions of Equity Interests or Assets. Except as set forth below, no Loan Party has acquired substantially all the equity interests or assets of another entity within the past five years:

In March 2013, Sportsman’s Warehouse, Inc. acquired from Wholesale Sports USA, Inc. (formerly known as UFA Holdings, Inc.) all assets related to their stores in the United States, which assets were comprised of inventory and fixed assets and, with respect to 10 of the 15 stores, the assumption of property leases. No intellectual property was acquired in this transaction.

(d)	Trade Names. The following is a list of all other names (other than names listed in Section l(b) above), including trade names or similar appellations, used by each Loan Party or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

None.

2.

Filings. Uniform Commercial Code financing statements attached as Schedule 2A hereto have been prepared for filing in the proper Uniform Commercial Code filing office in the jurisdiction in which each Loan Party is located (within the meaning of Section 9-307 of the New York UCC) and, to the extent any of the collateral is comprised of fixtures, timber to be cut or as extracted collateral from the wellhead or minehead. Set forth below is a schedule of the appropriate filing offices for the filings attached as Schedule 2A and for the filings described in Section 10 below

2

and attached as Schedule 10A and Schedule 10B hereto. Except as set forth below, no other actions are required to create, preserve, protect and perfect the security interest in the Collateral granted to the Term Collateral Agent, the ABL Collateral Agent and/or the other Secured Parties:

Loan Party	Type of Filing	Filing Office
Sportsman’s Warehouse Holdings, Inc.	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code

Sportsman’s Warehouse, Inc.	UCC-1	Utah Department of Commerce, Division of Corporations and Commercial Code
	USPTO Filing	United States Patent and Trademark Office

Minnesota Merchandising Corp.	UCC-1	Minnesota Secretary of State

Sportsman’s Warehouse Southwest, Inc.	UCC-1	California Secretary of State

Pacific Flyway Wholesale, LLC	UCC-1	Delaware Secretary of State

3.	File Search Reports. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Loan Party in Section 2 hereof, and such search reports reflect no Liens against any of the Collateral other than those permitted under the Term Credit Agreement and the ABL Credit Agreement.

4.	Current Locations.

(a)	Chief Executive Offices and Mailing Addresses. The chief executive office address and the preferred mailing address (if different than chief executive office) of each Loan Party are as follows:

Name of Loan Party	Address of Chief Executive Office	Mailing Address
Sportsman’s Warehouse Holdings, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Minnesota Merchandising Corp.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Sportsman’s Warehouse Southwest, Inc.	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

Pacific Flyway Wholesale, LLC	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047	7035 S. High Tech Drive, Suite 200 Midvale, Utah 84047

3

(b)	Set forth below are all the locations where each Loan Party owns or leases any real property and, in the case of any such real property owned in fee, an estimate of the fair market value thereof and the applicable filing offices for such real property. Except as described below, no Loan Party has entered into any leases, subleases, tenancies, franchise agreements, licenses or other occupancy arrangements as owner, lessor, sublessor, licensor, franchisor or Loan Party with respect to any of the real property described below, and no Loan Party has any leases which require the consent of the landlord, tenant or other party thereto to the Transactions:

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1750 South Greenfield Rd., Mesa, AZ 85206-3481	Maricopa	Store	Leased

Sportsman’s Warehouse, Inc.	19205 North 27th Ave., Phoenix, AZ 85027	Maricopa	Store	Leased[2]

Sportsman’s Warehouse, Inc.	1675 Rocky Mountain Ave., Loveland, CO 80538	Larimer	Store	Leased

Sportsman’s Warehouse, Inc.	11 West 84th Ave, Thornton, CO 80260	Adams	Store	Leased

Sportsman’s Warehouse, Inc.	921 SE Oralabor Rd., Ankeny, IA 50021	Polk	Store	Leased

Sportsman’s Warehouse, Inc.	165 West 7200 South, Midvale, UT 84047	Salt Lake	Store	Leased[3]

Sportsman’s Warehouse, Inc.	8681 Old Seward Highway, Anchorage, AK 99515	Municipality of Anchorage	Store	Leased

Sportsman’s Warehouse, Inc.	423 Merhar Avenue, Fairbanks, AK 99701-3166	Fairbanks North Star Borough	Store	Leased

Sportsman’s Warehouse, Inc.	44402 Sterling Highway, Soldotna, AK 99669-8033	Kenai Peninsula Borough	Store	Leased

Sportsman’s Warehouse, Inc.	1901 East Parks Highway, Wasilla, AK 99654	Matanuska-Susitna Borough	Store	Leased

Sportsman’s Warehouse, Inc.	3945 West Costco Drive, Marana (Tucson), AZ 85741	Pima	Store	Leased

Sportsman’s Warehouse Southwest, Inc.	1659 Hilltop Drive, Redding, CA 96002-0240	Shasta	Store	Leased

[1]	* indicates property is a chattel paper location.
[2]	This property is also subject to a License Agreement dated September 26, 2012 by and between Sportsman’s Warehouse, Inc. and Hot Diggity Dog, a private vendor as Licensee. Licensee operates a hot dog stand on approximately 100 square feet of space upon a portion of the sidewalk serving the property.
[3]	This property is also subject to a License Agreement dated October 17, 2012, by and between Sportsman’s Warehouse, Inc. and Luly’s LLC, a Utah limited liability company. Licensee operates a taco stand on the premises.

4

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse Southwest, Inc. (an assignee of Sportsman’s Warehouse, Inc.)	6640 Lonetree Blvd., Rocklin, CA 95765	Placer	Store	Leased

Sportsman’s Warehouse, Inc.	555 North Chelton Road, Colorado Springs, CO 80909-5217	El Paso	Store	Leased

Sportsman’s Warehouse, Inc.	2464 US Highway 6 & 50, Suite A, Grand Junction, CO 81505	Mesa	Store	Leased

Sportsman’s Warehouse, Inc.	2909 South 25th East, Idaho Falls, ID 83405	Bonneville	Store	Leased

Sportsman’s Warehouse, Inc.	2002 Thain Grade, Lewiston, ID, 83501-4105	Nez Perce	Store	Leased

Sportsman’s Warehouse, Inc.	3797 East Fairview Avenue, Meridian, ID 83642	Ada	Store	Leased

Sportsman’s Warehouse, Inc.	16865 North Market Place Blvd., Nampa, ID 83687	Canyon	Store	Leased

Sportsman’s Warehouse, Inc.	1940 Bridgeview Blvd., Twin Falls, ID 83301	Twin Falls	Store	Leased

Sportsman’s Warehouse, Inc.	2200 War Admiral Way, Suite 140, Lexington, KY 40509	Lexington-Fayette	Store	Leased

Sportsman’s Warehouse, Inc.	130 Marathon Way, Southaven, MS 38671	DeSoto	Store	Leased

Sportsman’s Warehouse, Inc.	5647 Centennial Center Boulevard, Las Vegas, NV 89149-7104	Clark	Store	Leased

Sportsman’s Warehouse, Inc.	3306 Kietzke Lane, Reno, NV 89502	Washoe	Store	Leased

Sportsman’s Warehouse, Inc.	1450 Renaissance Blvd. NE, Albuquerque, NM 87107	Bernalillo	Store	Leased

Sportsman’s Warehouse, Inc.	4905 E. Main St., Farmington NM 87402-8657	San Juan	Store	Leased

Sportsman’s Warehouse, Inc.	1710 Delta Waters Road, Medford, OR 97504	Jackson	Store	Leased

Sportsman’s Warehouse, Inc.	476 Piney Grove Road, Columbia, SC 29210	Lexington	Store	Leased

Sportsman’s Warehouse, Inc.	6241 Perimeter Drive, Suite 101, Chattanooga, TN 37421	Hamilton	Store	Leased

Sportsman’s Warehouse, Inc.	1075 South University Avenue, Provo, UT 84601	Utah	Store	Leased

Sportsman’s Warehouse, Inc.	7035 S. High Tech Drive, Suite 200, Midvale, UT 84047	Salt Lake	Headquarters*	Leased

5

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1137 West Riverdale Road, Riverdale, UT 84405	Weber	Store	Leased

Sportsman’s Warehouse, Inc.	2957 East 850 North, St. George, UT 84790	Washington	Store	Leased

Sportsman’s Warehouse, Inc.	9669 South Prosperity Road, West Jordan, UT 84081	Salt Lake	Warehouse	Leased[4]

Sportsman’s Warehouse, Inc.	3550 Ferncliff Avenue N.W., Roanoke, VA 24017	Roanoke	Store	Leased

Sportsman’s Warehouse, Inc.	120 31st Avenue SE, Suite G, Puyallup, WA 98374	Pierce	Store	Leased

Sportsman’s Warehouse, Inc.	4120 East 2nd Street, Casper, WY 82609-2319	Natrona	Store	Leased

Sportsman’s Warehouse, Inc.	3745 East Lincoln Way, Cheyenne, WY 82001	Laramie	Store	Leased

Sportsman’s Warehouse, Inc.	41 W. 84th Avenue, Thornton, CO 80260.	Adams	Out parcel	Owned[5]

Sportsman’s Warehouse, Inc.	1443 South Carson Street, Carson City, NV 89701	Carson City	Store	Leased

Sportsman’s Warehouse, Inc.	611 Valley Mall Parkway, East Wenatchee, WA 98801	Chelan	Store	Leased

Sportsman’s Warehouse, Inc.	18645 NW Tanasbourne Drive, Hillsboro, OR 97124-7129	Washington	Store	Leased

Sportsman’s Warehouse, Inc.	91 E 1400 N, Logan, Utah 84341	Cache	Store	Leased

Pacific Flyway Wholesale, LLC	1630 South 5070 West, Salt Lake City, UT 84104 1730 South 5200 West Salt Lake City, UT 84104[6]	Salt Lake	Warehouse	Leased

Sportsman’s Warehouse, Inc.	2214 Tschache Lane, Bozeman, Montana 59715	Gallatin	Store	Leased

Sportsman’s Warehouse, Inc.	2990 N. Sanders Road, Helena, Montana 59601	Lewis and Clark	Store	Leased

Sportsman’s Warehouse, Inc.	2323 North Reserve Street, Missoula, Montana 59808	Missoula	Store	Leased

Sportsman’s Warehouse, Inc.	63492 Hunnell Road, Bend, Oregon 97701	Deschutes	Store	Leased

Sportsman’s Warehouse, Inc.	9401 East 82nd Avenue, Portland (Clackamas), Oregon 97222	Multnomah	Store	Leased

[4]	This property is also subject to a Sublease dated September 12, 2012 between Sportsman’s Warehouse, Inc. and Integracore, LLC.
[5]	The estimated market value is $376,768.
[6]	This location is for a powder bunker at the facility, which is part of the lease.

6

Loan Party	Address/City/State/Zip Code	County	Type of Location[1]	Owned or Leased
Sportsman’s Warehouse, Inc.	1260 Lancaster Drive SE, Salem, Oregon 97317	Marion	Store	Leased

Sportsman’s Warehouse, Inc.	1405 S. 348th Street, Federal Way, Washington 98003	King	Store	Leased

Sportsman’s Warehouse, Inc.	6603 West Canal Drive, Kennewick, Washington 99336	Benton	Store	Leased

Sportsman’s Warehouse, Inc.	9577 Ridgetop Blvd., N.W., Suite 150, Silverdale, Washington 98383	Kitsap	Store	Leased

Sportsman’s Warehouse, Inc.	11505 NE Fourth Plan Road, Vancouver, Washington 98662	Clark	Store	Leased

Sportsman’s Warehouse, Inc.	***	Salt Lake	Apartment Lease for CEO	Leased

(c)	Set forth below opposite the name of each Loan Party are all locations where such Loan Party maintains any books or records relating to any Collateral (with each location at which chattel paper, if any, is kept being indicated by an “*”):

See Sections 4(a) and 4(b) above.

(d)	Set forth below opposite the name of each Loan Party are all the locations where such Loan Party maintains any material amount (fair market value of $250,000 or more) of its tangible personal property of such Loan Party (whether or not in the possession of such Loan Party) not identified in Section 4(a) or 4(b):

None.

(e)	Set forth below opposite the name of each Loan Party are the names and addresses of all Persons other than such Loan Party, such as lessees, consignees, warehousemen, bailees or purchasers of chattel paper, that have possession of any material amount (fair market value of $250,000 or more) of tangible personal property of such Loan Party:

None.

(f)	Set forth below opposite the name of each Loan Party are the addresses of all other places of business not listed above:

None.

5.	Deposit and Securities Accounts. Set forth below is a true and correct list of each deposit account, securities accounts, or commodity accounts held by each Loan Party, including the name of each institution where each such account is held, the name of such account, the account number of such account and the name of each Person that holds such account:

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7

U.S. Bank National Association

One US Bank Plaza

7th & Washington

St. Louis, Missouri 63101

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Concentration Account

	***	Controlled Disbursement

	***	Main Operating Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

Sportsman’s Warehouse Holdings, Inc.	***	Operating Account

Pacific Flyway Wholesale, LLC	***	Collateral (Depository)

	***	Controlled Disbursement

	***	Operating Account

Sportsman’s Warehouse Southwest, Inc.	***	Depository Account

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8

Wells Fargo Bank, N.A.

299 South Main St., 4th Floor

SLC, UT 84111

Loan Party	Account Number	Account Type
Sportsman’s Warehouse, Inc.	***	Collateral (Depository)

	***	Operating Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Depository Account

	***	Controlled Disbursement

Pacific Flyway Wholesale, LLC	*** ***	Controlled Disbursement Operating Account

6.	Unusual Transactions. Except as described below, all Accounts Receivable have been originated by the Loan Parties and all Inventory has been acquired by the Loan Parties in the ordinary course of business.

None.

7.	Insurance Policies. Set forth below is a schedule setting forth each insurance policy covering any Group Member in effect as of the Closing Date.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

9

Policy Description	Insurer	Broker	Policy Number	Expiration Date
Directors & Officers, Employment Practices, Third Party Discrimination, Fiduciary	National Union Fire Insurance Co.	Diversified Insurance/Carpenter Moore	***	4/1/14

D&O EPLI – Excess	Federal Insurance Company	Diversified Insurance/Carpenter Moore	***	4/1/14

Worker’s Compensation (CA Locations)	Cypress Ins. Co.	Lockton Companies	***	11/1/13

Worker’s Compensation (OR Locations)	Continental Divide Ins Co.	Lockton Companies	***	11/1/13

Worker’s Compensation (All other Locations)	Berkshire Hathaway	Lockton Companies	***	11/1/13

General Liability (California/ Nevada Stores)	Nationwide Mutual Insurance	Lockton Companies	***	11/1/13

General Liability (Kentucky/Mississippi Stores)	Nationwide Property & Casualty Insurance Co.	Lockton Companies	***	11/1/13

General Liability (Alaska Stores)	Scottsdale	Lockton Companies	***	11/1/13

General Liability (All other locations)	Depositor’s Insurance Co	Lockton Companies	***	11/1/13

Property	Affiliated FM	Lockton Companies	***	11/1/13

Umbrella	National Union Fire Ins of PA	Lockton Companies	***	11/1/13

XS Quake	QBE	Lockton Companies	***	11/1/13

Auto	Depositors Ins. Co.	Lockton Companies	***	11/1/13

Ocean Cargo	Lloyds of London	Lockton Companies	***	11/1/13

Crime	National Union Fire of PA	Lockton Companies	***	11/1/13

Network Security	Network Security	Lockton Companies	***	11/1/13

8.	Equity Ownership and other Equity Interests. Set forth below opposite each Loan Party’s name is a true and correct list of all the issued and outstanding capital stock or other equity interests held of record and/or beneficially owned by such Loan Party (including, without any limitation, any equity investment of such Loan Party that represents 50% or less of the equity of the entity in which such investment was made). Attached hereto as Exhibit A is a true and correct organizational chart showing the ownership of each Loan Party and all of its affiliates.

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

10

Name of Loan Party	Name of Issuer	Type of Organization	Class of Capital Stock	Certificate No.(s)	Number of Shares or Equity Interests	Percentage of Outstanding Shares or Equity Interests	Par Value
Sportsman’s Warehouse Holdings, Inc.	Sportsman’s Warehouse, Inc.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse Holdings, Inc.	Minnesota Merchandising Corp.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse, Inc.	Sportsman’s Warehouse Southwest, Inc.	Corporation	Common Stock	1	100 shares	100%	$0.01 par value

Sportsman’s Warehouse, Inc.	Pacific Flyway Wholesale, LLC	Limited liability company	Percentage interests	N/A	100% of percentage interests	100%	N/A

9.	Debt Instruments. Set forth below is a true and correct list of all promissory notes and any other instruments evidencing indebtedness of any Loan Party held by the Loan Parties, including all intercompany notes between the Loan Parties:

None.

10.	US Intellectual Property. Attached hereto as Schedule 10A in proper form for filing with the United States Patent and Trademark Office is a true and complete schedule setting forth all of each Loan Party’s United States issued Patents, Patent applications, Trademark applications and Trademark registrations, including the name of the registered owner and the application/registration number, as applicable, of each issued Patent, Patent application, Trademark application and Trademark registration owned by any Loan Party. Attached hereto as Schedule 10B in proper form for filing with the United States Copyright Office is a true and complete schedule setting forth all of each Loan Party’s United States Copyright registrations and applications, including the name of the registered owner and the application/registration number of each such Copyright registration owned by any Loan Party. Attached hereto as Schedule 10C is a description of all material intellectual property licenses (whether the Loan Party is licensor or licensee).

11.	Foreign Intellectual Property. Attached hereto as Schedule 11A is a true and complete schedule setting forth all of each Loan Party’s non-U.S. Patents and Patent applications, Trademark registrations and Trademark applications, including the name of the registered owner and the application/registration number, as applicable, of each non-U.S. issued Patent, Patent application, Trademark registration and Trademark application owned by any Loan Party. Attached hereto as Schedule 11B is a true and complete schedule setting forth all of each Loan Party’s non-U.S. Copyright registrations and applications, including the name of the registered owner and the application/registration number of each such non-U.S. Copyright registration owned by any Loan Party.

11

12.	Taxes. Set forth below is a true and correct list of all delinquent taxes due for any Loan Party (including, but not limited to, all payroll taxes, personal property taxes, real estate or income taxes).

None.

13.	Assignment of Claims Act. Set forth below is a true and correct list of all written contracts between any Loan Party and the United States government or any department or agency thereof that have a remaining value of at least $250,000, setting forth the contract number, name and address of contracting officer (or other party to whom a notice of assignment under the Assignment of Claims Act should be sent), contract start date and end date, agency with which the contract was entered into, and a description of the contract type.

None.

14.	Commercial Tort Claims and Judgments. Set forth below is a description of each commercial tort claim or judgment held by each Loan Party:

None.

15.	Letters of Credit. Set forth below is a true and correct list of all letters of credit issued in favor of each Loan Party, as beneficiary thereunder:

None.

[Signature Page Follows]

12

IN WITNESS WHEREOF, the undersigned have duly executed this Perfection Certificate as of the date first written above.

SPORTSMAN’S WAREHOUSE, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

MINNESOTA MERCHANDISING CORP.

By:
Name: Kevan Talbot Title: Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

By:
Name: Kevan Talbot Title: Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC

By:
Name: Kevan Talbot Title: Chief Financial Officer

Signature Page to Perfection Certificate

Schedule 10A

to the Perfection Certificate

U.S. TRADEMARKS

Federal Trademark	Registration #	Registration Date
SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	2,390,988	10/03/2000

VITAL IMPACT	2,911,265	12/14/2004

THE GREAT INDOORS FOR THOSE WHO LOVE THE GREAT OUTDOORS	3,001,204	09/27/2005

SPORTSMAN’S NEWS and design	3,060,233	02/21/2006

SPORTSMAN’S WAREHOUSE EST. 1986 OUTFITTER with design	3,223,766	04/03/2007

SPORTSMAN LITE	3,354,654	12/11/2007

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER and design	3,472,243	07/22/2008

SPORTSMAN’S WAREHOUSE	3,675,144	09/01/2009

SPORTSMAN’S WAREHOUSE and design	3,886,160	12/07/2010

ELK HUNTER	3,172,144	11/14/2006

SPORTSMAN’S WAREHOUSE AMERICA’S PREMIER OUTFITTER HUNTING • FISHING • CAMPING • RELOADING • OUTERWEAR • FOOTWEAR and design	3,886,154	12/07/2010

LOST RIVER	3,095,578	05/23/2006

SPORTSMAN’S NEWS THE OFFICIAL PUBLICATION OF SPORTSMAN’S WAREHOUSE	4,267,214	01/01/2013

Schedule 10A

to the Perfection Certificate

State Trademark Registrations:

State	State Trademark	Registration #	Date
Utah	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	UT 37654 2524501-0190	01/30/1998 (Renewed 3/19/2008)

Idaho	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR and design	16237	02/08/1999

Idaho	SPORTSMAN’S WAREHOUSE	16236	02/08/1999

Colorado	SPORTSMAN’S WAREHOUSE HUNTING FISHING CAMPING RELOADING OUTERWEAR FOOTWEAR	19991032010	02/19/1999

Colorado	SPORTS WAREHOUSE INC.	19991032013	02/19/1999

Montana	SPORTSMAN’S WAREHOUSE	22742	05/19/2003

Washington	SPORTSMAN’S WAREHOUSE SUPERIMPOSED OVER AN OUTLINE OF MOUNTAINS	51,926	07/23/2007

Trade Name Registrations:

State	Trade Name	Registration #	Date
Wyoming	SPORTSMAN’S WAREHOUSE	2000-000404918	05/25/2000 (Renewed 05/21/2010)

Colorado	SPORTSMAN’S WAREHOUSE	19991024660	02/09/1999

Trademark Applications:

Trademark	Application Number	Application Date
TAKE IT OUTSIDE	86/015,232	07/19/2013

SPORTSMAN’S WARESHOUSE AMERICA’S PREMIER OUTFITTER HUNTING FISHING CAMPING RELOADING CLOTHING FOOTWEAR TAKE IT OUTSIDE	86/015,241	07/19/2013

SW	86/004,216	07/08/2013

DESIGN (outline of Mountain Range)	85/727,803	09/13/2012

RUSTIC RIDGE	85/721,995	09/06/2012

Schedule 10A

to the Perfection Certificate

DOMAIN NAME REGISTRATIONS:

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
BOYDSSPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	08/02/2010	Sportsman’s Warehouse

BOYDSSPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	07/18/2010	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	03/05/2012	Sportsman’s Warehouse

EMAILSW.COM	Public	GoDaddy.com LLC	10/11/2001	Sportsman’s Warehouse

EMAILSW.NET	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

EMAILSW.US	Public	GoDaddy.com LLC	10/29/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/27/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

PACIFICFLYWAY.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

RUSTICRIDGECO.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICRIDGEOUTFITTERS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
RUSTICRIDGESPORTS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTICSPORTSMANS.COM	Public	GoDaddy.com LLC	09/13/2012	Sportsman’s Warehouse

RUSTIKRIDGE.COM	Public	GoDaddy.com LLC	09/05/2012	Sportsman’s Warehouse

SMWDEPOT.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWH.NET	Public	GoDaddy.com LLC	05/02/2004	Sportsman’s Warehouse

SMWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

SMWSHOP.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SMWSTORE.COM	Public	GoDaddy.com LLC	11/03/2011	Sportsman’s Warehouse

SPORTMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	10/22/2004	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.COM	Public	GoDaddy.com LLC	06/28/2002	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.INFO	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.MOBI	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.NET	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.ORG	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

SPORTSMANS-WAREHOUSE.US	Public	GoDaddy.com LLC	06/16/2009	Sportsman’s Warehouse

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANS.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANS.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANS.ORG	Public	GoDaddy.com LLC	10/25/2001	Sportsman’s Warehouse

SPORTSMANS.TV	Public	GoDaddy.com LLC	10/08/2007	Sportsman’s Warehouse

SPORTSMANS.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSAVIATION.COM	Public	GoDaddy.com LLC	11/08/2007	Sportsman’s Warehouse

SPORTSMANSFISHINGWAREHOUSE.COM	Public	GoDaddy.com LLC	11/10/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.NET	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTSMANSNATION. COM	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNATION.ORG	Public	GoDaddy.com LLC	08/18/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.BIZ	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.COM	Public	GoDaddy.com LLC	03/21/2004	Sportsman’s Warehouse

SPORTSMANSNEWS.INFO	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.MOBI	Public	GoDaddy.com LLC	09/17/2008	Sportsman’s Warehouse

SPORTSMANSNEWS.NET	Public	GoDaddy.com LLC	12/17/2004	Sportsman’s Warehouse

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANSNEWS.ORG	Public	GoDaddy.com LLC	06/27/2006	Sportsman’s Warehouse

SPORTSMANSNEWS.WS	Public	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/27/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUS.COM	Public	GoDaddy.com LLC	09/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.BIZ	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CC	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM	Public	GoDaddy.com LLC	12/21/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.COM.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.MOBI	Public	GoDaddy.com LLC	03/06/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NAME	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANSWAREHOUSE.NET	Public	GoDaddy.com LLC	10/25/1999	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.NET.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.ORG.CN	Public	GoDaddy.com LLC	10/18/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.TV	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.US	Public	GoDaddy.com LLC	02/04/2003	Sportsman’s Warehouse

SPORTSMANSWAREHOUSE.WS	Public	GoDaddy.com LLC	10/12/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	12/26/2007	Sportsman’s Warehouse

SPORTSMANSWEARHOUSE. COM	Public	GoDaddy.com LLC	11/27/2005	Sportsman’s Warehouse

SPORTSMANSWH.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

SPORTSMANSWHAREHOUSE.COM	Public	GoDaddy.com LLC	10/30/2008	Sportsman’s Warehouse

***	Private	GoDaddy.com LLC	02/25/2008	Sportsman’s Warehouse

SPORTSMANSWHSE.COM	Public	GoDaddy.com LLC	07/31/2008	Sportsman’s Warehouse

*** Indicates that certain information contained herein has been omitted and confidentially submitted separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule 10A

to the Perfection Certificate

Domain Name	Privacy Status	Registrar	Registration Date	OWNER
SPORTSMANWAREHOUSE.COM	Public	GoDaddy.com LLC	06/25/2002	Sportsman’s Warehouse

SWOUTPOST.COM	Public	GoDaddy.com LLC	04/12/2012	Sportsman’s Warehouse

THESPORTSMANSWAREHOUSE.INFO	Public	GoDaddy.com LLC	01/21/2011	Sportsman’s Warehouse

SPORTSMANSHUNTINGWAREHOUSE.COM	Public	GoDaddy.com LLC	10/06/2010	Sportsman’s Warehouse

SPORTMANSWEREHOUSE.COM	Public	GoDaddy.com LLC	12/02/2006	Sportsman’s Warehouse

SPORTSMAN-WAREHOUSE.COM	Public	GoDaddy.com LLC	09/29/2004	Sportsman’s Warehouse

YUKONGOLDOUTFITTERS.COM	Public	GoDaddy.com LLC	09/18/2012	Sportsman’s Warehouse

Schedule 10B

to the Perfection Certificate

U.S. REGISTERED COPYRIGHTS

None.

Schedule 10C

to the Perfection Certificate

INTELLECTUAL PROPERTY LICENSES

None.

Schedule 11A

to the Perfection Certificate

FOREIGN TRADEMARKS

None.

FOREIGN PATENTS

None.

Schedule 11B

to the Perfection Certificate

FOREIGN REGISTERED COPYRIGHTS

None.

Exhibit A

to the Perfection Certificate

Organizational Chart

Attached.

Exhibit C to the Guarantee and

Collateral Agreement

FORM OF SHORT FORM INTELLECTUAL PROPERTY AGREEMENT

See attached.

3

Exhibit C-1 to the Guarantee and

Collateral Agreement

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Trademark (as defined in the Guarantee and Collateral Agreement referenced below) registrations and applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, the Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Trademark Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Trademark Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Trademarks owned by such Grantor, including, without limitation:

(i)	each Trademark registration and application listed as owned by such Grantor on Schedule 1 annexed hereto;

(ii)	all goodwill associated therewith or symbolized by such Trademarks, and

Exhibit C-1 to the Guarantee and

Collateral Agreement

(iii)	all proceeds of and products of such Trademarks, including any claim by such Grantor against third parties for past, present, future infringement or dilution of such Trademarks or injury to the goodwill associated with such Trademarks.

Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term “Trademark” shall not include any Trademark applications filed in the United States Patent and Trademark Office on the basis of a Grantor’s “intent-to-use” such Trademark (unless and until a statement of use in connection therewith has been filed with the United States Patent and Trademark Office). Each Grantor acknowledges that, following the filing with the United States Patent and Trademark Office of a statement of use with respect to any intent-to-use Trademark, such Grantor’s interest in any such intent-to-use Trademark application shall automatically be subject to the security interest in favor of the Collateral Agent granted hereunder.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-1 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-1 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-1 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Trademark Security Agreement

TRADEMARK REGISTRATIONS AND APPLICATIONS

Exhibit C-2 to the Guarantee and

Collateral Agreement

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Patents (as defined in the Guarantee and Collateral Agreement referenced below) and Patent applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Patent Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Patent Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Patents owned by such Grantor, including, without limitation:

(i)	each issued Patent and Patent application listed as owned by such Grantor on Schedule 1 annexed hereto;

Exhibit C-2 to the Guarantee and

Collateral Agreement

(ii)	all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein; and

(iii)	all proceeds of and products of such Patents, including any claim by such Grantor against third parties for past, present, future infringement of such Patents.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-2 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-2 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-2 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Patent Security Agreement

ISSUED PATENTS AND PATENT APPLICATIONS

Exhibit C-3 to the Guarantee and

Collateral Agreement

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT (“Agreement”), dated as of [            ,     ], 2010, by [                    ], a [                    ], and [                    ], a [                    ] (each herein referred to as a “Grantor” and, together, the “Grantors”), in favor of Credit Suisse AG, located at Eleven Madison Avenue, New York, NY 10010, as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, each Grantor owns the Copyright (as defined in the Guarantee and Collateral Agreement referenced below) registrations and applications listed as owned by such Grantor on Schedule 1 annexed hereto; and

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Holdings, the Lenders (as each is defined in the Credit Agreement) and, in its capacity as administrative agent and collateral agent, the Collateral Agent, the Lenders have agreed to extend credit to the Borrower pursuant to, and upon the terms and conditions specified therein; and

WHEREAS, the obligations of the Lenders to extend credit to the Borrower are conditioned upon, among other things, the execution and delivery of that certain Guarantee and Collateral Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) among Borrower, Holdings, the subsidiaries of the Borrower from time to time party thereto (including each Grantor) and, in its capacity as collateral agent, the Collateral Agent;

WHEREAS, pursuant to the terms of the Guarantee and Collateral Agreement, each Grantor has pledged to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and granted to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in the Copyright Collateral (as defined below), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest, as security for the payment or performance, as the case may be of the Obligations (as defined in the Credit Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor, as security for the payment or performance, as the case may be of the Obligations, hereby pledges to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, a security interest in all right, title or interest in or to the following (all of the following items or types of property being herein collectively referred to as the “Copyright Collateral”), whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time may acquire any right, title or interest):

(a)	all of the Copyrights owned by such Grantor, including, without limitation:

(i)	each Copyright registration and application listed as owned by such Grantor on Schedule 1 annexed hereto; and

Exhibit C-3 to the Guarantee and

Collateral Agreement

(ii)	all proceeds of and products of such Copyrights, including any claim by such Grantor against third parties for past, present, future infringement of such Copyrights.

The foregoing security interest is granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Guarantee and Collateral Agreement. Each Grantor does hereby further acknowledge and affirm that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Agreement is deemed to conflict with the Guarantee and Collateral Agreement, the provisions of the Guarantee and Collateral Agreement shall control.

This Agreement shall be construed in accordance with and governed by the laws of the state of New York, without regard to conflict of laws principles. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.

This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract.

[signature page follows]

Exhibit C-3 to the Guarantee and

Collateral Agreement

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed by its officer thereunto duly authorized as of the date first set forth above.

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Exhibit C-3 to the Guarantee and

Collateral Agreement

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Exhibit C-3 to the Guarantee and

Collateral Agreement

SCHEDULE 1

to

Copyright Security Agreement

COPYRIGHT REGISTRATIONS AND APPLICATIONS

EXHIBIT E

FORM OF INTERCREDITOR AGREEMENT

See attached.

EXECUTION VERSION

INTERCREDITOR AGREEMENT

by and between

WELLS FARGO BANK, NATIONAL ASSOCIATION

as ABL Agent,

and

CREDIT SUISSE AG

as Term Agent

Dated as of August 20, 2013

INTERCREDITOR AGREEMENT

THIS INTERCREDITOR AGREEMENT (as Modified (as defined herein) from time to time in accordance with the terms hereof, this “Agreement”) is entered into as of August 20, 2013 between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “ABL Agent”) for (i) the financial institutions, investors and other Persons (this and each other capitalized term used herein and not otherwise defined having the meaning given to it in Article I below) party from time to time to the ABL Credit Agreement referred to below as lenders (such financial institutions investors and other Persons, together with their respective successors, assigns and transferees, including any letter of credit issuers under the ABL Credit Agreement, the “ABL Lenders”), (ii) any ABL Cash Management Providers and (iii) any ABL Bank Product Providers (such ABL Cash Management Providers and ABL Bank Product Providers, together with the ABL Agent and the ABL Lenders and any other secured parties under the ABL Credit Agreement, the “ABL Secured Parties”) and CREDIT SUISSE AG, in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Term Agent”) for (i) the financial institutions investors and other Persons, party from time to time to the Term Credit Agreement referred to below as lenders (such financial institutions investors and other Persons, together with their respective successors, assigns and transferees, the “Term Lenders”), and (ii) any Term Hedging Affiliates (such Term Hedging Affiliates, together with the Term Agent and the Term Lenders, the “Term Secured Parties”).

RECITALS

A. Pursuant to that certain Credit Agreement dated as of May 28, 2010, among Sportsman’s Warehouse, Inc., a Utah corporation, as the lead borrower (in such capacity, the “Lead Borrower”) for itself and the other Borrowers party thereto from time to time (together with the Lead Borrower, collectively, the “ABL Borrowers”), the ABL Borrowers, the Guarantors party thereto from time to time, the ABL Lenders party thereto from time to time and the ABL Agent, as amended by (i) the First Amendment to Credit Agreement, made as of October 27, 2011, by and among the Lead Borrower, the other Borrowers party thereto, the Guarantors party thereto, the ABL Lenders party thereto and the ABL Agent, (ii) the Second Amendment to Credit Agreement, made as of November 13, 2012, by and among the Lead Borrower, the other Borrowers party thereto, the Guarantors party thereto, the ABL Lenders party thereto and the ABL Agent, and (iii) the Third Amendment to Credit Agreement (the “Third ABL Amendment”), made as of August 20, 2013, by and among the Lead Borrower, the other Borrowers party thereto, the Guarantors party thereto, the ABL Lenders party thereto and the ABL Agent (and as such agreement has further been and may hereafter be Modified from time to time in accordance with the terms hereof, the “Original ABL Credit Agreement”), the ABL Lenders have agreed to make certain loans and other financial accommodations to or for the benefit of the ABL Borrowers.

B. Pursuant to that certain Guaranty dated as of May 28, 2010 (as Modified from time to time in accordance with the terms hereof, the “ABL Guaranty”), by each of the ABL Guarantors in favor of the ABL Agent and the other ABL Secured Parties, the ABL Guarantors have guaranteed, inter alia, the payment and performance of the ABL Obligations.

C. As a condition to the effectiveness of the ABL Credit Agreement and to secure the obligations of the ABL Borrowers and the ABL Guarantors (the ABL Borrowers, the ABL Guarantors and each other direct or indirect subsidiary or parent of the Borrowers or any of their affiliates that is now or hereafter becomes a party to any ABL Document, collectively, the “ABL Credit Parties”) under and in connection with the ABL Documents (including, without limitation, the ABL Security Agreement (as hereinafter defined)), the ABL Credit Parties granted to the ABL Agent (for the benefit of the ABL Secured Parties) Liens (as hereinafter defined) on the Collateral (as hereinafter defined).

D. Pursuant to that certain Credit Agreement, dated as of August 20, 2013, by and among the Lead Borrower, as the Borrower thereunder (in such capacity, the “Term Borrower”), the Parent, as Holdings thereunder, the Term Lenders and the Term Agent (as such agreement may be Modified from time to time in accordance with the terms hereof, the “Original Term Credit Agreement”), the Term Lenders have agreed to make term loans to the Term Borrower.

E. Pursuant to that certain Guarantee and Collateral Agreement, dated as of August 20, 2013 (as Modified from time to time in accordance with the terms hereof, the “Term Guarantee and Collateral Agreement”) by each of the Term Guarantors in favor of the Term Agent and the other Term Secured Parties, the Term Guarantors have guaranteed, inter alia, the payment and performance of the Term Obligations.

F. As a condition to the effectiveness of the Term Credit Agreement and to secure the obligations of the Term Borrower and the Term Guarantors (the Term Borrower and the Term Guarantors, collectively, the “Term Credit Parties”) under and in connection with the Term Documents (including, without limitation, the Term Guarantee and Collateral Agreement), the Term Credit Parties have granted to the Term Agent (for the benefit of the Term Secured Parties) Liens on the Collateral.

G. Each of the ABL Agent (on behalf of the ABL Secured Parties) and the Term Agent (on behalf of the Term Secured Parties) desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein and, by their acknowledgment hereof, the ABL Credit Parties and the Term Credit Parties desire to acknowledge such priorities, rights and interests.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined: Account, Chattel Paper, Commercial Tort Claim, Commodity Account, Commodity Contract, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixtures, General Intangible, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Money, Payment Intangible, Promissory Note,

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Records, Security, Securities Account, Security Entitlement, Supporting Obligation and Tangible Chattel Paper.

Section 1.2 Other Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the ABL Credit Agreement or the Term Credit Agreement, as applicable. In addition, subject to Section 1.1, as used in this Agreement, the following terms shall have the meanings set forth below:

“ABL Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent”, “Administrative Agent”, “Collateral Agent”, or similar term under the ABL Credit Agreement.

“ABL Bank Product Agreement” means any agreement pursuant to which any ABL Bank Products are provided, including, without limitation, any Swap Contract.

“ABL Bank Product Obligations” shall mean obligations owed by any ABL Borrower or any other ABL Credit Party to any ABL Bank Product Provider pursuant to any ABL Bank Product Agreement or otherwise in respect of or in connection with any ABL Bank Products.

“ABL Bank Product Provider” shall mean, as of any date of determination, the ABL Agent, any ABL Lender or any of their respective Affiliates that is owed ABL Bank Product Obligations by an ABL Credit Party, together with their respective successors, assigns and transferees.

“ABL Bank Products” means any services or facilities (excluding any letters of credit, revolving loans or other debt for borrowed money) provided to any ABL Credit Party by the ABL Agent or any of its Affiliates (but excluding Cash Management Services) including, without limitation, on account of (a) Swap Contracts, (b) merchant services constituting a line of credit, (c) leasing, (d) Factored Receivables (as defined in the ABL Credit Agreement), and (e) supply chain finance services including, without limitation, trade payable services and supplier accounts receivable purchases.

“ABL Borrowers” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Borrowing Base” shall have the meaning assigned to that term in the ABL Credit Agreement as in effect as of the date hereof, including all component definitions thereof.

“ABL Cash Management Obligations” shall mean obligations owed by any ABL Borrower or any other ABL Credit Party to any ABL Cash Management Provider in respect of or in connection with any Cash Management Services.

“ABL Cash Management Provider” shall mean, as of any date of determination, the ABL Agent or any of its Affiliates who provide Cash Management Services to any ABL Credit Party.

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“ABL Collateral Documents” shall mean all “Security Documents” or any similar terms as defined in the ABL Credit Agreement, and all other security agreements, mortgages, deeds of trust, account control agreements, customs brokers agreements, collateral access agreements, and other collateral documents executed and delivered in connection with the ABL Credit Agreement, in each case as the same may be Modified from time to time in accordance with the terms hereof.

“ABL Credit Agreement” shall mean the Original ABL Credit Agreement and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, restating, renewing, defeasing, repaying, exchanging, replacing or refinancing (including by adding any new or additional Subsidiaries or Affiliates of a Credit Party) all or any portion of the ABL Obligations, whether by the same or any other agent, trustee, lender, group of lenders, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred thereunder (provided that, subject to Section 7.20 hereof, after giving effect to any such increase, the sum of (i) the maximum aggregate principal amount of the loans thereunder plus (ii) the face amount of letters of credit issued and outstanding thereunder, plus (iii) the aggregate amount of ABL Obligations with respect to ABL Bank Products, calculated, in the case of Swap Contracts, on the applicable Swap Termination Value (as defined in the ABL Credit Agreement) shall not exceed the ABL Debt Cap (provided that, for the avoidance of doubt, ABL Obligations under ABL Cash Management Services shall not be included in the calculation of the ABL Debt Cap)). For clarity, the term “ABL Credit Agreement” shall include, without limitation, an agreement pursuant to which the ABL Agent or any other ABL Secured Party provides ABL DIP Financing to any of the Credit Parties.

“ABL Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“ABL Debt Cap” means (a) the lesser of (i) $122,500,000 (or such greater amount as is permitted under the Term Documents) minus the sum of all permanent reductions of commitments under the revolving credit facility provided for in the ABL Credit Agreement (other than any such reduction in connection with a Refinancing), or (ii) the sum of (A) 110% of the ABL Borrowing Base (as determined based upon the most recent Borrowing Base Certificate received by the ABL Agent prior to the funding of a loan or advance under the ABL Credit Agreement or the issuance, renewal or amendment of a Letter of Credit (it being understood and agreed that the use of cash collateral in an Insolvency Proceeding shall not constitute a funding of a loan or advance)), plus (B) any Inadvertent Overadvance Amounts, minus (C) the Minimum Availability Amount; plus (b) amounts incurred in connection with a Refinancing to pay accrued or capitalized interest, original issue discount and reasonable fees and expenses incurred in connection with such Refinancing; provided that, for the avoidance of doubt, ABL Obligations under ABL Cash Management Services shall not be included in the calculation of the ABL Debt Cap.

“ABL Deposit and Securities Accounts” means all Deposit Accounts, Securities Accounts, collection accounts and lockbox accounts (and all related lockboxes) of the Credit Parties (other than the Term Loan Priority Accounts).

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“ABL DIP Financing” shall have the meaning set forth in Section 6.1(a).

“ABL Documents” shall mean the ABL Credit Agreement, any ABL Guaranty, any ABL Collateral Document, all agreements regarding Cash Management Services between any ABL Credit Party and any ABL Cash Management Provider, any ABL Bank Product Agreement between any ABL Credit Party and any ABL Bank Product Provider, and any other ancillary agreement as to which any ABL Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any ABL Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the ABL Agent or any other ABL Secured Party, in connection with any of the foregoing or the ABL Credit Agreement, in each case as the same may be Modified from time to time in accordance with the terms hereof.

“ABL Guarantors” shall mean the collective reference to (i) the Parent and each Subsidiary of the Parent (other than the ABL Borrowers) that is or becomes party to the ABL Guaranty, in each case, other than any such Person that has ceased to be a Guarantor under the ABL Guaranty as a result of a transaction not prohibited by the ABL Credit Agreement, and (ii) any other Person who becomes a guarantor under any ABL Guaranty. The term “ABL Guarantors” shall include all “Guarantors” under and as defined in the ABL Credit Agreement.

“ABL Guaranty” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other guaranty made by an ABL Guarantor guaranteeing, inter alia, the payment and performance of any ABL Obligations.

“ABL Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” or similar term under the ABL Credit Agreement.

“ABL Obligations” shall mean any and all obligations of every nature of each ABL Credit Party from time to time owed to the ABL Secured Parties, or any of them, under, in connection with, or evidenced or secured by any ABL Document, including, without limitation, all “Obligations” or similar term as defined in the ABL Credit Agreement and whether for principal, interest, reimbursement of amounts drawn under letters of credit, payments for early termination of ABL Bank Product Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any ABL Document (including interest, fees, expenses and indemnifications which, but for the filing of a petition in bankruptcy with respect to such ABL Credit Party, would have become due or accrued on any ABL Obligation, whether or not a claim is allowed against such ABL Credit Party for such interest, fees, expenses and indemnifications in the related bankruptcy proceeding), as Modified in whole or in part from time to time in accordance with the terms hereof. For clarity, the term “ABL Obligations” shall include, without limitation, all obligations on account of any ABL DIP Financing provided by the ABL Agent or any other ABL Secured Party to any of the Credit Parties.

“ABL Priority Collateral” shall mean all Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws), would be ABL Priority Collateral):

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(1) all Accounts (including, without limitation, all Credit Card Receivables (as defined in the ABL Credit Agreement), whether classified as Accounts, General Intangibles or otherwise under the Uniform Commercial Code), other than Accounts which constitute identifiable proceeds of Term Priority Collateral;

(2) cash, Money and cash equivalents (other than identifiable proceeds of Term Priority Collateral);

(3) all (x) Deposit Accounts (other than Term Loan Priority Accounts) and Money and all cash, checks, other negotiable instruments, funds and other evidences of payments held therein or credited thereto (other than Money, checks, other negotiable instruments, funds and other evidences of payments held therein or credited thereto which constitute identifiable proceeds of any Term Priority Collateral), (y) Securities Accounts (other than Term Loan Priority Accounts), Security Entitlements and Securities held in or credited to any such Securities Accounts (other than Equity Interests and other than investment property held in or credited to any such Securities Accounts which constitute identifiable proceeds of any Term Priority Collateral) and (z) Commodity Accounts (other than Term Loan Priority Accounts) and Commodity Contracts credited thereto, and, in each case, all cash, Money, cash equivalents, checks and other property held therein or credited thereto (other than Equity Interests and other than Money, checks, other negotiable instruments, funds and other evidences of payments held therein or credited thereto which constitute identifiable proceeds of any Term Priority Collateral); provided, however, that to the extent that identifiable proceeds of Term Priority Collateral are deposited in any such Deposit Accounts or Securities Accounts after the delivery of a Term Cash Proceeds Notice, such identifiable proceeds shall be treated as Term Priority Collateral;

(4) all Inventory;

(5) to the extent relating to, evidencing or governing any of the items referred to in the preceding clauses (1) through (4) constituting ABL Priority Collateral, all Documents, General Intangibles (including Payment Intangibles and all rights under contracts but excluding any Intellectual Property), Instruments (including Promissory Notes), Chattel Paper (including Tangible Chattel Paper and Electronic Chattel Paper), Commercial Tort Claims and indebtedness owing by, between or among Credit Parties and their Affiliates, whether or not represented by a note or agreement; provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the ABL Priority Collateral (and only to such extent);

(6) to the extent relating to any of the items referred to in the preceding clauses (1) through (5) constituting ABL Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; provided that to the extent any of the foregoing also relates to Term Priority Collateral, only that portion related to the items referred to in the preceding clauses (1) through (5) shall be included in the ABL Priority Collateral (and only to such extent);

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(7) all books and Records relating to the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (6) constituting ABL Priority Collateral but, in each case, excluding any Intellectual Property); and

(8) all collateral security and guarantees with respect to any of the foregoing and all cash, Money, cash equivalents, insurance proceeds, Instruments, Securities and Financial Assets received as proceeds of any of the foregoing, but, in any event, excluding the Term Priority Collateral and Term Priority Proceeds (such proceeds, “ABL Priority Proceeds”).

“ABL Recovery” shall have the meaning set forth in Section 5.3(a).

“ABL Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“ABL Security Agreement” shall mean that certain Security Agreement dated as of May 28, 2010, by and among the ABL Credit Parties and the ABL Agent (for the benefit of the ABL Secured Parties), as Modified from time to time in accordance with the terms hereof, and shall also include any other security agreement made by an ABL Credit Party pursuant to which such ABL Credit Party shall have granted a Lien in favor of the ABL Agent to secure the payment and performance of any ABL Obligations.

“ABL Standstill Period” shall the period (a) commencing on the date of the Term Agent’s receipt of written notice from the ABL Agent certifying that (x) an Event of Default under the ABL Credit Agreement has occurred and is continuing and (y) the ABL Agent intends to commence an Exercise of Secured Creditor Remedies against any of the Term Priority Collateral; and (b) ending on the date which is the earlier to occur of (x) the date upon which the Discharge of Term Obligations shall have occurred (or prior thereto upon obtaining the written consent of the Term Agent), and (y) one hundred and twenty (120) days thereafter.

“Affiliate” shall mean, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agent(s)” means individually the ABL Agent or the Term Agent and collectively means both the ABL Agent and the Term Agent.

“Agreement” shall have the meaning assigned to that term in the introduction to this Agreement.

“Asset Sale Proceeds Pledged Account” shall mean an account subject to the control of the Term Agent in which the applicable proceeds from any disposition of Term Priority Collateral is held pending reinvestment pursuant to the Term Credit Agreement. For clarity, the and all cash, checks, other negotiable instruments, funds and other evidences of payments held in

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or credited to such Asset Sale Proceeds Pledged Account shall constitute Collateral, and more specifically, Term Priority Collateral.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as now or hereafter in effect or any successor thereto.

“Borrowers” shall mean any of the ABL Borrowers or the Term Borrower.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed (or are in fact closed).

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. Whether a lease constitutes a Capitalized Lease shall be determined in accordance with GAAP and policies in conformity with those used to prepare the financial statements of Holdings and its Subsidiaries for the fiscal year ended January 28, 2012.

“Capitalized Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. Whether a lease constitutes a Capital Lease Obligation shall be determined in accordance with GAAP and policies in conformity with those used to prepare the financial statements of Holdings and its Subsidiaries for the fiscal year ended January 28, 2012.

“Cash Management Services” means any agreement or arrangement to provide cash management services, including automated clearinghouse transfers, controlled disbursement accounts, treasury, depository, overdraft, credit card processing, credit or debit card, purchase card, electronic funds transfer and other cash management arrangements.

“Collateral” shall mean all Property now owned or hereafter acquired by any Borrower or any Guarantor in or upon which a Lien is granted or purported to be granted to any ABL Agent or any Term Agent under any of the ABL Collateral Documents or the Term Collateral Documents, together with all rents, issues, profits, products and Proceeds thereof.

“Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Collateral” shall mean any Collateral consisting of any Certificated Security (as defined in Section 8-102 of the Uniform Commercial Code), Investment Property, Deposit Account, Instruments and any other Collateral as to which a Lien may be perfected through possession or control by the secured party, or any agent therefor.

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“Copyright Licenses” shall mean any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now or hereafter owned by any Credit Party or that such Credit Party otherwise has the right to license, or granting any right to any Credit Party under any Copyright now or hereafter owned by any third party, and all rights of such Credit Party under any such agreement.

“Copyrights” shall mean all of the following now owned or hereafter acquired by or assigned to any Credit Party: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, whether registered or unregistered and whether published or unpublished, (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, and all: (i) rights and privileges arising under applicable law with respect to such Credit Party’s use of such copyrights, (ii) reissues, renewals and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Credit Documents” shall mean the ABL Documents and the Term Documents.

“Credit Parties” shall mean the ABL Credit Parties and the Term Credit Parties.

“Debtor Relief Laws” shall mean the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Discharge of ABL Obligations” shall mean (a)(i) the payment in full in cash of all outstanding ABL Obligations (excluding (x) contingent indemnity obligations with respect to then unasserted claims, (y) LC Obligations (as defined below) (which are provided for in clause (ii) below), and (z) obligations with respect to ABL Bank Product Obligations, and ABL Cash Management Obligations (which are provided for in clause (iii) below)), (ii) with respect to amounts available to be drawn under outstanding letters of credit issued under the ABL Credit Agreement (or indemnities or other undertakings issued pursuant thereto in respect of outstanding letters of credit) (collectively, the “LC Obligations”), the cancellation of such letters of credit or the delivery or provision of cash collateral or backstop letters of credit in respect thereof in compliance with the terms of the ABL Credit Agreement (which shall not exceed an amount equal to 105% of the aggregate undrawn amount of such letters of credit issued in US Dollars and (iii) with respect to ABL Bank Product Obligations and ABL Cash Management Obligations (or indemnities or other undertakings issued pursuant thereto in respect of outstanding ABL Bank Product Obligations and ABL Cash Management Obligations) the termination thereof and payment in full in cash of all ABL Obligations (other than contingent indemnity obligations with respect to then unasserted claims) with respect thereto or the delivery or provision of cash collateral in respect thereof in compliance with the terms of the ABL Credit

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Agreement, and (b) the termination or expiration of all commitments to extend credit under the ABL Documents.

“Discharge of Term Obligations” shall mean (i) the payment in full in cash of all outstanding Term Obligations (excluding (x) contingent indemnity obligations with respect to then unasserted claims and (y) obligations with respect to with respect to Term Hedging Agreements (which are provided for in clause (iii) below)), (ii) termination or expiration of all commitments to extend credit under the Term Documents and (iii) with respect to Term Hedging Agreements (or indemnities or other undertakings issued pursuant thereto in respect of outstanding Term Hedging Agreements) the termination thereof and payment in full in cash of all Term Obligations (other than contingent indemnity obligations with respect to then unasserted claims) with respect thereto or the delivery or provision of cash collateral in respect thereof in compliance with the terms of the Term Credit Agreement.

“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Credit Party now or hereafter has any right, title or interest.

“Domestic Subsidiary” shall mean any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia (excluding, for the avoidance of doubt, any Subsidiary organized under the laws of Puerto Rico or any other territory).

“Enforcement Notice” shall mean a written notice delivered by either the ABL Agent or the Term Agent to the other stating that such Agent intends to commence an Exercise of Secured Creditor Remedies against any of the Collateral.

“Equity Interest” shall mean, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“Event of Default” shall mean an “Event of Default” or similar term under and as defined in the ABL Credit Agreement or the Term Credit Agreement, as applicable.

“Excess ABL Obligations” means the sum of (a) the portion of the principal amount of the loans outstanding under the ABL Documents and the undrawn amount of all outstanding letters of credit issued under the ABL Documents that is in excess of the ABL Debt Cap, plus (b) the portion of interest and fees on account of such portion of the loans and letters of credit described in clause (a) of this definition.

“Excess Term Obligations” means the sum of (a) the portion of the principal amount of the loans outstanding under the Term Documents in excess of the Term Debt Cap, plus (b) the portion of interest and fees on account of such portion of the loans described in clause (a) of this definition.

“Exercise of Any Secured Creditor Remedies” or “Exercise of Secured Creditor Remedies” shall mean, except as otherwise provided in the final sentence of this definition:

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(b) the taking by any Secured Party of any action to enforce or realize upon any Lien, including the institution of any foreclosure proceedings or the noticing of any public or private sale pursuant to Article 9 of the Uniform Commercial Code or other applicable law;

(c) the exercise by any Secured Party of any right or remedy provided to a secured creditor on account of a Lien under any of the Credit Documents, under applicable law, in an Insolvency Proceeding or otherwise, including the election to retain any of the Collateral in satisfaction of a Lien;

(d) the taking of any action by any Secured Party or the exercise of any right or remedy by any Secured Party in respect of the collection on, set off against, marshaling of, injunction respecting or foreclosure on the Collateral or the Proceeds thereof;

(e) the appointment on the application of a Secured Party, of a receiver, receiver and manager or interim receiver of all or part of the Collateral;

(f) the sale, lease, license or other disposition of all or any portion of the Collateral by private or public sale conducted by any Secured Party or any other means at the direction of any Secured Party permissible under applicable law;

(g) the exercise of any other right of a secured creditor under Part 6 of Article 9 of the Uniform Commercial Code or under provisions of similar effect under other applicable law; and

(h) the exercise by any Secured Party of any voting rights relating to any Equity Interest included in the Collateral.

For the avoidance of doubt, none of the following shall be deemed to constitute an Exercise of Secured Creditor Remedies: (i) the filing of a proof of claim by a Secured Party in any Insolvency Proceeding or the seeking of adequate protection in accordance with the provisions of Article VI hereof, (ii) the exercise of rights by the ABL Agent upon the occurrence of a Cash Dominion Event (as defined in the ABL Credit Agreement), including, without limitation, the notification of account debtors, depository institutions or any other Person to deliver proceeds of ABL Priority Collateral to the ABL Agent, (iii) the consent by the ABL Agent to a store closing sale, going out of business sale or other disposition by any Credit Party of any of the ABL Priority Collateral, (iv) the reduction of advance rates or sub-limits by the ABL Agent and the ABL Lenders, or (v) the imposition of Reserves (as defined in the ABL Credit Agreement) by the ABL Agent.

“Foreign Subsidiary” shall mean any direct or indirect Subsidiary of the Parent that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time.

“Governmental Authority” shall mean the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive,

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legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). For the avoidance of doubt “Governmental Authority” shall include Bureau of Alcohol, Tobacco and Firearms and any state agency, authority, instrumentality, regulatory body or other entity having a similar purview.

“Guarantor” shall mean any of the ABL Guarantors or Term Guarantors.

“Inadvertent Overadvance Amounts” shall mean the aggregate amount of all Overadvances resulting from any and all Inadvertent Overadvances.

“Inadvertent Overadvances” shall mean the funding of any loan or advance under the ABL Credit Agreement or the issuance, renewal or amendment of a Letter of Credit by the L/C Issuer which did not result in an Overadvance when made based upon the most recent Borrowing Base Certificate received by the ABL Agent prior to such funding (it being understood and agreed that the use of cash collateral in an Insolvency Proceeding shall not constitute a funding of a loan or advance) or issuance, renewal or amendment of a Letter of Credit but which has, on the relevant date of determination, become an Overadvance as the result of circumstances beyond the reasonable control of the ABL Agent or the other ABL Credit Parties (including as the result of the entry of an adverse order for use of cash collateral by the United States Bankruptcy Court as to which the ABL Agent, on behalf of the ABL Credit Parties, has contested in good faith), including (i) a decline in the value of the Collateral included in the ABL Borrowing Base, (ii) errors or fraud on a Borrowing Base Certificate, (iii) components of the ABL Borrowing Base on any date thereafter being deemed ineligible, (iv) the return of uncollected checks or other items of payment applied to the reduction of Loans (as defined in the ABL Credit Agreement) or other similar involuntary or unintentional actions, (v) the imposition of any Reserve or a reduction in advance rates after the funding of any Loan or the issuance, renewal or amendment of a Letter of Credit by the L/C Issuer or (vi) any other circumstance beyond the reasonable control of the ABL Agent or the other ABL Credit Parties.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind;

(b) all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or similar instruments;

(c) all obligations of such Person upon which interest charges are customarily paid;

(d) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person;

(e) net obligations of such Person under any Swap Contract;

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(f) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business and, in each case, not past due for more than 60 days after the date on which such trade account payable was created);

(g) all indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed or is limited in recourse;

(h) All obligations of such Person in respect of Capital Lease Obligations and Synthetic Lease Obligations;

(i) (i) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Equity Interest in such Person or any other Person (including, without limitation, Disqualified Stock, or any warrant, right or option to acquire such Equity Interest), valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (ii) the liquidation value of all Disqualified Stock of such Person;

(j) the maximum amount of all direct or contingent obligations of such Person as an account party in respect of letters of credit (including standby and commercial);

(k) all obligations of such Person in respect of bankers’ acceptances, bank guaranties, surety bonds and similar instruments; and

(l) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. Notwithstanding the foregoing, in no event will any Plan Redemption Payment be construed to be Indebtedness for purposes of this Agreement.

“Insolvency Proceeding” shall mean any of the following: (i) the filing by any Credit Party of a voluntary petition in bankruptcy under any provision of any Debtor Relief Law or a petition to take advantage of any receivership or insolvency laws, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Credit Party, such Credit Party’s debts or such Credit Party’s assets or the appointment of a trustee, receiver, liquidator, custodian or similar official for such Credit Party or a material part of such Credit Party’s property; (ii) the appointment of a receiver, liquidator, trustee, custodian or other similar official for such Credit Party or all or a material part of such Credit Party’s assets; (iii) the filing of any petition against such Credit Party under any Debtor Relief Law or other receivership or insolvency law, including, without limitation, any petition seeking the dissolution, winding up, total or partial liquidation, reorganization, composition, arrangement, adjustment or readjustment or other relief of such Credit Party, such Credit Party’s debts or such Credit Party’s assets or the

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appointment of a trustee, receiver, liquidator, custodian or similar official for such Credit Party or a material part of such Credit Party’s property; or (iv) the general assignment by such Credit Party for the benefit of creditors or any other marshalling of the assets and liabilities of such Credit Party.

“Intellectual Property” shall mean all intellectual and similar property of every kind and nature now owned, licensed or hereafter acquired by any Credit Party that is subject to a security interest under any ABL Documents and any Term Documents, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Domain Names, trade secrets, confidential or proprietary technical and business information, know how, show how or other data or information, software, databases, all other proprietary information and all embodiments or fixations thereof and related documentation and registrations and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

“Intellectual Property Collateral” shall mean Collateral consisting of Intellectual Property.

“Lead Borrower” shall have the meaning assigned to that term in the introduction to this Agreement.

“Lenders” means, collectively, all of the ABL Lenders and the Term Lenders.

“License” shall mean any Patent License, Trademark License, Copyright License, or other license or sublicense agreement granting rights under Intellectual Property to which any Credit Party is a party.

“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, or any financing lease having substantially the same economic effect as any of the foregoing); provided that in no event shall an operating lease in and of itself be deemed a Lien.

“Lien Priority” shall mean with respect to any Lien of the ABL Secured Parties or the Term Secured Parties in the Collateral, the order of priority of such Lien as specified in Section 2.1.

“Minimum Availability Amount” shall mean that amount of Availability required to be maintained by the ABL Credit Parties pursuant to Section 7.15 (Availability) of the ABL Credit Agreement, as in effect on the date hereof.

“Modify” shall mean amend, restate, amend and restate, supplement, Refinance, replace, defease, exchange, renew, refund, repay, refinance, extend, consolidate, restructure, or otherwise modify. “Modification” and “Modified” have meanings correlative thereto.

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“Net Cash Proceeds” means and includes all proceeds that constitute “Net Cash Proceeds” within the meaning of the ABL Credit Agreement or the Term Loan Agreement, as applicable (as in effect on the date hereof).

“Original ABL Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Original Term Credit Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Overadvance” shall have the meaning assigned to such term in the ABL Credit Agreement.

“Parent” shall mean means Sportsman’s Warehouse Holdings, Inc.

“Patent License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to develop, commercialize, import, make, have made, offer for sale, use or sell any invention on which a Patent, now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, is in existence, or granting to any Credit Party any such right with respect to any invention on which a Patent, now or hereafter owned by any third party, is in existence, and all rights of any Credit Party under any such agreement.

“Patents” shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, and (b) all (i) rights and privileges arising under applicable law with respect to such Credit Party’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable respect to any of the foregoing, including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Permitted Refinancing” shall mean, with respect to any Indebtedness under the Term Documents or the ABL Documents, the Modification of such Indebtedness in accordance with the requirements of Section 5.1(a) or 5.1(b), as the case may be.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Priority Collateral” shall mean the ABL Priority Collateral or the Term Priority Collateral, as applicable.

“Proceeds” shall mean (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Collateral, and (b) whatever is recoverable or recovered

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when any Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Property” shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Purchase Date” shall have the meaning set forth in Section 3.8(a).

“Purchase Notice” shall have the meaning set forth in Section 3.8(a).

“Purchase Option Event” shall have the meaning set forth in Section 3.8(a).

“Purchasing Creditors” shall have the meaning set forth in Section 3.8(a).

“Real Property” shall mean any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property.

“Replacement Agent” shall have the meaning set forth in Section 3.8(d).

“Secured Parties” shall mean the ABL Secured Parties and the Term Secured Parties.

“Subsidiary” or “subsidiary” of a Person shall mean (a) any corporation, partnership, joint venture, limited liability company or other business entity (excluding, for the avoidance of doubt, charitable foundations) of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person or (b) that is, at the time any determination is made, otherwise Controlled, by such Person or one or more subsidiaries of such Person or by such Person and one or more subsidiaries of such Person.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement, including any such obligations or liabilities thereunder.

“Synthetic Lease” shall mean, as to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) (a) that is

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accounted for as an operating lease under GAAP and (b) in respect of which the lessee retains or obtains ownership of the property so leased for U.S. federal income tax purposes, other than any such lease under which such Person is the lessor.

“Synthetic Lease Obligations” shall mean, as to any Person, an amount equal to the capitalized amount of the remaining lease payments under any Synthetic Lease that would appear on a balance sheet of such person in accordance with GAAP if such obligations were accounted for as Capitalized Lease Obligations.

“Term Agent” shall have the meaning assigned to that term in the introduction to this Agreement and shall include any successor thereto as well as any Person designated as the “Agent” (other than syndication agents, documentation agents, co-agents and other similar nominal titles), “Administrative Agent”, “Collateral Agent”, “Trustee”, “Collateral Trustee” or similar term under the Term Credit Agreement.

“Term Borrower” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Cash Proceeds Notice” shall mean a written notice delivered by the Term Agent to the ABL Agent (a) stating that an Event of Default has occurred and is continuing under any Term Document and specifying the relevant Event of Default and (b) stating that certain cash proceeds which may be deposited in an ABL Deposit and Securities Account constitute Term Priority Collateral, and reasonably identifying the amount of such proceeds and specifying the origin thereof.

“Term Collateral Documents” shall mean all “Security Documents” or similar term as defined in the Term Credit Agreement, and all other security agreements, mortgages, deeds of trust and other collateral documents executed and delivered in connection with the Term Credit Agreement, in each case as the same may be Modified from time to time in accordance with the terms hereof.

“Term Credit Agreement” shall mean the Original Term Credit Agreement and shall include any one or more other agreements, indentures or facilities extending the maturity of, consolidating, restructuring, refunding, restating, renewing, defeasing, repaying, exchanging, replacing or refinancing (including by adding any new or additional Subsidiaries or Affiliates of a Credit Party) all or any portion of the Term Obligations, whether by the same or any other agent, trustee, purchaser, lender, group of lenders or purchasers, creditor or group of creditors and whether or not increasing the amount of any Indebtedness that may be incurred thereunder (provided, that, subject to Section 7.20 hereof, after giving effect to any such increase, the aggregate outstanding principal amount of loans that may be incurred thereunder does not exceed the Term Debt Cap).

“Term Credit Parties” shall have the meaning assigned to that term in the recitals to this Agreement.

“Term Debt Cap” means (a) $291,500,000 (or such greater amount, if any, as is permitted under the ABL Documents); minus (b) all principal payments of term loans made under the Term Credit Agreement (excluding any such payments made in connection with a

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Refinancing); plus (c) amounts incurred in connection with a Refinancing to pay accrued or capitalized interest, original issue discount and reasonable fees and expenses incurred in connection with such Refinancing.

“Term DIP Financing” shall have the meaning set forth in Section 6.1(b).

“Term Documents” shall mean the Term Credit Agreement, any Term Guarantee and Collateral Agreement, any Term Collateral Document, any Term Hedging Agreements between any Term Credit Party and any Term Hedging Affiliate, any other ancillary agreement as to which any Term Secured Party is a party or a beneficiary and all other agreements, instruments, documents and certificates, now or hereafter executed by or on behalf of any Term Credit Party or any of its respective Subsidiaries or Affiliates, and delivered to the Term Agent or any other Term Secured Party, in connection with any of the foregoing or the Term Credit Agreement, in each case as the same may be Modified from time to time in accordance with the terms hereof.

“Term Guarantors” shall mean the collective reference to (i) the Parent and each Subsidiary (as defined in the Term Credit Agreement) of the Parent (other than the Term Borrower) that is or becomes party to the Term Guaranty, in each case, other than any such Person that has ceased to be a Guarantor under the Term Guaranty as a result of a transaction not prohibited by the Term Credit Agreement, and (ii) any other Person who becomes a guarantor under any Term Guaranty. The term “Term Guarantors” shall include all “Guarantors” under and as defined in the Term Credit Agreement.

“Term Guarantee and Collateral Agreement” shall have the meaning assigned to that term in the recitals to this Agreement and shall also include any other guaranty made by a Term Guarantor guaranteeing, inter alia, the payment and performance of any Term Obligations.

“Term Hedge Bank” shall have the meaning assigned to the term “Qualified Counterparty” in the Term Credit Agreement.

“Term Hedging Affiliate” shall mean any Term Hedge Bank that has entered into a Term Hedging Agreement with a Term Credit Party, with the obligations of such Term Credit Party thereunder being secured by one or more Term Collateral Documents, together with their respective successors, assigns and transferees (even if such Term Hedge Bank subsequently ceases to be an agent or lender, as applicable, under the Term Credit Agreement for any reason).

“Term Hedging Agreement” means any “Specified Hedge Agreement” as defined in the Term Credit Agreement.

“Term Lenders” shall have the meaning assigned to that term in the introduction to this Agreement, as well as any Person designated as a “Lender” or similar term under the Term Credit Agreement.

“Term Loan Priority Accounts” means the Asset Sale Proceeds Pledged Account and any Deposit Accounts, Securities Accounts or Commodity Accounts, in each case that are intended to solely contain Term Priority Collateral or identifiable proceeds of the Term Priority Collateral (it being understood that any property in such Deposit Accounts, Securities Accounts or Commodities Accounts which is not Term Priority Collateral or identifiable proceeds of Term

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Priority Collateral shall not be Term Priority Collateral solely by virtue of being on deposit in any such Deposit Account, Securities Account or Commodity Account).

“Term Obligations” shall mean any and all obligations of every nature of each Term Credit Party from time to time owed to the Term Secured Parties or any of them, under, in connection with, or evidenced or secured by any Term Document, including, without limitation, all “Obligations” or similar term as defined in the Term Credit Agreement and whether for principal, interest, payments for early termination of Term Hedging Agreements, fees, expenses, indemnification or otherwise, and all other amounts owing or due under the terms of any Term Document (including interest, fees, expenses and indemnifications which, but for the filing of a petition in bankruptcy with respect to such Term Credit Party, would have become due or accrued on any Term Obligation, whether or not a claim is allowed against such Term Credit Party for such interest, fees, expenses and indemnifications in the related bankruptcy proceeding), as Modified in whole or in part from time to time in accordance with the terms hereof.

“Term Priority Collateral” shall mean all Collateral consisting of the following (including for the avoidance of doubt, any such assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Term Priority Collateral):

(1) all Equipment, Fixtures, Real Property, Intellectual Property, intercompany indebtedness between or among the Credit Parties or their Affiliates, except to the extent constituting ABL Priority Collateral, and Investment Property (other than any Investment Property identified as ABL Priority Collateral in clauses 3(y) and 8 of the definition of ABL Priority Collateral);

(2) except to the extent constituting ABL Priority Collateral, all Instruments, Commercial Tort Claims, Documents, Chattel Paper, General Intangibles (including, without limitation, Intellectual Property) and indebtedness owing by, between or among Credit Parties and their Affiliates, whether or not represented by a note or agreement;

(3) Term Loan Priority Accounts; provided, however, that to the extent that identifiable proceeds of ABL Priority Collateral are deposited in any such Term Loan Priority Accounts, such identifiable proceeds shall be treated as ABL Priority Collateral;

(4) all other personal property (whether tangible or intangible), other than the ABL Priority Collateral and ABL Priority Proceeds;

(5) to the extent relating to any of the items referred to in the preceding clauses (1) through (4) constituting Term Priority Collateral, all Supporting Obligations and Letter-of-Credit Rights; provided that to the extent any of the foregoing also relates to ABL Priority Collateral only that portion related to the items referred to in the preceding clauses (1) through (4) shall be included in the Term Priority Collateral (and only to such extent);

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(6) all books and Records relating to the items referred to in the preceding clauses (1) through (5) constituting Term Priority Collateral (including all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic, which contain any information relating to any of the items referred to in the preceding clauses (1) through (5) constituting Term Priority Collateral); and

(7) all collateral security and guarantees with respect to the foregoing, and all cash, Money, insurance proceeds, Instruments, Securities and Financial Assets received as proceeds of any of the foregoing, but, in any event, excluding the ABL Priority Collateral and ABL Priority Proceeds (such proceeds, “Term Priority Proceeds”).

“Term Recovery” shall have the meaning set forth in Section 5.3(b).

“Term Secured Parties” shall have the meaning assigned to that term in the introduction to this Agreement.

“Term Standstill Period” shall mean the period (a) commencing on the date of the ABL Agent’s receipt of written notice from the Term Agent certifying that (x) an Event of Default under the Term Credit Agreement has occurred and is continuing and (y) the Term Agent intends to commence an Exercise of Secured Creditor Remedies against any of the ABL Priority Collateral; and (b) ending on the date which is the earlier to occur of (x) the date upon which the Discharge of ABL Obligations shall have occurred (or prior thereto upon obtaining the written consent of the ABL Agent), and (y) one hundred and twenty (120) days thereafter.

“Third ABL Amendment” shall have the meaning assigned to that term in the recitals to this Agreement.

“Trademark License” shall mean any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark now or hereafter owned by any Credit Party or that any Credit Party otherwise has the right to license, or granting to any Credit Party any right to use any Trademark now or hereafter owned by any third party, and all rights of any Credit Party under any such agreement (not including vendor or distribution agreements that allow incidental use of intellectual property rights in connection with the sale or distribution of such products or services).

“Trademarks” shall mean all of the following now owned or hereafter acquired by any Credit Party: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, the goodwill of the business symbolized thereby or associated therewith, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, (b) any and all rights and privileges arising under applicable law with respect to such Credit Party’s use of any trademarks, (c) all extensions and renewals thereof and amendments thereto, (d) all income, fees, royalties, damages and payments now and

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hereafter due and/or payable with respect to any of the foregoing, including damages, claims and payments for past, present or future infringements thereof, (e) all rights corresponding thereto throughout the world and (f) all rights to sue for past, present and future infringements or dilution thereof or other injuries thereto.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if by reason of mandatory provisions of law, perfection, or the effect of perfection or non-perfection or the priority of a security interest in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “Uniform Commercial Code” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non perfection or priority or availability of such remedy, as the case may be.

“Use Period” shall mean the period commencing on (a) the date on which the ABL Agent furnishes the Term Agent with an Enforcement Notice or, if sooner, (b) the earlier of (i) the date that the ABL Agent or an agent acting on its behalf (or an ABL Secured Party acting with the consent of the ABL Agent) shall have commenced an Exercise of Any Secured Creditor Remedies with respect to all or a material portion of the ABL Priority Collateral or (ii) the date that any ABL Credit Party shall have commenced (with the consent of the ABL Agent) the liquidation and sale of all or a material portion of the ABL Priority Collateral, and ending 120 days thereafter; provided that, if any stay or other order that prohibits any of the ABL Agent, the other ABL Secured Parties or any ABL Credit Party (with the consent of the ABL Agent), as applicable, from taking any of the actions described in the foregoing clauses (b)(i) or (b)(ii), as applicable, has been entered by a court of competent jurisdiction, such 120-day period shall be tolled during the pendency of any such stay or other order and the Use Period shall be so extended.

“Wells Fargo” shall have the meaning assigned to that term in the introduction to this Agreement.

Section 1.3 Rules of Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting and shall be deemed to be followed by the phrase “without limitation,” and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement, unless otherwise provided, to any agreement, instrument, or document shall include all Modifications thereto and thereof, as applicable (subject to any restrictions on such Modifications set forth herein). Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any reference herein to the repayment in full of an obligation shall mean the payment in full in cash

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of such obligation, or in such other manner as may be approved in writing by the requisite holders or representatives in respect of such obligation.

ARTICLE 2

LIEN PRIORITY

Section 2.1 Priority of Liens.

(a) Notwithstanding (i) the date, time, method, manner, or order of grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the ABL Secured Parties in respect of all or any portion of the Collateral or of any Liens granted to the Term Secured Parties in respect of all or any portion of the Collateral and regardless of how any such Lien was acquired (whether by grant, statute, operation of law, subrogation or otherwise), (ii) the order or time of filing or recordation of any document or instrument for perfecting the Liens in favor of the ABL Agent or the Term Agent (or other ABL Secured Parties or other Term Secured Parties) in any Collateral, (iii) any provision of the Uniform Commercial Code, Debtor Relief Laws or any other applicable law, (iv) any provision of the ABL Documents or the Term Documents (in each case, other than this Agreement), (v) whether the ABL Agent or the Term Agent, in each case, either directly or through agents, holds possession of, or has control over, all or any part of the Collateral, (vi) the date on which the ABL Obligations or the Term Obligations are advanced or made available to the Credit Parties, (vii) the fact that any such Liens in favor of the ABL Agent or the ABL Lenders or the Term Agent or the Term Lenders securing any of the ABL Obligations or Term Obligations, respectively, are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Term Obligations or the ABL Obligations, respectively, or (y) otherwise subordinated, voided, avoided, invalidated or lapsed (in each case, with respect to subordination, other than pursuant to this Agreement), (viii) the possession or control by any Agent or any Secured Party or any bailee of all or any part of any Collateral as of the date hereof or otherwise, or (ix) any other circumstance of any kind or nature whatsoever, the ABL Agent, on behalf of itself and the other ABL Secured Parties, and the Term Agent, on behalf of itself and the other Term Secured Parties, hereby agree that:

(1) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the Term Agent or any other Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be junior and subordinate to all Liens granted to the ABL Agent and the other ABL Secured Parties in such ABL Priority Collateral to secure all or any portion of the ABL Obligations;

(2) any Lien in respect of all or any portion of the ABL Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any other ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be senior and prior to all Liens granted to the Term Agent or any other Term Secured Party in such ABL Priority Collateral to secure all or any portion of the Term Obligations;

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(3) any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the ABL Agent or any other ABL Secured Party that secures all or any portion of the ABL Obligations shall in all respects be junior and subordinate to all Liens granted to the Term Agent and the other Term Secured Parties in such Term Priority Collateral to secure all or any portion of the Term Obligations; and

(4) any Lien in respect of all or any portion of the Term Priority Collateral now or hereafter held by or on behalf of the Term Agent or any other Term Secured Party that secures all or any portion of the Term Obligations shall in all respects be senior and prior to all Liens granted to the ABL Agent or any other ABL Secured Party in such Term Priority Collateral to secure all or any portion of the ABL Obligations.

(b) Notwithstanding any failure by any ABL Secured Party or Term Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation, priming or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the ABL Secured Parties or the Term Secured Parties, the priority and rights as between the ABL Secured Parties and the Term Secured Parties with respect to the Collateral shall be as set forth herein.

(c) The Term Agent, for and on behalf of itself and the other Term Secured Parties, acknowledges and agrees that, concurrently herewith, the ABL Agent, for the benefit of itself and the other ABL Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the Term Agent has been granted Liens and the Term Agent hereby consents thereto. The ABL Agent, for and on behalf of itself and the other ABL Secured Parties, acknowledges and agrees that, concurrently herewith, the Term Agent, for the benefit of itself and the other Term Secured Parties, has been, or may be, granted Liens upon all of the Collateral in which the ABL Agent has been granted Liens and the ABL Agent hereby consents thereto. The subordination of Liens by the Term Agent and the ABL Agent in favor of one another as set forth herein shall not be deemed to subordinate the Term Agent’s Liens or the ABL Agent’s Liens to the Liens of any other Person, nor shall the subordination provisions set forth herein be affected by the subordination of such Liens to any Lien of any other Person.

Section 2.2 Waiver of Right to Contest Liens.

(a) The Term Agent, for and on behalf of itself and the other Term Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), (i) validity, priority, enforceability, or perfection of the ABL Obligations or the Liens of the ABL Agent and the other ABL Secured Parties in respect of the Collateral or the provisions of this Agreement, (ii) the validity or enforceability of any ABL Security Document (or any ABL Obligations thereunder) or (iii) the relative rights and duties of the holders of the ABL Obligations and the Term Obligations granted and/or established in this Agreement. The Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that none of the Term Agent or the other Term Secured Parties will take any action that would interfere with any

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Exercise of Secured Creditor Remedies undertaken by the ABL Agent or any other ABL Secured Party under the ABL Documents with respect to the ABL Priority Collateral. The Term Agent, for itself and on behalf of the other Term Secured Parties, hereby waives any and all rights it or the other Term Secured Parties may have as a junior lien creditor to contest, protest, object to, or interfere with the manner in which the ABL Agent or any ABL Lender seeks to enforce its Liens in any ABL Priority Collateral. The foregoing shall not be construed to prohibit the Term Agent from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

(b) The ABL Agent, for and on behalf of itself and the other ABL Secured Parties, agrees that it and they shall not (and hereby waives any right to) take any action to contest or challenge (or assist or support any other Person in contesting or challenging), directly or indirectly, whether or not in any proceeding (including in any Insolvency Proceeding), (i) the validity, priority, enforceability, or perfection of the Term Obligations or the Liens of the Term Agent or the other Term Secured Parties in respect of the Collateral or the provisions of this Agreement, (ii) the validity or enforceability of any Term Security Document (or any Term Obligations thereunder) or (iii) the relative rights and duties of the holders of the Term Obligations and the ABL Obligations granted and/or established in this Agreement. Except to the extent expressly set forth in Section 3.6 of this Agreement, the ABL Agent, for itself and on behalf of the other ABL Secured Parties, agrees that none of the ABL Agent or the other ABL Secured Parties will take any action that would interfere with any Exercise of Secured Creditor Remedies undertaken by the Term Agent or any other Term Secured Party under the Term Documents with respect to the Term Priority Collateral. The ABL Agent, for itself and on behalf of the other ABL Secured Parties, hereby waives any and all rights it or the other ABL Secured Parties may have as a junior lien creditor to contest, protest, object to, or interfere with the manner in which the Term Agent or any other Term Secured Party seeks to enforce its Liens in any Term Priority Collateral. The foregoing shall not be construed to prohibit the ABL Agent from enforcing the provisions of this Agreement or otherwise acting in accordance with this Agreement.

Section 2.3 Remedies Standstill.

(a) The Term Agent, on behalf of itself and the other Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, and regardless of whether any Insolvency Proceeding has been commenced by or against any Credit Party, neither the Term Agent nor any other Term Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the prior written consent of the ABL Agent, and will not, through the Exercise of Any Secured Creditor Remedies or otherwise in contravention of this Agreement, take, receive or accept any Proceeds of ABL Priority Collateral (it being understood and agreed that the temporary deposit of Proceeds of ABL Priority Collateral in a Deposit Account controlled by the Term Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five (5) Business Days after receipt) remitted to the ABL Agent); provided that, the Term Agent may Exercise Any Secured Creditor Remedies with respect to any of the ABL Priority Collateral without the prior written consent of the ABL Agent after the expiry of any applicable Term Standstill Period; provided, further, that notwithstanding anything in this Section 2.3(a) to the contrary, (A) in no event shall the Term Agent or any other Term Secured Party Exercise Any Secured Creditor Remedies with respect to

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any of the ABL Priority Collateral if, prior to the expiry of any applicable Term Standstill Period (and notwithstanding the expiration thereof), either (1) the ABL Agent or an agent acting on its behalf (or any ABL Secured Party acting with the consent of the ABL Agent) shall have commenced and be diligently pursuing an Exercise Any Secured Creditor Remedies with respect to all or a material portion of the ABL Priority Collateral or (2) any ABL Credit Party shall have commenced (with the consent of the ABL Agent) the liquidation and sale of all or a material portion of the ABL Priority Collateral, and (B) the applicable Term Standstill Period shall be tolled for any period that the ABL Agent or other ABL Secured Parties (or the ABL Credit Parties with the consent of the ABL Agent) are stayed or otherwise prohibited by law or court order from taking any of the actions described in the foregoing clauses (A)(1) or (A)(2), as applicable, with respect to the ABL Priority Collateral. In all events, any Exercise of Secured Creditor Remedies with respect to any Collateral by the Term Agent or the other Term Secured Parties shall at all times be subject to the provisions of this Agreement.

(b) The ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, and regardless of whether any Insolvency Proceeding has been commenced by or against any Credit Party, neither the ABL Agent nor any other ABL Secured Party will Exercise Any Secured Creditor Remedies with respect to any of the Term Priority Collateral without the prior written consent of the Term Agent, and will not through the Exercise of Any Secured Creditor Remedies or otherwise in contravention of this Agreement, take, receive or accept any Proceeds of Term Priority Collateral (it being understood and agreed that the temporary deposit of Proceeds of Term Priority Collateral in a Deposit Account controlled by the ABL Agent shall not constitute a breach of this Agreement so long as such Proceeds are promptly (but in no event later than five (5) Business Days after receipt) remitted to the Term Agent); provided that, the ABL Agent may Exercise Any Secured Creditor Remedies with respect to any of the Term Priority Collateral without the prior written consent of the Term Agent after the expiry of any applicable ABL Standstill Period; provided, further, that notwithstanding anything in this Section 2.3(b) to the contrary, (A) in no event shall the ABL Agent or any other ABL Secured Party Exercise Any Secured Creditor Remedies with respect to any of the Term Priority Collateral if, prior to the expiry of any applicable ABL Standstill Period (and notwithstanding the expiration thereof), either (1) the Term Agent or an agent acting on its behalf (or any Term Secured Party acting with the consent of the Term Agent) shall have commenced and be diligently pursuing an Exercise Any Secured Creditor Remedies with respect to all or a material portion of the Term Priority Collateral or (2) any Term Credit Party shall have commenced (with the consent of the Term Agent) the liquidation and sale of all or a material portion of the Term Priority Collateral, and (B) the applicable ABL Standstill Period shall be tolled for any period that the Term Agent or other Term Secured Parties (or the Term Credit Parties with the consent of the Term Agent) are stayed or otherwise prohibited by law or court order from taking any of the actions described in the foregoing clauses (A)(1) or (A)(2), as applicable, with respect to the Term Priority Collateral. In all events, any Exercise of Secured Creditor Remedies with respect to any Collateral by the ABL Agent or the other ABL Secured Parties shall at all times be subject to the provisions of this Agreement.

(c) Notwithstanding the provisions of Sections 2.3(a), 2.3(b) or any other provision of this Agreement, nothing contained herein shall be construed to prevent any Agent or any other Secured Party from (i) filing a claim or statement of interest with respect to the ABL

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Obligations or Term Obligations owed to it in any Insolvency Proceeding commenced by or against any Credit Party, (ii) taking any action (not adverse to the priority status of the Liens of the other Agent or other Secured Parties on the Collateral in which such other Agent or other Secured Party has a priority Lien or the rights of the other Agent or any of the other Secured Parties to Exercise Any Secured Creditor Remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any Collateral, (iii) filing any necessary or responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Agent or other Secured Party or (iv) voting on any plan of reorganization or filing any proof of claim in any Insolvency Proceeding of any Credit Party, in each case (i) through (iv) above to the extent not inconsistent with the express terms of this Agreement.

Section 2.4 Exercise of Rights.

(a) No Other Restrictions. Except as expressly set forth in this Agreement (including, without limitation, Section 2.3), each Term Secured Party and each ABL Secured Party shall have any and all rights and remedies it may have as a creditor under applicable law, including the right to the Exercise of Secured Creditor Remedies; provided, however, that the Exercise of Secured Creditor Remedies with respect to the Collateral shall be subject to the Lien Priority and to the provisions of this Agreement. The ABL Agent may enforce the provisions of the ABL Documents, the Term Agent may enforce the provisions of the Term Documents and each may Exercise Any Secured Creditor Remedies, all in such order and in such manner as each may undertake to determine in the exercise of its sole discretion, consistent with the terms of this Agreement, the applicable Credit Documents and mandatory provisions of applicable law; provided, however, that each of the ABL Agent and the Term Agent agrees to provide to the other (x) an Enforcement Notice prior to the commencement of an Exercise of Any Secured Creditor Remedies and (y) copies of any notices that it is required under applicable law to deliver to any Credit Party; provided further, however, that the ABL Agent’s failure to provide the Enforcement Notice (other than in connection with Section 3.6) or any such copies to the Term Agent shall not impair any of the ABL Agent’s rights hereunder or under any of the ABL Documents and the Term Agent’s failure to provide the Enforcement Notice or any such copies to the ABL Agent shall not impair any of the Term Agent’s rights hereunder or under any of the Term Documents. Each of the Term Agent, each other Term Secured Party, the ABL Agent and each other ABL Secured Party agrees that it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim, in the case of the Term Agent and each other Term Secured Party, against either the ABL Agent or any other ABL Secured Party, and in the case of the ABL Agent and each other ABL Secured Party, against either the Term Agent or any other Term Secured Party, seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to any action taken or omitted to be taken by such Person with respect to the Collateral which is consistent with the terms of this Agreement, and none of such Parties shall be liable for any such action taken or omitted to be taken.

(b) Release of Liens.

(i) In the event of (A) any private or public sale of all or any portion of the ABL Priority Collateral in connection with any Exercise of Secured Creditor Remedies by,

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or with the consent of, the ABL Agent, or (B) in any circumstance not included in clause (A), any sale, transfer or other disposition of all or any portion of the ABL Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents and the Term Documents (or is consented to by the requisite ABL Lenders and the requisite Term Lenders), the Term Agent agrees, on behalf of itself and the other Term Secured Parties that, so long as the Term Agent, for the benefit of the Term Secured Parties, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the ABL Obligations as provided in Section 4.1(b) hereof), such sale, transfer or other disposition will be free and clear of the Liens on such ABL Priority Collateral (but not the proceeds thereof) securing the Term Obligations, and the Term Agent’s and the other Term Secured Parties’ Liens with respect to the ABL Priority Collateral (but not the proceeds thereof) so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the ABL Secured Parties’ Liens on such ABL Priority Collateral. In furtherance of, and subject to, the foregoing, the Term Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the ABL Agent in connection therewith. The Term Agent hereby appoints the ABL Agent and any officer or duly authorized person of the ABL Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Term Agent and in the name of the Term Agent or in the ABL Agent’s own name, from time to time, in the ABL Agent’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

(ii) In the event of (A) any private or public sale of all or any portion of the Term Priority Collateral in connection with any Exercise of Secured Creditor Remedies by, or with the consent of, the Term Agent, or (B) in any circumstance not included in clause (A), any sale, transfer or other disposition of all or any portion of the Term Priority Collateral, so long as such sale, transfer or other disposition is then permitted by the ABL Documents and the Term Documents (or is consented to by the requisite ABL Lenders and the requisite Term Lenders), the ABL Agent agrees, on behalf of itself and the other ABL Secured Parties that, so long as the ABL Agent, for the benefit of the ABL Secured Parties, shall retain a Lien on the proceeds of such sale, transfer or other disposition (to the extent that such proceeds are not applied to the Term Obligations as provided in Section 4.1(c) hereof), such sale, transfer or disposition will be free and clear of the Liens on such Term Priority Collateral (but not the proceeds thereof) securing the ABL Obligations and the ABL Agent’s and the other ABL Secured Parties’ Liens with respect to the Term Priority Collateral (but not the proceeds thereof) so sold, transferred, or disposed shall terminate and be automatically released without further action concurrently with, and to the same extent as, the release of the Term Secured Parties’ Liens on such Term Priority Collateral. In furtherance of, and subject to, the foregoing, the ABL Agent agrees that it will promptly execute any and all Lien releases or other documents reasonably requested by the Term Agent in connection therewith. The ABL Agent hereby appoints the Term Agent and any officer or duly authorized person of the Term Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the ABL Agent and in the name of the ABL Agent or in the Term Agent’s own name, from time to time, in the Term Agent’s sole discretion, for the

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purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 2.5 No New Liens.

(a) It is the intention of the parties, that until the date upon which the Discharge of ABL Obligations shall have occurred, no Term Secured Party shall acquire or hold any consensual Lien on any assets securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents. If any Term Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Term Obligation which assets are not also subject to the Lien of the ABL Agent under the ABL Documents, then the Term Agent (or the other relevant Term Secured Party) shall, without the need for any further consent of any other Term Secured Party, the Term Borrower or any Term Guarantor and notwithstanding anything to the contrary in any other Term Document, be deemed to also hold and have held such Lien as agent or bailee for the benefit of the ABL Agent as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Agent in writing of the existence of such Lien upon becoming aware thereof.

(b) It is the intention of the parties, that until the date upon which the Discharge of Term Obligations shall have occurred, no ABL Secured Party shall acquire or hold any consensual Lien on any assets securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any ABL Obligation which assets are not also subject to the Lien of the Term Agent under the Term Documents, then the ABL Agent (or the other relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party, any ABL Borrower or any ABL Guarantor and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such Lien as agent or bailee for the benefit of the Term Agent as security for the Term Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Agent in writing of the existence of such Lien upon becoming aware thereof.

Section 2.6 Waiver of Marshalling.

(a) Until the Discharge of ABL Obligations, the Term Agent, on behalf of itself and the other Term Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the ABL Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

(b) Until the Discharge of Term Obligations, the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees not to assert and hereby waives, to the fullest

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extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Priority Collateral or any other similar rights a junior secured creditor may have under applicable law.

ARTICLE 3

ACTIONS OF THE PARTIES

Section 3.1 Certain Actions Permitted. The Term Agent and the ABL Agent may make such demands or file such claims in respect of the Term Obligations or the ABL Obligations, as applicable, as are necessary to prevent the waiver or bar of such claims under applicable statutes of limitations or other statutes, court orders, or rules of procedure at any time. Nothing in this Agreement shall prohibit the receipt by the Term Agent or any other Term Secured Party of the required payments of interest, principal and other amounts owed in respect of the Term Obligations so long as such receipt is neither in contravention of Section 4.1(b) nor the direct or indirect result of the Exercise of any Secured Creditor Remedies by the Term Agent or any other Term Secured Party with respect to ABL Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement shall prohibit the receipt by the ABL Agent or any other ABL Secured Party of the required payments of interest, principal and other amounts owed in respect of the ABL Obligations so long as such receipt is neither in contravention of Section 4.1(c) nor the direct or indirect result of the Exercise of any Secured Creditor Remedies by the ABL Agent or any other ABL Secured Party with respect to Term Priority Collateral or enforcement in contravention of this Agreement of any Lien held by any of them. None of the Term Agent, the other Term Secured Parties, the ABL Agent or the other ABL Secured Parties shall take any other action in connection with the Term Obligations or the ABL Obligations in contravention of the terms of this Agreement (including if for any reason such party is deemed an unsecured or undersecured creditor with respect to such Term Obligations or ABL Obligations, as applicable).

Section 3.2 Agent for Perfection. Each of the ABL Agent, for and on behalf of itself and each other ABL Secured Party, and the Term Agent, for and on behalf of itself and each other Term Secured Party, as applicable, agrees to hold all Collateral in its possession, custody, or control (including as defined in Sections 9-104, 9-105, 9-106, 9-107 and 8-106 of the UCC) (or in the possession, custody, or control of agents or bailees for either) as gratuitous bailee for the other Agent solely for the purpose of perfecting the security interest granted to each such other Agent in such Collateral, subject to the terms and conditions of this Section 3.2. Solely with respect to any Control Collateral under its “control” (within the meaning of Section 9-104 of the UCC), each of the ABL Agent and the Term Agent, respectively, agrees to also hold control over such Control Collateral as gratuitous agent for the Term Secured Parties and the ABL Secured Parties, subject to the terms and conditions of this Section 3.2. None of the ABL Agent, the other ABL Secured Parties, the Term Agent, or the other Term Secured Parties, as applicable, shall have any obligation whatsoever to the others to assure that the Collateral is genuine or owned by any Borrower, any Guarantor, or any other Person or to preserve rights or benefits of any Person. The duties or responsibilities of the ABL Agent and the Term Agent under this Section 3.2 are and shall be limited solely to holding or maintaining control of the Control Collateral as gratuitous bailee for the other Agent for purposes of perfecting the Lien held by the Term Agent or the ABL Agent, as applicable. The ABL Agent is not and shall not be

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deemed to be a fiduciary of any kind for the Term Secured Parties or any other Person. Without limiting the generality of the foregoing, except as expressly provided herein, the ABL Secured Parties shall not be obligated to see to the application of any Proceeds of the Term Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. The Term Agent is not and shall not be deemed to be a fiduciary of any kind for the ABL Secured Parties, or any other Person. Without limiting the generality of the foregoing, except as expressly provided herein, the Term Secured Parties shall not be obligated to see to the application of any Proceeds of the ABL Priority Collateral deposited into any Deposit Account or be answerable in any way for the misapplication thereof. In addition, the Term Agent, on behalf of the Term Secured Parties, hereby agrees and acknowledges that other than with respect to ABL Priority Collateral that may be perfected through the filing of a UCC financing statement, the ABL Agent’s Liens may be perfected on certain items of ABL Priority Collateral with respect to which the Term Agent’s Liens would not be perfected but for the provisions of this Section 3.2, and the Term Agent, on behalf of the Term Secured Parties, hereby further agrees that the foregoing described in this sentence shall not be deemed a breach of this Agreement.

Section 3.3 Sharing of Information and Access. In the event that the ABL Agent shall, in the exercise of its rights under the ABL Collateral Documents or otherwise, receive possession or control of any books and records of any Term Credit Party which contain information identifying or pertaining to the Term Priority Collateral, the ABL Agent shall, upon request from the Term Agent and as promptly as practicable thereafter, either make available to the Term Agent such books and records for inspection and duplication or provide to the Term Agent copies thereof. In the event that the Term Agent shall, in the exercise of its rights under the Term Collateral Documents or otherwise, receive possession or control of any books and records of any ABL Credit Party which contain information identifying or pertaining to any of the ABL Priority Collateral, the Term Agent shall, upon request from the ABL Agent and as promptly as practicable thereafter, either make available to the ABL Agent such books and records for inspection and duplication or provide the ABL Agent copies thereof.

Section 3.4 Insurance. Proceeds of Collateral include insurance proceeds and, therefore, the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Agent and the Term Agent shall each be named as additional insured or loss payee, as applicable, with respect to all insurance policies relating to the Collateral as set forth in the Term Credit Agreement or the ABL Credit Agreement, as applicable. The ABL Agent shall have the sole and exclusive right, as against the Term Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. The Term Agent shall have the sole and exclusive right, as against the ABL Agent, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Priority Collateral. If any insurance claim includes both ABL Priority Collateral and Term Priority Collateral, neither Agent shall adjust or allocate such claim without the consent of the other Agent, and, if the Agents are unable after negotiating in good faith to agree on the settlement, adjustment or allocation of such claim as between losses pertaining to ABL Priority Collateral and Term Priority Collateral, either Agent may apply to a court of competent jurisdiction to make a determination as to the settlement of such claim, and the court’s determination shall be binding upon the Agents. All proceeds of such insurance shall be remitted to the ABL Agent or the Term Agent, as the case may be, subject, in each case, to the terms of their respective Credit

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Documents, and each of the Term Agent and ABL Agent shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1 hereof.

Section 3.5 No Additional Rights For the Credit Parties Hereunder. Except as provided in Section 3.6, if any ABL Secured Party or Term Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Credit Parties shall not be entitled to use such violation as a defense to any action by any ABL Secured Party or Term Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Term Secured Party.

Section 3.6 Inspection and Access Rights. (a) Without limiting any rights the ABL Agent or any other ABL Secured Party may otherwise have under applicable law or by agreement (including under any ABL Document), in the event of any liquidation of the ABL Priority Collateral (or any other Exercise of Any Secured Creditor Remedies by the ABL Agent in respect of ABL Priority Collateral) and whether or not the Term Agent or any other Term Secured Party has commenced and is continuing to Exercise Any Secured Creditor Remedies of the Term Agent with respect to the Term Priority Collateral or otherwise, the ABL Agent or any other Person (including any ABL Credit Party) acting with the consent, or on behalf, of the ABL Agent, shall, at the cost and expense of the Credit Parties, have the right (a) during the Use Period during normal business hours on any Business Day, to access ABL Priority Collateral that (i) is stored or located in or on, (ii) has become an accession with respect to (within the meaning of Section 9-335 of the Uniform Commercial Code), or (iii) has been commingled with (within the meaning of Section 9-336 of the Uniform Commercial Code) Term Priority Collateral, and (b) during the Use Period, shall have the irrevocable right to use the Term Priority Collateral (including, without limitation, Equipment, Fixtures, Intellectual Property, General Intangibles and Real Property) on a rent-free, royalty-free basis, each of the foregoing solely for the limited purposes of assembling, inspecting, copying or downloading information stored on, taking actions to perfect its Lien on, completing a production run of Inventory involving, taking possession of, moving, preparing and advertising for sale, selling (by public auction, private sale or a “store closing”, “going out of business” or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any ABL Credit Party’s business), storing or otherwise dealing with the ABL Priority Collateral, in each case without notice to, the involvement of or interference by any Term Secured Party or liability to any Term Secured Party; provided, however, that the expiration of the Use Period shall be without prejudice to the sale or other disposition of the ABL Priority Collateral in accordance with this Agreement, the ABL Documents and applicable law. In the event that any ABL Secured Party has commenced and is continuing the Exercise of Any Secured Creditor Remedies with respect to any ABL Priority Collateral or any other sale or liquidation of the ABL Priority Collateral has been commenced by an ABL Credit Party (with the consent of the ABL Agent), the Term Agent may not sell, assign or otherwise transfer the related Term Priority Collateral prior to the expiration of the Use Period, unless the purchaser, assignee or transferee thereof agrees in writing to be bound by provisions substantially similar to this Section 3.6.

(b) During the period of actual occupation, use and/or control by the ABL Agent and/or the other ABL Secured Parties (or their respective employees, agents, advisers and

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representatives) of any Term Priority Collateral, the ABL Agent and the other ABL Secured Parties shall be obligated to repair at their expense any physical damage (but not any diminution in value) to such Term Priority Collateral resulting from such occupancy, use or control, and to leave such Term Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Agent or the other ABL Secured Parties have any liability to the Term Agent and/or to the other Term Secured Parties pursuant to this Section 3.6 as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Term Priority Collateral existing prior to the date of the exercise by the ABL Secured Parties (or the ABL Agent or the Credit Parties with the consent of the ABL Agent, as the case may be) of their rights under Section 3.6 and the ABL Secured Parties shall have no duty or liability to maintain the Term Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Secured Parties (or the ABL Agent or the Credit Parties with the consent of the ABL Agent, as the case may be), or for any diminution in the value of the Term Priority Collateral that results from ordinary wear and tear resulting from the use of the Term Priority Collateral by the ABL Secured Parties in the manner and for the time periods specified under this Section 3.6. Without limiting the rights granted in this Section 3.6, the ABL Agent and the other ABL Secured Parties shall cooperate with the Term Agent and/or the other Term Secured Parties in connection with any efforts made by the Term Agent and/or the other Term Secured Parties to sell the Term Priority Collateral.

(c) Except as specifically provided in clauses (b) and (d) of this Section 3.6, the ABL Agent and the other ABL Secured Parties shall not be obligated to pay any amounts to the Term Agent or the other Term Secured Parties (or any person claiming by, through or under the Term Secured Parties, including any purchaser of the Term Priority Collateral) or to the ABL Credit Parties, for or in respect of the use by the ABL Agent and the other ABL Secured Parties of the Term Priority Collateral.

(d) The ABL Secured Parties shall (i) use the Term Priority Collateral in accordance with applicable law; (ii) obtain or cause to be obtained insurance (with such coverage and coverage amounts as are commercially reasonable in the circumstances) for damage to property and liability to persons, including such property and liability insurance for the benefit of the Term Secured Parties, but in all events only to the extent such insurance is not otherwise in effect; and (iii) reimburse the Term Secured Parties for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under their control arising from the gross negligence or willful misconduct of any such Person; provided, however, that the ABL Secured Parties will not be liable for any diminution in the value of the Term Priority Collateral caused by the absence of the ABL Priority Collateral therefrom.

(e) The Term Agent and the other Term Secured Parties shall use commercially reasonable efforts to not hinder or obstruct the ABL Agent and the other ABL Secured Parties from exercising the rights described in Section 3.6(a) hereof.

(f) Subject to the terms hereof, the Term Agent may advertise and conduct public auctions or private sales of the Term Priority Collateral without notice (except as required

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by applicable law or this Agreement) to any ABL Secured Party, the involvement of or interference by any ABL Secured Party or liability to any ABL Secured Party as long as, in the case of an actual sale, the respective purchaser assumes and agrees in writing to the obligations of the Term Agent and the other Term Secured Parties under this Section 3.6.

(g) In furtherance of the foregoing in this Section 3.6, the Term Agent, in its capacity as a secured party (or as a purchaser, assignee or transferee, as applicable), and to the extent of its interest therein, hereby grants (and, prior to the Term Agent’s becoming a purchaser, assignee or transferee, as applicable, consents to the grant by any Credit Party) to the ABL Agent a nonexclusive, irrevocable, royalty-free, worldwide license to use, license or sublicense any and all Intellectual Property now owned or hereafter acquired by the Credit Parties (except to the extent such grant is prohibited by any rule of law, statute or regulation), included as part of the Term Priority Collateral (and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof) as is or may be necessary or advisable in the ABL Agent’s reasonable judgment for the ABL Agent to process, ship, produce, store, supply, lease, complete, sell, liquidate or otherwise deal with the ABL Priority Collateral, or to collect or otherwise realize upon any Accounts (as defined in the ABL Credit Agreement) comprising ABL Priority Collateral, in each case solely in connection with any Exercise of Secured Creditor Remedies; provided that (i) any such license shall terminate upon the sale of the applicable ABL Priority Collateral and shall not extend or transfer to the purchaser of such ABL Priority Collateral, (ii) the ABL Agent’s use of such Intellectual Property shall be reasonable and lawful, and (iii) any such license is granted on an “AS IS” basis, without any representation, warranty or obligation (except as provided herein) whatsoever. The Term Agent (i) acknowledges and consents to the grant to the ABL Agent by the Credit Parties of the license referred to in Section 6.1 of the ABL Security Agreement and (ii) agrees that its Liens in the Term Priority Collateral shall be subject in all respects to such license. Furthermore, the Term Agent agrees that, in connection with any Exercise of Secured Creditor Remedies conducted by the Term Agent in respect of Term Priority Collateral, (x) any notice required to be given by the Term Agent in connection with such Exercise of Secured Creditor Remedies shall contain an acknowledgement of the existence of such license and (y) the Term Agent shall provide written notice to any purchaser, assignee or transferee pursuant to an Exercise of Secured Creditor Remedies that the applicable assets are subject to such license.

Section 3.7 Tracing of and Priorities in Proceeds. The ABL Agent, for itself and on behalf of the other ABL Secured Parties, and the Term Agent, for itself and on behalf of the other Term Secured Parties, further agree that prior to an issuance of any notice of Exercise of Any Secured Creditor Remedies by such Secured Party (unless a bankruptcy or insolvency Event of Default then exists), any proceeds of Collateral, whether or not deposited under control agreements, which are used by any Credit Party to acquire other property which is Collateral shall not (solely as between the Agents and the Lenders) be treated as Proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. In addition, unless and until the Discharge of the ABL Obligations occurs, the Term Agent and the other Term Secured Parties each consents to the application of cash or other proceeds of Collateral deposited under control agreements (other than (a) any cash held in Term Loan Priority Accounts, or (b) cash or other proceeds of Collateral that are known by a loan officer of the ABL Agent active on the ABL Borrowers’ accounts to be, or identified in a Term Cash

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Proceeds Notice (which shall be effective with respect to the cash proceeds identified therein) delivered to the ABL Agent as, proceeds of Term Loan Priority Collateral prior to the application of such amounts by the ABL Agent to the ABL Obligations) to the repayment of the ABL Obligations pursuant to the ABL Documents.

Section 3.8 Purchase Right

(a) If (i) after the occurrence of an Event of Default, the ABL Agent shall sell, lease, license or dispose of all or substantially all of the ABL Priority Collateral by private or public sale, (ii) an Insolvency Proceeding with respect to the Parent or the Lead Borrower shall have occurred or shall have been commenced, or (iii) the ABL Obligations under the ABL Credit Agreement shall have been accelerated (including as a result of any automatic acceleration) or shall remain unpaid following the Scheduled Termination Date (as defined in the ABL Credit Agreement), (each such event described in clauses (i) through (iii) herein above, a “Purchase Option Event”), the Term Secured Parties shall have the opportunity to purchase (at par and without premium) all (but not less than all (other than Excess ABL Obligations (unless such purchaser so elects in its sole discretion))) of the ABL Obligations pursuant to this Section 3.8; provided, that such option shall expire if the applicable Term Secured Parties fail to deliver a written notice (a “Purchase Notice”) to the ABL Agent with a copy to the Lead Borrower within ten (10) Business Days following the first date the Term Agent obtains actual knowledge of the occurrence of the earliest Purchase Option Event, which Purchase Notice shall (A) be signed by the applicable Term Secured Parties committing to such purchase (the “Purchasing Creditors”) and indicate the percentage of the ABL Obligations to be purchased by each Purchasing Creditor (which aggregate commitments must add up to 100% of the ABL Obligations (other than Excess ABL Obligations (unless such purchaser so elects in its sole discretion))) and (B) state that (1) it is a Purchase Notice delivered pursuant to Section 3.8 of this Agreement and (2) the offer contained therein is irrevocable. Upon receipt of such Purchase Notice by the ABL Agent, the Purchasing Creditors shall have from the date of delivery thereof to and including the date that is ten (10) Business Days after the Purchase Notice was received by the ABL Agent to purchase all (but not less than all (other than Excess ABL Obligations (unless such purchaser so elects in its sole discretion))) of the ABL Obligations pursuant to this Section 3.8 (the date of such purchase, the “Purchase Date”).

(b) On the Purchase Date, the ABL Agent and the other ABL Secured Parties shall, subject to any required approval of any Governmental Authority and any limitation in the ABL Credit Agreement, in each case then in effect, if any, sell to the Purchasing Creditors all (but not less than all (other than Excess ABL Obligations (unless such purchaser so elects in its sole discretion))) of the ABL Obligations. On such Purchase Date, the Purchasing Creditors shall (i) pay to the ABL Agent, for the benefit of the ABL Secured Parties, as directed by the ABL Agent, in immediately available funds the full amount (at par and without premium) of all ABL Obligations (other than Excess ABL Obligations (unless such purchaser so elects in its sole discretion)) then outstanding, together with all accrued and unpaid interest and fees thereon, all in the amounts determined in accordance with the applicable ABL Documents, (ii) furnish such amount of cash collateral in immediately available funds as the ABL Agent determines is reasonably necessary to secure ABL Secured Parties in connection with any (x) indemnification obligations of the ABL Credit Parties under the ABL Documents (other than on account of contingent indemnification obligations for which no claim has then been asserted), (y) ABL Cash

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Management Obligations and ABL Bank Product Obligations, or (z) issued and outstanding letters of credit issued under the ABL Credit Agreement but, with respect to this clause (z), not in any event in an amount greater than 105% of the aggregate undrawn amount of all such outstanding letters of credit issued in US Dollars (and in the case of clauses (x), (y) and (z) herein above, the ABL Agent will (1) on a quarterly basis upon the Term Agent’s request, review such outstanding indemnification obligations, ABL Cash Management Obligations and ABL Bank Product Obligations and letters of credit remaining at such time (collectively, the “Cash Collateralized Obligations”) and, to the extent that the ABL Agent determines that such Cash Collateralized Obligations have been reduced by an amount not less than 25% of the amount of cash collateral then in possession of the ABL Agent with respect to such Cash Collateralized Obligations, then the ABL Agent shall promptly pay over such excess amount to the Term Agent, and (2) at such time as the ABL Agent has determined that there are no longer any such Cash Collateralized Obligations and there are no unreimbursed amounts then owing in respect of such Cash Collateralized Obligations, then such remaining cash collateral then in possession of the ABL Agent with respect to such Cash Collateralized Obligations shall be promptly paid over to the Term Agent) and (iii) agree to reimburse the ABL Secured Parties for any loss, cost, damage or expense (A) resulting from the granting of provisional credit for any checks, wire or ACH transfers that are reversed or not final or other payments provisionally credited to the ABL Obligations under the ABL Credit Agreement and as to which the ABL Agent and other ABL Secured Parties have not yet received final payment as of the Purchase Date, or (B) for any indemnification obligations (other than on account of contingent indemnification obligations for which no claim has then been asserted), ABL Cash Management Obligations and ABL Bank Product Obligations or letters of credit, to the extent that the cash collateral delivered pursuant to clauses (x), (y) and (z), above, are insufficient to pay such ABL Obligations in full (other than to the extent resulting from the ABL Agent’s or any other ABL Secured Party’s gross negligence or willful misconduct, as determined in a final, non-appealable judgment from a court of competent jurisdiction). Such purchase price shall be remitted by wire transfer in immediately available funds to such bank account of the ABL Agent (for the benefit of the ABL Secured Parties) as the ABL Agent shall have specified in writing to the Term Agent; provided that the ABL Agent agrees to notify the applicable Term Secured Parties of all amounts to be paid or in respect of which cash collateral is to be provided within three (3) Business Days of receipt of any Purchase Notice. Interest and fees shall be calculated to but excluding the Purchase Date if the amounts so paid by the applicable Term Lenders to the bank account designated by the ABL Agent are received in such bank account prior to 1:00 p.m., New York time, and interest shall be calculated to and including such Purchase Date if the amounts so paid by the applicable Term Lenders to the bank account designated by the ABL Agent are received in such bank account after 1:00 p.m., New York time.

(c) Any purchase pursuant to the purchase option set forth in this Section 3.8 shall, except as provided below, be expressly made without representation or warranty of any kind by the ABL Agent or the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, and without recourse to the ABL Agent and the other ABL Secured Parties as to the ABL Obligations, the collateral or otherwise, except that the ABL Agent and each of the other ABL Secured Parties, as to itself only, shall represent and warrant only (i) the principal amount of the ABL Obligations being sold by it, (ii) that such Person has not created any Lien on any ABL Obligations being sold by it, (iii) that such Person has the right to assign the ABL Obligations being assigned by it and its assignment agreement has been duly authorized

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and delivered, and (iv) such other representations, if any, as are set forth in the Assignment and Assumption (as defined in, and in the form annexed to, the ABL Credit Agreement as in effect on the date hereof).

(d) Upon notice to the Credit Parties by the Term Agent that the purchase of ABL Obligations pursuant to this Section 3.8 has been consummated by delivery of the purchase price to the ABL Agent, the Credit Parties shall treat the applicable Term Lenders as holders of the ABL Obligations and the Term Agent shall be deemed appointed to act and shall serve in such capacity as the “agent” or “administrative agent” (or analogous capacity) (the “Replacement Agent”) under the ABL Documents, for all purposes hereunder and under each ABL Document (it being agreed that the ABL Agent shall have no obligation to act as such replacement “agent” or “administrative agent” (or analogous capacity)). In connection with any purchase of ABL Obligations pursuant to this Section 3.8, each ABL Lender and ABL Agent agrees to enter into and deliver to the applicable Term Lenders on the Purchase Date, as a condition to closing, an assignment agreement customarily used by the ABL Agent in connection with the ABL Credit Agreement and the ABL Agent and each other ABL Lender shall deliver all possessory collateral (if any), together with any necessary endorsements and other documents (including any applicable stock powers or bond powers), then in its possession or in the possession of its agent or bailee, or turn over control as to any pledged collateral, deposit accounts or securities accounts of which it or its agent or bailee then has control, as the case may be, to the Replacement Agent, and deliver the loan register and participant register, if applicable and all other records pertaining to the ABL Obligations to the Replacement Agent and otherwise take such actions as may be reasonably appropriate or reasonably requested by the Term Agent to effect an orderly transition to the Replacement Agent. Upon the consummation of the purchase of the ABL Obligations pursuant to this Section 3.8, the ABL Agent (and all other agents under the ABL Credit Agreement) shall resign as an “agent” or “administrative agent” for the ABL Secured Parties under the ABL Documents; provided that (a) the ABL Agent (and all other agents under the ABL Credit Agreement) shall be entitled to all of the rights and benefits of a former “agent” or “administrative agent” under the ABL Credit Agreement, and (b) the ABL Agent shall hold or maintain control of the Control Collateral then in its possession or control as gratuitous bailee for the Term Secured Parties solely for purposes of perfecting the Lien held by such Secured Parties until such time as such Control Collateral may be transferred to the Replacement Agent.

(e) Notwithstanding the foregoing purchase of the ABL Obligations by the Purchasing Creditors, the ABL Secured Parties shall retain those contingent indemnification obligations and other obligations under the ABL Documents which by their express terms would survive any repayment of the ABL Obligations pursuant to this Section 3.8.

Section 3.9 Payments Over.

(a) So long as the Discharge of Term Obligations has not occurred, (i) any payment received in contravention of this Agreement or (ii) any Term Priority Collateral or Proceeds thereof not constituting ABL Priority Collateral received by the ABL Agent or any other ABL Secured Party in connection with the exercise of any right or remedy (including set off) relating to the Term Priority Collateral (it being understood that the application of proceeds from any Deposit Account prior to the delivery of a Term Cash Proceeds Notice shall not be

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deemed the exercise of rights or remedies relating to Term Priority Collateral), shall be segregated and held in trust and forthwith paid over to the Term Agent for the benefit of the Term Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Term Agent is hereby authorized to make any such endorsements as agent for the ABL Agent or any such other ABL Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

(b) So long as the Discharge of ABL Obligations has not occurred, (i) any payment received in contravention of this Agreement or (ii) any ABL Priority Collateral or Proceeds thereof not constituting Term Priority Collateral received by the Term Agent or any other Term Secured Parties in connection with the exercise of any right or remedy (including set off) relating to the ABL Priority Collateral, shall be segregated and held in trust and forthwith paid over to the ABL Agent for the benefit of the ABL Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The ABL Agent is hereby authorized to make any such endorsements as agent for the Term Agent or any such other Term Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

Section 3.10 Rights as Unsecured Creditors.

(a) The ABL Agent and the other ABL Secured Parties may exercise rights and remedies as unsecured creditors against any Borrower or any other Credit Party in accordance with the terms of the ABL Documents to which the ABL Agent or such other ABL Secured Parties are party and applicable law, so long as such exercise is not inconsistent with the terms of this Agreement and the ABL Agent and such other ABL Secured Parties would not be prohibited hereunder from exercising such rights and remedies as secured creditors. In the event the ABL Agent or any other ABL Secured Party becomes a judgment lien creditor in respect of Term Priority Collateral as a result of its enforcement of its rights as under the ABL Documents or otherwise, such judgment lien shall be subordinated to the Liens securing Term Obligations on the same basis as the other Liens on the Term Priority Collateral securing the ABL Obligations are subordinated to the Liens on the Term Priority Collateral securing the Term Obligations under this Agreement.

(b) The Term Agent and the Term Secured Parties may exercise rights and remedies as unsecured creditors against the Borrower or any other Credit Party in accordance with the terms of the Term Documents to which the Term Agent or such Term Secured Parties are party and applicable law, so long as such exercise is not inconsistent with the terms of this Agreement and the Term Agent and such other Term Secured Parties would not be prohibited hereunder from exercising such rights and remedies as secured creditors. In the event the Term Agent or any other Term Secured Party becomes a judgment lien creditor in respect of ABL Priority Collateral as a result of its enforcement of its rights under the Term Documents or otherwise, such judgment lien shall be subordinated to the Liens securing ABL Obligations on the same basis as the other Liens on the ABL Priority Collateral securing the Term Obligations are subordinated to the Liens on the ABL Priority Collateral securing the ABL Obligations under this Agreement.

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ARTICLE 4

APPLICATION OF PROCEEDS

Section 4.1 Application of Proceeds.

(a) Revolving Nature of ABL Obligations. The Term Agent, for and on behalf of itself and the other Term Secured Parties, expressly acknowledges and agrees that (i) the ABL Credit Agreement includes a revolving commitment, that in the ordinary course of business the ABL Agent and the ABL Lenders will apply payments and make advances thereunder, and that no application of any Collateral or the release of any Lien by the ABL Agent upon any portion of the Collateral in connection with a permitted disposition by the ABL Credit Parties under the ABL Credit Agreement shall constitute the Exercise of Secured Creditor Remedies under this Agreement; (ii) the amount of the ABL Obligations that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be Modified from time to time, and that the aggregate amount of the ABL Obligations may be increased, replaced or refinanced, in each event, without notice to or consent by the Term Secured Parties and without affecting the provisions hereof (so long as such Modification does not violate the terms hereof); and (iii) all Collateral received by the ABL Agent may be applied, reversed, reapplied, credited, or reborrowed, in whole or in part, to the ABL Obligations at any time; provided, however, that from and after the date on which the ABL Agent (or any other ABL Secured Party) or the Term Agent (or any other Term Secured Party) commences the Exercise of Any Secured Creditor Remedies, all amounts received by the ABL Agent or any ABL Lender shall be applied as specified in this Section 4.1. The Lien Priority shall not be altered or otherwise affected by any such Modification of either the ABL Obligations or the Term Obligations, or any portion thereof. Notwithstanding anything to the contrary contained in this Agreement, any Term Document or any ABL Document, each Credit Party and the Term Agent, for itself and on behalf of the other Term Secured Parties, agrees that (i) only Term Priority Collateral or proceeds of the Term Priority Collateral shall be deposited in the Term Loan Priority Accounts and (ii) the ABL Secured Parties are hereby permitted to treat all cash, cash equivalents, Money, collections and payments deposited in any ABL Deposit and Securities Account or otherwise received by any ABL Secured Parties as ABL Priority Collateral, and no such amounts credited to any such ABL Deposit and Securities Account or received by any ABL Secured Parties or applied to the ABL Obligations shall be subject to disgorgement or deemed to be held in trust for the benefit of the Term Secured Parties (and all claims of the Term Agent or any other Term Secured Party to such amounts are hereby waived); provided that with respect to any such amounts that are proceeds of Term Loan Priority Collateral credited to any ABL Deposit and Securities Account (i) which amounts are known by a loan officer of the ABL Agent active on the ABL Borrowers’ accounts to be proceeds of Term Loan Priority Collateral prior to the application of such amounts by the ABL Agent to the ABL Obligations or (ii) which are identified in a Term Cash Proceeds Notice (which shall be effective with respect to the cash proceeds identified therein) delivered to the ABL Agent prior to the application of such amounts by the ABL Agent to the ABL Obligations, in each case, the ABL Agent shall turn over any misdirected proceeds of the Term Priority Collateral to the Term Agent.

(b) Application of Proceeds of ABL Priority Collateral. The ABL Agent and the Term Agent hereby agree that all ABL Priority Collateral, ABL Priority Proceeds and all

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other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the ABL Priority Collateral, shall be applied, first, to the payment of costs and expenses of the ABL Agent in connection with such Exercise of Secured Creditor Remedies;

second, to the payment or discharge of the ABL Obligations (other than any Excess ABL Obligations) in accordance with the ABL Documents;

third, to the payment of the Term Obligations (other than any Excess Term Obligations) in accordance with the Term Documents until the Discharge of Term Obligations (other than any Excess Term Obligations) shall have occurred;

fourth, to the payment of any outstanding Excess ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred;

fifth, to the payment of any outstanding Term ABL Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred; and

sixth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

(c) Application of Proceeds of Term Priority Collateral. The ABL Agent and the Term Agent hereby agree that all Term Priority Collateral, Term Priority Proceeds and all other Proceeds thereof, received by either of them in connection with any Exercise of Secured Creditor Remedies with respect to the Term Priority Collateral, shall be applied, first, to the payment of costs and expenses of the Term Agent in connection with such Exercise of Secured Creditor Remedies;

second, to the payment of the Term Obligations (other than any Excess Term Obligations) in accordance with the Term Documents;

third, to the payment of the ABL Obligations (other than any Excess ABL Obligations) in accordance with the ABL Documents until the Discharge of ABL Obligations (other than any Excess ABL Obligations) shall have occurred;

fourth, to the payment of any outstanding Excess Term Obligations in accordance with the Term Documents until the Discharge of Term Obligations shall have occurred;

fifth, to the payment of any outstanding Excess ABL Obligations in accordance with the ABL Documents until the Discharge of ABL Obligations shall have occurred; and

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sixth, the balance, if any, to the Credit Parties or as a court of competent jurisdiction may direct.

(d) Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the ABL Agent shall have no obligation or liability to the Term Agent or to any Term Secured Party, and the Term Agent shall have no obligation or liability to the ABL Agent or any other ABL Secured Party, regarding the adequacy of any Proceeds or for any action or omission, except solely for an action or omission that breaches the express obligations undertaken by each Agent under the terms of this Agreement. Notwithstanding anything to the contrary herein contained, neither Agent waives any claim that it may have against any other Secured Party on the grounds that any sale, transfer or other disposition by or on behalf of such Secured Party was not commercially reasonable in every respect as required by the Uniform Commercial Code.

(e) Turnover of Collateral After Discharge. Upon the Discharge of ABL Obligations and as long as the Discharge of Term Obligations has not occurred, the ABL Agent shall deliver to the Term Agent or shall execute such documents as the Term Agent may reasonably request to enable the Term Agent to have control over any Control Collateral still in the ABL Agent’s possession, custody, or control in the same form as received with any necessary endorsements (in each case, subject to the reinstatement provisions of Section 5.3), or as a court of competent jurisdiction may otherwise direct. Upon the Discharge of Term Obligations and as long as the Discharge of ABL Obligations has not occurred, the Term Agent shall deliver to the ABL Agent or shall execute such documents as the ABL Agent may reasonably request to enable the ABL Agent to have control over any Control Collateral still in the Term Agent’s possession, custody or control in the same form as received with any necessary endorsements (in each case, subject to the reinstatement provisions of Section 5.3), or as a court of competent jurisdiction may otherwise direct.

Section 4.2 Specific Performance. Each of the ABL Agent and the Term Agent is hereby authorized to demand specific performance of this Agreement, whether or not any Borrower or any Guarantor shall have complied with any of the provisions of any of the Credit Documents, at any time when the other Agent shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the ABL Agent, for and on behalf of itself and the other ABL Secured Parties, and the Term Agent, for and on behalf of itself and the other Term Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance.

ARTICLE 5

INTERCREDITOR ACKNOWLEDGEMENTS AND WAIVERS

Section 5.1 Notice of Acceptance and Other Waivers.

(a) All ABL Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the Term Agent, on behalf of itself and the other Term Secured Parties, hereby waives notice of acceptance, or proof of reliance by the ABL Agent or any other ABL Secured Party of this Agreement, and of notice of the existence, increase, renewal, extension, accrual, creation, or non-

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payment of all or any part of the ABL Obligations. All Term Obligations at any time made or incurred by any Borrower or any Guarantor shall be deemed to have been made or incurred in reliance upon this Agreement, and the ABL Agent, on behalf of itself and the other ABL Secured Parties, hereby waives notice of acceptance, or proof of reliance, by the Term Agent or any other Term Secured Party of this Agreement, and notice of the existence, increase, renewal, extension, accrual, creation, or non-payment of all or any part of the Term Obligations.

(b) None of the ABL Agent, any other ABL Secured Party, or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the ABL Agent or any other ABL Secured Party honors (or fails to honor) a request by any ABL Borrower for an extension of credit pursuant to the ABL Credit Agreement or any of the other ABL Documents, whether the ABL Agent or any other ABL Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the Term Credit Agreement or any other Term Document or an act, condition, or event that, with the giving of notice or the passage of time, or both, would constitute such a default, or if the ABL Agent or any other ABL Secured Party otherwise should exercise any of its contractual rights or remedies under any ABL Documents (subject to the express terms and conditions hereof), neither the ABL Agent nor any other ABL Secured Party shall have any liability whatsoever to the Term Agent or any other Term Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The ABL Agent and the other ABL Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the ABL Credit Agreement and any of the other ABL Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the Term Agent or any of the other Term Secured Parties have in the Collateral, except as otherwise expressly set forth in this Agreement. The Term Agent, on behalf of itself and the other Term Secured Parties, agrees that neither the ABL Agent nor any other ABL Secured Party shall incur any liability as a result of a sale, lease, license, application, or other disposition of all or any portion of the Collateral or Proceeds thereof, pursuant to the ABL Documents, so long as such disposition is conducted in accordance with mandatory provisions of applicable law and does not breach the provisions of this Agreement.

(c) None of the Term Agent, any other Term Secured Party or any of their respective Affiliates, directors, officers, employees, or agents shall be liable for failure to demand, collect, or realize upon any of the Collateral or any Proceeds, or for any delay in doing so, or shall be under any obligation to sell or otherwise dispose of any Collateral or Proceeds thereof or to take any other action whatsoever with regard to the Collateral or any part or Proceeds thereof, except as specifically provided in this Agreement. If the Term Agent or any other Term Secured Party honors (or fails to honor) a request by the Term Borrower for an extension of credit pursuant to the Term Credit Agreement or any of the other Term Documents, whether the Term Agent or any other Term Secured Party has knowledge that the honoring of (or failure to honor) any such request would constitute a default under the terms of the ABL Credit Agreement or any other ABL Document or an act, condition, or event that, with the giving of

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notice or the passage of time, or both, would constitute such a default, or if the Term Agent or any other Term Secured Party otherwise should exercise any of its contractual rights or remedies under the Term Documents (subject to the express terms and conditions hereof), neither the Term Agent nor any other Term Secured Party shall have any liability whatsoever to the ABL Agent or any other ABL Secured Party as a result of such action, omission, or exercise (so long as any such exercise does not breach the express terms and provisions of this Agreement). The Term Agent and the other Term Secured Parties shall be entitled to manage and supervise their loans and extensions of credit under the Term Documents as they may, in their sole discretion, deem appropriate, and may manage their loans and extensions of credit without regard to any rights or interests that the ABL Agent or any other ABL Secured Party has in the Collateral, except as otherwise expressly set forth in this Agreement. The ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that none of the Term Agent or the other Term Secured Parties shall incur any liability as a result of a sale, lease, license, application, or other disposition of the Collateral or any part or Proceeds thereof, pursuant to the Term Documents, so long as such disposition is conducted in accordance with, mandatory provisions of applicable law and does not breach the provisions of this Agreement.

Section 5.2 Modifications to ABL Documents and Term Documents.

(a) The Term Agent, on behalf of itself and the other Term Secured Parties, hereby agrees that, without affecting the obligations of the Term Agent and the other Term Secured Parties hereunder, the ABL Agent and the other ABL Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the Term Agent or any other Term Secured Party, and without incurring any liability to the Term Agent or any other Term Secured Party or impairing or releasing the subordination of Lien Priority provided for herein, Modify any of the ABL Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, extend, alter or increase, all or any of the ABL Obligations or otherwise Modify in any manner, or grant any waiver or release with respect to, all or any part of the ABL Obligations or any of the ABL Documents;

(ii) subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the ABL Obligations, and in connection therewith to enter into any additional ABL Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the ABL Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

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(vi) subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the ABL Obligations; and

(vii) otherwise manage and supervise the ABL Obligations as the ABL Agent shall deem appropriate;

provided that, without limiting any of the provisions of the ABL Credit Agreement (including, without limitation, Section 7.12 thereof), and subject to Section 7.20 hereof, no such Modification may either (i) increase the maximum aggregate principal amount of the sum of (x) loans thereunder plus (y) the face amount of letters of credit issued and outstanding under the ABL Documents plus (z) the aggregate amount of ABL Obligations with respect to ABL Bank Products, calculated, in the case of Swap Contracts, on the applicable Swap Termination Value (as defined in the ABL Credit Agreement), to an amount in excess of the ABL Debt Cap (provided that, for the avoidance of doubt, ABL Obligations under ABL Cash Management Services shall not be included in the calculation of the ABL Debt Cap), or (ii) modify the mandatory prepayment provisions contained in the ABL Documents from those in effect on the date hereof to the extent such Modifications would require application to the ABL Obligations of Net Cash Proceeds of Term Priority Collateral required to be applied to the Term Obligations pursuant to the Term Documents as in effect on the date hereof.

(b) The ABL Agent, on behalf of itself and the other ABL Secured Parties, hereby agrees that, without affecting the obligations of the ABL Agent and the other ABL Secured Parties hereunder, the Term Agent and the other Term Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to the ABL Agent or any other ABL Secured Party, and without incurring any liability to the ABL Agent or any other ABL Secured Party or impairing or releasing the subordination of Lien Priority provided for herein, Modify any of the Term Documents in any manner whatsoever (other than in a manner which would contravene the provisions of this Agreement), including, without limitation, to:

(i) change the manner, place, time, or terms of payment or renew, extend, alter or increase, all or any of the Term Obligations or otherwise Modify in any manner, or grant any waiver or release with respect to, all or any part of the Term Obligations or any of the Term Documents;

(ii) subject to Section 2.5, retain or obtain a Lien on any Property of any Person to secure any of the Term Obligations, and in connection therewith to enter into any additional Term Documents;

(iii) amend, or grant any waiver, compromise, or release with respect to, or consent to any departure from, any guaranty or other obligations of any Person obligated in any manner under or in respect of the Term Obligations;

(iv) release its Lien on any Collateral or other Property;

(v) exercise or refrain from exercising any rights against any Borrower, any Guarantor, or any other Person;

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(vi) subject to Section 2.5, retain or obtain the primary or secondary obligation of any other Person with respect to any of the Term Obligations; and

(vii) otherwise manage and supervise the Term Obligations as the Term Agent shall deem appropriate;

provided that, subject to Section 7.20 hereof, no such Modification may either (i) increase the maximum aggregate principal of the loans or notes thereunder plus to an amount in excess of the Term Debt Cap (provided that, for the avoidance of doubt, Term Obligations under Term Hedging Agreements shall not be included in the calculation of the Term Debt Cap), or (ii) modify the mandatory prepayment provisions contained in the Term Documents from those in effect on the date hereof to the extent such Modification would require application to the Term Obligations of Net Cash Proceeds of ABL Priority Collateral required to be applied to the ABL Obligations pursuant to the ABL Documents as in effect on the date hereof.

(c) Notwithstanding anything to the contrary herein, (i) if substantially concurrently with (or immediately after) the Discharge of ABL Obligations, the ABL Borrowers or any other ABL Credit Parties enter into any Permitted Refinancing of any ABL Obligations, then such Discharge of ABL Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the Permitted Refinancing shall automatically be treated as ABL Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “ABL Credit Agreement” shall be deemed appropriately modified to refer to such Permitted Refinancing and the administrative agent and collateral agent under such ABL Documents shall be the ABL Agent for all purposes hereof and the secured parties under such ABL Documents shall automatically be treated as ABL Secured Parties for all purposes of this Agreement, and (ii) if substantially concurrently with (or immediately after) the Discharge of Term Obligations, the Term Borrower or any other Term Credit Parties enter into any Permitted Refinancing of any Term Obligations, then such Discharge of Term Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, and the obligations under the Permitted Refinancing shall automatically be treated as Term Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, the term “Term Credit Agreement” shall be deemed appropriately modified to refer to such Permitted Refinancing and the security agent under such Term Documents shall be the Term Agent for all purposes hereof and the secured parties under such Term Documents shall automatically be treated as Term Secured Parties for all purposes of this Agreement; provided that, in any case, any Permitted Refinancing shall not require the consent of the ABL Agent, the other ABL Secured Parties, the Term Agent or the other Term Secured Parties, as the case may be, or affect the Lien Priorities provided for in this Agreement, provided, further, that the holders of any class or series of Indebtedness in respect of such Permitted Refinancing (or an authorized agent or trustee on their behalf), to the extent such Indebtedness is secured, bind themselves in writing to the terms of this Agreement pursuant to such documents or agreements (including amendments or supplements to this Agreement) as the ABL Agent or the Term Agent, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the ABL Agent or the Term Agent, as the case may be, and any such Modification shall be in accordance with any applicable provisions of both the ABL Documents and the Term Documents (to the extent such documents survive such Permitted Refinancing).

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Section 5.3 Reinstatement and Continuation of Agreement.

(a) If the ABL Agent or any other ABL Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the ABL Obligations (an “ABL Recovery”), then the ABL Obligations shall be reinstated to the extent of such ABL Recovery. If this Agreement shall have been terminated prior to such ABL Recovery and the Discharge of Term Loan Obligations or a Term Recovery (defined below) has not occurred, this Agreement shall be reinstated in full force and effect in the event of such ABL Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Agents from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the other ABL Secured Parties, and the other Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations. No priority or right of the ABL Agent or any other ABL Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the ABL Documents, regardless of any knowledge thereof which the ABL Agent or any other ABL Secured Party may have.

(b) If the Term Agent or any other Term Secured Party is required in any Insolvency Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower, any Guarantor, or any other Person any payment made in satisfaction of all or any portion of the Term Obligations (a “Term Recovery”), then the Term Obligations shall be reinstated to the extent of such Term Recovery. If this Agreement shall have been terminated prior to such Term Recovery and the Discharge of ABL Obligations or an ABL Recovery has not occurred, this Agreement shall be reinstated in full force and effect in the event of such Term Recovery, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the Agents from such date of reinstatement. All rights, interests, agreements, and obligations of the ABL Agent, the Term Agent, the other ABL Secured Parties, and the other Term Secured Parties under this Agreement shall remain in full force and effect and shall continue irrespective of the commencement of, or any discharge, confirmation, conversion, or dismissal of, any Insolvency Proceeding by or against any Borrower or any Guarantor or any other circumstance which otherwise might constitute a defense available to, or a discharge of any Borrower or any Guarantor in respect of the ABL Obligations or the Term Obligations. No priority or right of the Term Agent or any other Term Secured Party shall at any time be prejudiced or impaired in any way by any act or failure to act on the part of any Borrower or any Guarantor or by the noncompliance by any Person with the terms, provisions, or covenants of any of the Term Documents, regardless of any knowledge thereof which the Term Agent or any other Term Secured Party may have.

ARTICLE 6

INSOLVENCY PROCEEDINGS

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Section 6.1 DIP Financing.

(a) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of ABL Obligations, and if the ABL Agent or the other ABL Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting ABL Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, an “ABL DIP Financing”), with such ABL DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral), then the Term Agent, on behalf of itself and the other Term Secured Parties, agrees that it will raise no objection and will not support any objection to such ABL DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the Term Agent securing the Term Obligations or on any other grounds (and will not request any adequate protection with respect to its Lien on the ABL Priority Collateral solely as a result of such ABL DIP Financing or use of cash collateral that is ABL Priority Collateral and will not at any time prior to the Discharge of ABL Obligations (and regardless of whether the ABL Agent and the other ABL Secured Parties have proposed or supported any ABL DIP Financing), propose any ABL DIP Financing), so long as (i) the Term Agent retains its Lien on the Collateral to secure the Term Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) and, as to the Term Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the Term Priority Collateral securing such ABL DIP Financing is junior and subordinate to the Lien of the Term Agent on the Term Priority Collateral in the same manner that the Lien on Term Priority Collateral in favor of the ABL Secured Parties is subordinated hereunder to the Lien of the Term Secured Parties, (ii) all Liens on ABL Priority Collateral securing any such ABL DIP Financing shall be senior to or on a parity with the Liens of the ABL Agent and the other ABL Secured Parties securing the ABL Obligations on ABL Priority Collateral, (iii) the foregoing provisions of this Section 6.1(a) shall not prevent the Term Agent and the other Term Secured Parties from objecting to any provision in any ABL DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws, (iv) to the extent that the ABL Secured Parties are granted adequate protection in the form of a Lien and/or a superpriority administrative claim, the Term Secured Parties are permitted to seek (without objection from the ABL Secured Parties) a Lien on Collateral arising after the commencement of the Insolvency Proceeding and/or a superpriority administrative claim, as applicable (so long as, with respect to ABL Priority Collateral, such Lien is junior to the Liens securing such ABL DIP Financing and the ABL Obligations and such superpriority administrative claim is junior to the superpriority administrative claim granted to the ABL Agent), and (v) subject to Section 7.20 hereof, the sum of (i) the maximum aggregate principal amount of loans under such ABL DIP Financing and the other ABL Documents plus (ii) the face amount of letters of credit issued and outstanding under such ABL DIP Financing and the other ABL Documents plus (iii) the aggregate amount of ABL Obligations with respect to ABL Bank Products, calculated, in the case of Swap Contracts, on the applicable Swap Termination Value (as defined in the ABL Credit Agreement), does not exceed the ABL Debt Cap (provided that, for the avoidance of

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doubt, ABL Obligations under ABL Cash Management Services shall not be included in the calculation of the ABL Debt Cap); provided that the Term Agent, on behalf of itself and the other Term Secured Parties, agrees that it will raise no objection and will not support any objection to any ABL DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to grant to the Term Secured Parties a Lien on Collateral arising after the commencement of the Insolvency Proceeding and/or a superpriority administrative claim.

(b) If any Borrower or any Guarantor shall be subject to any Insolvency Proceeding at any time prior to the Discharge of Term Obligations, and if the Term Agent or the other Term Secured Parties shall seek to provide any Borrower or any Guarantor with, or consent to a third party providing, any financing under Section 364 of the Bankruptcy Code or consent to any order for the use of cash collateral constituting Term Priority Collateral under Section 363 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) (each, a “Term DIP Financing”), with such Term DIP Financing to be secured by all or any portion of the Collateral (including assets that, but for the application of Section 552 of the Bankruptcy Code (or any similar provision of any foreign Debtor Relief Laws) would be Collateral), then the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that it will raise no objection and will not support any objection to such Term DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to provide “adequate protection” for the Liens of the ABL Agent securing the ABL Obligations or on any other grounds (and will not request any adequate protection with respect to its Lien on the Term Priority Collateral solely as a result of such Term DIP Financing or use of cash collateral that is Term Priority Collateral and will not at any time prior to the Discharge of Term Obligations (and regardless of whether the Term Agent and the other Term Secured Parties have proposed or supported any Term DIP Financing), propose any Term DIP Financing), so long as (i) the ABL Agent retains its Lien on the Collateral to secure the ABL Obligations (in each case, including Proceeds thereof arising after the commencement of the case under any Debtor Relief Laws) and, as to the ABL Priority Collateral only, such Lien has the same priority as existed prior to the commencement of the case under the subject Debtor Relief Laws and any Lien on the ABL Priority Collateral securing such Term DIP Financing is junior and subordinate to the Lien of the ABL Agent on the ABL Priority Collateral in the same manner that the Lien on ABL Priority Collateral in favor of the Term Secured Parties is subordinated hereunder to the Lien of the ABL Secured Parties, (ii) all Liens on Term Priority Collateral securing any such Term DIP Financing shall be senior to or on a parity with the Liens of the Term Agent and the other Term Secured Parties securing the Term Obligations on Term Priority Collateral, (iii) the foregoing provisions of this Section 6.1(b) shall not prevent the ABL Agent and the other ABL Secured Parties from objecting to any provision in any Term DIP Financing relating to any provision or content of a plan of reorganization or other plan of similar effect under any Debtor Relief Laws, (iv) to the extent that the Term Secured Parties are granted adequate protection in the form of a Lien and/or a superpriority administrative claim, the ABL Secured Parties are permitted to seek (without objection from the Term Secured Parties) a Lien on Collateral arising after the commencement of the Insolvency Proceeding and/or a superpriority administrative claim, as applicable (so long as, with respect to Term Priority Collateral, such Lien is junior to the Liens securing such Term DIP Financing and the Term Obligations and such superpriority administrative claim is junior to the superpriority administrative claim granted to the Term Agent, and (v) subject to Section 7.20 hereof, the aggregate outstanding principal amount of all loans under such Term DIP Financing

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and the Term Documents does not exceed the Term Debt Cap; provided that the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that it will raise no objection and will not support any objection to any Term DIP Financing or use of cash collateral or to the Liens securing the same on the grounds of a failure to grant to the ABL Secured Parties a Lien on Collateral arising after the commencement of the Insolvency Proceeding and/or a superpriority administrative claim.

(c) All Liens granted to the ABL Agent or the Term Agent in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended by the Agents to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement. For clarity, the ABL Agent and the other ABL Secured Parties shall not seek to “prime” the Lien of the Term Agent and the other Term Secured Parties on the Term Priority Collateral and the Term Agent and the other Term Secured Parties shall not seek to “prime” the Lien of the ABL Agent and the other ABL Secured Parties on the ABL Priority Collateral.

Section 6.2 Relief From Stay. Until the Discharge of ABL Obligations has occurred, the Term Agent, on behalf of itself and the other Term Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the ABL Priority Collateral without the ABL Agent’s express written consent. Until the Discharge of Term Obligations has occurred, the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees not to seek relief from the automatic stay or any other stay in any Insolvency Proceeding in respect of any portion of the Term Priority Collateral without the Term Agent’s express written consent. In addition, neither the Term Agent nor the ABL Agent shall seek any relief from the automatic stay with respect to any Collateral without providing three (3) days’ prior written notice to the other, unless such period is agreed by both the ABL Agent and the Term Agent to be modified or unless the ABL Agent or Term Agent, as applicable, makes a good faith determination that either (A) the ABL Priority Collateral or the Term Priority Collateral, as applicable, will decline speedily in value or (B) the failure to take any action will have a reasonable likelihood of endangering the ABL Agent’s or the Term Agent’s ability to realize upon its Collateral.

Section 6.3 No Contest; Adequate Protection. (a) The Term Agent, on behalf of itself and the other Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363 or §364 of the Bankruptcy Code with respect to the ABL Priority Collateral, except as set forth in this Section 6.3 or as may otherwise be consented to in writing by the ABL Agent in its sole and absolute discretion. Without in any manner limiting the provisions of Section 6.1(a), the Term Agent, on behalf of itself and the other Term Secured Parties, agrees that, prior to the Discharge of ABL Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the ABL Agent or any other ABL Secured Party for adequate protection of its interest in the Collateral (unless if the adequate protection sought is in the form of a cash payment, periodic cash payments or otherwise, in each case described in this clause (y), to the extent such payments are made from the proceeds of the Term Priority Collateral or, unless agreed by the Term Agent, from Term DIP Financing provided by the Term Agent or any other Term Secured Party), or (ii) any objection by the ABL Agent or any other ABL Secured Party to any motion, relief, action, or proceeding based on a claim by the ABL Agent or any other ABL Secured Party that its interests in the Collateral (unless in contravention of Section

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6.1(b) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the ABL Agent as adequate protection of its interests are subject to this Agreement.

(b) The ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, none of them shall seek or accept any form of adequate protection under any or all of §361, §362, §363 or §364 of the Bankruptcy Code with respect to the Term Priority Collateral, except as set forth in this Section 6.3 or as may otherwise be consented to in writing by the Term Agent in its sole and absolute discretion. Without in any manner limiting the provisions of Section 6.1(b), the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that, prior to the Discharge of Term Obligations, none of them shall contest (or support any other Person contesting) (i) any request by the Term Agent or any other Term Secured Party for adequate protection of its interest in the Collateral (unless (x) in contravention of Section 6.1(b) above, or (y) if the adequate protection sought in the form of a cash payment, periodic cash payments or otherwise, in each case described in this clause (y), to the extent such payments are made from the proceeds of the ABL Priority Collateral or, unless agreed by the ABL Agent, from ABL DIP Financing provided by the ABL Agent or any other ABL Secured Party), or (ii) any objection by the Term Agent or any other Term Secured Party to any motion, relief, action or proceeding based on a claim by the Term Agent or any other Term Secured Party that its interests in the Collateral (unless in contravention of Section 6.1(a) above) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Term Agent as adequate protection of its interests are subject to this Agreement.

(c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency Proceeding:

(i) if the ABL Secured Parties (or any subset thereof) are granted adequate protection with respect to the ABL Priority Collateral in the form of additional ABL Priority Collateral or collateral of a type which would otherwise have constituted ABL Priority Collateral, then the ABL Agent, on behalf of itself and the other ABL Secured Parties, agrees that the Term Agent, on behalf of itself or any of the other Term Secured Parties, may seek or request (and the ABL Secured Parties will not oppose such request unless in contravention of Section 6.1(a)) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the ABL Obligations on the same basis as the other Liens of the Term Agent on ABL Priority Collateral; and

(ii) in the event the Term Secured Parties (or any subset thereof) are granted adequate protection in respect of Term Priority Collateral in the form of additional Term Priority Collateral or collateral of a type which would otherwise have constituted Term Priority Collateral, then the Term Agent, on behalf of itself and any of the other Term Secured Parties, agrees that the ABL Agent on behalf of itself or any of the other ABL Secured Parties, may seek or request (and the Term Secured Parties will not oppose such request) adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Obligations on the same basis as the other Liens of the ABL Agent on Term Priority Collateral.

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(iii) Except as otherwise expressly set forth in Section 6.1(a) or in connection with the exercise of remedies with respect to the ABL Priority Collateral, nothing herein shall limit the rights of the Term Agent or the other Term Secured Parties from seeking adequate protection with respect to their rights in the Term Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise). Except in connection with the exercise of remedies with respect to the Term Priority Collateral, nothing herein shall limit the rights of the ABL Agent or the other ABL Secured Parties from seeking adequate protection with respect to their rights in the ABL Priority Collateral in any Insolvency Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

Section 6.4 Asset Sales. The Term Agent agrees, on behalf of itself and the other Term Secured Parties, that it will not oppose any sale consented to by the ABL Agent of any ABL Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as the Term Agent, for the benefit of the other Term Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the ABL Obligations in accordance with Section 4.1(b)). The ABL Agent agrees, on behalf of itself and the other ABL Secured Parties, that it will not oppose any sale consented to by the Term Agent of any Term Priority Collateral pursuant to Section 363(f) of the Bankruptcy Code (or any similar provision under the law applicable to any Insolvency Proceeding or under a court order in respect of measures granted with similar effect under any foreign Debtor Relief Laws) so long as (i) any such sale is made in accordance with Section 3.6 and (ii) the ABL Agent, for the benefit of the ABL Secured Parties, shall retain a Lien on the proceeds of such sale (to the extent such proceeds are not applied to the Term Obligations in accordance with Section 4.1(c)). If such sale of Collateral includes both ABL Priority Collateral and Term Priority Collateral and the Agents are unable after negotiating in good faith to agree on the allocation of the purchase price between the ABL Priority Collateral and Term Priority Collateral, either Agent may apply to the court in such Insolvency Proceeding to make a determination of such allocation, and the court’s determination shall be binding upon the Agents.

Section 6.5 Separate Grants of Security and Separate Classification. Each Term Secured Party and each ABL Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Collateral Documents and the Term Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Term Obligations are fundamentally different from the ABL Obligations and must be separately classified in any plan of reorganization (or other plan of similar effect under any Debtor Relief Laws) proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Obligation claims against the Credit Parties, with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Priority Collateral, as applicable, is sufficient (for this purpose ignoring all claims held by the other

50

Secured Parties), the ABL Secured Parties or the Term Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties from such Collateral, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 6.6 Enforceability. The provisions of this Agreement are intended to be and shall be enforceable under Section 510(a) of the Bankruptcy Code.

Section 6.7 ABL Obligations Unconditional. All rights of the ABL Agent hereunder, and all agreements and obligations of the Term Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

A. any lack of validity or enforceability of any ABL Document;

B. any change in the time, place or manner of payment of, or in any other term of, all or any portion of the ABL Obligations, or any Modification, whether by course of conduct or otherwise, or any refinancing, replacement, extension, increase, restructuring, refunding or restatement of any ABL Document (but solely to the extent permitted pursuant to Section 5.2(a) hereof);

C. any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral or any other collateral, or any Modification, whether by course of conduct or otherwise, or any refinancing, replacement, extension, restructuring, refunding, restatement or increase of all or any portion of the ABL Obligations or any guarantee or guaranty thereof; or

D. any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the ABL Obligations (other than Discharge of ABL Obligations), or of any of the Term Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

Section 6.8 Term Obligations Unconditional. All rights of the Term Agent hereunder, and all agreements and obligations of the ABL Agent and the Credit Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

A. any lack of validity or enforceability of any Term Document;

B. any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Term Obligations, or any Modification, whether by course of conduct or otherwise, or any refinancing, replacement, extension, increase, restructuring, refunding or restatement of any Term Document (but solely to the extent permitted pursuant to Section 5.2(a) hereof);

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C. any exchange, release, voiding, avoidance or non perfection of any security interest in any Collateral, or any other collateral, or any Modification, whether by course of conduct or otherwise, or any refinancing, replacement, extension, restructuring, refunding, restatement or increase of all or any portion of the Term Obligations or any guarantee or guaranty thereof; or

D. any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Term Obligations (other than Discharge of Term Obligations), or of any of the ABL Agent or any Credit Party, to the extent applicable, in respect of this Agreement.

ARTICLE 7

MISCELLANEOUS

Section 7.1 Rights of Subrogation. The Term Agent, for and on behalf of itself and the other Term Secured Parties, agrees that no payment to the ABL Agent or any other ABL Secured Party pursuant to the provisions of this Agreement shall entitle the Term Agent or any other Term Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of ABL Obligations shall have occurred. Following the Discharge of ABL Obligations, the ABL Agent agrees to execute such documents, agreements, and instruments as the Term Agent or any other Term Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Agent are paid by such Person upon request for payment thereof. The ABL Agent, for and on behalf of itself and the other ABL Secured Parties, agrees that no payment to the Term Agent or any other Term Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Agent or any other ABL Secured Party to exercise any rights of subrogation in respect thereof until the Discharge of Term Obligations shall have occurred. Following the Discharge of Term Obligations, the Term Agent agrees to execute such documents, agreements, and instruments as the ABL Agent or any other ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Term Obligations resulting from payments to the Term Agent by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the Term Agent are paid by such Person upon request for payment thereof.

Section 7.2 Further Assurances. The Agents will, at their own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that either Agent may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Agent or the Term Agent to exercise and enforce its rights and remedies hereunder; provided, however, that no Agent shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 7.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such Agent may interplead any payment or distribution in any court of

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competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 7.2.

Section 7.3 Representations. The Term Agent represents and warrants to the ABL Agent that it has the requisite power and authority under the Term Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the other Term Secured Parties and that this Agreement shall be binding obligations of the Term Agent and the other Term Secured Parties, enforceable against the Term Agent and the other Term Secured Parties in accordance with its terms. The ABL Agent represents and warrants to the Term Agent that it has the requisite power and authority under the ABL Documents to enter into, execute, deliver, and carry out the terms of this Agreement on behalf of itself and the other ABL Secured Parties and that this Agreement shall be binding obligations of the ABL Agent and the other ABL Secured Parties, enforceable against the ABL Agent and the other ABL Secured Parties in accordance with its terms.

Section 7.4 Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Agent hereto shall be effective unless it is in a written agreement executed by the Term Agent and the ABL Agent, and, in the case of any amendment or waiver that would be materially adverse to a Credit Party, the Lead Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 7.5 Addresses for Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, emailed, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of an email or telecopy or three (3) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the Agents hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below or, as to each Agent, at such other address as may be designated by such Agent in a written notice to all of the other Agents.

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ABL Agent:	Wells Fargo Bank, National Association
One Boston Place, 18th Floor
Boston, MA 02108
Attention: Peter Foley
Telephone No.: (617) 854-7283
Facsimile No.: (855) 461-3726
Email: peter.foley@wellsfargo.com

Term Agent:	Credit Suisse AG
Eleven Madison Avenue
New York, NY 10010
Attention: Sean Portrait – Agency Manager
Telephone No.: (919) 994-6369
Facsimile No.: (212) 322-2291
Email: agency.loanops@credit-suisse.com

Section 7.6 No Waiver; Remedies. No failure on the part of any Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 7.7 Continuing Agreement, Transfer of Secured Obligations. This Agreement is a continuing agreement and shall, subject to Section 5.3, (a) remain in full force and effect until the Discharge of ABL Obligations or the Discharge of Term Obligations shall have occurred, (b) be binding upon the Agents and their successors and assigns, and (c) inure to the benefit of and be enforceable by the Agents and their respective successors, transferees and permitted assigns. Except as set forth in Section 7.4, nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding. Without limiting the generality of the foregoing clause (c), the ABL Agent, any other ABL Secured Party, the Term Agent, or any other Term Secured Party may assign or otherwise transfer all or any portion of the ABL Obligations or the Term Obligations in accordance with the ABL Credit Agreement or the Term Credit Agreement, in each case, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights and obligations in respect thereof granted to the ABL Agent, the Term Agent, any other ABL Secured Party, or any other Term Secured Party, as the case may be, herein or otherwise. The ABL Secured Parties and the Term Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide Indebtedness to, or for the benefit of, any Credit Party on the faith hereof.

Section 7.8 GOVERNING LAW; ENTIRE AGREEMENT. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. This Agreement constitutes the entire agreement and understanding among the Agents with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

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Section 7.9 Counterparts. This Agreement may be executed in any number of counterparts, and it is not necessary that the signatures of all Agents be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (in pdf or similar format) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 7.10 No Third Party Beneficiaries. This Agreement is solely for the benefit of the ABL Agent, other ABL Secured Parties, Term Agent and other Term Secured Parties. Except for amendments and waivers which require the consent of the Credit Parties pursuant to Section 7.4, no other Person (including any Borrower, any Guarantor or any Affiliate of any Borrower or any Guarantor, or any Subsidiary of any Borrower or any Guarantor) shall be deemed to be a third party beneficiary of this Agreement.

Section 7.11 Headings. The headings of the articles and sections of this Agreement are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

Section 7.12 Severability. If any of the provisions in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement and shall not invalidate the Lien Priority or the application of Proceeds and other priorities set forth in this Agreement. The Agents shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.13 [Reserved.].

Section 7.14 VENUE; JURY TRIAL WAIVER.

(a) EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

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(b) EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 7.5. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 7.15 Intercreditor Agreement. This Agreement is the “Intercreditor Agreement” referred to in the ABL Credit Agreement and this Agreement is the “ABL Intercreditor Agreement” referred to in the Term Credit Agreement. Nothing in this Agreement shall be deemed to subordinate the obligations due to (i) any ABL Secured Party to the obligations due to any Term Secured Party or (ii) any Term Secured Party to the obligations due to any ABL Secured Party (in each case, whether before or after the occurrence of an Insolvency Proceeding), it being the intent of the Agents that this Agreement shall effectuate a subordination of Liens but not a subordination of Indebtedness.

Section 7.16 No Warranties or Liability. The Term Agent and the ABL Agent acknowledge and agree that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any Term Document. Except as otherwise provided in this Agreement, the Term

56

Agent and the ABL Agent will be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 7.17 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Document, the provisions of this Agreement shall govern.

Section 7.18 Costs and Expenses. All costs and expenses incurred by the Term Agent and the ABL Agent, including, without limitation pursuant to Section 3.8(d) and Section 4.1(e) hereunder shall be reimbursed by the Borrowers and the Credit Parties as provided in Section 9.05 of the Term Credit Agreement (or any similar provision) and Section 10.04 (or any similar provision) of the ABL Credit Agreement.

Section 7.19 Information Concerning Financial Condition of the Credit Parties.

(a) Each of the Term Agent and the ABL Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Credit Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Obligations. The Term Agent and the ABL Agent hereby agree that no party shall have any duty to advise any other Agent of information known to it regarding such condition or any such circumstances. In the event the Term Agent or the ABL Agent, in its sole discretion, undertakes at any time or from time to time to provide any information to any other Agent party to this Agreement, (a) it shall be under no obligation (i) to provide any such information to such other Agent or any other Agent on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information, and (b) it makes no representation as to the accuracy or completeness of any such information and shall not be liable for any information contained therein.

(b) The Credit Parties agree that any information provided to the ABL Agent, the Term Agent, any other ABL Secured Party or any other Term Secured Party may be shared by such Person with the ABL Agent, the Term Agent, any other ABL Secured Party or any other Term Secured Party notwithstanding a request or demand by any such Credit Party that such information be kept confidential; provided that such information shall otherwise be subject to the respective confidentiality provisions in the ABL Credit Agreement and the Term Credit Agreement, as applicable.

Section 7.20 ABL Debt Cap; Term Debt Cap. Notwithstanding anything to the contrary, each of the Term Agent (for itself and on behalf of the other Term Secured Parties) and the ABL Agent (for itself and on behalf of the other ABL Secured Parties) acknowledges and agrees as follows:

(a) ABL Debt Cap. If, at any time, the sum of (i) the maximum aggregate principal amount of the loans thereunder plus (ii) the face amount of letters of credit issued and outstanding thereunder, plus (iii) the aggregate amount of ABL Obligations with respect to ABL Bank Products, calculated, in the case of Swap Contracts, on the applicable Swap Termination Value (as defined in the ABL Credit Agreement) exceeds the ABL Debt Cap (provided that, for

57

the avoidance of doubt, ABL Obligations under ABL Cash Management Services shall not be included in the calculation of the ABL Debt Cap), or any ABL Document is Modified to permit the same, such event shall not constitute a default by the ABL Agent or any other ABL Secured Party of its obligations hereunder, but rather any such excess amounts shall constitute Excess ABL Obligations subject to the shifting priorities described in Section 4.1 hereof.

(b) Term Debt Cap. If at any time, the maximum aggregate principal of the loans or notes under the Term Documents exceeds the Term Debt Cap (provided that, for the avoidance of doubt, Term Obligations under Term Hedging Agreements shall not be included in the calculation of the Term Debt Cap), or any Term Document is Modified to permit the same, such event shall not constitute a default by the Term Agent or any other Term Secured Party of its obligations hereunder, but rather any such excess amounts shall constitute Excess Term Obligations subject to the shifting priorities described in Section 4.1 hereof.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the ABL Agent, for and on behalf of itself and the other ABL Secured Parties, and the Term Agent, for and on behalf of itself and the other Term Secured Parties, have caused this Agreement to be duly executed and delivered as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as the ABL Agent

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as the Term Agent

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGMENT

Each Borrower and each Guarantor hereby acknowledges that it has received a copy of this Intercreditor Agreement to which this Acknowledgement is attached as in effect on the date hereof, and to the extent applicable to it, and consents thereto, agrees to recognize all rights granted thereby to the ABL Agent, the other ABL Secured Parties, the Term Agent, and the other Term Secured Parties (including pursuant to Section 7.18), and will not do any act or perform any obligation which is not in accordance with the agreements set forth in this Agreement as in effect on the date hereof (and, to the extent such Borrower and Guarantor receive a copy of any amendment hereto, as amended and in effect from time to time). Each Borrower and each Guarantor further acknowledges and agrees that, except for amendments for which their consent is required pursuant to Section 7.4, it is not an intended beneficiary or third party beneficiary under this Agreement and (i) as between the ABL Secured Parties, the Borrowers and Guarantors, the ABL Documents remain in full force and effect as written and are in no way modified hereby, and (ii) as between the Term Secured Parties, the Borrowers and Guarantors, the Term Documents remain in full force and effect as written and are in no way modified hereby.

Without limiting the foregoing or limiting or prejudicing any rights or remedies the Borrowers and the other Credit Parties may have, Parent, the Borrowers and the other Credit Parties consent to the rights granted to the ABL Secured Parties, and the performance by the Term Agent of the obligations, set forth in Section 3.6 of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the undersigned has have caused this Acknowledgment to be duly executed and delivered as of the date first above written.

SPORTSMAN’S WAREHOUSE, INC., as Lead Borrower, an ABL Borrower and the Term Borrower

By:
Name:
Title:

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., as an ABL Borrower and a Term Guarantor

By:
Name:
Title:

MINNESOTA MERCHANDISING CORP., as an ABL Borrower and a Term Guarantor

By:
Name:
Title:

PACIFIC FLYWAY WHOLESALE, LLC, as an ABL Borrower and a Term Guarantor

By:	Sportsman’s Warehouse, Inc., its sole member

By:
Name:
Title:

[Signature Page to Acknowledgment - Intercreditor Agreement]

SPORTSMAN’S WAREHOUSE HOLDINGS, INC, as an ABL Guarantor and a Term Guarantor

By:
Name:
Title:

[Signature Page to Acknowledgment - Intercreditor Agreement]

EXHIBIT F

[FORM OF] AFFILIATE SUBORDINATION AGREEMENT

THIS AFFILIATE SUBORDINATION AGREEMENT (this “Agreement”), dated as of [—], 201[—], made by and among each entity named on Schedule I attached hereto (collectively with any entity becoming a party hereto pursuant to Section 10, the “Subordinated Creditors”) and each entity named on Schedule II attached hereto (collectively, the “Subordinated Debtors”), in favor of Credit Suisse AG (“CS”), in its capacity as administrative agent and collateral agent under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, pursuant to the Loan Documents (such capitalized term, and other terms used herein and not otherwise defined herein, to have the meanings ascribed thereto in the Credit Agreement) the Lenders have extended and/or will extend financing arrangements to the Borrower;

WHEREAS, each Subordinated Debtor may hereafter from time to time become indebted or otherwise obligated to the applicable Subordinated Creditor in respect of indebtedness related to or resulting from intercompany loans, advances or other indebtedness from such Subordinated Creditor (all such present and future indebtedness owing to the Subordinated Creditors (whether created directly or acquired by assignment or otherwise), and interest, premiums and fees, if any, thereon and other amounts payable in respect thereof and all rights and remedies of the Subordinated Creditors with respect thereto, being referred to as the “Intercompany Subordinated Debt”);

WHEREAS, pursuant to the Credit Agreement, each of the Subordinated Creditors and each of the Subordinated Debtors is required to execute and deliver this Agreement;

WHEREAS, each Subordinated Creditor and each Subordinated Debtor has duly authorized the execution, delivery and performance of this Agreement; and

WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Agreement inasmuch as such Subordinated Creditor and each Subordinated Debtor will derive substantial direct and indirect benefits from the financing arrangements made from time to time to the Borrower by the Lenders pursuant to the Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings specified below (for all purposes of this Agreement, the rules of construction and interpretative provisions set forth in Section 1.02 of the Credit Agreement shall apply unless the context otherwise requires):

“Agreement” is defined in the preamble hereof.

“Credit Agreement” shall mean that certain Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, by and among Sportsman’s Warehouse, Inc., a Utah corporation, Sportsman’s Warehouse Holdings, Inc., a Utah corporation, the lenders from time to time party thereto, and Credit Suisse AG, as

Exhibit F-1

administrative agent, (in such capacity, the “Administrative Agent”) and as collateral agent, (in such capacity, the “Collateral Agent”).

“Discharge of Obligations” shall mean, subject to Section 8(b) hereof, (a) payment in full in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding) and premium, if any, on all Indebtedness outstanding under the Loan Documents (including, without limitation any refinancings or replacement of any thereof), (b) payment in full of all other Obligations (or, with respect to obligations under Hedging Agreements, other arrangements reasonably satisfactory to the applicable hedge counterparty) that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest and premium, if any, are paid, and (c) termination of all Commitments (if any) of the Lenders under the Loan Documents (including without limitation, any refinancings or replacements of any thereof).

“Insolvency or Liquidation Proceeding” shall mean as to any Person (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to such Person, (b) any other voluntary or involuntary insolvency, reorganization, arrangement or bankruptcy case or proceeding, or any receivership, liquidation, reorganization, arrangement or other similar case or proceeding with respect to such Person or with respect to a material portion of its assets, (c) any liquidation, dissolution, reorganization or winding up of such Person whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any general assignment for the benefit of creditors or any other marshalling of assets and liabilities of such Person.

“Intercompany Subordinated Debt” is defined in the recitals hereof.

“Prepayment” is defined in Section 2(b) hereof.

“Scheduled Payment” is defined in Section 2(b) hereof.

“Subordinated Creditor” is defined in the preamble hereof.

“Subordinated Debtor” is defined in the preamble hereof.

2. Agreement to Subordinate.

(a) Each of the Subordinated Debtors and Subordinated Creditors agrees that the Intercompany Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior payment in full of all Obligations now existing or hereafter arising under the Loan Documents. For purposes of this Agreement, the Obligations shall not be deemed to have been paid in full until the Discharge of Obligations. To the extent permitted by applicable law, each of the Subordinated Debtors and the Subordinated Creditors waives notice of acceptance of this Agreement by the Lenders, and each Subordinated Creditor waives notice of and consent to the making, amount and terms of the Obligations which may exist or be created from time to time and any renewal, extension, amendment or modification thereof, and any other lawful action which any Lender in its sole and absolute discretion may take or omit to take with respect thereto. The provisions of this Section 2 shall constitute a continuing offer made for the benefit of and to all Lenders, and each Lender is hereby irrevocably authorized to enforce such provisions.

(b) Prior to the Discharge of Obligations and subject to Sections 2(c) and 3(d) below, no Subordinated Debtor shall pay or make and no Subordinated Creditor shall accept or receive, any payment in respect of the Intercompany Subordinated Debt other than (i) regularly scheduled payments of

Exhibit F-2

principal and interest on the Intercompany Subordinated Debt (a “Scheduled Payment”) and (ii) prepayments of principal and accrued interest on the Intercompany Subordinated Debt (a “Prepayment”). For purposes of these provisions in this Section 2, “payment” in respect of any Intercompany Subordinated Debt shall include any payment or distribution from any source, whether in cash, property or securities, by set-off or otherwise, in respect of principal, premium, interest or otherwise, including in connection with any redemption or purchase of such Intercompany Subordinated Debt or any recovery on any claim for rescission or damages.

(c) No Subordinated Debtor shall make, and no Subordinated Creditor shall receive or accept, any Prepayment or Scheduled Payment if (i) an Event of Default has occurred and is continuing under the Credit Agreement or would result therefrom, or (ii) such Prepayment or Scheduled Payment is otherwise prohibited under the Loan Documents.

(d) In the event that any Subordinated Debtor shall make, and/or any Subordinated Creditor shall receive, any payment on Intercompany Subordinated Debt in contravention of this Agreement or the terms of the Credit Agreement, then and in any such event such payment shall be deemed to be the property of and segregated, received and held in trust for the benefit of, the Lenders, and shall be promptly paid over and delivered to the Administrative Agent in the same form as so received (with any necessary indorsement) for the benefit of the Lenders.

(e) Subject to compliance with Section 3(b) hereof, a Subordinated Creditor shall automatically be released from its obligations hereunder upon the consummation of any transaction permitted by the Credit Agreement as a result of which such Subordinated Creditor ceases to be a Subsidiary of Holdings.

3. In Furtherance of Subordination.

(a) Upon any distribution of all or any of the assets of any Subordinated Debtor or any Subordinated Creditor in the event of any Insolvency or Liquidation Proceeding of any such Subordinated Debtor or such Subordinated Creditor, then, and in any such event, the Lender shall be entitled to the Discharge of Obligations (whether or not the Obligations have been declared due and payable prior to the date on which the Obligations would otherwise have become due and payable) before such Subordinated Creditor or anyone claiming through or on its behalf (including any receiver, trustee, or otherwise) is entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Intercompany Subordinated Debt, and to that end any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Intercompany Subordinated Debt in any such case, proceeding, dissolution, liquidation or other winding up or event, shall be paid or delivered directly to the Administrative Agent for the application to the Obligations until the Discharge of Obligations.

(b) Prior to any dissolution, distribution, sale or other disposition of any Subordinated Creditor pursuant to a transaction permitted by the Credit Agreement, each Subordinated Creditor and each Subordinated Debtor shall cause the subsequent holder (to the extent such subsequent holder is not a Loan Party) of the Intercompany Subordinated Debt to subordinate the Intercompany Subordinated Debt to the Obligations on substantially the same terms and conditions set forth in this Agreement or otherwise on terms and conditions reasonably satisfactory to the Administrative Agent.

(c) If any Insolvency or Liquidation Proceeding referred to in Section 3(a) above is commenced by or against any Subordinated Debtor or any Subordinated Creditor during the continuance of such Insolvency or Liquidation Proceeding,

Exhibit F-3

(i) the Administrative Agent is hereby irrevocably authorized and empowered (in its own name or in the name of such Subordinated Debtor, such Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the Intercompany Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Intercompany Subordinated Debt or enforcing any security interest or other lien securing payment of the Intercompany Subordinated Debt) as the Administrative Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Lenders hereunder; provided, that, in the event that the Administrative Agent takes such action, the Administrative Agent shall apply all proceeds first, to the payment of the actual costs and expenses of enforcement of this Agreement, and second, to the Obligations in accordance with Section 5.02 of the Guarantee and Collateral Agreement; and

(ii) such Subordinated Creditor shall duly and promptly take such action as the Administrative Agent may reasonably request (A) to collect the Intercompany Subordinated Debt for the account of the Lenders and to file appropriate claims or proofs of claim in respect of the Intercompany Subordinated Debt, (B) to execute and deliver to the Administrative Agent such powers of attorney, assignments, or other instruments as the Administrative Agent may reasonably request to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Intercompany Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Intercompany Subordinated Debt.

(d) All payments or distributions of assets of any Subordinated Debtor, whether in cash, property or securities upon or with respect to the Intercompany Subordinated Debt that are received by the applicable Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Lenders, shall be segregated from other funds and property held by such Subordinated Creditor and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary indorsement) to be applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement.

(e) The Administrative Agent and the Lenders are hereby authorized to demand specific performance of this Agreement, whether or not the Subordinated Debtors or the Subordinated Creditors shall have complied with any of the provisions hereof applicable to it, at any time when the Subordinated Creditors or any one of them shall have failed to comply with any of the provisions of this Agreement applicable to it. Each Subordinated Creditor hereby irrevocably waives any defense (other than the defense of a Discharge of Obligations) based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

4. No Enforcement or Commencement of Any Proceedings. Each Subordinated Creditor agrees that prior to the Discharge of Obligations, it will not take any action or commence any proceeding to enforce or collect the Intercompany Subordinated Debt, or commence, or join with any creditor other than the Lenders in commencing, any proceeding referred to in Section 3(a), in each case prior to the 10th Business Day after the date upon which such Subordinated Creditor shall have given written notice to the Administrative Agent of its intention to take such action.

5. Rights of Subordination. Each Subordinated Creditor agrees that no payment or distribution to the Administrative Agent or the Lenders pursuant to the provisions of this Agreement shall entitle such Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Discharge of Obligations. Each Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act, by the Administrative Agent or the Lenders

Exhibit F-4

which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of such Subordinated Creditor against the applicable Subordinated Debtor.

6. Disposition or Enforcement of Intercompany Subordinated Debt. The Subordinated Creditors will not, without the prior written consent of the Administrative Agent, or except to the extent permitted by the Credit Agreement:

(a) sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Intercompany Subordinated Debt; or

(b) during the continuance of an Event of Default, take, or permit to be taken, any action to assert, collect or enforce the Intercompany Subordinated Debt or any part thereof, except that portion of the Intercompany Subordinated Debt enforced on behalf of the Lenders pursuant to Section 3(c).

7. Agreement by the Subordinated Debtors. Each Subordinated Debtor agrees that it will not make any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement. Each Subordinated Creditor agrees that it shall not require and shall not accept any payment on any of the Intercompany Subordinated Debt, or take any other action, in contravention of the provisions of this Agreement.

8. Obligations Hereunder Not Affected.

(a) All rights and interests of the Administrative Agent and the Lenders hereunder, and all agreements and obligations of the Subordinated Creditors and the Subordinated Debtors hereunder, shall to the extent permitted by applicable law remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any document evidencing the Obligations;

(ii) any change in the time, manner or place of payment of, or any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from any of the documents evidencing or relating to the Obligations;

(iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty or Loan Document, for all or any of the Obligations;

(iv) any failure of the Administrative Agent or any Lender to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement, the Credit Agreement or any other Loan Document;

(v) any reduction, limitation, impairment or termination of the Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each of the Subordinated Debtors and the Subordinated Creditors hereby waives any right to or claim of) any defense (other than the defense of a Discharge of Obligations) or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations; and

Exhibit F-5

(vi) any other circumstance which might otherwise constitute a defense (other than the defense of a Discharge of Obligations) available to, or a discharge of, the Subordinated Debtors in respect of the Obligations or the Subordinated Creditors in respect of this Agreement.

(b) Notwithstanding anything to the contrary herein, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon any Insolvency or Liquidation Proceeding of any Subordinated Debtor or otherwise, all as though such payment or any portion thereof had not been made. Each Subordinated Creditor acknowledges and agrees that the Administrative Agent and the Lenders may, in accordance with the terms of the Loan Documents, to the extent permitted by applicable law without notice or demand and without affecting or impairing such Subordinated Creditor’s obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Obligations and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders, in their sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrower or other obligor; and (v) exercise or refrain from exercising any rights against any Subordinated Debtor or any other Person.

9. Amendments, Waivers. Subject to Section 10 below, no amendment or waiver of any provision of this Agreement, nor any consent or departure by any Subordinated Creditor or any Subordinated Debtor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and each other party hereto and then such waiver, amendment, or consent shall be effective only in the specific instance and for the specific purpose for which given.

10. Additional Subordinated Creditors. Each Subsidiary that was not in existence or not a Subsidiary on the Closing Date is required to enter into this Agreement as a Subordinated Creditor upon becoming such a Subsidiary. Upon execution and delivery by such Subsidiary of a joinder agreement in the form of Exhibit A hereto, such Subsidiary shall become a Subordinated Creditor hereunder with the same force and effect as if originally named as a Subordinated Creditor herein. The execution and delivery of any such instrument shall not require the consent of any other party hereunder. The rights and obligations of each party hereunder shall remain in full force and effect notwithstanding the addition of any new party as a party to this Agreement.

11. Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, the Lenders and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel (subject to the limitations set forth in Section 9.05 of the Credit Agreement)) in connection with the preparation, negotiation, execution, delivery and administration of this Agreement or in connection with any amendment, amendment and restatement, supplement, joinder, modification and waiver of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

12. Address for Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement and as provided on the signature pages hereunder and on any signature page to a Joinder entered into pursuant to Section 10 above.

13. Entire Agreement; Severability. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any

Exhibit F-6

Lender or any of their respective Affiliates relative to the subject matter hereof not expressly set forth or referred to herein or therein. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

14. Cumulative Rights. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. The parties hereto expressly acknowledge and agree that the Lenders have entered into the Credit Agreement and will continue to make financing arrangements to the Borrower in reliance on the execution and delivery of this Agreement, and the Administrative Agent and the Lenders are intended, and by this reference expressly made, third party beneficiaries of the provisions of this Agreement.

15. Continuing Agreement. This Agreement is a continuing agreement of subordination and the Lenders may, from time to time and without notice to the Subordinated Creditors, extend credit to or make other financing arrangements with the Borrower in reliance hereon. This Agreement shall (i) remain in full force and effect until the Discharge of Obligations (subject to Section 8(b) hereof), (ii) be binding upon the Subordinated Creditors, the Subordinated Debtors and their respective successors, transferees and assigns and (iii) inure to the benefit of and be enforceable (subject to bankruptcy exclusions) by the Administrative Agent and each of the Lenders and their respective successors, transferees and assigns. Without limiting the generality of the foregoing, any Lender may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Obligations held by it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Lender herein or otherwise.

16. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

17. Forum Selection and Consent to Jurisdiction.

(a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the

Exhibit F-7

parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Subordinated Creditors, the Subordinated Debtors or their respective properties in the courts of any jurisdiction.

(b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in any action or proceeding arising out of or relating to this Agreement in the manner provided for notices in Section 12 hereof. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. In furtherance of the foregoing, and not in limitation thereof, each Subordinated Creditor hereby irrevocably designates, appoints and empowers the Borrower, with offices on the date hereof at [—], as its designee, appointee and agent with respect to any action or proceeding in New York to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents which may be served in any such action or proceeding, and each Subordinated Creditor hereby confirms and agrees that the Borrower has been duly and irrevocably appointed as its agent and true and lawful attorney-in-fact in its name, place and stead to accept such service of any and all legal process, summons, notices and documents, and agrees that the failure of such agent to give any advice of any such service of process to such Subordinated Creditor shall not impair or affect the validity of such service or of any judgment based thereon. If for any reason such designee, appointee and agent shall cease to be available to act as such, each Subordinated Creditor agrees to designate a new designee, appointee and agent in New York City on the terms and for the purposes of this provision reasonably satisfactory to the Administrative Agent.

18. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 18.

19. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

20. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Exhibit F-8

21. Relationship Between Administrative Agent and Lenders. Each and every benefit accruing hereunder to the Administrative Agent shall be deemed to also accrue to each applicable Lender.

[Signature Pages Follow]

Exhibit F-9

IN WITNESS WHEREOF, the parties have caused this Affiliate Subordination Agreement to be duly executed and delivered as of the date first above written.

[37] [ ],
as Subordinated Creditor

By:
Name:
Title:

Address for Notices:
[ ]
[ ]
Attention: [ ]
Fax No. [ ]
Email: [ ]

[ ], as Subordinated Debtor

By:
Name:
Title:

Address for Notices:
[ ]
[ ]
Attention: [ ]
Fax No. [ ]
Email: [ ]

[37]	Add additional signature blocks as necessary.

Affiliate Subordination Agreement

ACCEPTED BY:

CREDIT SUISSE AG, as Administrative Agent and as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Address for Notices:
Credit Suisse AG
Eleven Madison Avenue
New York, NY 10010
Attention: Sean Portrait – Agency Manager
Eleven Madison Avenue
New York, NY 10010, Fax No. 212-322-2291
Phone: 919-994-6369
Email: agency.loanops@credit-suisse.com

Affiliate Subordination Agreement

Schedule I

Subordinated Creditors

Schedule II

Subordinated Debtors

Exhibit A to

Affiliate Subordination Agreement

JOINDER AGREEMENT                     , dated as of [    ], 201[  ] (“Joinder”), to the Affiliate Subordination Agreement (as defined below), by the [NEW SUBORDINATED CREDITOR].

A. Reference is made to the Affiliate Subordination Agreement, dated as of [            ], 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Affiliate Subordination Agreement”), among the Subordinated Creditors and the Subordinated Debtors in favor of CREDIT SUISSE AG, as Administrative Agent and Collateral Agent under the Credit Agreement.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Affiliate Subordination Agreement.

C. Section 10 of the Affiliate Subordination Agreement provides that additional Subsidiaries of Holdings shall become Subordinated Creditors under the Affiliate Subordination Agreement by execution and delivery of an instrument in the form of this Joinder. The undersigned Subsidiary (the “New Subordinated Creditor”) is executing this Joinder in accordance with the requirements of the Affiliate Subordination Agreement to become a Subordinated Creditor under the Affiliate Subordination Agreement.

Accordingly, the New Subordinated Creditor agrees as follows:

SECTION 1. In accordance with Section 10 of the Affiliate Subordination Agreement, the New Subordinated Creditor by its signature below becomes a Subordinated Creditor under the Affiliate Subordination Agreement with the same force and effect as if originally named therein as a Subordinated Creditor and the New Subordinated Creditor hereby agrees to all of the terms and provisions of the Affiliate Subordination Agreement applicable to it as a Subordinated Creditor. Each reference to a “Subordinated Creditor” in the Affiliate Subordination Agreement shall be deemed to include the New Subordinated Creditor. The Affiliate Subordination Agreement is hereby incorporated herein by reference.

SECTION 2. WHEREAS, each Subordinated Creditor and each Subordinated Debtor has duly authorized the execution, delivery and performance of this Agreement; and

WHEREAS, it is in the best interests of each Subordinated Creditor to execute this Agreement inasmuch as such Subordinated Creditor and each Subordinated Debtor will derive substantial direct and indirect benefits from the financing arrangements made from time to time to the Borrower by the Lenders pursuant to the Loan Documents.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 3. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder shall become effective when the Administrative Agent shall have received counterparts of this Joinder, when taken together, that bears the signatures of the New Subordinated Creditor. Delivery of an executed signature page to this Joinder by facsimile transmission or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the Affiliate Subordination Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS JOINDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Affiliate Subordination Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 12 of the Affiliate Subordination Agreement.

SECTION 8. The New Subordinated Creditor agrees to reimburse the Administrative Agent in accordance with Section 11 of the Affiliate Subordination Agreement.

IN WITNESS WHEREOF, the New Subordinated Creditor has duly executed this Joinder to the Affiliate Subordination Agreement as of the day and year first above written.

[NAME OF NEW SUBORDINATED CREDITOR]

By:
Name:
Title:

Address for Notices:
[ ]
[ ]
Attention: [ ]
Fax No. [ ]
Email: [ ]

EXHIBIT G

FORM OF COMPLIANCE CERTIFICATE

[            ], [    ], 201[  ]

This Compliance Certificate (“Compliance Certificate”) is delivered pursuant to Section 5.04(c) of the Credit Agreement, dated as of August 20, 2013, among Sportsman’s Warehouse, Inc., a Utah corporation, as the Borrower (this and each other capitalized term used herein without definition having the meaning assigned to such term in the Credit Agreement), Sportsman’s Warehouse Holdings, Inc., a Utah corporation (“Holdings”), the Lenders from time to time party thereto, and Credit Suisse AG, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”).

1. I am the duly elected, qualified and acting [Insert Title of Financial Officer] of Holdings and the Borrower, and as such, I am authorized to execute and deliver this Compliance Certificate in the name and on the behalf of the Loan Parties.

2. I have reviewed and am familiar with the contents of this Compliance Certificate.

3. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of Holdings and its consolidated subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Such review did not disclose, and I have no knowledge of, the existence of any condition or event that constitutes an Event of Default or Default during or at the end of the accounting period covered by the Financial Statements or as of the date of this Certificate, except as set forth in a separate attachment, if any, to this Compliance Certificate, which separate attachment describes in detail, the nature of the condition or event, the period during which it has existed and the action that Holdings or any of its Subsidiaries has taken, is taking, or proposes to take with respect to each such condition or event.

4. Attached hereto as Attachment 2, which is incorporated herein by this reference, are the computations showing compliance with the covenants set forth in Sections 6.10 and 6.11 of the Credit Agreement [and setting forth the calculation of Excess Cash Flow and the Available Amount for the fiscal year covered by such financial statements]1.

[1]	Insert for Compliance Certificates delivered with annual financial statements (commencing with the first full fiscal year following the Closing Date) pursuant to Section 5.04(a) of the Credit Agreement.

Exhibit G-1

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first above written.

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

By:
Name:
Title:

Exhibit G-2

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Exhibit G-3

Attachment 2

to Compliance Certificate

The information described herein is as of [                    ] and pertains to the Calculation Period ending on [                    ].

A.	Section 6.10 – Interest Coverage Ratio

	1.	Consolidated EBITDA (line A.1.a. plus line A.1.b.xi. minus line A.1.c.iv.):[1]			$[ ]

		a.	Consolidated Net Income:		$[ ]

		b.	without duplication and to the extent deducted in determining such Consolidated Net Income for such period:

			i.	consolidated interest expense for such period:	$[ ]
			ii.	consolidated income tax expense for such period:	$[ ]
			iii.	all amounts attributable to depreciation and amortization for such period:	$[ ]
			iv.	any non-cash charges (other than the write-down of current assets and non-cash charges representing an accrual or reserve with respect to an item paid or expected to be paid in cash) for such period (including non-cash compensation expense and amounts representing non-cash adjustments for application arising by reason of the application of ASC No. 805 (relating to changes in accounting for the amortization of goodwill and certain other intangibles), ASC No. 350 and ASC No. 360 (relating to the write-down of long-lived assets) and ASC No. 805 (including in connection with “earn outs” incurred as deferred consideration pursuant to a Permitted Acquisition):	$[ ]
			v.	to the extent paid in accordance with Section 6.07, any management, monitoring, consulting and advisory fees and related expenses paid in cash to the Sponsor during such period:	$[ ]
			vi.	costs and expenses incurred in connection with (x) the Transactions or (y) the incurrence of any Incremental Term Loans:	$[ ]
			vii.	costs and expenses incurred in connection with Permitted Acquisitions:	$[ ]
			viii.	pre-opening and development costs and expenses incurred in connection with the opening of new Stores after the Closing Date:	$[ ]

[1]	For purposes of the determination of the Interest Coverage Ratio, the Total Net Leverage Ratio and the Total Secured Leverage Ratio at any time, Consolidated EBITDA shall be calculated on a Pro Forma basis.

Exhibit G-4

	ix.	any unusual or non-recurring charges, expenses or losses (including, without limitation, for litigation) for such period in an amount not to exceed $2,500,000; provided, that costs and expenses shall not be added back pursuant to this line A.1.b.ix to the extent such costs and expenses are of a type covered by A.1.b.x:	$[ ]
	x.	the amount of “run rate” cost savings projected by the Borrower in good faith to be realized as a result of specified actions taken on or prior to the last day of the applicable Calculation Period and which are expected to be realized within 12 months thereafter in connection with future dispositions, discontinued operations and cost saving, restructuring, business optimization and other similar initiatives (which cost savings shall be added to Consolidated EBITDA until fully realized (but, in no event, for more than four fiscal quarters) and calculated on a pro forma basis as though such cost savings had been realized on the first day of the relevant Calculation Period), net of the amount of actual benefits realized during such period from such actions; provided that (1) such cost savings are reasonably identifiable and factually supportable, (2) the Administrative Agent shall have received a certificate from a Financial Officer of the Borrower setting forth the calculation of such cost savings, and (3) the aggregate amount of additions made to Consolidated EBITDA for any Calculation Period pursuant to this line A.1.b.x shall not exceed 10.0% of Consolidated EBITDA for such Calculation Period (calculated prior to giving effect to any adjustment pursuant to this line A.1.b.x):	$[ ]

	xi.	the sum of lines A.1.b.i. through A.1.b.x:	$[ ]

c.	without duplication:

	i.	all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to A.1.a.iv in a previous period:	$[ ]
	ii.	any net after tax gain or income from the early extinguishment of Indebtedness, Hedge Agreements or other derivative investments (including as a result of an assignment of Term Loans to a Purchasing Borrower Party only as permitted pursuant to Section 9.04(c) of the Credit Agreement or to an Affiliated Lender as permitted pursuant to Section 9.04(d) of the Credit Agreement):	$[ ]
	iii.	to the extent included in determining such Consolidated Net Income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP:

	iv.	the sum of lines A.1.c.i through A.1.c.iii:	$[ ]

Exhibit G-5

	2.	Consolidated Interest Expense for such period minus line A.2.d:		$[ ]
		a.	interest income of Holdings, the Borrower and the Subsidiaries for such period:	$[ ]
		b.	amortization of deferred financing costs, debt issuance costs, commissions, discounts, fees and expenses, pay-in-kind interest expense and any other amounts of non-cash interest (including as a result of the effects of acquisition method accounting) for such period:	$[ ]
		c.	debt discount or premium and financing fees and expenses for such period, including underwriting and arrangement fees and prepayment or redemption premiums:	$[ ]

		d.	the sum of lines A.2.a through A.2.c:	$[ ]

	3.	Interest Coverage Ratio:		[ ]:1.00
(the ratio of line A.1 to line A.2):

	4.	Minimum Consolidated Interest Coverage Ratio permitted for such Calculation Period:		[ ]:1.00	[2]

B.	Section 6.11 – Maximum Total Net Leverage Ratio

	1.	Total Debt:		$[ ]

	2.	Unrestricted Cash; provided that the aggregated amount of cash and Permitted Investments permitted to reduce Total Net Debt pursuant to this line B.2 shall not exceed $7,500,000:		$[ ]

	3.	Total Net Debt		$[ ]
(line B.1. minus line B.2)

	4.	Consolidated EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date (line A.1):		$[ ]

	5.	Total Net Leverage Ratio
		(the ratio of line B.3 to line B.4):		[ ]:1.00

	6.	Maximum Total Net Leverage Ratio permitted as of the last day of such Calculation Period:		[ ]:[ ]	[3]

[2]	As set forth in Section 6.10 of the Credit Agreement.
[3]	As set forth in Section 6.11 of the Credit Agreement.

Exhibit G-6

EXHIBIT H-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sportsman’s Warehouse, Inc., a Utah corporation (the “Borrower”), Sportsman’s Warehouse, Inc., a Utah corporation, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

Pursuant to the provisions of Section 2.20(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[signature pages follow]

Exhibit H-1-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20

Exhibit H-1-2

EXHIBIT H-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement, dated as of August [    ], 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sportsman’s Warehouse, Inc., a Utah corporation (the “Borrower”), Sportsman’s Warehouse, Inc., a Utah corporation, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

Pursuant to the provisions of Section 2.20(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[signature pages follow]

Exhibit H-2-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20

Exhibit H-2-2

EXHIBIT H-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sportsman’s Warehouse, Inc., a Utah corporation (the “Borrower”), Sportsman’s Warehouse, Inc., a Utah corporation, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

Pursuant to the provisions of Section 2.20(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[signature pages follow]

Exhibit H-3-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: , 20

Exhibit H-3-2

EXHIBIT H-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Treated As Partnerships For U.S. Federal Income Tax Purposes)

Reference is made to the Credit Agreement, dated as of August 20, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Sportsman’s Warehouse, Inc., a Utah corporation (the “Borrower”), Sportsman’s Warehouse, Inc., a Utah corporation, the lenders from time to time party thereto, and Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent.

Pursuant to the provisions of Section 2.20(g) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[signature pages follow]

Exhibit H-4-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF LENDER]

By:
Name:
Title:

Date: , 20

Exhibit H-4-2